SEI Institutional Investments Trust

Prospectus as of September 30, 2007

Large Cap Fund

Large Cap Diversified Alpha Fund

Large Cap Disciplined Equity Fund

Large Cap Index Fund

Small Cap Fund

Small/Mid Cap Equity Fund

International Equity Fund

World Equity Ex-US Fund

Emerging Markets Equity Fund

Global Equity Fund

Global Managed Volatility Fund

Enhanced Income Fund

Core Fixed Income Fund

High Yield Bond Fund

Long Duration Fund

Extended Duration Fund

Emerging Markets Debt Fund

Real Return Plus Fund

Class A

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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SEI INSTITUTIONAL INVESTMENTS TRUST

About This Prospectus

SEI Institutional Investments Trust is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies and are designed primarily for institutional investors and financial institutions and their clients that have signed an Investment Management Agreement (as discussed below). This prospectus gives you important information about the shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about the Funds, please see:

Large Cap Fund	3

Large Cap Diversified Alpha Fund	7

Large Cap Disciplined Equity Fund	11

Large Cap Index Fund	17

Small Cap Fund	21

Small/Mid Cap Equity Fund	25

International Equity Fund	28

World Equity Ex-US Fund	33

Emerging Markets Equity Fund	38

Global Equity Fund	41

Global Managed Volatility Fund	44

Enhanced Income Fund	48

Core Fixed Income Fund	53

High Yield Bond Fund	57

Long Duration Fund	61

Extended Duration Fund	65

Emerging Markets Debt Fund	69

Real Return Plus Fund	73

More Information About Fund Investments	78

Investment Adviser and Sub-Advisers	78

Purchasing and Selling Fund Shares	106

Disclosure of Portfolio Holdings Information	113

Dividends, Distributions and Taxes	113

Financial Highlights	116

How to Obtain More Information About SEI Institutional Investments Trust	Back Cover

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Global Asset Allocation

Each Fund has its own distinct risk and reward characteristics, investment objective, policies and strategies. In addition to managing the Funds, SEI Investments Management Corporation (SIMC) constructs and maintains global asset allocation strategies for certain clients, and the Funds are designed in part to implement those strategies. The degree to which an investor's portfolio is invested in the particular market segments and/or asset classes represented by these Funds varies, as does the investment risk/return potential represented by each Fund. Some Funds, especially the Emerging Markets Equity, High Yield Bond and Emerging Markets Debt Funds, may have extremely volatile returns. Because of the historical lack of correlation among various asset classes, an investment in a portfolio of Funds representing a range of asset classes as part of an asset allocation strategy may reduce the strategy's overall level of volatility. As a result, a global asset allocation strategy may reduce risk.

In managing the Funds, SIMC focuses on four key principles: asset allocation, portfolio structure, the use of managers and continuous portfolio management. Asset allocation across appropriate asset classes is the central theme of SIMC's investment philosophy. SIMC seeks to reduce risk further by creating a portfolio that focuses on a specific asset class. SIMC then oversees a network of managers who invest the assets of these Funds in distinct segments of the market or class represented by each Fund. These managers adhere to distinct investment disciplines, with the goal of providing greater consistency and predictability of results, as well as broader diversification across and within asset classes. Finally, SIMC regularly rebalances to ensure that the appropriate mix of assets is constantly in place, and constantly monitors and evaluates managers for these Funds to ensure that they do not deviate from their stated investment philosophy or process.

Eligible Investors

Eligible investors are principally institutions, including defined benefit plans, defined contribution plans, health care defined benefit plans and board-designated funds, insurance operating funds, foundations, endowments, public plans and Taft-Hartley plans, that have entered into an Investment Management Agreement (an Agreement) with SIMC (collectively, Eligible Investors). More information about Eligible Investors is in the "Purchasing and Selling Fund Shares" section of this prospectus.

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Risk/Return Information Common to the Funds

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. Each Fund's assets are managed under the direction of SIMC and one or more Sub-Advisers who manage portions of the Funds' assets in a way that they believe will help the Funds achieve their goals. SIMC acts as "manager of managers" for the Funds, and attempts to ensure that the Sub-Advisers comply with the Funds' investment policies and guidelines. SIMC also recommends the appointment of additional or replacement Sub-Advisers to the Funds' Board of Trustees. In addition, to a limited extent, SIMC may also directly manage a portion of the High Yield Bond Fund's assets in a manner that it believes will help the Fund achieve its investment goal. Still, investing in the Funds involves risk, and there is no guarantee that a Fund will achieve its goal. SIMC and the Sub-Advisers make judgments about the securities markets, the economy, and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. In fact, no matter how good a job SIMC and the Sub-Advisers do, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which those securities trade. The estimated level of volatility for each Fund is set forth in the Fund Summaries that follow. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

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LARGE CAP FUND

Fund Summary

Investment Goal:  Long-term growth of capital and income

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in large cap U.S. common stocks

Investment Strategy

Under normal circumstances, the Large Cap Fund will invest at least 80% of its net assets in equity securities of large companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations of more than $1 billion at the time of purchase. These securities may include common stocks, preferred stocks, warrants and derivative instruments whose value is based on an underlying equity security or basket of equity securities. The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SIMC.

The Sub-Advisers may engage in short sales in an amount up to 20% of the Fund's value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the Sub-Advisers sell securities short they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk.

The Fund may purchase shares of exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment

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companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. The Fund's investment strategy of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund is also subject to the risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

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Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for ten years. The performance information shown is based on full calendar years.

Best Quarter: 23.28% (12/31/98)

Worst Quarter: -17.49% (09/30/02)

The Fund's total return from January 1, 2007 to June 30, 2007 was 6.98%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2006 to those of the Russell 1000 Index.

Large Cap Fund	1 Year	5 Years	10 Years	Since Inception*
Return Before Taxes	14.41%	6.40%	8.17%	8.92%
Russell 1000 Index Return (reflects no deduction for fees, expenses or taxes)**	15.46%	6.82%	8.64%	9.34%

* The inception date of the Fund is June 14, 1996. Index returns shown from June 30, 1996.

** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 1,000 largest U.S. companies.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.06%
Acquired Fund Fees and Expenses	0.00	%*
Total Annual Fund Operating Expenses	0.46	%**

* Represents less than one basis point.

** The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. In addition, the Fund may participate in a commission recapture program where Fund trades may be executed through the Fund's distributor, and a portion of the commissions paid on those trades is then used to pay Fund expenses. With these fee waivers and commission recapture payments, the Fund's actual total operating expenses were as follows:

Large Cap Fund — Class A Shares (after waiver)	0.26%
Large Cap Fund — Class A Shares (after waiver and commission recapture)	0.26%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Fund — Class A Shares	$47	$148	$258	$579

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LARGE CAP DIVERSIFIED ALPHA FUND

Fund Summary

Investment Goal:  Long-term growth of capital and income

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in large cap stocks and other equity securities

Investment Strategy

Under normal circumstances, the Large Cap Diversified Alpha Fund will invest at least 80% of its net assets in equity securities of large companies or in portfolio strategies designed to correlate to a portfolio composed of large cap equity securities. The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among multiple Sub-Advisers that use different investment strategies to seek to achieve returns in excess of the performance of a broad U.S. large cap benchmark. This allocation among investment strategies aims to diversify the sources from which Sub-Advisers seek to achieve excess returns (i.e., returns in excess of a benchmark index or "alpha"), and thereby diversify the relative risk of the Fund. While the Fund is expected to have an absolute return and risk profile similar to the broad U.S. large cap equity market, returns may be derived in part from investing significant portions of the fund in securities outside of the large cap market. The Fund seeks to exceed the total return of the Russell 1000 Index.

When investing directly in equity securities of large cap companies, such securities may include common stocks, preferred stocks or warrants. Sub-Advisers investing directly in equity securities may employ various strategies to seek to achieve excess returns. For example, certain Sub-Advisers may employ a long-only strategy, while other Sub-Advisers may also employ short sales. Sub-Advisers that engage in short sales may only do so in an amount up to 30% (measured at the time of investment) of the value of the portion of the Fund managed by that Sub-Adviser. When a Sub-Adviser sells securities short, it may use the proceeds from the sale to purchase long positions in additional equity securities. Short strategies may be used for both hedging and non-hedging purposes. The Fund may also invest in ETFs based on a large cap index.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of large cap equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The managers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform a large cap benchmark by purchasing derivatives correlated to a broad large cap index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than large cap equities. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below investment grade (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency

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exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the S&P 500 Index (between $1.6 billion and $475.5 billion as of August 31, 2007).

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign securities, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

For derivative strategies, the assets backing the derivatives will generally be entirely different from the Fund's primary investments (i.e., equity securities and derivatives based on the Fund's benchmark index). For example, the Sub-Advisers may use various fixed income securities, including high yield (junk bond) and foreign fixed income securities, currencies, derivatives and other equity securities in order to seek to enhance the Fund's returns over the returns of the Fund's benchmark. These strategies expose the Fund to the risk that its portfolio of derivatives may not properly track the performance of the Fund's benchmark index. They also expose the Fund to the risks of investing in asset classes that are different from the benchmark index (i.e., large cap equity securities), and the Fund would underperform its benchmark index to the extent that the Fund's investments in other asset classes decline in value.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

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The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the duration or interest rate sensitivity of these securities affects risk.

Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. The Fund's investment strategy of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund is also subject to the risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

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Performance Information

The Fund commenced operations on February 28, 2006. Because the Fund did not have a full calendar year of performance as of December 31, 2006, performance results have not been provided.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.34	%*
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses	0.78	%**†

* Other expenses include interest and dividend expenses associated with securities sold short (Short Sale Expenses), which were 0.27% for the most recent fiscal year.

** The Fund's total actual annual fund operating expenses (which reflect the estimated amount of expenses borne indirectly by the Fund as a result of its investment in the Underlying SEI Funds) for the most recent fiscal year were less than the amount shown above because the Adviser and/or the Fund's administrator voluntarily waived a portion of their fees in order to keep total operating expenses (exclusive of Short Sale Expenses, interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Short Sales Expenses will cause the Fund's total operating expenses to exceed this specified level. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. In addition, the Fund may participate in a commission recapture program where Fund trades may be executed through the Fund's distributor, and a portion of the commissions paid on those trades is then used to pay Fund expenses. With these fee waivers, the Fund's actual total operating expenses were as follows:

Large Cap Diversified Alpha Fund — Class A Shares (after waiver)	0.62%
Large Cap Diversified Alpha Fund — Class A Shares (excluding Short Sale Expenses and after waiver and commission recapture)	0.35%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

† The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Diversified Alpha Fund — Class A Shares	$80	$249	$433	$966

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LARGE CAP DISCIPLINED EQUITY FUND

Fund Summary

Investment Goal:  Capital appreciation

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in common stocks and other equity securities

Investment Strategy

Under normal circumstances, the Large Cap Disciplined Equity Fund will invest at least 80% of its net assets in equity securities of large companies. These securities may include common stocks, preferred stocks, warrants, ETFs based on a large cap equity index and derivative instruments whose value is based on an underlying equity security or basket of equity securities. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the S&P 500 Composite Stock Price Index (S&P 500 Index) (between $1.6 billion and $475.5 billion as of August 31, 2007). The Fund may also engage in short sales and derivative strategies, each as described below.

The Fund seeks to exceed the total return of the S&P 500 Index, with a similar level of volatility, by investing primarily in a portfolio of common stocks included in the S&P 500 Index, as well as other equity investments and derivative instruments whose value is derived from the performance of the S&P 500 Index. The Fund uses a multi-manager approach, relying on Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund may employ Sub-Advisers that use a variety of different methods to seek to outperform the Fund's benchmark, including purchasing stocks with strong anticipated future earnings growth, selecting stocks that the Sub-Adviser believes are undervalued relative to their fundamentals, capturing returns from the natural volatility of the market and employing strategies which rotate among various sectors of the market. The Fund may also utilize one or more additional Sub-Advisers who manage in a complementary style with the objective to seek to add value over the S&P 500 Index while maintaining a similar level of volatility to the S&P 500 Index.

The Sub-Advisers may use derivative instruments or other techniques or instruments (e.g., simultaneously taking long and short positions on similar stock securities, long-only or short-only positions) to hedge the Fund against various risks and other factors that affect the portfolio's volatility. The Sub-Advisers may also use these instruments and techniques for non-hedging purposes. The Sub-Advisers may engage in short sales in an amount up to 20% of the Fund's value (measured at the time of investment). When the Sub-Advisers sell securities short they may use the proceeds from the sales to purchase long positions in additional equity securities.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of large cap equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The Sub-Advisers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform a large cap

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benchmark by purchasing derivatives correlated to a broad large cap index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than large cap equities. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign markets, including emerging markets, corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below investment grade (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign securities, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

For derivative strategies, the assets backing the derivatives will generally be entirely different from the Fund's primary investments (i.e., equity securities and derivatives based on the Fund's benchmark index). For example, the Sub-Advisers may use various fixed income securities, including high yield (junk bond) and foreign fixed income securities, currencies, derivatives and other equity securities in order to seek to enhance the Fund's returns over the returns of the Fund's benchmark. These strategies expose the Fund to the risk that its portfolio may not properly track the performance of the Fund's benchmark index. They also expose the Fund to the risks of investing in asset classes that are different from the benchmark index (i.e., large cap equity securities), and the Fund would underperform its benchmark index to the extent that the Fund's investments in other asset classes decline in value.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to

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events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the duration or interest rate sensitivity of these securities affects risk.

Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to a lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the

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borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. The Fund's investment strategy of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund is also subject to the risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

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Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for three years. The performance information shown is based on full calendar years.

Best Quarter: 9.84% (12/31/04)

Worst Quarter: -1.87% (09/30/04)

The Fund's total return from January 1, 2007 to June 30, 2007 was 7.17%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2006 to those of the S&P 500 Index.

Large Cap Disciplined Equity Fund	1 Year	Since Inception*
Return Before Taxes	15.52%	13.72%
S&P 500 Index Return (reflects no deduction for fees, expenses or taxes)**	15.80%	12.82%

* The inception date for the Fund is August 28, 2003. Index returns shown from August 31, 2003.

** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of the 500 stocks designed to mimic the overall equity markets' industry weightings.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.07	%*
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses	0.51	%**†

* Other expenses include interest expenses associated with reverse repurchase agreements (Reverse Repurchase Expenses), which were 0.01% for the most recent fiscal year.

** The Fund's total actual annual fund operating expenses (which reflect the estimated amount of expenses borne indirectly by the Fund as a result of its investment in the Underlying SEI Funds) for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. In addition, the Fund may participate in a commission recapture program where Fund trades may be executed through the Fund's distributor, and a portion of the commissions paid on those trades is then used to pay Fund expenses. With these fee waivers, the Fund's actual total operating expenses were as follows:

Large Cap Disciplined Equity Fund — Class A Shares (after waiver)	0.23%
Large Cap Disciplined Equity Fund — Class A Shares (excluding Reverse Repurchase Expenses and after waiver and commission recapture)	0.22%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

† The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Disciplined Equity Fund — Class A Shares	$52	$164	$285	$640

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LARGE CAP INDEX FUND

Fund Summary

Investment Goal:  Investment results that correspond to the aggregate price and dividend performance of the securities in the Russell 1000 Index

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing a sub-adviser, the Fund invests in the common stocks and other equity securities included in the Russell 1000 Index

Investment Strategy

The Large Cap Index Fund invests substantially all of its assets in securities that are included in the Russell 1000 Index, which is composed of securities of the 1,000 largest U.S. companies (mostly common stocks) valued at between $1.2 billion and $475.5 billion as of August 31, 2007. The Fund's ability to replicate the performance of the Russell 1000 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. The Sub-Adviser selects the Fund's securities under the general supervision of SIMC, but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, market or financial analyses). Instead, the Sub-Adviser purchases a basket of securities that includes a representative sample of the companies in the Russell 1000 Index. However, the Fund's Sub-Adviser may sell an investment if the merit of the investment has been substantially impaired by extraordinary events or adverse financial conditions.

What are the Risks of Investing in the Fund?

The Fund attempts to track the performance of a benchmark index. Factors such as cash flows, Fund expenses, imperfect correlation between the Fund's investments and those of its benchmark, rounding of share prices, changes to the benchmark, and regulatory policies may affect the Fund's ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is just a composite of the prices of the securities it represents rather than an actual portfolio of those securities, an index will have no expenses. As a result, the Fund, which will have expenses such as brokerage, custody, management fees and other operational costs, may not achieve its investment objective of accurately correlating to the index.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that the performance of the Fund may deviate from the Russell 1000 Index. The Sub-Adviser purchases only a representative portion of the securities in the Russell 1000 Index, and performance of the Fund's portfolio of securities therefore may not match that of the Russell 1000 Index. Depending on the Sub-Adviser's approach and the size of the Fund, the representative sample of

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securities in the Russell 1000 Index that are actually held by the Fund may vary from time to time. In addition, the Fund is subject to the risk that its investment approach, which attempts to replicate the performance of the Russell 1000 Index, may perform differently than other mutual funds which focus on particular equity market segments or invest in other asset classes.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

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Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in performance of the Fund's Class A Shares from year to year for four years. The performance information shown is based on full calendar years.

Best Quarter: 15.59% (06/30/03)

Worst Quarter: -2.99% (03/31/03)

The Fund's total return from January 1, 2007 to June 30, 2007 was 7.16%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2006 to those of the Russell 1000 Index.

Large Cap Index Fund	1 Year	Since Inception*
Return Before Taxes	15.40%	6.92%
Russell 1000 Index Return (reflects no deduction for fees, expenses or taxes)**	15.46%	8.52%

* The inception date for the Fund is April 1, 2002. Index returns shown from April 30, 2002.

** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 1,000 largest U.S. companies.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.17%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses	0.00	%*
Total Annual Fund Operating Expenses	0.24	%**

* Represents less than one basis point.

** The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. In addition, the Fund may participate in a commission recapture program where Fund trades may be executed through the Fund's distributor, and a portion of the commissions paid on those trades is then used to pay Fund expenses. With these fee waivers, the Fund's actual total operating expenses were as follows:

Large Cap Index Fund — Class A Shares (after waiver)	0.06%
Large Cap Index Fund — Class A Shares (after waiver and commission recapture)	0.06%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Index Fund — Class A Shares	$25	$77	$135	$306

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SMALL CAP FUND

Fund Summary

Investment Goal:  Capital appreciation

Share Price Volatility:  High

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in common stocks of smaller U.S. companies

Investment Strategy

Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets in equity securities of small companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2000 Index (between $27 million and $3.5 billion as of August 31, 2007) or the S&P SmallCap 600 Index (between $88.3 million and $5.0 billion as of August 31, 2007). The market capitalization range and the composition of both the Russell 2000 Index and the S&P SmallCap 600 Index are subject to change. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, generally applies either a growth-oriented, a value-oriented or a blended approach to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell side analysts, and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

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The Fund is also subject to the risk that small capitalization securities may underperform other segments of the equity markets or the equity markets as a whole. The smaller capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets, and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities are traded over the counter or listed on an exchange.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

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Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for ten years. The performance information shown is based on full calendar years.

Best Quarter: 23.61% (06/30/03)

Worst Quarter: -22.68% (09/30/98)

The Fund's total return from January 1, 2007 to June 30, 2007 was 9.27%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2006 to those of the Russell 2000 Index.

Small Cap Fund	1 Year	5 Years	10 Years	Since Inception*
Return Before Taxes	16.84%	11.16%	10.83%	10.60%
Russell 2000 Index Return (reflects no deduction for fees, expenses or taxes)**	18.37%	11.39%	9.44%	9.53%

* The inception date of the Fund is June 14, 1996. Index returns shown from June 30, 1996.

** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,000 smallest U.S. companies out of the 3,000 largest U.S. companies.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	0.74%*†

* The Fund's total actual annual fund operating expenses (which reflect the estimated amount of expenses borne indirectly by the Fund as a result of its investment in the Underlying SEI Funds) for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. In addition, the Fund may participate in a commission recapture program where Fund trades may be executed through the Fund's distributor, and a portion of the commissions paid on those trades is then used to pay Fund expenses. With these fee waivers and commission recapture payments, the Fund's actual total operating expenses were as follows:

Small Cap Fund — Class A Shares (after waiver)	0.54%
Small Cap Fund — Class A Shares (after waiver and commission recapture)	0.52%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

† The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Fund — Class A Shares	$76	$237	$411	$918

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SMALL/MID CAP EQUITY FUND

Fund Summary

Investment Goal:  Long-term capital appreciation

Share Price Volatility:  High

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in the common stocks and other equity securities of small- to medium-sized issuers

Investment Strategy

Under normal circumstances, the Small/Mid Cap Equity Fund will invest at least 80% of its net assets in equity securities of small- and medium-sized companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2500 Index (between $27 million and $8.4 billion as of August 31, 2007). The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. For example, the Sub-Advisers may include both value managers (i.e., managers that select stocks they believe are undervalued in light of such fundamental characteristics as earnings, cash flow or book value), and growth managers (i.e., managers that select stocks they believe have significant earnings growth potential based on new product introductions, revenue growth and/or margin improvement and other factors).

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that small to medium capitalization securities may underperform other segments of the equity markets or the equity markets as a whole. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities.

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Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the changes in performance of the Fund's Class A Shares from year to year for three years. The performance information shown is based on full calendar years.

Best Quarter: 15.16% (12/31/04)

Worst Quarter: -5.29% (06/30/06)

The Fund's total return from January 1, 2007 to June 30, 2007 was 9.28%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2006 to those of the Russell 2500 Index.

Small/Mid Cap Equity Fund	1 Year	Since Inception*
Return Before Taxes	15.30%	15.71%
Russell 2500 Index Return (reflects no deduction for fees, expenses, or taxes)**	16.17%	14.10%

* The inception date for the Fund is December 15, 2003. Index returns shown from December 31, 2003.

** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2500 Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,500 smallest U.S. companies out of the 3,000 largest U.S. companies.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	0.74%*†

* The Fund's total actual annual fund operating expenses (which reflect the estimated amount of expenses borne indirectly by the Fund as a result of its investment in the Underlying SEI Funds) for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. In addition, the Fund may participate in a commission recapture program where Fund trades may be executed through the Fund's distributor, and a portion of the commissions paid on those trades is then used to pay Fund expenses. With these fee waivers and commission recapture payments, the Fund's actual total operating expenses were as follows:

Small/Mid Cap Equity Fund — Class A Shares (after waiver)	0.50%
Small/Mid Cap Equity Fund — Class A Shares (after waiver and commission recapture)	0.48%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

† The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Small/Mid Cap Equity Fund — Class A Shares	$76	$237	$411	$918

SEI / PROSPECTUS

INTERNATIONAL EQUITY FUND

Fund Summary

Investment Goal:  Capital appreciation

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in equity securities of foreign companies

Investment Strategy

Under normal circumstances, the International Equity Fund will invest at least 80% of its net assets in equity securities. These securities may include common stocks, preferred stocks, warrants, exchange-traded funds based on an international equity index and derivative instruments whose value is based on an underlying equity security or basket of equity securities. The Fund will invest in securities of issuers of all capitalization ranges that are located in at least three countries other than the U.S. The Fund will invest primarily in companies located in developed countries outside of the U.S., but may also invest in companies located in emerging markets. Generally, the Fund will invest less than 20% of its assets in emerging markets. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment strategies to manage portions of the Fund's portfolio under the general supervision of SIMC. This allocation among investment strategies aims to diversify the sources from which certain Sub-Advisers seek to achieve returns in excess of the Fund's benchmark (i.e., "alpha"). While the Fund is expected to have an absolute return and risk profile similar to the international equity market, returns may be derived in part from investing significant portions of the Fund in securities other than equity securities, as described below. The Fund is diversified as to issuers, market capitalization, industry and country.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of international equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The Sub-Advisers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform an international equity benchmark by purchasing derivatives correlated to a broad international equity index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than international equities. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below investment grade (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Adviser may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

The Sub-Advisers seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using futures, foreign currency forward contracts and other derivatives. The Fund

SEI / PROSPECTUS

may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

For derivative strategies, the assets backing the derivatives will generally be entirely different from the Fund's primary investments (i.e., equity securities and derivatives based on the Fund's benchmark index).

SEI / PROSPECTUS

For example, the Sub-Advisers may use various fixed income securities, including high yield (junk bond) and foreign fixed income securities, currencies, derivatives and other equity securities in order to seek to enhance the Fund's returns over the returns of the Fund's benchmark. These strategies expose the Fund to the risk that its portfolio of derivatives may not properly track the performance of the Fund's benchmark index. They also expose the Fund to the risks of investing in asset classes that are different from the benchmark index (i.e., international equity securities), and the Fund would underperform its benchmark index to the extent that the Fund's investments in other asset classes decline in value.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the duration or interest rate sensitivity of these securities affects risk. Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund may take active positions in currencies, which involves different techniques and risk analyses than the Fund's purchase of securities. Active investment in currencies may subject the Fund to additional risks and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in equity securities.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liability.

The Fund is also subject to the risk that international equity securities of developed countries may underperform other segments of the equity markets or the equity markets as a whole.

SEI / PROSPECTUS

Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for ten years. The performance information shown is based on full calendar years.

Best Quarter: 20.81% (12/31/99)

Worst Quarter: -19.82% (09/30/02)

The Fund's total return from January 1, 2007 to June 30, 2007 was 11.87%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2006 to those of the Morgan Stanley Capital International (MSCI) EAFE Index.

International Equity Fund	1 Year	5 Years	10 Years	Since Inception*
Return Before Taxes	27.41%	14.72%	8.00%	7.82%
Morgan Stanley Capital International (MSCI) EAFE Index Return (reflects no deduction for fees, expenses or taxes)**	26.34%	14.98%	7.71%	7.48%

* The inception date of the Fund is June 14, 1996. Index returns shown from June 30, 1996.

** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Morgan Stanley Capital International (MSCI) EAFE Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 900 securities listed on the stock exchanges of developed market countries in Europe, Australasia and the Far East.

SEI / PROSPECTUS

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.51%
Distribution (12b-1) Fees	None
Other Expenses	0.20	%*
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses	0.75	%**†

* Other expenses include interest expenses associated with reverse repurchase agreements (Reverse Repurchase Expenses), which were 0.13% for the most recent fiscal year.

** The Fund's total actual annual fund operating expenses (which reflect the estimated amount of expenses borne indirectly by the Fund as a result of its investment in the Underlying SEI Funds) for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and/or the Fund's administrator may discontinue all or part of these fee waivers at any time. In addition, the Fund may participate in a commission recapture program where Fund trades may be executed through the Fund's distributor, and a portion of the commissions paid on those trades is then used to pay Fund expenses. With these fee waivers and commission recapture payments, the Fund's actual total operating expenses were as follows:

International Equity Fund — Class A Shares (after waiver)	0.50%
International Equity Fund — Class A Shares (excluding Reverse Repurchase Expenses and after waiver and commission recapture)	0.37%

For the current fiscal year, the total expenses after the voluntary waiver discussed above, and excluding expenses associated with reverse repurchase agreements, are expected to be 0.39%. For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

† The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
International Equity Fund — Class A Shares	$77	$240	$417	$930

SEI / PROSPECTUS

WORLD EQUITY EX-US FUND

Fund Summary

Investment Goal:  Capital appreciation

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in equity securities of foreign companies, including those in emerging market countries

Investment Strategy

Under normal circumstances, the World Equity Ex-US Fund will invest at least 80% of its net assets in equity securities of foreign companies. These securities may include common stocks, preferred stocks, warrants, exchange-traded funds based on an international equity index and derivative instruments whose value is based on an international equity index and derivative instruments whose value is based on an underlying equity security or basket of equity securities. The Fund will invest in securities of foreign issuers located in developed and emerging market countries. However, the Fund will not invest more than 30% of its assets in the common stocks or other equity securities of issuers located in emerging market countries. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment strategies to manage portions of the Fund's portfolio under the general supervision of SIMC. This allocation among investment strategies aims to diversify the sources from which certain Sub-Advisers seek to achieve returns in excess of the Fund's benchmark (i.e., "alpha"). While the Fund is expected to have an absolute return and risk profile similar to the international equity market, returns may be derived in part from investing significant portions of the Fund in securities other than equity securities. The Fund is diversified as to issuers, market capitalization, industry and country.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of international equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The Sub-Advisers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform an international equity benchmark by purchasing derivatives correlated to a broad international equity index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than international equities. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below investment grade (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

The Sub-Advisers seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using futures, foreign currency forward contracts and other derivatives. The Fund

SEI / PROSPECTUS

may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

The Fund seeks to exceed the return of the Morgan Stanley World Ex-US Index (net of dividends).

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

For derivative strategies, the assets backing the derivatives will generally be entirely different from the Fund's primary investments (i.e., equity securities and derivatives based on the Fund's benchmark index).

SEI / PROSPECTUS

For example, the Sub-Advisers may use various fixed income securities, including high yield (junk bond) and foreign fixed income securities, currencies, derivatives and other equity securities in order to seek to enhance the Fund's returns over the returns of the Fund's benchmark. These strategies expose the Fund to the risk that its portfolio of derivatives may not properly track the performance of the Fund's benchmark index. They also expose the Fund to the risks of investing in asset classes that are different from the benchmark index (i.e., international equity securities), and the Fund would underperform its benchmark index to the extent that the Fund's investments in other asset classes decline in value.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the duration or interest rate sensitivity of these securities affects risk. Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund may take active positions in currencies, which involves different techniques and risk analyses than the Fund's purchase of securities. Active investment in currencies may subject the Fund to additional risks and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in equity securities.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liability.

The Fund is also subject to the risk that international equity securities of developed and emerging market countries may underperform other segments of the equity markets or the equity markets as a whole.

SEI / PROSPECTUS

Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares for one year. The performance information shown is based on a full calendar year.

Best Quarter: 11.69% (12/31/06)

Worst Quarter: -0.46% (06/30/06)

The Fund's total return from January 1, 2007 to June 30, 2007 was 13.13%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2006 to those of the Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index.

World Equity Ex-US Fund	1 Year	Since Inception*
Return Before Taxes	27.54%	27.02%
Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index Return (reflects no deduction for fees, expenses or taxes)**	26.65%	24.79%

* The inception date for the Fund is March 28, 2005. Index returns shown from March 31, 2005.

** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index is an unmanaged capitalization-weighted index composed of companies representative of both developed and emerging markets excluding the United States.

SEI / PROSPECTUS

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.55%
Distribution (12b-1) Fees	None
Other Expenses	0.22	%*
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	0.79	%**†

* Other expenses include interest expenses associated with reverse repurchase agreements (Reverse Repurchase Expenses), which were 0.11% for the most recent fiscal year.

** The Fund's total actual annual fund operating expenses (which reflect the estimated amount of expenses borne indirectly by the Fund as a result of its investment in the Underlying SEI Funds) for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. In addition, the Fund may participate in a commission recapture program where Fund trades may be executed through the Fund's Distributor, and a portion of the commissions paid on those trades is then used to pay Fund expenses. With these fee waivers and commission recapture payments, the Fund's actual total operating expenses were as follows:

World Equity Ex-US Fund — Class A Shares (after waivers)	0.71%
World Equity Ex-US Fund — Class A Shares (excluding Reverse Repurchase Expenses and after waiver and commission recapture)	0.60%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

† The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
World Equity Ex-US Fund — Class A Shares	$81	$252	$439	$978

SEI / PROSPECTUS

EMERGING MARKETS EQUITY FUND

Fund Summary

Investment Goal:  Capital appreciation

Share Price Volatility:  Very high

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in equity securities of emerging market companies

Investment Strategy

Under normal circumstances, the Emerging Markets Equity Fund will invest at least 80% of its net assets in equity securities of emerging market issuers. The Fund will invest primarily in common stocks and other equity securities of foreign companies located in emerging market countries. The Fund normally maintains investments in at least six emerging market countries, and does not invest more than 35% of its total assets in any one emerging market country. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund is diversified as to issuers, market capitalization, industry and country.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility

SEI / PROSPECTUS

associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that emerging market equity securities may underperform other segments of the equity markets or the equity markets as a whole.

SEI / PROSPECTUS

Performance Information

As of September 30, 2007, the Fund had not yet commenced operations, and did not have a performance history.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	1.05%
Distribution (12b-1) Fees	None
Other Expenses	0.45	%*
Acquired Fund Fees and Expenses	0.00	%*
Total Annual Fund Operating Expenses	1.50	%**

* Other expenses and acquired fund fees and expenses are based on estimated amounts for the current fiscal year.

** The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and the Fund's administrator are each voluntarily waiving a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. In addition, the Fund may participate in a commission recapture program where Fund trades may be executed through the Fund's distributor, and a portion of the commissions paid on those trades is then used to pay Fund expenses. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

Emerging Markets Equity Fund — Class A Shares (after waiver)	1.40%
Emerging Markets Equity Fund — Class A Shares (after waiver and commission recapture)	1.40%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Emerging Markets Equity Fund — Class A Shares	$153	$474

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GLOBAL EQUITY FUND

Fund Summary

Investment Goal:  Capital appreciation

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in equity securities of issuers located in developed countries, including the United States, and in emerging market countries

Investment Strategy

Under normal circumstances, the Global Equity Fund will invest at least 80% of its net assets in equity securities. These securities may include common stocks, preferred stocks, warrants, equity options and related equity based derivative instruments. The Fund will invest primarily in common stocks and other equity securities of issuers located in developed market countries, including the United States. Generally, approximately 50% of the Fund's assets will be invested in non-U.S. issuers consistent with the Fund's benchmark. However, the Fund's investments in non-U.S. issuers will vary depending on market conditions and implementation of the Fund's investment strategy at a particular point in time. The Fund may also invest, to a limited extent, in securities of issuers located in emerging market countries. The Fund will not invest more than 15% of its assets in the common stock or other equity securities of issuers located in emerging market countries. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund is diversified as to issuers, market capitalization, industry and country.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various

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risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that equity securities of developed countries may underperform other segments of the equity markets or the equity markets as a whole.

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Performance Information

As of September 30, 2007, the Fund had not yet commenced operations, and did not have a performance history.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.25	%*
Acquired Fund Fees and Expenses	0.00	%*
Total Annual Fund Operating Expenses	0.85	%**

* Other expenses and acquired fund fees and expenses are based on estimated amounts for the current fiscal year.

** The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and the Fund's administrator are each voluntarily waiving a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. In addition, the Fund may participate in a commission recapture program where Fund trades may be executed through the Fund's distributor, and a portion of the commissions paid on those trades is then used to pay Fund expenses. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

Global Equity Fund — Class A Shares (after waiver)	0.65%
Global Equity Fund — Class A Shares (after waiver and commission recapture)	0.65%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Global Equity Fund — Class A Shares	$87	$271

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GLOBAL MANAGED VOLATILITY FUND

Fund Summary

Investment Goal:  Capital appreciation with less volatility than the broad global equity markets

Share Price Volatility:  Medium

Principal Investment Strategy:  Using multiple sub-advisers, the Fund seeks to generate capital appreciation, but with a lower level of volatility than the broad global equity markets by employing investment strategies consistent with that goal

Investment Strategy

The Global Managed Volatility Fund will typically invest in securities of U.S. and foreign companies of all capitalization ranges. These securities may include common stocks, preferred stocks, warrants, ETFs, depositary receipts and equity options. The Fund also may invest in futures, options on futures and swap agreements, and engage in short sales.

Under normal circumstances, the Fund will invest in at least three countries outside of the U.S., but will typically invest much more broadly. It is expected that at least 40% of the Fund's assets will be invested in non-U.S. securities. The Fund will invest primarily in companies located in developed countries, but may also invest in companies located in emerging markets.

The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. This approach is intended to manage the risk characteristics of the Fund. Each Sub-Adviser, in managing its portion of the Fund's assets, employs various investment strategies intended to achieve returns similar to that of the broad global equity markets, but with a lower level of volatility. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that the Adviser believes would produce a less volatile return stream to the market. Each Sub-Adviser effectively weighs securities based on their total expected risk and return, without regard to market capitalization and industry.

In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging purposes. The Sub-Advisers may engage in short sales in an amount up to 30% of the Fund's value (measured at the time of investment).

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. Although the Fund seeks to achieve returns similar to that of the broad global equity markets, but with a lower level of volatility, there can be no assurance that the Fund will be able to achieve this objective. In fact, the Fund may have greater

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volatility than that of the broad global equity markets. The Fund is also subject to the risk that the equity securities the Fund invests in may underperform, or equity securities that the Fund sells short may outperform, other segments of the equity markets or the equity markets as a whole.

Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

The Fund may employ investment strategies that involve different risks than the strategies used by typical mutual funds, including short sales. Although some of the Sub-Advisers use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies. The investment strategies employed by the Fund that emphasize hedged positions rather than non-hedged positions in securities are used in an effort to protect against losses due to general movements in market prices and are tools the Sub-Advisers use to manage the Fund's price volatility. However, no assurance can be given that such hedging will be successful or that consistent absolute returns will be achieved.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some

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derivative instruments are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security.

The Fund takes passive positions in currencies, which involves different techniques and risk analyses than the Fund's purchase of securities. Passive investment in currencies may subject the Fund to additional risks and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in fixed income securities.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

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Performance Information

As of September 30, 2007, the Fund had not commenced operations, and did not have a performance history.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.15	%*
Acquired Fund Fees and Expenses	0.00	%*
Total Annual Fund Operating Expenses	0.80	%**

* Other expenses and acquired fund fees and expenses are based on estimated amounts for the current fiscal year.

** The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and the Fund's administrator are each voluntarily waiving a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. In addition, the Fund may participate in a commission recapture program where Fund trades may be executed through the Fund's distributor, and a portion of the commissions paid on those trades is then used to pay Fund expenses. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

Global Managed Volatility Fund — Class A Shares (after waiver)	0.44%
Global Managed Volatility Fund — Class A Shares (after waiver and commission recapture)	0.44%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Global Managed Volatility Fund — Class A Shares	$82	$255

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ENHANCED INCOME FUND

Fund Summary

Investment Goal:  Capital appreciation and income

Share Price Volatility:  Low to Medium

Principal Investment Strategy:  Using multiple sub-advisers, the Fund seeks to provide an enhanced return above LIBOR (London Interbank Offered Rate)

Investment Strategy

The Enhanced Income Fund invests primarily in a diversified portfolio of investment grade and non-investment grade fixed-income securities, including: (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) obligations of foreign governments; (iii) U.S. and foreign corporate debt securities, including commercial paper, and fully-collateralized repurchase agreements with counterparties deemed credit-worthy by the Fund's Sub-Advisers; and (iv) securitized issues such as mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and collateralized debt obligations. These securities may be fixed-, variable- or floating-rate obligations and will be rated CCC- or higher at the time of purchase by at least one ratings agency. There are no restrictions on the maturity of any individual securities or on the Fund's average portfolio maturity, although the average portfolio duration of the Fund will typically vary between zero and two years.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among multiple Sub-Advisers that use different investment strategies designed to produce a total return that exceeds the total return of the 3-Month LIBOR.

The Sub-Advisers seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. Up to 20% of the Fund's assets will be invested in foreign currencies. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using futures, foreign currency forward contracts, swaps and options. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

The Fund also invests a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. Up to 100% of the bank loans in which the Fund invests may be junk bonds. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments). The Fund may invest in derivatives, such as futures contracts, options, forward contracts and swaps, either for risk management purposes or as part of its investment strategies. The Fund may also invest in other financial instruments or use other investment techniques (such as reverse repurchase agreements) to seek to obtain market exposure to the securities in which the Fund primarily invests.

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What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual

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maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed above. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund's recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. The Fund may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly

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liquid secondary market may have an adverse impact on the value of such instruments and on the Fund's ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

The Fund takes active positions in currencies, which involves different techniques and risk analyses than the Fund's purchase of securities. Active investment in currencies may subject the Fund to additional risks, including changes in exchange rates, and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in fixed income securities.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund is also subject to the risk that short-duration fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

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Performance Information

The Fund commenced operations on December 14, 2006. Because the Fund did not have a full calendar year of performance as of December 31, 2006, performance results for the Fund have not been provided.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.45%
Distribution (12b-1) Fees	None
Other Expenses	0.09	%*
Acquired Fund Fees and Expenses	0.09%
Total Annual Fund Operating Expenses	0.63	%**†

* Other expenses are based on estimated amounts for the current fiscal year.

** The Fund's total actual annual fund operating expenses (which reflect the estimated amount of expenses borne indirectly by the Fund as a result of its investment in the Underlying SEI Funds) for the current fiscal year were less than the amount shown above because the Adviser and/or the Fund's administrator voluntarily waived a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Enhanced Income Fund — Class A Shares	0.44%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

† The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Enhanced Income Fund — Class A Shares	$64	$202

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CORE FIXED INCOME FUND

Fund Summary

Investment Goal:  Current income consistent with the preservation of capital

Share Price Volatility:  Medium

Principal Investment Strategy:  Utilizing multiple sub-advisers that have fixed income investment expertise, the Fund invests in investment grade U.S. fixed income securities

Investment Strategy

Under normal circumstances, the Core Fixed Income Fund will invest at least 80% of its net assets in fixed income securities. The Fund will invest primarily in investment grade U.S. corporate and government fixed income securities, including mortgage-backed securities. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities, and each Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings, and other factors in accordance with its particular discipline. While each Sub-Adviser chooses securities of different types and maturities, the Fund, in the aggregate, generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market as represented by the Lehman Brothers Aggregate Bond Index. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The dollar-weighted average duration of the Lehman Brothers Aggregate Bond Index varies significantly over time, but as of August 31, 2007 it was 4.6 years. The Fund's current dollar-weighted average life is 4.74 years. The Fund will invest primarily in investment grade securities (those rated AAA, AA, A and BBB). However, the Fund may invest in non-rated securities or securities rated below investment grade (BB, B and CCC).

What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual

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maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

The privately issued mortgage-backed securities that the Fund invests in are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury. However, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements by banks and other financial institutions. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Fund and affect its share price.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund is also subject to the risk that U.S. fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

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Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for ten years. The performance information shown is based on full calendar years.

Best Quarter: 4.79% (12/31/00)

Worst Quarter: -1.84% (06/30/04)

The Fund's total return from January 1, 2007 to June 30, 2007 was 1.03%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2006 to those of the Lehman Aggregate Bond Index.

Core Fixed Income Fund	1 Year	5 Years	10 Years	Since Inception*
Return Before Taxes	4.71%	5.38%	6.35%	6.64%
Lehman Aggregate Bond Index Return (reflects no deduction for fees, expenses or taxes)**	4.33%	5.06%	6.24%	6.42%

* The inception date of the Fund is June 14, 1996. Index returns shown from June 30, 1996.

** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Aggregate Bond Index is a widely recognized, market-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Government obligations, corporate debt securities and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB-) or higher, with maturities of at least 1 year.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.38%*†

* The Fund's total actual annual fund operating expenses (which reflect the estimated amount of expenses borne indirectly by the Fund as a result of its investment in the Underlying SEI Funds) for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Core Fixed Income Fund — Class A Shares	0.14%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

† The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Core Fixed Income Fund — Class A Shares	$39	$122	$213	$480

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HIGH YIELD BOND FUND

Fund Summary

Investment Goal:  Total return

Share Price Volatility:  High

Principal Investment Strategy:  Utilizing multiple sub-advisers that have high yield investment expertise, the Fund invests in high yield, high risk securities

Investment Strategy

Under normal circumstances, the High Yield Bond Fund will invest at least 80% of its net assets in high yield fixed income securities. The Fund will invest primarily in fixed income securities rated below investment grade (junk bonds), including corporate bonds and debentures, convertible and preferred securities, and zero coupon obligations. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. To a limited extent, SIMC may also directly manage a portion of the Fund's portfolio. In managing the Fund's assets, the Sub-Advisers and, to the extent applicable, SIMC select securities that offer a high current yield (or return) as well as total return potential. The Fund's securities are diversified as to issuers and industries. The Fund's average weighted maturity may vary, and will generally not exceed ten years. There is no limit on the maturity or on the credit quality of any security. As noted above, the Fund will invest primarily in securities rated BB, B, CCC, CC, C and D. However, it may also invest in non-rated securities or securities rated investment grade (AAA, AA, A and BBB).

What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing

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expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that high yield securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

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Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares for one year. The performance information shown is based on a full calendar year.

Best Quarter: 3.95% (12/31/06)

Worst Quarter: 0.40% (06/30/06)

The Fund's total return from January 1, 2007 to June 30, 2007 was 3.36%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2006 to those of the Merrill Lynch U.S. High Yield Master II Constrained Index.

High Yield Bond Fund	1 Year	Since Inception*
Return Before Taxes	10.63%	10.79%
Merrill Lynch U.S. High Yield Master II Constrained Index Return (reflects no deduction for fees, expenses or taxes)**	10.76%	10.76%

* The inception date for the Fund is December 5, 2005. Index returns shown from December 31, 2005.

** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, including 144a issues. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. The Merrill Lynch U.S. High Yield Master II Constrained Index is priced daily and revisions are effected monthly. The Merrill Lynch U.S. High Yield Master II Constrained Index reflects the reinvestment of dividends.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.49%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	0.58%*†

* The Fund's total actual annual fund operating expenses (which reflect the estimated amount of expenses borne indirectly by the Fund as a result of its investment in the Underlying SEI Funds) for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

High Yield Bond Fund — Class A Shares	0.35%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

† The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
High Yield Bond Fund — Class A Shares	$59	$186	$324	$726

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LONG DURATION FUND

Fund Summary

Investment Goal:  Return characteristics similar to those of high-quality corporate bonds, with a duration range of 10 - 13 years

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing a sub-adviser that has fixed income expertise, the Fund invests in high quality U.S. fixed income securities and derivative securities

Investment Strategy

Under normal circumstances, the Long Duration Fund will invest at least 80% of its net assets in fixed income securities and synthetic instruments or derivatives having economic characteristics similar to fixed income securities. The Fund invests in a broad array of high quality fixed income instruments, including securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, asset-backed securities, mortgage-backed securities and collateralized mortgage-backed securities. The Fund will invest substantially in derivative securities, including interest rate swap agreements and treasury futures contracts, for the purpose of managing the overall duration of the Fund's portfolio of fixed income securities. The Fund will not invest in derivative securities for speculative purposes.

The Fund will invest primarily in fixed income securities rated in one of the three highest rating categories by a major rating agency, or, if unrated, determined by the Sub-Adviser to be of equivalent quality and, to a more limited extent, in fixed income securities rated in the fourth highest rating category by a major rating agency, or, if unrated, determined by the Sub-Adviser to be of equivalent quality. The Fund is expected to maintain a dollar-weighted average duration between ten and thirteen years. The Fund's current dollar-weighted average life is 10.26 years.

The Fund uses a Sub-Adviser to manage the Fund's portfolio under the general supervision of SIMC. The Sub-Adviser is selected for its expertise in managing various kinds of fixed income securities, and the Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with its particular discipline.

What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For each year of duration of a fixed income security, a 1% change in interest rates will result in a 1% change in the value of the security. For example, a duration of ten years means that the fixed income security's price will change by 10% if

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interest rates change by 1%. For this reason, a portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration. Since the Fund will maintain a relatively long duration of ten to thirteen years, it will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration will be.

Corporate fixed income securities are fixed income securities issued by private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivative instruments, such as swaps, are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

Swaps are arrangements whereby two parties (counterparties) enter into an agreement to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined dollar amount (notional principal value). The counterparties do not exchange the notional principal amount, only the payment streams. Swaps are generally subject to the same risks as other derivative securities (described above).

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund is also subject to the risk that U.S. fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

SEI / PROSPECTUS

Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares for two years. The performance information shown is based on full calendar years.

Best Quarter: 7.24% (06/30/05)

Worst Quarter: -2.86% (03/31/06)

The Fund's total return from January 1, 2007 to June 30, 2007 was -2.46%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2006 to those of the Lehman Long U.S. Treasury Index and the Lehman 15 Year Bellwether Swap Index.

Long Duration Fund	1 Year	Since Inception*
Return Before Taxes	3.39%	5.47%
Lehman Long U.S. Treasury Index Return (reflects no deduction for fees, expenses or taxes)**	1.84%	6.24%
Lehman 15 Year Bellwether Swap Index Return (reflects no deduction for fees, expenses or taxes)**	2.65%	5.77%

* The inception date of the Fund is April 21, 2004. Index returns shown from April 30, 2004.

** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Long U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. The Lehman 15 Year Bellwether Swap Index measures the total return of investing in 15-year par swaps over time.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.08%
Acquired Fund Fees and Expenses	0.00	%*
Total Annual Fund Operating Expenses	0.38	%**

* Represents less than one basis point.

** The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Long Duration Fund — Class A Shares	0.20%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Long Duration Fund — Class A Shares	$39	$122	$213	$480

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EXTENDED DURATION FUND

Fund Summary

Investment Goal:  Return characteristics similar to those of high-quality corporate bonds, with a duration range of 23 - 26 years

Share Price Volatility:  High

Principal Investment Strategy:  Utilizing a sub-adviser that has fixed income expertise, the Fund invests in high quality U.S. fixed income securities and derivative securities

Investment Strategy

Under normal circumstances, the Extended Duration Fund will invest at least 80% of its net assets in fixed income securities and synthetic instruments or derivatives having economic characteristics similar to fixed income securities. The Fund invests in a broad array of high quality fixed income instruments, including securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, asset-backed securities, mortgage-backed securities and collateralized mortgage-backed securities. The Fund will invest substantially in derivative securities, including interest rate swap agreements and treasury futures contracts, for the purpose of managing the overall duration of the Fund's portfolio of fixed income securities. The Fund will not invest in derivative securities for speculative purposes.

The Fund will invest primarily in fixed income securities rated in one of the three highest rating categories by a major rating agency, or, if unrated, determined by the Sub-Adviser to be of equivalent quality and, to a more limited extent, in fixed income securities rated in the fourth highest rating category by a major rating agency, or, if unrated, determined by the Sub-Adviser to be of equivalent quality. The Fund is expected to maintain a dollar-weighted average duration between twenty-three and twenty-six years. The Fund's current dollar-weighted average life is 24.18 years.

The Fund uses a Sub-Adviser to manage the Fund's portfolio under the general supervision of SIMC. The Sub-Adviser is selected for its expertise in managing various kinds of fixed income securities, and the Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with its particular discipline.

What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For each year of duration of a fixed income security, a 1% change in interest rates will result in a 1% change in the value of the security. For example, a duration of twenty-five years means that the fixed income security's price will change by 25%

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if interest rates change by 1%. For this reason, a portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration. Since the Fund will maintain a relatively long duration of twenty-three to twenty-six years, it will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration will be.

Corporate fixed income securities are fixed income securities issued by private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivative instruments, such as swaps, are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

Swaps are arrangements whereby two parties (counterparties) enter into an agreement to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined dollar amount (notional principal value). The counterparties do not exchange the notional principal amount, only the payment streams. Swaps are generally subject to the same risks as other derivative securities (described above).

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund is also subject to the risk that U.S. fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

SEI / PROSPECTUS

Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares for two years. The performance information shown is based on full calendar years.

Best Quarter: 18.00% (06/30/05)

Worst Quarter: -8.66% (03/31/06)

The Fund's total return from January 1, 2007 to June 30, 2007 was -9.30%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2006 to those of the Lehman 20 Year U.S. Treasury Strip Index and the Hybrid (2xLehman 20 year Bellwether Swap Index) — Lehman 3 Month Bellwether Swap Index.

Extended Duration Fund	1 Year	Since Inception*
Return Before Taxes	-0.58%	7.62%
Lehman 20 Year U.S. Treasury Strip Index Return (reflects no deduction for fees, expenses or taxes)**	-0.87%	11.48%
Hybrid (2xLehman 20 Year Bellwether Swap Index) —	-1.41%	8.69%
Lehman 3 Month Bellwether Swap Index (reflects no deduction for fees, expenses or taxes)**	5.11%	3.51%

* The inception date of the Fund is April 21, 2004. Index returns shown from April 30, 2004.

** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman 20 Year U.S. Treasury Strip Index is an Index of Treasury Strips with maturities of approximately 20 years. The Lehman 20 Year Bellwether Swap Index measures the total return of investing in 20-year par swaps over time. The Lehman 3 Month Bellwether Swap Index measures the total return of investing in 3-month par swaps over time.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.08%
Acquired Fund Fees and Expenses	0.00	%*
Total Annual Fund Operating Expenses	0.38	%**

* Represents less than one basis point.

** The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Extended Duration Fund — Class A Shares	0.20%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Extended Duration Fund — Class A Shares	$39	$122	$213	$480

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EMERGING MARKETS DEBT FUND

Fund Summary

Investment Goal:  Maximize total return

Share Price Volatility:  High to very high

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in U.S.-dollar-denominated debt securities of emerging market issuers.

Investment Strategy

Under normal circumstances, the Emerging Markets Debt Fund will invest at least 80% of its net assets in fixed income securities of emerging market issuers. The Fund will invest primarily in U.S.-dollar-denominated debt securities of government, government-related and corporate issuers in emerging market countries, as well as entities organized to restructure the outstanding debt of such issuers. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Sub-Advisers will spread the Fund's holdings across a number of countries and industries to limit its exposure to a single emerging market economy. There are no restrictions on the Fund's average portfolio maturity, or on the maturity of any specific security. There is no minimum rating standard for the Fund's securities and the Fund's securities will generally be in the lower or lowest rating categories (including those below investment grade, commonly referred to as junk bonds).

What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Junk bonds involve greater risks of default or downgrade, and involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater since the prospects for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest in these risky securities, they tend to offer higher returns.

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Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The foreign sovereign debt securities and "Brady Bonds" the Fund purchases involve specific risks, including the risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund is also subject to the risk that emerging market debt securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

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Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class A Shares for one year. The performance information shown is based on a full calendar year.

Best Quarter: 6.84% (09/30/06)

Worst Quarter: -2.83% (06/30/06)

The Fund's total return from January 1, 2007 to June 30, 2007 was 2.19%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2006 to those of the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index.

Emerging Markets Debt Fund	1 Year	Since Inception*
Return Before Taxes	11.94%	12.75%
J.P. Morgan EMBI Global Diversified Index Return (reflects no deduction for fees, expenses or taxes)**	10.67%	10.67%

* The inception date for the Fund is December 5, 2005. Index returns shown from December 31, 2005.

** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The J.P. Morgan EMBI Global Diversified Index tracks the total returns for U.S. dollar-denominated debt instruments issued by sovereign and quasi-sovereign entitites.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.85%
Distribution (12b-1) Fees	None
Other Expenses	0.09%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.95%*†

* The Fund's total actual annual fund operating expenses (which reflect the estimated amount of expenses borne indirectly by the Fund as a result of its investment in the Underlying SEI Funds) for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Emerging Markets Debt Fund — Class A Shares	0.55%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

† The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Emerging Markets Debt Fund — Class A Shares	$97	$303	$525	$1,166

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REAL RETURN PLUS FUND

Fund Summary

Investment Goal:  Total return exceeding the rate of inflation

Share Price Volatility:  Medium

Principal Investment Strategy:  Using multiple managers, the Fund invests in inflation-sensitive securities for inflation protection and other types of securities to enhance return.

Investment Strategy

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating the assets among multiple sub-advisers using different investment strategies designed to produce a total return that exceeds the rate of inflation in the U.S.

Under normal circumstances, the Fund will invest a significant portion of its assets in fixed income securities, including inflation-indexed bonds of varying maturities issued by the U.S. Treasury, other U.S. Government agencies and instrumentalities, and non-government entities such as corporations. An inflation-indexed bond is a bond that is structured so that its principal value will change with inflation. Treasury Inflation-Protected Securities, or "TIPS," are a type of inflation-indexed bond in which the Fund may invest. The Fund may also use derivative instruments that provide an inflation-adjusted return.

In an attempt to enhance return, the Fund may employ an "alpha overlay" strategy that is backed by the securities mentioned below. The overlay strategy may be invested in instruments across domestic and international equity, fixed income and currency markets. This strategy may use a wide range of derivative instruments (or direct investments) to allocate exposure among asset classes, countries and currencies. The Fund may allocate investments without limit to any one of the equity, bond and currency asset classes.

The Fund may also invest in other types of inflation-sensitive securities, such as real estate investment trusts (REITs). A portion of the Fund's assets may also be invested in commodity-linked securities to provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodity-linked securities include notes with interest payments that are tied to an underlying commodity or commodity index, exchange-traded funds (ETFs) that are tied to the performance of a commodity or commodity index, or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indices.

The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments). The Fund may invest in derivatives, such as futures contracts, options, forward contracts and swaps, either for risk management purposes or as part of its investment strategies. The Fund may also invest in other financial instruments or use other investment techniques (such as reverse repurchase agreements) to seek to obtain market exposure to the securities in which the Fund primarily invests.

A derivative instrument is a financial contract whose value depends on, or is derived from, an underlying asset, rate or index. The Fund may also invest in: (i) securities issued or guaranteed by the

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U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) obligations of foreign governments; (iii) U.S. and foreign corporate debt securities, including commercial paper, and fully-collateralized repurchase agreements with highly rated counterparties (those rated A or better); and (iv) securitized issues such as mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and collateralized debt obligations.

What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

For derivative strategies, the assets backing the derivatives will generally be entirely different from the Fund's primary investments (i.e., equity securities and derivatives based on the Fund's benchmark index). For example, the Sub-Advisers may use various fixed income securities, including high yield (junk bond) and foreign fixed income securities, currencies, derivatives and other equity securities in order to seek to enhance the Fund's returns over the returns of the Fund's benchmark. These strategies expose the Fund to the risk that its portfolio may not properly track the performance of the Fund's benchmark index. They also expose the Fund to the risks of investing in asset classes that are different from the benchmark index (i.e., large cap equity securities), and the Fund would underperform its benchmark index to the extent that the Fund's investments in other asset classes decline in value.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

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Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to a lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

The Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Further, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Investments in commodity-linked securities may be more volatile and less liquid than direct investment in the underlying commodities themselves. Commodity-related equities will not necessarily reflect changes in the price of commodities. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses. In fact, commodity-related equities may actually have a higher correlation to movement in equities than the commodity market.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Collateralized debt obligations (CDOs) are a type of asset-backed security. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed above. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund's recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning

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the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

The Fund is also subject to the risk that equity securities of developed countries may underperform other segments of the equity markets or the equity markets as a whole.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

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Performance Information

The Fund commenced operations on December 14, 2006. Because the Fund did not have a full calendar year of performance as of December 31, 2006, performance results for the Fund have not been provided.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.70%
Distribution (12b-1) Fees	None
Other Expenses	0.08	%*
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.79	%**†

* Other expenses are based on estimated amounts for the current fiscal year.

** The Fund's total actual annual fund operating expenses (which reflect the estimated amount of expenses borne indirectly by the Fund as a result of its investment in the Underlying SEI Funds) for the most recent fiscal year were less than the amount shown above because the Adviser and/or the Fund's administrator voluntarily waived a portion of their fees in order to keep total operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Adviser and/or the Fund's administrator may discontinue all or part of these waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Real Return Plus Fund — Class A Shares	0.44%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

† The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Real Return Plus Fund — Class A Shares	$81	$252

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MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary investment strategies. However, each Fund may also invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Sub-Advisers use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with a Fund's objectives. A Fund will do so only if SIMC or the Sub-Advisers believe that the risk of loss outweighs the opportunity for capital gains and higher income. Of course, there is no guarantee that any Fund will achieve its investment goal.

INVESTMENT ADVISER AND SUB-ADVISERS

SIMC acts as the manager of managers of the Funds, and is responsible for the investment performance of the Funds since it allocates each Fund's assets to one or more Sub-Advisers and recommends hiring or changing Sub-Advisers to the Board of Trustees.

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC oversees the Sub-Advisers to ensure compliance with the Funds' investment policies and guidelines, and monitors each Sub-Adviser's adherence to its investment style. The Board of Trustees supervises SIMC and the Sub-Advisers, establishes policies that they must follow in their management activities and oversees the hiring and termination of Sub-Advisers recommended by SIMC. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (described below).

SIMC, an SEC-registered adviser, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Adviser to the Funds. As of August 31, 2007, SIMC had approximately $83.6 billion in assets under management. For the fiscal year or period ended May 31, 2007, SIMC received investment advisory fees (after fee waivers), as a percentage of each Fund's net assets, at the following annual rates:

Large Cap Fund	0.25%
Large Cap Diversified Alpha Fund	0.33%
Large Cap Disciplined Equity Fund	0.20%
Large Cap Index Fund	0.04%
Small Cap Fund	0.52%
Small/Mid Cap Equity Fund	0.48%
International Equity Fund	0.34%
World Equity Ex-US Fund	0.53%
Enhanced Income Fund	0.39%*
Core Fixed Income Fund	0.12%
High Yield Bond Fund	0.33%
Long Duration Fund	0.17%

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Extended Duration Fund	0.17%
Emerging Markets Debt Fund	0.51%
Real Return Plus Fund	0.41%*

* Commenced operations on December 14, 2006. The fees for the period have been annualized.

For the fiscal year ended May 31, 2007, the Emerging Markets Equity, Global Equity and Global Managed Volatility Funds were not in operation. Each of these Funds will pay SIMC advisory fees, as a percentage of the average net assets of the Fund, at the following annual rates:

Emerging Markets Equity Fund	1.05%
Global Equity Fund	0.60%
Global Managed Volatility Fund	0.65%

A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory and sub-advisory agreements is available in the Funds' annual report, which covers the period June 1, 2006 through May 31, 2007.

Sub-Advisers and Portfolio Managers

LARGE CAP FUND:

AllianceBernstein L.P.: Sanford C. Bernstein & Co., LLC (Bernstein), a unit of AllianceBernstein L.P. (AllianceBernstein), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Large Cap Fund. Bernstein's Structured Equity Investment Policy Group, headed by Josh Lisser, the firm's Chief Investment Officer for Structured Equities who is responsible for the day-to-day coordination of the portfolio's investments, manages the portion of the Large Cap Fund's assets allocated to Bernstein. He joined Alliance Capital Management L.P. in 1992 as a portfolio manager in the index strategies group and developed the international and global risk controlled equity services.

Aronson+Johnson+Ortiz, LP: Aronson+Johnson+Ortiz, LP (AJO), located at 230 South Broad Street, Twentieth Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals manages the portion of the Large Cap Fund's assets allocated to AJO. Theodore R. Aronson, CFA, CIC, has been Managing Principal and Portfolio Manager with AJO for 23 years. Mr. Aronson is involved with AJO's administration and marketing. Kevin M. Johnson, Ph.D., has been a Principal and Portfolio Manager with the firm for 14 years. Mr. Johnson directs AJO's research and development efforts. Principal Gina Marie N. Moore, CFA, CPA, has been with AJO for 9 years as a Portfolio Manager and Research Analyst. Ms. Moore also focuses on marketing for AJO. Principal Martha E. Ortiz, CFA, CIC, has been a Portfolio Manager with the firm for 20 years. Ms. Ortiz oversees trading and is in charge of portfolio implementation. Principal Stefani Cranston, CFA, CPA, has been with AJO for 16 years as a Portfolio Manager and Portfolio and Financial Accountant. Principal R. Brian Wenzinger, CFA, has been with AJO for 7 years as a Portfolio Manager and Research Analyst.

Delaware Management Company: Delaware Management Company (DMC), a series of Delaware Management Business Trust, located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals responsible for all-cap growth manages the portion of the Large Cap Fund's assets allocated to DMC. The vast majority of the team joined DMC from Transamerica Investment

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Management, LLC (Transamerica) in April 2005. Jeffrey S. Van Harte, CFA, DMC's Senior Vice President and Chief Investment Officer — Focus Growth Equity, had been with Transamerica since 1980 as a principal and Executive Vice President. He is responsible for large-cap growth, all-cap growth, and one small/mid-cap growth portfolio. Christopher J. Bonavico, CFA, a Vice President, Senior Portfolio Manager and Equity Analyst at DMC, had been with Transamerica since 1993 as a portfolio manager. Daniel J. Prislin, CFA, a Vice President, Senior Portfolio Manager and Equity Analyst for DMC, had been with Transamerica since 1998 as a principal and portfolio manager. Christopher M. Ericksen, CFA, a Vice President, Portfolio Manager and Analyst for DMC, had been with Transamerica since 2004 as a portfolio manager. Before joining Transamerica he was a Vice President at Goldman Sachs.

Enhanced Investment Technologies, LLC: Enhanced Investment Technologies, LLC (INTECH), located at 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals, led by Dr. E. Robert Fernholz, INTECH's Chief Investment Officer since January 1991, manages the portion of the Large Cap Fund's assets allocated to INTECH. Dr. Fernholz sets policy for the investment strategy and implements and supervises the optimization process. He joined the portfolio management team at INTECH in 1987. The team consists of David Hurley, Chief Operating Officer since March 2002, who provides daily oversight of the investment process; Dr. Cary Maguire, INTECH's Senior Investment Officer since August 2002, who supervises implementation of the portfolio management and trading process; and Mr. Joseph Runnels, INTECH's Vice President of Portfolio Management since March 2003, who implements the day-to-day portfolio management and trading processes for client portfolios. Mr. Hurley, previously INTECH's Chief Compliance Officer from January 1996 to February 2003, joined the portfolio management team at INTECH in January 1988 from Prudential. Dr. Maguire, previously Director of Research from January 1995 to July 2002, joined the portfolio management team at INTECH in November 1991. Mr. Runnels, previously Director of Trading and Operations from January 1999 to March 2003, joined the portfolio management team at INTECH in June 1998 from QED Information Systems.

Goldman Sachs Asset Management, L.P.: Goldman Sachs Asset Management, L.P. (GSAM®), a Delaware Limited Partnership and wholly-owned subsidiary of The Goldman Sachs Group, Inc., located at 32 Old Slip, New York, New York 10005, serves as a Sub-Adviser to the Large Cap Fund. A team of 19 investment professionals manages the portion of the Large Cap Fund's assets allocated to GSAM. This team is led by Steven M. Barry, Gregory H. Ekizian, and David G. Shell, who presently serve as Chief Investment Officers. Mr. Barry, a Managing Director, Chief Investment Officer and Senior Portfolio Manager, who is primarily responsible for investment research in industrials and multi-industry companies, and Mid Cap, has been with the firm since 1999. Mr. Shell, CFA, a Managing Director, Chief Investment Officer and Senior Portfolio Manager, who is primarily responsible for investment research in entertainment, cable television, telecommunications and wireless communications, has been with the firm since 1997, and with its predecessor since 1987. He joined the firm when it acquired Liberty Investment Management, where he was a Senior Portfolio Manager. Mr. Ekizian, CFA, a Managing Director, Chief Investment Officer and Senior Portfolio Manager, who is primarily responsible for investment research in consumer discretionary and health care, has been with the firm since 1997, and with its predecessor since 1990. He also joined the firm when it acquired Liberty Investment Management where he was a Senior Portfolio Manager.

LSV Asset Management: LSV Asset Management (LSV), located at 1 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Large Cap Fund. Josef Lakonishok, a Founding Partner of LSV, Menno Vermeulen, CFA, a Partner, and Puneet Mansharamani, CFA, a Partner, serve as

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portfolio managers of the portion of the Large Cap Fund's assets allocated to LSV. Mr. Lakonishok has served as CEO, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst since 1995 and a Partner since 1998. Mr. Mansharamani has served as a Quantitative Analyst since 2000 and a Partner and Portfolio Manager since 2006.

Montag & Caldwell, Inc.: Montag & Caldwell, Inc. (Montag & Caldwell), located at 3455 Peachtree Road NE, Suite 1200, Atlanta, Georgia 30326, serves as a Sub-Adviser to the Large Cap Fund. William A. Vogel, CFA-CEO of Montag & Caldwell, serves as portfolio manager of the portion of the Large Cap Fund's assets allocated to Montag & Caldwell. Mr. Vogel has been a portfolio manager at Montag & Caldwell for 19 years, and has 31 years of investment experience. His role is to function as a participant in the security selection process for the Large Cap Fund, as well as act as the principal liaison with SEI with regard to the servicing of its relationship with Montag & Caldwell.

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the Large Cap Fund. QMA typically follows a team approach in the management of its portfolios. The members of QMA's portfolio management team with primary responsibility for managing the portion of the Large Cap Fund's assets allocated to QMA are listed below. The team consists of Margaret S. Stumpp, Ph.D., Peter Xu, Ph.D., Mitchell B. Stern, Ph.D., and Ted Lockwood. Ms. Stumpp, QMA's Chief Investment Officer, is responsible for the portfolio management and investment strategy for the Large Cap Fund. She is also portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Ms. Stumpp is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Ms. Stumpp joined QMA's predecessor in 1987. Mr. Xu, QMA's Managing Director, is responsible for the portfolio management and investment research for the Large Cap Fund. He conducts equity market research, the results of which are used in the stock selection process for all of QMA's quantitative core equity portfolios. Mr. Xu joined QMA's predecessor in 1997. Mr. Stern, a Principal, is responsible for the portfolio management and investment research for the Large Cap Fund. He is also responsible for research, development, and management of structured products, tax-managed separate accounts and long-short strategies of QMA. Mr. Stern joined QMA's predecessor in 1997. He also has twelve years of experience as a consultant to portfolio managers and hedge funds on quantitative investment strategies. Mr. Lockwood, a Managing Director, is responsible for the portfolio management and investment research for the Large Cap Fund. Mr. Lockwood is responsible for managing portfolios, investment research, and new product development for QMA. He joined QMA's predecessor in 1988.

LARGE CAP DIVERSIFIED ALPHA FUND:

Analytic Investors, Inc.: Analytic Investors, Inc. (Analytic), located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals at Analytic manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to Analytic. Dennis Bein, a Chief Investment Officer and a Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 12 years ago. Harindra de Silva, Analytic's President and a Portfolio Manager, has also been a member of the U.S. equity team since joining Analytic 12 years ago. Greg McMurran, a Chief Investment Officer and Portfolio Manager, has been a member of the portfolio management team since joining Analytic 31 years ago. Steve Sapra, a Portfolio Manager, has been a member of the U.S. equity team since joining Analytic eight years ago. Portfolio responsibilities are team managed with day-to-day portfolio management responsibilities

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handled primarily by Messrs. Bein and Sapra. Dr. de Silva works primarily on research for the strategy (i.e., model maintenance and design), and Mr. McMurran serves in an oversight role.

Aronson+Johnson+Ortiz, LP: Aronson+Johnson+Ortiz, LP (AJO), located at 230 South Broad Street, Twentieth Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to AJO. Theodore R. Aronson, CFA, CIC, has been AJO's Managing Principal and a Portfolio Manager for 23 years. Mr. Aronson is involved with AJO's administration and marketing. Kevin M. Johnson, PhD, has been a Principal and Portfolio Manager with AJO for 14 years. Mr. Johnson directs AJO's research and development efforts. Principal Gina Marie N. Moore, CFA, CPA, has been with AJO for 9 years as a Portfolio Manager and Research Analyst. Ms. Moore also focuses on marketing for AJO. Principal Martha E. Ortiz, CFA, CIC, has been a Portfolio Manager with AJO for 19 years. Ms. Ortiz oversees trading and is in charge of portfolio implementation. Principal Stefani Cranston, CFA, CPA, has been with AJO for 16 years as a Portfolio Manager and Portfolio and Financial Accountant. Principal R. Brian Wenzinger, CFA, has been with AJO for 7 years as a Portfolio Manager and Research Analyst.

Delaware Management Company: Delaware Management Company (DMC), a series of Delaware Management Business Trust, located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals responsible for all-cap growth manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to Delaware. The vast majority of the team joined DMC from Transamerica Investment Management, LLC (Transamerica) in April 2005. Jeffrey S. Van Harte, CFA, DMC's Senior Vice President and Chief Investment Officer — Focus Growth Equity, had been with Transamerica since 1980 as a principal and Executive Vice President. He is responsible for large-cap growth, all-cap growth, and one small/mid-cap growth portfolio. Christopher J. Bonavico, CFA, a Vice President, Senior Portfolio Manager and Equity Analyst at DMC, had been with Transamerica since 1993 as a portfolio manager. Daniel J. Prislin, CFA, a Vice President, Senior Portfolio Manager and Equity Analyst for DMC, had been with Transamerica since 1998 as a principal and portfolio manager. Christopher M. Ericksen, CFA, a Vice President, Portfolio Manager and Analyst for DMC, had been with Transamerica since 2004 as a portfolio manager. Before joining Transamerica he was a Vice President at Goldman Sachs.

Enhanced Investment Technologies, LLC: Enhanced Investment Technologies, LLC (INTECH), located at 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals, led by Dr. E. Robert Fernholz, INTECH's Chief Investment Officer since January 1991, manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to INTECH. Dr. Fernholz sets policy for the investment strategy and implements and supervises the optimization process. He joined the portfolio management team at INTECH in 1987. The team consists of David Hurley, Chief Operating Officer since March 2002, who provides daily oversight of the investment process; Dr. Cary Maguire, INTECH's Senior Investment Officer since August 2002, who supervises implementation of the portfolio management and trading process; and Joseph Runnels, INTECH's Vice President of Portfolio Management since March 2003, who implements the day-to-day portfolio management and trading process for client portfolios. Mr. Hurley, previously INTECH's Chief Compliance Officer from January 1996 to February 2003, joined the portfolio management team at INTECH in January 1988 from Prudential. Dr. Maguire, previously Director of Research from January 1995 to July 2002, joined the portfolio management team at INTECH in November 1991. Mr. Runnels, previously Director of Trading and

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Operations from January 1999 to March 2003, joined the portfolio management team at INTECH in June 1998 from QED Information Systems.

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. QMA typically follows a team approach in the management of its portfolios. The members of QMA's portfolio management team with primary responsibility for managing the portion of the Large Cap Diversified Alpha Fund's assets allocated to QMA are listed below. The team consists of Margaret S. Stumpp, Ph.D., Peter Xu, Ph.D., Mitchell B. Stern, Ph.D., Devang Gambhirwala, and Ted Lockwood. Ms. Stumpp, QMA's Chief Investment Officer, is responsible for the portfolio management and investment strategy for the Large Cap Diversified Alpha Fund. She is also portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Ms. Stumpp is also extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Ms. Stumpp joined QMA's predecessor in 1987. Mr. Xu, QMA's Managing Director, is responsible for the portfolio management and investment research for the Large Cap Diversified Alpha Fund. He conducts equity market research, the results of which are used in the stock selection process for all of QMA's quantitative core equity portfolios. Mr. Xu joined QMA's predecessor in 1997. Mr. Stern, a Principal of QMA, is responsible for the portfolio management and investment research for the Large Cap Diversified Alpha Fund. He is also responsible for research, development, and management of structured products, tax-managed separate accounts and long-short strategies for QMA. Mr. Stern joined QMA's predecessor in 1997. Mr. Gambhirwala, a Vice President of QMA, is responsible for portfolio management and investment research for the Large Cap Diversified Alpha Fund. Mr. Gambhirwala is a portfolio manager for long-short strategies for QMA. He is also responsible for the management of structured products. Mr. Gambhirwala joined QMA's predecessor in 1986. Mr. Lockwood, a Managing Director of QMA, is responsible for the portfolio management and investment research for the Large Cap Diversified Alpha Fund. Mr. Lockwood is responsible for managing portfolios, investment research, and new product development for QMA. He joined QMA's predecessor in 1988.

Smith Breeden Associates, Inc.: Smith Breeden Associates, Inc. (Smith Breeden), located at 100-Europa Drive, Suite 200, Chapel Hill, North Carolina 27157, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. A team of investment professionals led by John Sprow, a Senior Portfolio Manager, who is responsible for portfolio management trading and oversight with respect to the enhanced index equity strategy, Tim Cunneen, CFA, and Rob Aufdenspring, CFA, manages the portion of the Large Cap Diversified Alpha Fund's assets allocated to Smith Breeden. Mr. Sprow joined Smith Breeden in 1987 and has 19 years of investment experience. For the past five years, Mr. Sprow has served as a Senior Portfolio Manager. Mr. Cunneen joined Smith Breeden in 1998 and has 13 years of investment experience. His primary focus is the management of short duration portfolios. He also analyzes potential investments and execution of such investments in the MBS market. For the past five years, Mr. Cunneen has served as a Senior Portfolio Manager. Mr. Aufdenspring joined Smith Breeden in 1999 and has 10 years of investment experience. His primary focus is the management of enhanced S&P and international equity portfolios. For the past five years, Mr. Aufdenspring has served as a Portfolio Manager.

LARGE CAP DISCIPLINED EQUITY FUND:

AlphaSimplex Group, LLC: AlphaSimplex Group, LLC (AlphaSimplex), located at One Cambridge Center, Cambridge, Massachusetts 02142, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund.

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A committee of investment professionals manages the portion of the Large Cap Disciplined Equity Fund's assets allocated to AlphaSimplex. AlphaSimplex's Investment Committee is charged with the responsibility of vetting, approving and documenting all investment products and services, as well as reviewing the corresponding performance results. The three Investment Committee members with the most significant responsibility for managing the assets of the Large Cap Disciplined Equity Fund allocated to AlphaSimplex are Andrew W. Lo, Arnout M. Eikeboom and Philippe P. Lüdi. Dr. Lo is the founder of AlphaSimplex and serves as the firm's Managing Member, Chief Scientific Officer and Chairman of the Investment Committee. He has been with AlphaSimplex since the firm's inception in 1999. Dr. Eikeboom, Chief Risk Officer and Chief Compliance Officer, has been with the firm since 2000. Dr. Lüdi, a Research Scientist, specializes in time series analysis and machine learning, and has been with the firm since 2006. Prior to 2006, Dr. Lüdi was in a doctoral program for bioinformatics at Duke University.

Analytic Investors, Inc.: Analytic Investors, Inc. (Analytic), located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. A team of investment professionals manages the portion of the Large Cap Disciplined Equity Fund's assets allocated to Analytic. The team consists of Dennis Bein, a Chief Investment Officer and a Portfolio Manager, who is responsible for the ongoing research, implementation and oversight for Analytic's U.S. equity strategies, as well as the day-to-day portfolio management and trading of those accounts. Mr. Bein has been a member of the U.S. equity team since joining the firm 12 years ago. Steve Sapra, a Portfolio Manager, is responsible for ongoing research for Analytic's U.S. equity strategies, as well as day-to-day portfolio management and trading. Mr. Sapra has been a member of the U.S. equity team since joining the firm eight years ago. Harindra de Silva, Analytic's President and a Portfolio Manager, is responsible for the firm's strategic direction and the ongoing development of its investment process. He focuses on the ongoing research and portfolio management of the firm's U.S. equity strategies and Tactical Asset Allocation Strategies. Dr. de Silva has been a member of the U.S. equity team since joining the firm 10 years ago. Gregory McMurran, a Chief Investment Officer and Portfolio Manager, is responsible for the oversight of implementation of Analytic's derivatives investment strategies. Mr. McMurran has been a member of the portfolio management team since joining the firm 29 years ago.

Enhanced Investment Technologies, LLC: Enhanced Investment Technologies, LLC (INTECH), located at 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. A team of investment professionals, led by Dr. E. Robert Fernholz, INTECH's Chief Investment Officer since January 1991, manages the portion of the Large Cap Disciplined Equity Fund's assets allocated to INTECH. Dr. Fernholz sets policy for the investment strategy and implements and supervises the optimization process. He joined the portfolio management team at INTECH in 1987. The team consists of David Hurley, Chief Operating Officer since March 2002, who provides daily oversight of the investment process; Dr. Cary Maguire, INTECH's Senior Investment Officer since August 2002, who supervises implementation of the portfolio management and trading process; and Joseph Runnels, INTECH's Vice President of Portfolio Management since March 2003, who implements the day-to-day portfolio management and trading processes for client portfolios. Mr. Hurley, previously INTECH's Chief Compliance Officer from January 1996 to February 2003, joined the portfolio management team at INTECH in January 1988 from Prudential. Dr. Maguire, previously Director of Research from January 1995 to July 2002, joined the portfolio management team at INTECH in November 1991. Mr. Runnels, previously Director of Trading and Operations from January 1999 to March 2003, joined the portfolio management team at INTECH in June 1998 from QED Information Systems.

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Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. QMA typically follows a team approach in the management of its portfolios. The members of QMA's portfolio management team with primary responsibility for managing the portion of the Large Cap Disciplined Equity Fund's assets allocated to QMA are listed below. The team consists of Margaret S. Stumpp, Ph.D., Peter Xu, Ph.D., Mitchell B. Stern, Ph.D., and Ted Lockwood. Ms. Stumpp, QMA's Chief Investment Officer, is responsible for the portfolio management and investment strategy for the Large Cap Disciplined Equity Fund. She is also portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Ms. Stumpp is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Ms. Stumpp joined QMA's predecessor in 1987. Mr. Xu, QMA's Managing Director, is responsible for the portfolio management and investment research for the Large Cap Disciplined Equity Fund. He conducts equity market research, the results of which are used in the stock selection process for all of QMA's quantitative core equity portfolios. Mr. Xu joined QMA's predecessor in 1997. Mr. Stern, a Principal, is responsible for the portfolio management and investment research for the Large Cap Disciplined Equity Fund. He is also responsible for research, development, and management of structured products, tax-managed separate accounts and long-short strategies of QMA. Mr. Stern joined QMA's predecessor in 1997. Mr. Lockwood, a Managing Director, is responsible for the portfolio management and investment research for the Large Cap Disciplined Equity Fund. Mr. Lockwood is responsible for managing portfolios, investment research, and new product development for QMA. He joined QMA's predecessor in 1988.

Smith Breeden Associates, Inc.: Smith Breeden Associates, Inc. (Smith Breeden) located at 100 Europa Drive, Suite 200, Chapel Hill, North Carolina 27157, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. A team of investment professionals led by John Sprow, a Senior Portfolio Manager, who is responsible for portfolio management trading and oversight with respect to the enhanced index equity strategy, Tim Cunneen, CFA, and Rob Aufdenspring, CFA, manages the portion of the Large Cap Disciplined Equity Fund's assets allocated to Smith Breeden. Mr. Sprow joined Smith Breeden in 1987 and has 19 years of investment experience. For the past five years, Mr. Sprow has served as a Senior Portfolio Manager. Mr. Cunneen joined Smith Breeden in 1998 and has 13 years of investment experience. His primary focus is the management of short duration portfolios. He also analyzes potential investments and execution of such investments in the MBS market. For the past five years, Mr. Cunneen has served as a Senior Portfolio Manager. Mr. Aufdenspring joined Smith Breeden in 1999 and has 10 years of investment experience. His primary focus is the management of enhanced S&P and international equity portfolios. For the past five years, Mr. Aufdenspring has served as a Portfolio Manager.

LARGE CAP INDEX FUND:

SSgA Funds Management, Inc.: State Street Global Advisors Funds Management, Inc. (SSgA FM), located at One Lincoln Street, Boston, MA 02111, serves as a Sub-Adviser for a portion of the assets of the Large Cap Index Fund. The Fund is managed by the Global Structured Products Group. Portfolio Managers Shelli Edgar and Karl Schneider have day-to-day management responsibility of the Fund. Ms. Edgar and Mr. Schneider are members of SSgA FM's Global Structured Products Group and are principals of SSgA FM. Ms. Edgar joined the firm in 2000 and currently manages some of the firm's Dow Jones Style Funds, as well as other commingled and separately managed domestic funds. Prior to assuming this role, Ms. Edgar was a Product Engineer for SSgA's US Active Quantitative Team, where she was responsible for investment management, research, and product development. She also worked

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in the Evaluation Group within SSgA, analyzing portfolios. Mr. Schneider joined the firm in 1996 and is a Senior Portfolio Manager in the firm's Global Structured Products Group. He currently manages the firm's commingled Wilshire 5000, Wilshire 4500, and Russell 2000 funds, as well as other commingled and separately managed domestic and international funds. Prior to joining the Global Structured Products Group in 1998, Mr. Schneider worked as a portfolio manager in SSgA's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios.

SMALL CAP FUND:

Artisan Partners Limited Partnership: Artisan Partners Limited Partnership (Artisan), located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, serves as a Sub-Adviser to the Small Cap Fund. Scott C. Satterwhite, James C. Kieffer and George O. Sertl, Jr. serve as portfolio managers of the portion of the Small Cap Fund's assets allocated to Artisan and are responsible for researching investment opportunities and the securities selection process. Messrs. Satterwhite and Kieffer are Managing Directors of Artisan and have co-managed Artisan's Small-Cap Value Strategy for over 5 years. They both joined Artisan in 1997. Mr. Sertl became co-manager of the portion of the Small Cap Fund's assets allocated to Artisan during May 2006. Prior to that time, Mr. Sertl was an analyst working with Mr. Satterwhite and Mr. Kieffer on Artisan's Small-Cap Value Strategy, including the Small Cap Fund. Mr. Sertl joined Artisan in 2000.

BlackRock Capital Management, Inc.: BlackRock Capital Management, Inc. (BlackRock), located at 100 Bellevue Parkway, Wilmington, Delaware 19809, serves as a Sub-Adviser to the Small Cap Fund. Wayne Archambo, CFA, serves as lead portfolio manager and is responsible for coverage of stocks. Kate O'Connor, CFA, serves as co-portfolio manager and participates in all investment decisions. Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and manager of Boston Partners Asset Management, L.P.'s small- and mid-cap value equity products since the firm's inception in 1995. Ms. O'Connor also joined BlackRock in 2002. Prior to that time, she served as an equity analyst at Independence Investment LLC from 2000 to 2001 and as a principal at Boston Partners Asset Management, L.P. from 1997 to 2000.

David J. Greene and Company, LLC: David J. Greene and Company, LLC (David J. Greene), located at 599 Lexington Avenue, 12th Floor, New York, New York 10022, serves as a Sub-Adviser to the Small Cap Fund. Benjamin H. Nahum, David J. Greene's Executive Vice President, serves as lead Portfolio Manager for the portion of the Small Cap Fund's assets allocated to David J. Greene. Michael C. Greene, the firm's Chief Executive Officer, serves as back-up Portfolio Manager. Mr. Nahum is responsible for evaluating research recommendations, determining holdings size, and establishing sector weights within the Fund's specified guidelines and investment objectives. Messrs. Nahum and Greene have been Owners/Principals of the firm for the past 15 years.

Delaware Management Company: Delaware Management Company (DMC), a series of Delaware Management Business Trust, located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to DMC. The team consists of Marshall Bassett, Lori Wachs, CFA, Steve Lampe, CPA, Rudy Torrijos and Barry Gladstein, CFA. Mr. Bassett, Senior Vice President and Chief Investment Officer – Emerging Growth Equity, has been with DMC for 10 years. Ms. Wachs has been with DMC for 15 years and has been Vice President and Portfolio Manager for 11 years. Mr. Lampe has been with DMC for 12 years and has been Vice President

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and Portfolio Manager for 8 years. Mr. Gladstein, Vice President and Portfolio Manager, has been with the team for 8 years. Mr. Torrijos has been a Vice President and Portfolio Manager for 2 years at DMC and prior to that, a technology analyst at Fiduciary Trust Co, International for 3 years.

Integrity Asset Management, LLC: Integrity Asset Management, LLC (Integrity), located at 401 West Main Street, Suite 2100, Louisville, Kentucky 40202, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to Integrity. This team consists of Daniel G. Bandi, CFA, Daniel J. DeMonica, CFA, Adam I. Friedman, Joe A. Gilbert, CFA, J. Bryan Tinsley, CFA and William H. McNett, CFA. Each of the team members has been with Integrity for four years and is currently responsible for participating in security selection for the Fund. Prior to joining Integrity, Mr. Bandi, Mr. DeMonica, Mr. Gilbert, Mr. Tinsley and Mr. Friedman were all employed by National City Investment Co. as a Managing Director, Portfolio Manager, Equity Analyst, Senior Equity Analyst, and Senior Portfolio Manager, respectively. Mr. McNett was employed by Turner Investments.

Janus Capital Management LLC: Janus Capital Management LLC (Janus), located at 151 Detroit Street, Denver, Colorado 80206, serves as a Sub-Adviser to the Small Cap Fund. The portion of the Small Cap Fund's assets allocated to Janus are managed by a team of investment professionals headed by William H. Bales, whose role is to oversee portfolio construction. Mr. Bales also serves as Team Leader for Institutional Small Cap Growth portfolios and is Portfolio Manager and Executive Vice President of the Janus Venture Fund (closed to new investors) since January 2001. Other members of the team include Paul Berg, Eileen Hoffmann, Chad Meade, Brian A. Schaub, Scott Stutzman and Philip Cody Wheaton. Mr. Berg has been a Research Analyst at Janus since April 2004. Prior to joining Janus, Mr. Berg had been a Portfolio Manager and Senior Equity Analyst at Strong Capital Management since November 2000. Ms. Hoffmann has been a Research Analyst at Janus since October 2004. Before joining Janus, Ms. Hoffmann had been a Vice President and Co-Portfolio Manager at Cordillera Asset Management since January 2002. Mr. Meade has been a Research Analyst at Janus since August 2001. Mr. Meade is also Portfolio Manager of other Janus accounts. Mr. Schaub has been a Research Analyst at Janus since June 2000. Mr. Schaub is also Portfolio Manager of other Janus accounts. Mr. Stutzman has been a Research Analyst at Janus since January 2007. Prior to joining Janus, Mr. Stutzman worked as an analyst for The Boston Company from August 2004. Prior to The Boston Company, Mr. Stutzman had worked at Gulfco Ltd. from September 2001 to January 2004. Mr. Wheaton has been a Research Analyst at Janus since September 2001. Each team member is responsible for participating in security selection for the Fund.

Lee Munder Investments, Ltd.: Lee Munder Investments, Ltd. (LMIL), located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap Fund. The growth sleeve of the portion of the Small Cap Fund's assets managed by LMIL is co-managed by Andrew L. Beja, CFA, a Portfolio Manager, who also is responsible for researching the Business Services, Consumer & Software sectors and Thomas L. Holman, a Portfolio Manager, who also is responsible for researching the Technology and Healthcare IT sectors. Messrs. Beja and Holman have over 21 and 15 years of investment experience, respectively. The value sleeve of the portion of the Small Cap Fund's assets managed by LMIL is managed by R. Todd Vingers, CFA, a Portfolio Manager, who oversees the entire Value Team at Lee Munder and is responsible for researching within the small cap value universe. Mr. Vingers has over 17 years of investment experience and was with American Century as a Portfolio Manager prior to joining LMIL in 2002. Mr. Holman was formerly a Portfolio Manager with Evergreen Investments prior to joining LMIL in 2004. Mr. Beja has been a Portfolio Manager at LMIL since 2000.

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Los Angeles Capital Management and Equity Research, Inc.: Los Angeles Capital Management and Equity Research, Inc. (LA Capital), located at 11150 Santa Monica Blvd. Suite 200, Los Angeles, California 90025, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to LA Capital. This team consists of Thomas D. Stevens, Hal W. Reynolds and David R. Borger. Mr. Stevens, a CFA and Principal, is the Chairman and Chief Compliance Officer of LA Capital. Mr. Reynolds, a CFA and Principal, is the Chief Investment Officer of LA Capital. Mr. Borger, a CFA and Principal, is the Director of Research for LA Capital. Before joining LA Capital in 2002, Mr. Stevens was a Senior Managing Director and Principal at Wilshire Associates, and Mr. Reynolds and Mr. Borger were Managing Directors and Principals at Wilshire Associates.

LSV Asset Management: LSV Asset Management (LSV), located at 1 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Small Cap Fund. Josef Lakonishok, a Founding Partner of LSV, Menno Vermeulen, CFA, a Partner, and Puneet Mansharamani, CFA, a Partner, serve as portfolio managers of the portion of the Small Cap Fund's assets allocated to LSV. Mr. Lakonishok has served as CEO, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst since 1995 and a Partner since 1998. Mr. Mansharamani has served as a Quantitative Analyst since 2000 and a Partner and Portfolio Manager since 2006.

Martingale Asset Management, L.P.: Martingale Asset Management, L.P. (Martingale), located at 222 Berkeley Street, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap Fund. The Fund is managed by a team headed by William E. Jacques, CFA, whose role is to oversee research, valuation model and portfolio construction. Other members of the team include Samuel Nathans, CFA, and James Eysenbach, CFA, who are both responsible for portfolio construction. Mr. Jacques has been Martingale's Executive Vice President and Chief Investment Officer since 1987. Mr. Nathans has been a Senior Vice President and Senior Portfolio Manager since 1999. Mr. Eysenbach has been a Senior Vice President and Investment Portfolio Manager since 2004. From 1991 to 2001 Mr. Eysenbach was a Managing Director and Director of Quantitative Products at Scudder Investments.

Mazama Capital Management, Inc.: Mazama Capital Management, Inc. (Mazama), located at One Southwest Columbia Street, Suite 1500, Portland, Oregon 97258, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to Mazama. This team consists of Ronald A. Sauer, Stephen C. Brink, Gretchen Novak and Joel Rubenstein. Mr. Sauer has been Mazama's Chief Executive Officer, Chief Investment Officer and Senior Portfolio Manager since the founding of the firm in 1997. He oversees the portfolio construction process including security selection. Mr. Brink, Mazama's Senior Vice President, Director of Research and Portfolio Manager is also a co-founder of Mazama, whose role involves overseeing research information flow and quality, has been with the firm since 1997. Ms. Novak, a Portfolio Manager and Sector Portfolio Manager, is responsible for researching small & mid cap growth consumer discretionary and consumer staple companies and participates in the security selection process for the Fund. She joined the firm as an Equity Analyst in 1999. Mr. Rubenstein serves as an Associate Portfolio Manager, supporting the overall management of the Fund. He has worked as an equity research analyst for Mazama for the last four years. Prior to joining Mazama, Mr. Rubenstein was a Senior Equity Research Associate in the technology group at Banc of America Securities.

McKinley Capital Management Inc.: McKinley Capital Management Inc. (McKinley Capital), located at 3301 C Street, Suite 500, Anchorage, Alaska 99503, serves as a Sub-Adviser to the Small Cap Fund.

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A team of investment professionals led by Robert B. Gillam manages the portion of the Small Cap Fund's assets allocated to McKinley Capital. The team consists of Robert B. Gillam, Robert A. Gillam, Greg Samorajski, Frederic Parke, Sheldon Lien, Brandon Rinner, Paul Hanson and Forrest Badgley, who are all responsible for all aspects of the day-to-day decisions regarding investments. Robert B. Gillam, McKinley Capital's President & Chief Investment Officer, has been a Portfolio Manager at McKinley Capital since its inception in 1990 and has over 34 years of investment experience. Robert A. Gillam has been a Portfolio Manager at McKinley Capital since 1994 and has over 13 years of investment management experience. Mr. Samorajski has been a Portfolio Manager at McKinley Capital since 1997 and has over 22 years of investment experience. Mr. Parke has been a Portfolio Manager at McKinley Capital since 1997 and has over 22 years of investment experience. Mr. Lien has been a Portfolio Manager at McKinley Capital since 1996 and has over 11 years of investment experience. Mr. Rinner has been a Portfolio Manager at McKinley Capital since 1998 and has over 10 years of investment experience. Mr. Hanson has been a Portfolio Manager at McKinley Capital since 2000 and has over 8 years of investment experience. Mr. Badgley has been a Portfolio Manager at McKinley Capital since 2006 and has over 7 years of investment experience. Prior to joining McKinley Capital in 2004, he worked on the currency futures trading desk for Aspire Trading for 2 years.

PanAgora Asset Management Inc.: PanAgora Asset Management Inc. (PanAgora), located at 260 Franklin Street, 22nd Floor, Boston, MA 02110, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals at PanAgora manages the portion of the Small Cap Fund's assets allocated to PanAgora. The team consists of Eric Sorensen, Ph.D., Ronald Hua, CFA, Kenneth Masse, CFA, and Sanjoy Ghosh, Ph.D. Mr. Sorensen, President and CEO, is responsible for the firm's business and investment activities. Mr. Hua, Director of Equity Investments, is responsible for the firm's dynamic equity strategies. Mr. Masse, Portfolio Manager, is responsible for portfolio construction, securities trading, and ongoing investment monitoring and research. Mr. Masse has been with PanAgora for 13 years. Mr. Ghosh, Portfolio Manager, is also responsible for the firm's dynamic equity strategies. Messrs. Sorensen, Hua and Ghosh all joined PanAgora from Putnam Investments in 2004. Mr. Sorensen had been with Putnam since 2000, where he was Chief Investment Officer of Structured Equity and Director of Quantitative Research. Mr. Hua had been with Putnam since 1999, where he contributed to quantitative research and analysis that supported all structured equity portfolios, including U.S. large cap and international strategies. Mr. Ghosh had been with Putnam since 2000, where he was a portfolio manager on the structured equity team.

Robeco Investment Management, Inc.: Robeco Investment Management, Inc. (Robeco), located at 909 Third Avenue, New York, New York 10022, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to Robeco. Richard Shuster, Head of the Robeco Small Cap Value team and Senior Portfolio Manager, and Gregory Weiss, Portfolio Manager, are responsible for all investment decisions regarding the Small Cap Fund, with Mr. Shuster retaining ultimate veto power. They are supported by Brian Rohman and Gregory Cipolaro, both Research Analysts. Other team members include Stephen Lee, Senior Vice President and Trader, and Shirley Szeto, Associate, Trader and Portfolio Assistant. Messrs. Shuster and Weiss joined Robeco in 1999 to head up the firm's Small Cap Value team. Previously, Mr. Shuster ran his own small cap value hedge fund and Mr. Weiss was an equity analyst at Bear Sterns. Mr. Rohman and Mr. Lee both joined the firm in 1998 as research analysts specializing in financial services. Mr. Cipolaro joined the firm in 2005 and had previously spent three years as a research associate with Smith Barney and one year with Prudential Securities.

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Security Capital Research & Management Incorporated: Security Capital Research & Management Incorporated (Security Capital), located at 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603, serves as a Sub-Adviser to the Small Cap Fund. Anthony R. Manno, Jr., Kenneth D. Statz and Kevin W. Bedell serve as portfolio managers to the portion of the Small Cap Fund's assets allocated to Security Capital. Since 1994, Mr. Manno has been the CEO, President and Chief Investment Officer of the firm. Since 1995, Mr. Statz has been a Managing Director and Senior Market Strategist, and he is responsible for the development and implementation of portfolio investment strategy. Since 2004, Mr. Bedell has been a Managing Director, and he directs the investment analysis team. Mr. Bedell joined the firm in 1996 as a Senior Vice President.

Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a Sub-Adviser to the Small Cap Fund. Jamie A. Rome, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the portion of the Small Cap Fund's assets allocated to Wellington Management since 2002 and for the firm for the past five years. Mr. Rome joined Wellington Management as an investment professional in 1994.

SMALL/MID CAP EQUITY FUND:

BlackRock Capital Management, Inc.: BlackRock Capital Management, Inc. (BlackRock), located at 100 Bellevue Parkway, Wilmington, Delaware 19809, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. Wayne Archambo, CFA, serves as lead portfolio manager and is responsible for coverage of stocks. Kate O'Connor, CFA, serves as co-portfolio manager and participates in all investment decisions. Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and manager of Boston Partners Asset Management, L.P.'s small- and mid-cap value equity products since the firm's inception in 1995. Ms. O'Connor also joined BlackRock in 2002. Prior to that time, she served as an equity analyst at Independence Investment LLC from 2000 to 2001 and as a principal at Boston Partners Asset Management, L.P. from 1997 to 2000.

Delaware Management Company: Delaware Management Company (DMC), a series of Delaware Management Business Trust, located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. A team of investment professionals manages the portion of the Small/Mid Cap Equity Fund's assets allocated to DMC. The team consists of Marshall Bassett, Lori Wachs, CFA, Steve Lampe, CPA, Rudy Torrijos and Barry Gladstein, CFA. Mr. Bassett, Senior Vice President and Chief Investment Officer – Emerging Growth Equity, has been with DMC for 10 years. Ms. Wachs has been with DMC for 15 years and has been Vice President and Portfolio Manager for 11 years. Mr. Lampe has been with DMC for 12 years and has been Vice President and Portfolio Manager for 8 years. Mr. Gladstein, Vice President and Portfolio Manager, has been with the team for 8 years. Mr. Torrijos has been a Vice President and Portfolio Manager for 2 years at DMC and prior to that, a technology analyst at Fiduciary Trust Co, International for 3 years.

Integrity Asset Management, LLC: Integrity Asset Management, LLC (Integrity), located at 401 West Main Street, Suite 2100, Louisville, Kentucky 40202, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. A team of investment professionals manages the portion of the Small/Mid Cap Equity Fund's assets allocated to Integrity. This team consists of Daniel G. Bandi, CFA, Daniel J. DeMonica, CFA, Adam I. Friedman, Joe A. Gilbert, CFA, J. Bryan Tinsley, CFA and William H. McNett, CFA. Each of the team members has been with Integrity for four years and is currently responsible for participating in security selection for the Fund. Prior to joining Integrity, Mr. Bandi, Mr. DeMonica, Mr. Gilbert,

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Mr. Tinsley and Mr. Friedman were all employed by National City Investment Co. as a Managing Director, Portfolio Manager, Equity Analyst, Senior Equity Analyst, and Senior Portfolio Manager, respectively. Mr. McNett was employed by Turner Investments.

Janus Capital Management LLC: Janus Capital Management LLC (Janus), located at 151 Detroit Street, Denver, Colorado 80206, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. The portion of the Small/Mid Cap Equity Fund's assets allocated to Janus are managed by a team of investment professionals headed by William H. Bales, whose role is to oversee portfolio construction. Mr. Bales also serves as Team Leader for Institutional Small Cap Growth portfolios and is Portfolio Manager and Executive Vice President of the Janus Venture Fund (closed to new investors) since January 2001. Other members of the team include Paul Berg, Eileen Hoffmann, Chad Meade, Brian A. Schaub, Scott Stutzman and Philip Cody Wheaton. Mr. Berg has been a Research Analyst at Janus since April 2004. Prior to joining Janus, Mr. Berg had been a Portfolio Manager and Senior Equity Analyst at Strong Capital Management since November 2000. Ms. Hoffmann has been a Research Analyst at Janus since October 2004. Before joining Janus, Ms. Hoffmann had been a Vice President and Co-Portfolio Manager at Cordillera Asset Management since January 2002. Mr. Meade has been a Research Analyst at Janus since August 2001. Mr. Meade is also Portfolio Manager of other Janus accounts. Mr. Schaub has been a Research Analyst at Janus since June 2000. Mr. Schaub is also Portfolio Manager of other Janus accounts. Mr. Stutzman has been a Research Analyst at Janus since January 2007. Prior to joining Janus, Mr. Stutzman worked as an analyst for The Boston Company from August 2004. Prior to The Boston Company, Mr. Stutzman had worked at Gulfco Ltd. from September 2001 to January 2004. Mr. Wheaton has been a Research Analyst at Janus since September 2001. Each team member is responsible for participating in security selection for the Fund.

Lee Munder Investments, Ltd.: Lee Munder Investments, Ltd. (LMIL), located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. The Small/Mid Cap Equity Fund is co-managed by Andrew L. Beja, CFA, a Portfolio Manager, who is additionally responsible for researching the Business Services, Consumer & Software sectors and Thomas L. Holman, a Portfolio Manager, who is additionally responsible for researching the Technology and Healthcare IT sectors. Messrs. Beja and Holman have over 21 and 15 years of investment experience, respectively. Mr. Beja has been a Portfolio Manager for 7 years at the firm. Mr. Holman was formerly a Portfolio Manager with Evergreen Investments prior to joining LMIL in 2004.

Los Angeles Capital Management and Equity Research, Inc.: Los Angeles Capital Management and Equity Research, Inc. (LA Capital), located at 11150 Santa Monica Blvd. Suite 200, Los Angeles, California 90025, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. A team of investment professionals manages the portion of the Small/Mid Cap Equity Fund's assets allocated to LA Capital. This team consists of Thomas D. Stevens, Hal W. Reynolds and David R. Borger. Mr. Stevens, a CFA and Principal, is the Chairman and Chief Compliance Officer of LA Capital. Mr. Reynolds, a CFA and Principal, is the Chief Investment Officer of LA Capital. Mr. Borger, a CFA and Principal, is the Director of Research for LA Capital. Before joining LA Capital in 2002, Mr. Stevens was a Senior Managing Director and Principal at Wilshire Associates, and Mr. Reynolds and Mr. Borger were Managing Directors and Principals at Wilshire Associates.

LSV Asset Management: LSV Asset Management (LSV), located at 1 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. Josef Lakonishok, a Founding Partner of LSV, Menno Vermeulen, CFA, a Partner, and Puneet Mansharamani, CFA, a Partner, serve as portfolio managers of the portion of the Small/Mid Cap Equity Fund's assets allocated to LSV.

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Mr. Lakonishok has served as CEO, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst since 1995 and a Partner since 1998. Mr. Mansharamani has served as a Quantitative Analyst since 2000 and a Partner and Portfolio Manager since 2006.

Martingale Asset Management, L.P.: Martingale Asset Management, L.P. (Martingale), located at 222 Berkeley Street, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. The fund is managed by a team headed by William E. Jacques, CFA, whose role is to oversee research, valuation model and portfolio construction. Other members of the team include Samuel Nathans, CFA, and James Eysenbach, CFA, who are both responsible for portfolio construction. Mr. Jacques has been Martingale's Executive Vice President and Chief Investment Officer since 1987. Mr. Nathans has been a Senior Vice President and Senior Portfolio Manager since 1999. Mr. Eysenbach has been a Senior Vice President and Investment Portfolio Manager since 2004. From 1991 to 2001, Mr. Eysenbach was a Managing Director and Director of Quantitative Products at Scudder Investments.

Mazama Capital Management, Inc.: Mazama Capital Management, Inc. (Mazama), located at One Southwest Columbia Street, Suite 1500, Portland, Oregon 97258, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. A team of investment professionals manages the portion of the Small/Mid Cap Equity Fund's assets allocated to Mazama. This team consists of Ronald A. Sauer, Stephen C. Brink, Gretchen Novak and Joel Rubenstein. Mr. Sauer has been Mazama's Chief Executive Officer, Chief Investment Officer and Senior Portfolio Manager since the founding of the firm in 1997. He oversees the portfolio construction process including security selection. Mr. Brink, Mazama's Senior Vice President, Director of Research and Portfolio Manager is also a co-founder of Mazama, whose role involves overseeing research information flow and quality, has been with the firm since 1997. Ms. Novak, a Portfolio Manager and Sector Portfolio Manager, is responsible for researching small & mid cap growth consumer discretionary and consumer staple companies and participates in the security selection process for the Fund. She joined the firm as an Equity Analyst in 1999. Mr. Rubenstein serves as an Associate Portfolio Manager, supporting the overall management of the Fund. He has worked as an equity research analyst for Mazama for the last four years. Prior to joining Mazama, Mr. Rubenstein was a Senior Equity Research Associate in the technology group at Banc of America Securities.

PanAgora Asset Management Inc.: PanAgora Asset Management Inc. (PanAgora), located at 260 Franklin Street, 22nd Floor, Boston, MA 02110, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. A team of investment professionals at PanAgora manages the portion of the Small/Mid Cap Equity Fund's assets allocated to PanAgora. The team consists of Eric Sorensen, Ph.D., Ronald Hua, CFA, Kenneth Masse, CFA, and Sanjoy Ghosh, Ph.D. Mr. Sorensen, President and CEO, is responsible for the firm's business and investment activities. Mr. Hua, Director of Equity Investments, is responsible for the firm's dynamic equity strategies. Mr. Masse, Portfolio Manager, is responsible for portfolio construction, securities trading, and ongoing investment monitoring and research. Mr. Masse has been with PanAgora for 13 years. Mr. Ghosh, Portfolio Manager, is also responsible for the firm's dynamic equity strategies. Messrs. Sorensen, Hua and Ghosh all joined PanAgora from Putnam Investments in 2004. Mr. Sorensen had been with Putnam since 2000 where he was Chief Investment Officer of Structured Equity and Director of Quantitative Research. Mr. Hua had been with Putnam since 1999, where he contributed to quantitative research and analysis that supported all structured equity portfolios, including U.S. large cap and international strategies. Mr. Ghosh had been with Putnam since 2000, where he was a portfolio manager on the structured equity team.

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Security Capital Research & Management Incorporated: Security Capital Research & Management Incorporated (Security Capital), located at 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. Anthony R. Manno, Jr., Kenneth D. Statz and Kevin W. Bedell serve as portfolio managers to the portion of the Small/Mid Cap Equity Fund's assets allocated to Security Capital. Since 1994, Mr. Manno has been the CEO, President and Chief Investment Officer of the firm. Since 1995, Mr. Statz has been a Managing Director and Senior Market Strategist, and he is responsible for the development and implementation of portfolio investment strategy. Since 2004, Mr. Bedell has been a Managing Director, and he directs the investment analysis team. Mr. Bedell joined the firm in 1996 as a Senior Vice President.

Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. Jamie A. Rome, CFA, Senior Vice President and Equity Portfolio Manager, has served as portfolio manager of the portion of the Small/Mid Cap Equity Fund's assets allocated to Wellington Management since 2003 and for the firm for the past five years. Mr. Rome joined Wellington Management as an investment professional in 1994.

INTERNATIONAL EQUITY FUND:

AllianceBernstein L.P.: AllianceBernstein L.P. (formerly known as Alliance Capital Management L.P.) (AllianceBernstein), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the International Equity Fund. A team of investment professionals manages the portion of the International Equity Fund's assets allocated to AllianceBernstein. This team consists of Sharon Fay, Kevin Simms, Giulio Martini and Henry D'Auria. Ms. Fay was appointed Chief Investments Officer of Global Value Equities in 2003 and is responsible for oversight for all portfolio management and research relating to cross-border and non-U.S. value investment portfolios. She joined Bernstein, a unit of Alliance Capital Management L.P., in 1990. Mr. Simms was named Co-Chief Investments Officer of International Value Equities in 2003 and is Director of Research of Global and International Value Equities, a position he has held since 2000. Mr. Simms joined Bernstein in 1992. Mr. Martini was appointed to head the newly created quantitative strategies team within the value-equities unit and was named Chief International Economist in 1992. Mr. Martini joined Bernstein in 1985. Mr. D'Auria was named Co-Chief Investments Officer of International Value Equities in 2003, adding to his responsibilities as Chief Investments Officer of Emerging Markets Value Equities, which he assumed in 2002. Mr. D'Auria was one of the chief architects of Bernstein's global research department, which he managed from 1998 through 2002. He joined the firm in 1991.

AXA Rosenberg Investment Management LLC: AXA Rosenberg Investment Management LLC (AXA Rosenberg), located at 4 Orinda Way, Building E, Orinda, California 94563, serves as a Sub-Adviser to the International Equity Fund. AXA Rosenberg's team of portfolio engineers manages the portion of the International Equity Fund's assets allocated to AXA Rosenberg. Dr. William Ricks has been the firm's Chief Investment Officer and Chief Executive Officer for the past five years. He has overall responsibility for the day-to-day management of the International Equity Fund and oversees the investment process, trading, operations, portfolio engineering and portfolio construction. Dr. Ricks has been with the firm since 1989.

Capital Guardian Trust Company: Capital Guardian Trust Company (CGTC), located at 333 South Hope Street, 55th Floor, Los Angeles, California 90071, serves as a Sub-Adviser to the International Equity Fund. A team of investment professionals manages the portion of the International Equity Fund's assets

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allocated to Capital Guardian. This team consists of David I. Fisher, Arthur J. Gromadzki, Richard N. Havas, Seung Kwak, Nancy J. Kyle, John M.N. Mant, Lionel M. Sauvage, Nilly Sikorsky and Rudolf M. Staehelin, who are each responsible for investment management decisions for their particular segments of the portfolio. Mr. Fisher, Chairman of CGTC's Board and a Portfolio Manager, has been with the firm for 37 years. Mr. Sauvage, a Director, Senior Vice President and Portfolio Manager, has been with the firm for 19 years. Ms. Kyle, a Vice Chairman and Portfolio Manager, has been with the firm for 16 years. Mr. Gromadzki, Mr. Havas, Mr. Kwak, Mr. Mant, Ms. Sikorsky and Mr. Staehelin have all been Portfolio Managers selecting equity securities at CGTC for 20, 20, 4, 16, 44 and 25 years, respectively. Prior to joining CGTC, Mr. Kwak was employed by Zurich Scudder Investments as a Portfolio Manager selecting Japanese equity securities for 17 years.

Fuller & Thaler Asset Management, Inc.: Fuller & Thaler Asset Management, Inc. (Fuller & Thaler), located at 411 Borel Avenue, Suite 300, San Mateo, California 94402, serves as a Sub-Adviser to the International Equity Fund. Joseph S. Leung, CFA, Fuller & Thaler's Senior Vice President and Head of Global & International Strategies, manages the portion of the International Equity Fund's assets allocated to Fuller & Thaler and is responsible for the planning, development and management of the firm's international and global strategies. Prior to joining the firm in 2002, Mr. Leung worked for AXA Rosenberg Investment Management Inc. in its U.S. and U.K. offices where he served most recently as an Executive Director on the AXA Rosenberg London Board and as Chief Investment Officer at AXA Rosenberg in London. Mr. Leung is a director and shareholder of Fuller & Thaler.

McKinley Capital Management Inc.: McKinley Capital Management Inc. (McKinley Capital), located at 3301 C Street, Suite 500, Anchorage, Alaska 99503, serves as a Sub-Adviser to the International Equity Fund. A team of investment professionals led by Robert B. Gillam manages the portion of the International Equity Fund's assets allocated to McKinley Capital. The team consists of Robert B. Gillam, Robert A. Gillam, Greg Samorajski, Frederic Parke, Sheldon Lien, Brandon Rinner, Paul Hanson and Forrest Badgley, who are all responsible for all aspects of the day-to-day decisions regarding investments. Robert B. Gillam, McKinley Capital's President & Chief Investment Officer, has been a Portfolio Manager at McKinley Capital since its inception in 1990 and has over 34 years of investment experience. Robert A. Gillam has been a Portfolio Manager at McKinley Capital since 1994 and has over 13 years of investment management experience. Mr. Samorajski has been a Portfolio Manager at McKinley Capital since 1997 and has over 22 years of investment experience. Mr. Parke has been a Portfolio Manager at McKinley Capital since 1997 and has over 22 years of investment experience. Mr. Lien has been a Portfolio Manager at McKinley Capital since 1996 and has over 11 years of investment experience. Mr. Rinner has been a Portfolio Manager at McKinley Capital since 1998 and has over 10 years of investment experience. Mr. Hanson has been a Portfolio Manager at McKinley Capital since 2000 and has over 8 years of investment experience. Mr. Badgley has been a Portfolio Manager at McKinley Capital since 2006 and has over 7 years of investment experience. Prior to joining McKinley Capital in 2004, he worked on the currency futures trading desk for Aspire Trading for 2 years.

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the International Equity Fund. QMA typically follows a team approach in the management of its portfolios. The members of QMA's portfolio management team with primary responsibility for managing the portion of the International Equity Fund's assets allocated to QMA are listed below. The team consists of Margaret S. Stumpp, Ph.D., Peter Xu, Ph.D., John Van Belle, Ph.D., and Betty Sit Tong. Ms. Stumpp, QMA's Chief Investment Officer, is responsible for the portfolio management and

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investment strategy for the International Equity Fund. She is also portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Ms. Stumpp is also extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Ms. Stumpp joined QMA's predecessor in 1987. Mr. Xu, QMA's Managing Director, is responsible for the portfolio management and investment research for the International Equity Fund. He conducts equity market research, the results of which are used in the stock selection process for all of QMA's quantitative core equity portfolios. Mr. Xu joined QMA's predecessor in 1997. Mr. Van Belle is a Managing Director of QMA. Mr. Van Belle is responsible for the portfolio management and investment strategy for the International Equity Fund. In addition, he managed global and non-U.S. equity portfolios, and leads QMA's international team. He joined QMA's predecessor in 1983. Ms. Sit Tong, an Investment Associate for QMA, is responsible for the portfolio management and trading for the International Equity Fund. She also co-manages global index portfolios benchmarked against MSCI developed index series and is responsible for trading foreign and domestic equities, foreign exchange, and derivative instruments for QMA. In addition to the developed index series, she has experience with funds benchmarked against the MSCI small cap and emerging market index series. Previously, she was employed by Prudential Equity Management Associates. She joined The Prudential Insurance Company of America in 1981.

Record Currency Management Limited: Record Currency Management Limited (RCM), located at 1st Floor, Morgan House, Madeira Walk, Windsor, Berkshire SL4 1EP, United Kingdom, serves as a Sub-Adviser to the International Equity Fund. The portfolio managers who are responsible for managing the portion of the International Equity Fund's assets allocated to RCM are Bob Noyen, MBA and Dmitri Tikhonov, CFA, MBA, PhD. Mr. Noyen and Mr. Tikhonov are the primary portfolio managers for the International Equity Fund and are collectively responsible for portfolio design, risk budget optimization, performance analysis and attribution, and communication on all aspects of account design and portfolio performance. Mr. Noyen, a Managing Director and Chief Investment Officer, joined the firm in 1999 as CIO. He became a Managing Director in 2006. Mr. Tikhonov, a Director and Portfolio Manager, joined the firm in 2002. Before joining RCM, Mr. Tikhonov received his MBA from Cambridge University (2001 to 2002) and became a CFA charterholder in 2005.

Smith Breeden Associates, Inc.: Smith Breeden Associates, Inc. (Smith Breeden) located at 100 Europa Drive, Suite 200, Chapel Hill, North Carolina 27517, serves as a Sub-Adviser to the International Equity Fund. A team of investment professionals, led by Tim Cunneen, CFA, and Daniel Dektar, Chief Investment Officer, manages the portion of the International Equity Fund's assets allocated to Smith Breeden. Mr. Cunneen joined Smith Breeden in 1998 and has 13 years of investment experience. For the past five years, he has served as a Senior Portfolio Manager. His primary focus is the management of short duration portfolios. He also analyzes potential investments and execution of such investments in the MBS market. Mr. Dektar joined Smith Breeden in 1986 and has 24 years of investment experience. For the past five years, he has been Smith Breeden's Chief Investment Officer.

WORLD EQUITY EX-US FUND:

AllianceBernstein L.P.: AllianceBernstein L.P. (formerly known as Alliance Capital Management L.P.) (AllianceBernstein) located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the World Equity Ex-US Fund. A committee of investment professionals manages the portion of the World Equity Ex-US Fund's assets allocated to AllianceBernstein. This team consists of Sharon Fay, Kevin Simms, Giulio Martini and Henry D'Auria. Ms. Fay was appointed Chief Investments Officer of Global Value Equities in 2003 and is responsible for oversight for all portfolio management

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and research relating to cross-border and non-U.S. value investment portfolios. She joined Bernstein, a unit of Alliance Capital Management L.P., in 1990. Mr. Simms was named Co-Chief Investments Officer of International Value Equities in 2003 and is Director of Research of Global and International Value Equities, a position he has held since 2000. Mr. Simms joined Bernstein in 1992. Mr. Martini was appointed to head the newly created quantitative strategies team within the value equities unit and was named Chief International Economist in 1992. Mr. Martini joined Bernstein in 1985. Mr. D'Auria was named Co-Chief Investments Officer of International Value Equities in 2003, adding to his responsibilities as Chief Investments Officer of Emerging Markets Value Equities, which he assumed in 2002. Mr. D'Auria was one of the chief architects of Bernstein's global research department, which he managed from 1998 through 2002. He joined the firm in 1991.

AXA Rosenberg Investment Management LLC: AXA Rosenberg Investment Management LLC (AXA Rosenberg), located at 4 Orinda Way, Building E, Orinda, California 94563, serves as a Sub-Adviser to the World Equity Ex-US Fund. AXA Rosenberg's team of portfolio engineers manages the portion of the World Equity Ex-US Fund's assets allocated to AXA Rosenberg. Dr. William Ricks has been the firm's Chief Investment Officer and Chief Executive Officer for the past five years. He has overall responsibility for the day-to-day management of the World Equity Ex-US Fund and oversees the investment process, trading, operations, portfolio engineering and portfolio construction. Dr. Ricks has been with the firm since 1989.

Capital Guardian Trust Company: Capital Guardian Trust Company (CGTC), located at 333 Hope Street, 55th Floor, Los Angeles, California 90071, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals manages the portion of the World Equity Ex-US Fund's assets allocated to CGTC. This team consists of David I. Fisher, Arthur J. Gromadzki, Richard N. Havas, Seung Kwak, Nancy J. Kyle, John M.N. Mant, Lionel M. Sauvage, Nilly Sikorsky and Rudolf M. Staehelin, who are each responsible for investment management decisions for their particular segments of the portfolio. Mr. Fisher, Chairman of CGTC's Board and a Portfolio Manager, has been with the firm for 37 years. Mr. Sauvage, a Director, Senior Vice President and Portfolio Manager, has been with the firm for 19 years. Ms. Kyle, a Vice Chairman and Portfolio Manager, has been with the firm for 16 years. Mr. Gromadzki, Mr. Havas, Mr. Kwak, Mr. Mant, Ms. Sikorsky and Mr. Staehelin have all been Portfolio Managers selecting equity securities at CGTC for 20, 20, 4, 16, 44 and 25 years, respectively. Prior to joining CGTC, Mr. Kwak was employed by Zurich Scudder Investments as a Portfolio Manager selecting Japanese equity securities for 17 years.

Fuller & Thaler Asset Management, Inc.: Fuller & Thaler Asset Management, Inc. (Fuller & Thaler), located at 411 Borel Avenue, Suite 300, San Mateo, California 94402, serves as a Sub-Adviser to the World Equity Ex-US Fund. Joseph S. Leung, CFA, Fuller & Thaler's Senior Vice President and Head of Global & International Strategies, manages the portion of the World Equity Ex-US Fund's assets allocated to Fuller & Thaler and is responsible for the planning, development and management of the firm's international and global strategies. Prior to joining the firm in 2002, Mr. Leung worked for AXA Rosenberg Investment Management Inc. in its U.S. and U.K. offices, where he served most recently as an Executive Director on the AXA Rosenberg London Board and as Chief Investment Officer at AXA Rosenberg in London. Mr. Leung is a director and shareholder of Fuller & Thaler.

McKinley Capital Management Inc.: McKinley Capital Management Inc. (McKinley Capital), located at 3301 C Street, Suite 500, Anchorage, Alaska 99503, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals, led by Robert B. Gillam, manages the portion of the World Equity Ex-US Fund's assets allocated to McKinley Capital. The team consists of Robert B. Gillam, Robert A. Gillam, Greg

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Samorajski, Frederic Parke, Sheldon Lien, Brandon Rinner, Paul Hanson and Forrest Badgley, who are all responsible for all aspects of the day-to-day decisions regarding investments. Robert B. Gillam, McKinley Capital's President & Chief Investment Officer, has been a Portfolio Manager at McKinley Capital since its inception in 1990 and has over 34 years of investment experience. Robert A. Gillam has been a Portfolio Manager at McKinley Capital since 1994 and has over 13 years of investment management experience. Mr. Samorajski has been a Portfolio Manager at McKinley Capital since 1997 and has over 22 years of investment experience. Mr. Parke has been a Portfolio Manager at McKinley Capital since 1997 and has over 22 years of investment experience. Mr. Lien has been a Portfolio Manager at McKinley Capital since 1996 and has over 11 years of investment experience. Mr. Rinner has been a Portfolio Manager at McKinley Capital since 1998 and has over 10 years of investment experience. Mr. Hanson has been a Portfolio Manager at McKinley Capital since 2000 and has over 8 years of investment experience. Mr. Badgley has been a Portfolio Manager at McKinley Capital since 2006 and has over 7 years of investment experience. Prior to joining McKinley Capital in 2004, he worked on the currency futures trading desk for Aspire Trading for 2 years.

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the World Equity Ex-US Fund. QMA typically follows a team approach in the management of its portfolios. The members of QMA's portfolio management team with primary responsibility for managing the portion of the World Equity Ex-US's assets allocated to QMA are listed below. The team consists of Margaret S. Stumpp, Ph.D., Peter Xu, Ph.D., John Van Belle, Ph.D., and Betty Sit Tong. Ms. Stumpp, QMA's Chief Investment Officer, is responsible for the portfolio management and investment strategy for the World Equity Ex-US Fund. She is also portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Ms. Stumpp is also extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Ms. Stumpp joined QMA's predecessor in 1987. Mr. Xu, QMA's Managing Director, is responsible for the portfolio management and investment research for the World Equity Ex-US Fund. He conducts equity market research, the results of which are used in the stock selection process for all of QMA's quantitative core equity portfolios. Mr. Xu joined QMA's predecessor in 1997. Mr. Van Belle is a Managing Director of QMA. Mr. Van Belle is responsible for the portfolio management and investment strategy for the World Equity Ex-US Fund. In addition, he managed global and non-U.S. equity portfolios, and leads QMA's international team. He joined QMA's predecessor in 1983. Ms. Sit Tong, an Investment Associate for QMA, is responsible for the portfolio management and trading for the World Equity Ex-US Fund. She also co-manages global index portfolios benchmarked against MSCI developed index series and is responsible for trading foreign and domestic equities, foreign exchange, and derivative instruments for QMA. In addition to the developed index series, she has experience with funds benchmarked against the MSCI small cap and emerging market index series. Previously, she was employed by Prudential Equity Management Associates. She joined The Prudential Insurance Company of America in 1981.

Record Currency Management Limited: Record Currency Management Limited (RCM), located at 1st Floor, Morgan House, Madeira Walk, Windsor, Berkshire SL4 1EP, United Kingdom, serves as a Sub-Adviser to the World Equity Ex-US Fund. The portfolio managers who are responsible for managing the portion of the World Equity Ex-US Fund's assets allocated to RCM are Bob Noyen, MBA and Dmitri Tikhonov, CFA, MBA, PhD. Mr. Noyen and Mr. Tikhonov are the primary portfolio managers for the World Equity Ex-US Fund and are collectively responsible for portfolio design, risk budget optimization, performance analysis and attribution, and communication on all aspects of account design and portfolio

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performance. Mr. Noyen, a Managing Director and Chief Investment Officer, joined the firm in 1999 as CIO. He became a Managing Director in 2006. Mr. Tikhonov, a Director and Portfolio Manager, joined the firm in 2002. Before joining RCM, Mr. Tikhonov received his MBA from Cambridge University (2001 to 2002) and became a CFA charterholder in 2005.

Rexiter Capital Management Limited: Rexiter Capital Management Limited (Rexiter), located at 80 Cannon Street, London EC4N 6HL, United Kingdom, serves as a Sub-Adviser to the World Equity Ex-US Fund. Murray Davey and Nick Payne manage the portion of the World Equity Ex-US Fund's assets allocated to Rexiter. Mr. Davey is the Managing Director of Global Emerging Markets and a director of Rexiter. Mr. Payne is a senior Latin American fund manager and a director of Rexiter. Mr. Davey has been with Rexiter since its inception in 1997. Mr. Payne joined Rexiter as a Portfolio Manager in September 1999. They both have been Portfolio Managers for the firm for the past 5 years.

Smith Breeden Associates, Inc.: Smith Breeden Associates, Inc. (Smith Breeden) located at 100 Europa Drive, Suite 200, Chapel Hill, North Carolina 27517, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals, led by Tim Cunneen, CFA, and Daniel Dektar, Chief Investment Officer, manages the portion of the World Equity Ex-US Fund's assets allocated to Smith Breeden. Mr. Cunneen joined Smith Breeden in 1998 and has 13 years of investment experience. For the past five years, he has served as a Senior Portfolio Manager. His primary focus is the management of short duration portfolios. He also analyzes potential investments and execution of such investments in the MBS market. Mr. Dektar joined Smith Breeden in 1986 and has 24 years of investment experience. For the past five years, he has been Smith Breeden's Chief Investment Officer.

EMERGING MARKETS EQUITY FUND:

AllianceBernstein L.P.: AllianceBernstein L.P. (formerly known as Alliance Capital Management L.P.) (AllianceBernstein), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A committee of investment professionals manages the portion of the Emerging Markets Equity Fund's assets allocated to AllianceBernstein. The four members of the committee with the most significant responsibility for the day-to-day management of the Emerging Markets Equity Fund's portfolio are: Steve Beinhacker, Michael Levy, Manish Singhai and Jean-Francois Van de Walle. Mr. Beinhacker, the Senior Vice President and Chief Investment Officer of Emerging Markets Growth Equities, joined Alliance Capital Management L.P. in 1992 as the firm's director of international quantitative stock research and joined the Global/International Large Cap Growth teams in 1994. In April of 2007, Mr. Beinhacker became the Chief Investment Officer for Emerging Markets Growth. Michael Levy, a Senior Vice President and Eastern Europe/Middle East/Africa Portfolio Manager, joined AllianceBernstein in 1994 with research responsibilities in both the developed and emerging markets. Since 1997, he has held portfolio management responsibilities for various emerging markets-oriented specialty portfolios. Manish Singhai, a Senior Vice President and Asian Emerging Markets Portfolio Manager, joined AllianceBernstein in 1998 as an Emerging Markets Telecoms and Utilities Analyst and has been managing Emerging Asian portfolios since September 2000. Mr. Van de Walle, a Senior Vice President and Latin America Portfolio Manager, joined AllianceBernstein in 1991 as a Latin American Equity Research Analyst.

AXA Rosenberg Investment Management LLC: AXA Rosenberg Investment Management LLC (AXA Rosenberg), located at 4 Orinda Way, Building E, Orinda, California 94563, serves as a Sub-Adviser to the Emerging Markets Equity Fund. AXA Rosenberg's team of portfolio engineers manages the portion of the Emerging Markets Equity Fund's assets allocated to AXA Rosenberg. Dr. William Ricks has been the

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firm's Chief Investment Officer and Chief Executive Officer for the past five years. He has overall responsibility for the day-to-day management of the Emerging Markets Equity Fund and oversees the investment process, trading, operations, portfolio engineering and portfolio construction. Dr. Ricks has been with the firm since 1989.

The Boston Company Asset Management LLC: The Boston Company Asset Management LLC (The Boston Company), located at One Boston Place, Boston, Massachusetts 02108, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund's assets allocated to The Boston Company. The team consists of D. Kirk Henry, Carolyn Kedersha, Michelle Chan and Warren C. Skillman. Mr. Henry, an Executive Vice President and Director of International Value Equity, whose role is Lead Portfolio Manager for all International Value and Emerging Markets Value strategies, joined the firm in 1994 to spearhead the firm's international value equity group. He has been a Portfolio Manager for over five years. Ms. Kedersha, a Senior Vice President and Senior Portfolio Manager, whose role is to conduct research on companies located in the United Kingdom, Greece, Egypt, Turkey, Israel, Russia and Latin America, has been with the firm since 1988. She has been a Portfolio Manager for the last five years. Ms. Chan, a Vice President and an Assistant Portfolio Manager, whose role is to conduct research for China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand, has been a Portfolio Manager since 2006. She joined the firm in 2000 as a Research Analyst. Mr. Skillman, a Vice President and Assistant Portfolio Manager, whose primary responsibility is emerging markets, has been with the Firm since 2005. Prior to joining The Boston Company, Mr. Skillman was a Portfolio Manager with Newgate Capital.

Emerging Markets Management, L.L.C.: Emerging Markets Management, L.L.C. (EMM), located at 1001 Nineteenth Street, North, 17th Floor, Arlington, Virginia 22209, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals led by Antoine van Agtmael, EMM's Chairman and Chief Investment Officer, is jointly and primarily responsible for the day-to-day management of the portion of the Emerging Market Equity Fund's assets allocated to EMM. Mr. Van Agtmael, who co-founded EMM in 1988, is responsible for country allocation, risk control, and diversification. Ms. Felicia Morrow, who is EMM's Chief Executive Officer and Lead Portfolio Manager, is the Portfolio Manager responsible for Latin America, the Indian sub-continent and Southeast Asia, and has been a portfolio manager at EMM for 16 years. Mr. John Niepold, who is the Portfolio Manager responsible for Frontier Africa and the Middle East, has been a portfolio manager at EMM for 14 years. Ms. Dobrinka Cidrof, who is the Portfolio Manager responsible for Turkey and Israel, has been a Portfolio Manager at EMM for 10 years. Mr. Peter Trofimenko, who is the Portfolio Manager responsible for Central and Eastern Europe, Russia and South Africa, has been a portfolio manager at EMM for 7 years. Ms. Rita Lun, who is the Portfolio Manager responsible for China/Hong Kong, Taiwan and Korea, has been a portfolio manager at EMM for 7 years.

PanAgora Asset Management, Inc.: PanAgora Asset Management, Inc. (PanAgora), located at 260 Franklin Street, 22nd Floor, Boston, MA 02110, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals at PanAgora manages the portion of the Emerging Markets Equity Fund's assets allocated to PanAgora. The team consists of Ronald Hua, CFA, Edward Qian, Ph.D., CFA, Sanjoy Ghosh, Ph.D., Kenneth Masse, CFA, George Mussalli, CFA and Jane Zhao, Ph.D. Mr. Hua, Chief Investment Officer, oversees all equity strategies. Mr. Qian, Director of Macro-Strategies, oversees macro research and portfolio management. Mr. Ghosh is responsible for managing the Dynamic Equity strategies and ensuring the efficacy of the investment model. Mr. Masse is responsible for the

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trading and implementation of client portfolios that employ PanAgora's Dynamic investment strategies. Mr. Mussalli contributes to research supporting the Dynamic Equity strategies and is responsible for developing the Fundamental Valuation model. Mr. Mussalli is also a portfolio manager responsible for U.S. Active Equity Investments. Ms. Zhao contributes to research supporting the Dynamic Equity strategies. Prior to joining PanAgora, Ms. Zhao worked at China Insurance and Investment Co. and Risk Management and Technology Ltd. Messrs. Hua, Ghosh and Mussalli joined PanAgora from Putnam Investments in 2004. Mr. Hua had been with Putnam since 1999, where he contributed to quantitative research and analysis that supported all structured equity portfolios, including U.S. large cap and international strategies. Mr. Ghosh had been with Putnam since 2000 where he was a portfolio manager on the structured equity team. Mr. Mussalli had been a vice president and portfolio manager on Putnam's structured equity team since 2000.

Rexiter Capital Management Limited: Rexiter Capital Management Limited (Rexiter), located at 80 Cannon Street, London EC4N 6HL, United Kingdom, serves as a Sub-Adviser to the Emerging Markets Equity Fund. Murray Davey and Nick Payne manage the portion of the Emerging Markets Equity Fund's assets allocated to Rexiter. Mr. Davey is the Managing Director of Global Emerging Markets and a director of Rexiter. Mr. Payne is a senior Latin American fund manager and a Director of Rexiter. Mr. Davey has been with Rexiter since its inception in 1997. Mr. Payne joined Rexiter as a Portfolio Manager in September 1999. They both have been Portfolio Managers for the firm for the past 5 years.

GLOBAL EQUITY FUND:

[Sub-advisers have not yet been approved for this fund]

GLOBAL MANAGED VOLATILITY FUND:

Acadian Asset Management Inc.: Acadian Asset Management Inc. (Acadian), located at One Post Office Square, Boston, Massachusetts 02109, serves as a Sub-Adviser to the Global Managed Volatility Fund. A team of investment professionals manages the portion of the Global Managed Volatility Fund's assets allocated to Acadian. Ronald D. Frashure, President and Chief Executive Officer, plays a key role in Acadian's investment and quantitative management. Mr. Frashure has been with Acadian for 19 years. John R. Chisholm, Executive Vice President and Co-Chief Investment Officer, is responsible for oversight of portfolio management and research efforts. Mr. Chisholm joined Acadian in 1984. Brian K. Wolahan, a Senior Vice President and Co-Director of Research, is responsible for developing and applying quantitative techniques to the evaluation of markets and securities. Mr. Wolahan joined Acadian in 1990. Raymond F. Mui, a Senior Vice President and Portfolio Manager, specializes in the development of investment strategies for the developed and emerging equity markets. Mr. Mui joined Acadian in 1991. Charles H. Wang, a Senior Vice President and Co-Director of Research, is responsible for quantitative research, model implementation and emerging market country strategies. Mr. Wang joined Acadian in 2000. Messrs. Frashure, Chisholm, Wolahan, Mui and Wang have all held their current positions at Acadian for the past 5 years.

Analytic Investors, Inc.: Analytic Investors, Inc. (Analytic), located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, serves as a Sub-Adviser to the Global Managed Volatility Fund. A team of investment professionals at Analytic manages the portion of the Global Managed Volatility Fund's assets allocated to Analytic. The team's day-to-day portfolio management responsibilities are led by Dennis Bein, Chief Investment Officer and Portfolio Manager, and handled primarily by David Krider, a Research Analyst. Mr. Bein joined the firm in 1995 as a Portfolio Manager and he became Chief Investment Officer in 2004. Mr. Krider joined Analytic in 2005. Before joining

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Analytic, Mr. Krider was the founder of Visualize, Inc., and served as the firm's Chief Technology Officer from 1996-2005. Greg McMurran, Chief Investment Officer and Portfolio Manager, has been Chief Investment Officer since 1998 and a member of the portfolio management team since joining Analytic 30 years ago. Harindra de Silva, Ph.D., President and Portfolio Manager, is primarily responsible for research on the strategy (i.e., model maintenance and design) Analytic employs in managing the portion of the Global Managed Volatility Fund's assets for which it is responsible. Dr. de Silva has been with Analytic for 11 years and has held her current positions since 1995.

ENHANCED INCOME FUND:

Highland Capital Management, L.P.: Highland Capital Management, L.P. (Highland Capital), located at 13455 Noel Road, Suite 800, Dallas, Texas 75240, serves as a Sub-Adviser to the Enhanced Income Fund. Mark Okada, Co-Founder and Chief Investment Officer, serves as the portfolio manager for the portion of the Enhanced Income Fund's assets allocated to Highland Capital. Mr. Okada has been with the firm since its inception in 1993 and has been Highland's Chief Investment Officer for the past 5 years.

Record Currency Management Limited: Record Currency Management Limited (RCM), located at 1st Floor, Morgan House, Madeira Walk, Windsor, Berkshire, SL4 1EP, United Kingdom, serves as a Sub-Adviser to the Enhanced Income Fund. The portfolio managers who are responsible for managing the portion of the Enhanced Income Fund's assets allocated to RCM are Bob Noyen, MBA and Dmitri Tikhonov, CFA, MBA, PhD. Mr. Noyen and Mr. Tikhonov are the primary portfolio managers for the Enhanced Income Fund and are collectively responsible for portfolio design, risk budget optimization, performance analysis and attribution, and communication on all aspects of account design and portfolio performance. Mr. Noyen, a Managing Director and Chief Investment Officer, joined the firm in 1999 as CIO. He became a Managing Director in 2006. Mr. Tikhonov, a Director and Portfolio Manager, joined the firm in 2002. Before joining RCM, Mr. Tikhonov received his MBA from Cambridge University (2001 to 2002) and became a CFA charterholder in 2005.

Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02019, serves as a Sub-Adviser to the Enhanced Income Fund. Timothy E. Smith, Senior Vice President and Fixed Income Portfolio Manager, serves as the portfolio manager of the portion of the Enhanced Income Fund's assets allocated to Wellington Management since the Fund's inception and for the firm for the past five years. Mr. Smith joined Wellington Management in 1992 and has over 20 years of investment experience.

CORE FIXED INCOME FUND:

ING Investment Management Co.: ING Investment Management Co. (ING IM), located at 230 Park Avenue, 13th Floor, New York, New York 10169, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals led by James B. Kauffmann, Head of Fixed Income, manages the portion of the Core Fixed Income Fund's assets allocated to ING IM. Mr. Kauffmann oversees the investment of the firm's fixed income institutional and mutual fund assets. Mr. Kauffmann has been Head of Fixed Income since 2002. Prior to this, he was a Vice President of the firm's Public Corporate Securities group.

Metropolitan West Asset Management LLC: Metropolitan West Asset Management LLC (MWAM), located at 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals manages the portion of the Core Fixed Income Fund's assets allocated to MWAM. The team consists of Tad Rivelle, a Generalist Portfolio

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Manager and MWAM's Chief Investment Officer, who is responsible for developing the firm's long-term economic outlook that guides strategies; Laird Landmann, a Generalist Portfolio Manager, whose role is to co-manage security selection and the trade execution process; Jamie Farnham and Gino Nucci, Specialist Portfolio Managers, who manage and oversee the security selection and trade execution process of non-investment grade positions; Stephen Kane, CFA, a Generalist Portfolio Manager and Managing Director, who is responsible for co-managing security selection and the trade execution process; Bryan Whalen and Mitch Flack, Specialist Portfolio Managers, who manage and oversee the security selection and trade execution of asset-backed and mortgage-backed positions respectively, and David Lippman, a Generalist Portfolio Manager, who is the person at MWAM primarily responsible for managing the Core Fixed Income Fund's portfolio positions in high grade corporate securities. Mr. Farnham has been with MWAM since November 2002. Before joining MWAM Mr. Farnham was an investment associate at Primus Venture Partners from July 1998 through July 2000. Mr. Nucci has been with MWAM since January 2004. From June 2003 to September 2003, Mr. Nucci was an associate at Pacific Life Insurance Company. From April 1999 to March 2000, Mr. Nucci was an investment banking associate at Volpe Brown Whelan & Co. Mr. Whalen has been a portfolio manager and asset backed specialist with MWAM since May 2004. Prior to joining MWAM, Mr. Whalen was a director in the fixed income sales department of Credit Suisse First Boston from October 2000 to May 2004. Mr. Flack has been a portfolio manager and mortgage specialist with the Adviser since March 2001. Messrs. Rivelle, Landmann and Kane founded MWAM in August 1996; Mr. Lippman has been with MWAM as a Generalist Portfolio Manager since October 2001.

Wells Capital Management, Inc.: Wells Capital Management, Inc. (Wells Capital), located at 525 Market Street, 10th Floor, San Francisco, California 94105, serves as a Sub-Adviser to the Core Fixed Income Fund. Wells Fargo & Company owns Wells Fargo Bank N.A., the parent company of Wells Capital. A team of investment professionals led by Senior Portfolio Managers Bill Stevens, Tom O'Connor, Lynne Royer and Portfolio Manager Troy Ludgood manages the portion of the Core Fixed Income Fund's assets allocated to Wells Capital. Mr. Stevens founded the fixed income team in 1992 at Montgomery Asset Management (Montgomery), which was acquired by Wells Fargo & Company in 2003, and began his investment career in 1984. Mr. O'Connor joined Montgomery in 2000, and began his investment career in 1988. Ms Royer joined Montgomery in 1996, and began her investment career in 1985. Mr. Ludgood joined Wells Capital in 2004, and began his investment career in 2000. The Montgomery Core Fixed Income portfolio managers are responsible for overseeing Wells Capital's core fixed income strategy, which is employed by the Core Fixed Income Fund.

Western Asset Management Company: Western Asset Management Company (Western Asset), located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Edward A. Moody, Carl L. Eichstaedt, Mark S. Lindbloom, Keith J. Gardner and Michael C. Buchanan, manages the portion of the Core Fixed Income Fund's assets allocated to Western Asset. Messrs. Leech and Walsh are responsible for the day-to-day strategic oversight of the investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes. Messr. Leech joined Western Asset as Chief Investment Officer in 1990. Messr. Walsh joined Western Asset as Deputy Chief Investment Officer in 1991. Messrs. Moody, Eichstaedt and Lindbloom are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Messrs. Moody and Lindbloom joined Western Asset as Portfolio Managers in 2005. Messr. Eichstaedt joined Western Asset as Portfolio Manager in 1994.

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Western Asset Management Company Limited: Western Asset Management Company Limited (Western Asset Limited), located at 155 Bishopsgate, London EC2M 3XG, United Kingdom, serves as a Sub-Adviser to the Core Fixed Income Fund. Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Manager Detlev S. Schlichter, manage the portion of the Core Fixed Income Fund's assets allocated to Western Asset Limited. Messrs. Leech and Walsh are responsible for the day-to-day strategic oversight of the investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes. Messr. Schlichter, Portfolio Manager of Western Asset Limited since 2001, is responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Messrs. Leech and Walsh have each served as portfolio managers for Western Asset Limited for over 10 years.

HIGH YIELD BOND FUND:

Ares Management LLC: Ares Management LLC (Ares), located at 1999 Avenue of the Stars, Suite 1900, Los Angeles, CA 90067, serves as a Sub-Adviser to the High Yield Bond Fund. A team of investment professionals manages the portion of the High Yield Bond Fund's assets allocated to Ares. The team consists of Seth Brufsky, Americo Cascella, John Leupp and David Sachs. Mr. Brufsky joined Ares in March 1998 as a Lead Portfolio Manager. Mr. Cascella joined Ares in August 1998 as a Senior Investment Analyst, and became a co-Portfolio Manager in 2005. Mr. Leupp joined Ares in October 1993 as a Senior Investment Analyst. Mr. Brufsky, Mr. Cascella and Mr. Leupp have over 16 years, 10 years and 17 years, respectively, of experience with the leveraged finance asset class. Mr. Sachs, co-Chairman of the Ares capital markets group investment committee, joined Ares as a founding partner in 1997 and has over 25 years of experience in leveraged finance and managing structured funds.

J.P. Morgan Investment Management Inc.: J.P. Morgan Investment Management Inc. (JPMIM), a wholly owned subsidiary of JPMorgan Chase & Co., located at 245 Park Avenue, New York, New York 10167, serves as a Sub-Adviser to the High Yield Bond Fund. Robert Cook, a Managing Director and Lead Portfolio Manager, and Thomas Hauser, a Vice President, manage the portion of the High Yield Bond Fund's assets allocated to JPMIM. Mr. Cook is head of credit and lead portfolio manager for all high-yield assets. Mr. Hauser is responsible for co-managing high yield total return assets as well as overseeing the high yield trading effort. Prior to joining JPMIM in 2004, Messrs. Cook and Hauser were employed as analysts at 40/86 Advisors.

Nomura Corporate Research and Asset Management Inc.: Nomura Corporate Research and Asset Management Inc. (NCRAM), located at 2 World Financial Center, Building B, 17th Floor, New York, New York 10281, serves as a Sub-Adviser to the High Yield Bond Fund. Robert Levine, Stephen S. Kosten and Amy Yu manage the portion of the High Yield Bond Fund's assets allocated to NCRAM. Mr. Levine has been President, Chief Executive Officer and Chief Investment Officer of NCRAM since the firm's inception in 1991. Mr. Kosten, who is responsible for the day-to-day management in the selection of investments, is a Managing Director and Portfolio Manager. He joined NCRAM in 1999. Amy Yu, CFA, who is responsible for assisting the portfolio managers in the selection of investments, has been Assistant Portfolio Manager since 2004 and was promoted to Director in May 2007. She joined NCRAM in 1999 as a credit analyst.

LONG DURATION FUND:

Metropolitan West Asset Management LLC: Metropolitan West Asset Management LLC (MWAM), located at 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025, serves as a Sub-Adviser to

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the Long Duration Fund. A team of investment professionals manages the portion of the Long Duration Fund's assets allocated to MWAM. The team consists of Tad Rivelle, a Generalist Portfolio Manager and MWAM's Chief Investment Officer, who is responsible for developing the firm's long-term economic outlook that guides strategies; Laird Landmann, a Generalist Portfolio Manager, whose role is to co-manage security selection and the trade execution process; Jamie Farnham and Gino Nucci, Specialist Portfolio Managers, who manage and oversee the security selection and trade execution process of non-investment grade positions; Stephen Kane, CFA, a Generalist Portfolio Manager and Managing Director, who is responsible for co-managing security selection and the trade execution process; Bryan Whalen and Mitch Flack, Specialist Portfolio Managers, who manage and oversee the security selection and trade execution of asset-backed and mortgage-backed positions respectively and David Lippman, a Generalist Portfolio Manager, who is the person at MWAM primarily responsible for managing the Long Duration Fund's portfolio positions in high grade corporate securities. Mr. Farnham has been with MWAM since November 2002. Before joining MWAM, Mr. Farnham was an investment associate at Primus Venture Partners from July 1998 through July 2000. Mr. Nucci has been with MWAM since January 2004. From June 2003 to September 2003, Mr. Nucci was an associate at Pacific Life Insurance Company. From April 1999 to March 2000, Mr. Nucci was an investment banking associate at Volpe Brown Whelan & Co. Mr. Whalen has been a portfolio manager and asset backed specialist with MWAM since May 2004. Prior to joining MWAM, Mr. Whalen was a director in the fixed income sales department of Credit Suisse First Boston from October 2000 to May 2004. Mr. Flack has been a portfolio manager and mortgage specialist with the Adviser since March 2001. Messrs. Rivelle, Landmann and Kane founded MWAM in August 1996; Mr. Lippman has been with MWAM as a Generalist Portfolio Manager since October 2001.

EXTENDED DURATION FUND:

Metropolitan West Asset Management LLC: Metropolitan West Asset Management LLC (MWAM), located at 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025, serves as a Sub-Adviser to the Extended Duration Fund. A team of investment professionals manage the portion of the Extended Duration Fund's assets allocated to MWAM. The team consists of Tad Rivelle, a Generalist Portfolio Manager and MWAM's Chief Investment Officer, who is responsible for developing the firm's long-term economic outlook that guides strategies; Laird Landmann, a Generalist Portfolio Manager, whose role is to co-manage security selection and the trade execution process; Bryan Whalen and Mitch Flack, Specialist Portfolio Managers, who manage and oversee the security selection and trade execution of asset-backed and mortgage-backed positions respectively, David Lippman, a Generalist Portfolio Manager, who is the person at MWAM primarily responsible for managing the Extended Duration Fund's portfolio positions in high grade corporate securities and Stephen Kane, CFA, a Generalist Portfolio Manager and Managing Director, who is also responsible for co-managing security selection and the trade execution process. Mr. Whalen has been a portfolio manager and asset backed specialist with MWAM since May 2004. Prior to joining MWAM, Mr. Whalen was a director in the fixed income sales department of Credit Suisse First Boston from October 2000 to May 2004. Mr. Flack has been a portfolio manager and mortgage specialist with the Adviser since March 2001. Messrs. Rivelle, Landmann and Kane founded MWAM in August 1996. Mr. Lippman has been with MWAM as a Generalist Portfolio Manager since October 2001.

EMERGING MARKETS DEBT FUND:

Ashmore Investment Management Limited: Ashmore Investment Management Limited (Ashmore), located at 20 Bedfordbury, London WC2N 4BL, United Kingdom, serves as a Sub-Adviser to the

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Emerging Markets Debt Fund. Ashmore's Investment Committee manages the portion of the Emerging Markets Debt Fund's assets allocated to Ashmore. The Investment Committee is currently composed of Mark Coombs, Jules Green, Seumas Dawes and Jerome Booth. Ashmore's Managing Director and the Chairman of the Investment Committee, Mark Coombs, has been investing in emerging markets since 1983 and is currently Co-Chair of the Board of EMTA (formerly the Emerging Markets Trade Association). Mr. Coombs participates in the security selection process for the Emerging Markets Debt Fund. Senior portfolio managers Jules Green and Seumas Dawes have been actively involved in emerging market debt investment since 1990 and 1993, respectively. Mr. Dawes has geographic responsibility for Asia, product responsibility for special situations, structured transactions, and related derivatives and he participates in the security selection process for the Emerging Markets Debt Fund. Mr. Green has geographic responsibility for Latin America and Eastern Europe, a product responsibility for U.S. Bonds, local currency debt, local currencies and related derivatives and he participates in the security selection process for the Emerging Markets Debt Fund. Jerome Booth is Ashmore's Head of Research and political economist, and has been professionally involved with developing countries as a government and international official, consultant, economist, and market analyst since 1985. He is responsible for all macro country political research and analysis.

ING Investment Management Co.: ING Investment Management Co. (ING IM), located at 230 Park Avenue, 13th Floor, New York, New York 10169, serves as a Sub-Adviser to the Emerging Markets Debt Fund. A team of investment professionals manages the portion of the Emerging Markets Debt Fund's assets allocated to ING IM. Gorky Urquieta, a Senior Portfolio Manager and head of ING IM's Emerging Markets Debt Team, is responsible for managing emerging markets portfolios. Mr. Urquieta has been with ING IM since 1997. Daniel Eustaquio, a Senior Portfolio Manager, is responsible for security selection, research, asset allocation and trading. He has been with ING IM since October 1998 and has 18 years of investment experience.

Stone Harbor Investment Partners LP: Stone Harbor Investment Partners LP (Stone Harbor), located at 31 West 52nd Street, 16th Floor, New York, New York 10019, serves as a Sub-Adviser to the Emerging Markets Debt Fund. A team of investment professionals manages the portion of the Emerging Markets Debt Fund's assets allocated to Stone Harbor. The team consists of Peter J. Wilby, CFA, James E. Craige, CFA, Thomas K. Flanagan, CFA, and Pablo Cisilino. Mr. Wilby is the portfolio manager of the Emerging Markets Debt Fund and has served as Chief Investment Officer of Stone Harbor since April 2006. Prior to April 2006, Mr. Wilby was the Chief Investment Officer of North American Fixed Income and senior portfolio manager responsible for directing investment policy and strategy for all emerging markets and high yield fixed income portfolios at Citigroup Asset Management. Mr. Craige and Mr. Flanagan, portfolio managers of the Emerging Markets Debt Fund, have served as Senior Portfolio Managers of Stone Harbor since April 2006. Prior to April 2006, Mr. Craige and Mr. Flanagan were the Managing Directors and Senior Portfolio Managers for emerging markets debt portfolios as Salomon Brother Asset Management Inc. Mr. Cisilino, portfolio manager of the Emerging Markets Debt Fund, has served as Senior Portfolio Manager of Stone Harbor since July 2006. From June 2004 to July 2006, Mr. Cisilino was the Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc. Prior to June 2004, he was the Vice President for local markets and FX sales and trading at Goldman Sachs.

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REAL RETURN PLUS FUND:

Deutsche Investment Management Americas Inc.: Deutsche Investment Management Americas Inc. (Deutsche), located at 345 Park Avenue, New York, New York 10154, serves as a Sub-Adviser to the Real Return Plus Fund. Two teams of investment professionals manage the portion of the Real Return Plus Fund's assets allocated to Deutsche. Robert Wang and Thomas Picciochi are members of the integrated Global Alpha Platform (iGAP) Team at Deutsche. Mr Wang, a Managing Director and Head of Quantitative Strategies Portfolio Management, joined Deutsche in 1995 as a fixed income portfolio manager and has held his current positions since September 1999. He is responsible for overseeing implementation and risk control for all quantitative strategies. Mr. Picciochi, a Director and Senior Portfolio Manager for Quantitative Strategies, joined Deutsche in 1999. He was a Director and Portfolio Manager for the Absolute Return Strategies group from October 2000-February 2005 and was made Director and Senior Portfolio Manager of Quantitative Strategies in March 2005. Bill Chepolis and Matthew MacDonald are members of the TIPS Team at Deutsche. Mr. Chepolis, CFA, a Managing Director and Portfolio Manager, joined Deutsche in 1998 as a Vice President. He became a Managing Director in 2002 and a Portfolio Manager for the TIPS team in 2005. Mr. MacDonald, CFA, a Director and Portfolio Manager, joined Deutsche in 2006. Prior to joining Deutsche, he had 14 years of fixed income experience at Bank of America Global Structured Products, at PPM America, Inc, where he was portfolio manager for public fixed income including MBS, ABS, CDOs and corporate bonds.

First Quadrant, L.P.: First Quadrant, L.P. (First Quadrant), located at 800 E. Colorado Blvd., Suite 900, Pasadena, California 91101, serves as a Sub-Adviser to the Real Return Plus Fund. A team of investment professionals manages the portion of the Real Return Plus Fund's assets allocated to First Quadrant. The team members include Max Darnell, Ken Ferguson, Dori Levanoni and Todd Miller. Mr. Darnell, Partner and Chief Investment Officer, joined First Quadrant in 1991 and managed the firm's derivatives research through the latter half of the 1990s. He was Director of Asset Allocation Research from March 1996 until July 2000, and Director of Research from July 2000 until he became Chief Investment Officer in 2002. Mr. Ferguson, PhD, Partner and Co-Director of Global Derivatives, joined First Quadrant in 1994. He was Director of Research from February 2000 until January 2005, when he became Co-Director of Global Derivatives with Mr. Levanoni. Mr. Ferguson is involved in all aspects of product development: model building, risk measurement, risk allocation, and portfolio optimization. Mr. Levanoni, Partner and Co-Head of Global Derivatives, joined First Quadrant in 1991 as a research intern. His responsibilities at First Quadrant involve model development, risk measurement, risk allocation, and portfolio optimization related to global related to global derivatives. Mr. Miller, CFA, Partner and Director of Options and Derivatives Products, joined First Quadrant in 1995 and is in charge of First Quadrant's derivatives trading program, options-based hedge strategies, and option overlay strategies.

The SAI provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership, if any, of securities in the Funds.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Funds.

The Funds offer Class A Shares only to Eligible Investors (as that term is defined on page 1) that have signed an Investment Management Agreement with SIMC. Under each Agreement, SIMC will consult with the Eligible Investor to define its investment objectives, desired returns and tolerance for risk, and to develop a plan for the allocation of its assets. Each Investment Management Agreement sets forth the

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fee to be paid to SIMC by the Eligible Investor, which is ordinarily expressed as a percentage of the Eligible Investor's assets managed by SIMC. This fee, which is negotiated by the Eligible Investor and SIMC, may include a performance-based fee or a fixed-dollar fee for certain specified services.

For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

How to Purchase Fund Shares

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

Eligible Investors (as defined above) may purchase shares by placing orders with the Funds' Transfer Agent (or its authorized agent). Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Generally, cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. However, in certain circumstances the Funds at their discretion may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Funds' procedures and applicable law. The Funds reserve the right to refuse any purchase requests, particularly those that the Funds reasonably believe may not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in the Funds' view, is likely to engage in excessive trading (usually defined as four or more "round trips" in a Fund in any twelve-month period). For more information regarding the Funds' policy and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

When you purchase or sell Fund shares through certain financial institutions (rather than directly from the Funds), you may have to transmit your purchase and sale requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the net asset value per share (NAV) next determined after the intermediary receives the request if transmitted to the Funds in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

If you deal directly with a financial institution or financial intermediary, you will have to follow the institution's or intermediary's procedures for transacting with the Funds. For more information about how to purchase or sell Fund shares through these financial institutions, you should contact these financial institutions directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain broker-dealers or other financial intermediaries.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, generally the Funds (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

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PRICING OF FUND SHARES

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price.

When valuing portfolio securities, the Funds value securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on NASDAQ) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If such prices are not readily available or are determined to be unreliable, the Funds will value the security using a bid price from at least one independent broker obtained by an independent, third-party pricing agent or using the Funds' Fair Value Procedures, as described below. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held by the Funds are provided daily by recognized independent pricing agents. If a security's price cannot be obtained from an independent pricing agent, the Funds will value the securities using a bid price from at least one independent broker obtained by an independent, third-party pricing agent or using the Funds' Fair Value Procedures.

Securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Fund's Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service's prices will be reliable. SIMC or a Fund's Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Fund's administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Fund's administrator, in turn, will notify the Fair Value Pricing Committee if it receives such notification from SIMC or a Fund's Sub-Adviser, as applicable, or if the Fund's administrator reasonably believes that a particular pricing service is no longer a reliable source for prices. The pricing services rely on a variety of information in making their determinations, particularly on prices of actual market transactions as well as on trader quotations. However, the services may also use a matrix system to determine valuations, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.

The Funds' Pricing and Valuation Procedures provide that any change in the primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees, however, when the change would not materially affect the valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting.

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Securities for which market prices are not "readily available" or may be unreliable are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the Committee) designated by the Funds' Board of Trustees. The Committee is currently composed of two members of the Board of Trustees, as well as representatives from SIMC and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended, the security has been de-listed from a national exchange, the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider are: the facts giving rise to the need to fair value, the last trade price, the performance of the market or the issuer's industry, the liquidity of the security, the size of the holding in a Fund or any other appropriate information. The determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event) has occurred between the time of the security's last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates NAV, it may request that a Committee meeting be called. In addition, the Funds' administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates NAV. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies SIMC or a Sub-Adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, SIMC or a Sub-Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The International Equity, Emerging Markets Equity, World Equity Ex-US, Global Equity and Global Managed Volatility Funds use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the International Equity, Emerging Markets Equity, World Equity Ex-US, Global Equity and Global Managed Volatility Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee.

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The Committee has also established a "confidence interval" which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Equity, World Equity Ex-US, Emerging Markets Equity, Global Equity and Global Managed Volatility Funds shall value the non-U.S. securities in their portfolios that exceed the applicable "confidence interval" based upon the adjusted prices provided by the fair valuation vendor.

Redeemable securities issued by open end investment companies are valued at the investment company's applicable NAV, with the exception of ETFs which are priced as equity securties.

MINIMUM PURCHASES

To purchase shares for the first time, Eligible Investors must invest at least $500,000 in any Fund. A Fund may accept investments of smaller amounts at its discretion.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

"Market timing" refers to a pattern of frequent purchases and sales of a Fund's shares, often with the intent of earning arbitrage profits. Market timing can harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing a Fund to incur unwanted taxable gains and forcing a Fund to hold excess levels of cash.

The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board of Trustees has adopted policies and procedures on behalf of the Funds to deter short-term trading. These policies and procedures do not apply with respect to money market funds. The Funds' transfer agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i.  if the shareholder conducts four or more "round trips" in a Fund (other than a money market fund) in any twelve-month period. A round trip involves the purchase of shares of a Fund and subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

ii.  if a Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Funds, in their sole discretion, also reserve the right to reject any purchase request (including exchange requests) for any reason without notice.

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Judgments with respect to implementation of the Funds' policies are made uniformly and in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders. When applying the Funds' policies, the Funds may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Funds.

The Funds' monitoring techniques are intended to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds' monitoring techniques. Operational or technical limitations may also limit the Funds' ability to identify short-term trading activity.

While it is the Funds' intention that intermediaries trading in Fund shares will assist the Funds in enforcing the Funds' policies, certain intermediaries may be unable or unwilling to effectively enforce the Funds' trading or exchange restrictions. The Funds will monitor trading activity coming from such intermediaries and take reasonable steps to seek cooperation from any intermediary through which the Funds believe short-term trading activity is taking place.

Certain of the SEI funds are sold to participant-directed employee benefit plans. The Funds' ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Funds will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Funds may amend the policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accounts for the Funds are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

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The Funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

How to Sell Your Fund Shares

If you hold Fund shares, you may sell your shares on any Business Day by following the procedures established when you opened your account or accounts. If you have questions, call 1-800-DIAL-SEI. If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Funds receive your request or after the Funds' authorized intermediary receives your request if transmitted to the Funds in accordance with the Funds' procedures and applicable law.

RECEIVING YOUR MONEY

Normally, the Funds will make payment on your sale on the Business Day following the day on which they receive your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the Securities and Exchange Commission declares an emergency or for other reasons. More information about this is in the SAI.

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TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

Distribution of Fund Shares

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds. SIDCo. receives no compensation for distributing the Funds' shares.

The Funds are sold primarily through independent registered investment advisers, financial planners, bank trust departments and other financial advisors (Financial Advisors) who provide their clients with advice and services in connection with their investments in the SEI Funds. Many Financial Advisors are also associated with broker-dealer firms. SIMC and its affiliates, at their expense, may pay compensation to these broker-dealers or other financial institutions for marketing, promotional or other services. These payments may be significant to these firms, and may create an incentive for the firm or its associated Financial Advisors to recommend or offer shares of the SEI Funds to its customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources. SIMC and its affiliates may also provide other products and services to Financial Advisors. For additional information, please see the Funds' SAI. You can also ask your Financial Advisor about any payments it receives from SIMC and its affiliates, as well as about fees it charges.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for a Fund can be obtained on the Internet at the following address: http://www.seic.com/holdings_home.asp (the Portfolio Holdings Website). Ten calendar days after each month end, a list of the top ten portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Thirty calendar days after the end of each month, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the first business day of the fifth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the Funds' policy and procedures on the disclosure of portfolio holdings information is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Funds distribute their investment income periodically as a dividend to shareholders. It is the policy of the International Equity, World Equity Ex-US, Emerging Markets Equity and Global Equity Funds to pay dividends periodically (at least once annually); the Global Managed Volatility and Real Return Plus

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Funds to pay dividends annually; the Core Fixed Income, High Yield Bond, Long Duration and Extended Duration Funds to pay dividends monthly; and the Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Small Cap, Small/Mid Cap Equity Enhanced Income and Emerging Markets Debt Funds to pay dividends quarterly. The Funds make distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in cash unless otherwise stated.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

At least annually, each Fund will distribute substantially all of its net investment income and net realized capital gains, if any. If you are a taxable investor, the dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income. Qualified dividend income may include dividend income from certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. The Enhanced Income, Core Fixed Income, High Yield Bond, Long Duration, Extended Duration, Emerging Markets Debt and Real Return Plus Funds are each expected to make primarily ordinary income distributions that will not be treated as qualified dividend income.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of the Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

The International Equity, World Equity Ex-US, Emerging Markets Equity, Global Equity and Global Managed Volatility Funds may elect to pass through to you your pro rata share of foreign income taxes paid by each Fund. The Funds will notify you if they make such election and provide you with the information necessary to reflect foreign taxes paid on your income tax return if they make this election.

SEI / PROSPECTUS

With respect to these same Funds, as well as the Emerging Markets Debt Fund, some foreign governments levy withholding taxes against dividend and other types of interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in these Funds. In addition, these Funds may be able to pass along a tax credit for foreign income taxes that they pay.

More information about taxes is in the Funds' SAI.

SEI / PROSPECTUS

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the shares of the Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Small Cap, Small/Mid Cap Equity, International Equity, World Equity Ex-US, Enhanced Income, Core Fixed Income, High Yield Bond, Long Duration, Extended Duration, Emerging Markets Debt and Real Return Plus Funds. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The information for the years ended May 31, 2006 and 2007 has been audited by KPMG LLP, an independent registered public accounting firm. Their report, along with each Fund's financial statements, appears in the annual report that accompanies the Funds' SAI. The information for the periods presented through May 31, 2005 has been audited by the Funds' previous independent auditors. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

As of September 30, 2007, the Emerging Markets Equity, Global Equity and Global Managed Volatility Funds had not commenced operations.

SEI INSTITUTIONAL INVESTMENTS TRUST — FOR THE YEARS OR PERIODS ENDED MAY 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Securities		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Large Cap Fund
CLASS A
2007	$16.93	$0.28	(4)	$3.40	(4)	$3.68	$(0.30)	$—	$(0.30)	$20.31	21.97%	$693,994	0.26%		0.26%		0.46%	1.57%	47%
2006	15.53	0.24	(4)	1.44	(4)	1.68	(0.28)	—	(0.28)	16.93	10.87	801,217	0.25		0.26		0.48	1.47	103
2005	14.47	0.25	(4)	1.05	(4)	1.30	(0.24)	—	(0.24)	15.53	9.02	1,751,751	0.26		0.26		0.47	1.67	43
2004	12.41	0.18	(4)	2.09	(4)	2.27	(0.21)	—	(0.21)	14.47	18.37	1,787,850	0.26		0.26		0.48	1.34	109
2003	13.82	0.16	(4)	(1.41	)(4)	(1.25)	(0.16)	—	(0.16)	12.41	(8.98)	3,008,463	0.26		0.26		0.47	1.39	51
Large Cap Diversified Alpha Fund
CLASS A
2007	$9.94	$0.19	(4)	$2.04	(4)	$2.23	$(0.16)	$(0.07)	$(0.23)	$11.94	22.64%	$453,954	0.62	%*	0.62	%*	0.74%	1.77%	132%
2006 (2)	10.00	0.04	(4)	(0.09	)(4)	(0.05)	(0.01)	—	(0.01)	9.94	(0.49)	139,046	0.45	*	0.45	*	0.66	1.70	47

SEI / PROSPECTUS

		Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Securities		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Large Cap Disciplined Equity Fund
CLASS A
2007	††	$12.36	$0.51	(4)	$2.27		$2.78	$(0.30)	$(0.46)	$(0.76)	$14.38	23.15%	$7,833,212	0.23	%(6)	0.23	%(6)	0.47	%(6)	2.43%	135%
2006	††	12.05	0.26	(4)	0.85	(4)	1.11	(0.22)	(0.58)	(0.80)	12.36	9.33	4,938,416	0.24		0.24		0.47		2.10	140
2005	††	11.18	0.20	(4)	0.94	(4)	1.14	(0.18)	(0.09)	(0.27)	12.05	10.26	3,531,361	0.31		0.31		0.47		1.69	71
2004	(1)	10.00	0.07	(4)	1.25	(4)	1.32	(0.06)	(0.08)	(0.14)	11.18	13.23	2,285,041	0.33		0.33		0.47		1.33	67
Large Cap Index Fund
CLASS A
2007		$113.02	$2.29	(4)	$23.15	(4)	$25.44	$(2.33)	$(0.83)	$(3.16)	$135.30	22.87%	$416,933	0.06%		0.06%		0.24%		1.88%	10%
2006		106.24	2.06	(4)	7.77	(4)	9.83	(1.94)	(1.11)	(3.05)	113.02	9.34	367,084	0.08		0.08		0.24		1.84	20
2005		99.12	1.93	(4)	7.20	(4)	9.13	(1.82)	(0.19)	(2.01)	106.24	9.29	320,703	0.13		0.13		0.24		1.89	8
2004	†††	84.90	1.50	(4)	14.28	(4)	15.78	(1.37)	(0.19)	(1.56)	99.12	18.71	284,711	0.16		0.16		0.24		1.58	6
2003	†††	93.40	1.10		(8.50	)(5)	(7.40)	(1.10)	—	(1.10)	84.90	(7.79)	142,612	0.20		0.20		0.25		1.67	12
Small Cap Fund
CLASS A
2007		$15.52	$0.10	(4)	$2.85	(4)	$2.95	$(0.12)	$(1.91)	$(2.03)	$16.44	20.32%	$2,136,857	0.52%		0.54%		0.72%		0.67%	92%
2006		14.27	0.07	(4)	2.55	(4)	2.62	(0.06)	(1.31)	(1.37)	15.52	18.93	1,951,138	0.52		0.54		0.72		0.44	119
2005		14.70	0.07	(4)	1.38	(4)	1.45	(0.05)	(1.83)	(1.88)	14.27	9.81	1,610,876	0.54		0.54		0.72		0.46	94
2004		11.60	0.06	(4)	3.59	(4)	3.65	(0.07)	(0.48)	(0.55)	14.70	31.76	1,309,254	0.54		0.54		0.72		0.45	135
2003		12.53	0.07	(4)	(0.94	)(4)	(0.87)	(0.06)	—	(0.06)	11.60	(6.83)	1,193,935	0.54		0.54		0.72		0.67	97
Small/Mid Cap Equity Fund
CLASS A
2007	††	$13.38	$0.19	(4)	$2.57	(4)	$2.76	$(0.13)	$(1.06)	$(1.19)	$14.95	21.60%	$1,865,746	0.48%		0.50%		0.72%		0.85%	104%
2006	††	11.96	0.09	(4)	1.97	(4)	2.06	(0.08)	(0.56)	(0.64)	13.38	17.51	1,216,640	0.50		0.53		0.72		0.69	123
2005	††	10.70	0.05	(4)	1.38	(4)	1.43	(0.05)	(0.12)	(0.17)	11.96	13.38	768,897	0.62		0.62		0.72		0.47	98
2004	(3)††	10.00	0.02	(4)	0.69	(4)	0.71	(0.01)	—	(0.01)	10.70	7.15	423,768	0.65		0.65		0.73		0.45	51

SEI / PROSPECTUS

* The expense ratio includes dividend and interest expenses. Had these expenses been excluded the ratio would have been 0.35% and 0.34% for 2007 and 2006, respectively.

† Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.

†† Per share amounts have been adjusted for a 10 to 1 stock split paid to shareholders of record on November 16, 2006.

††† Per share amounts have been adjusted for a 10 to 1 reverse stock split paid to shareholders of record on November 26, 2003.

(1) Commenced operations on August 28, 2003. All ratios for the period have been annualized.

(2) Commenced operations on February 28, 2006. All ratios for the period have been annualized.

(3) Commenced operations on December 15, 2003. All ratios for the period have been annualized.

(4) Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(5) The amount shown for the year ended May 31, 2003 for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

(6) The expense ratio includes interest expense on reverse repurchase agreements. Had this expense been excluded, the ratios would have been 0.22%, 0.22%, and 0.47%, respectively.

Amounts designated as "—" are zero or have been rounded to zero.

SEI / PROSPECTUS

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Securities		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
International Equity Fund
CLASS A
2007	$14.05	$0.37	(3)	$3.12	(3)	$3.49	$(0.50)	$(2.77)	$(3.27)	$14.27	28.00%	$1,790,634	0.50	%(5)	0.50	%(5)	0.71	%(5)	2.69%	153%
2006	11.15	0.29	(3)	3.09	(3)	3.38	(0.37)	(0.11)	(0.48)	14.05	30.77	1,656,985	0.36		0.36		0.63		2.30	116
2005	10.06	0.23	(3)	1.16	(3)	1.39	(0.30)	—	(0.30)	11.15	13.73	1,677,254	0.43		0.43		0.58		2.12	48
2004	7.76	0.18	(3)	2.28	(3)	2.46	(0.16)	—	(0.16)	10.06	31.73	1,391,076	0.48		0.48		0.65		1.92	80
2003	9.21	0.13		(1.46)		(1.33)	(0.12)	—	(0.12)	7.76	(14.43)	1,176,097	0.48		0.48		0.68		1.85	58
World Equity Ex-US Fund
CLASS A
2007	$12.99	$0.35	(3)	$3.47	(3)	$3.82	$(0.33)	$(0.52)	$(0.85)	$15.96	30.29%	$2,053,014	0.71	%(6)	0.71	%(6)	0.77	%(6)	2.45%	154%
2006	9.81	0.27	(3)	3.01	(3)	3.28	(0.09)	(0.01)	(0.10)	12.99	33.52	908,582	0.60		0.61		0.76		2.22	104
2005 (4)	10.00	0.07	(3)	(0.26	)(3)	(0.19)	—	—	—	9.81	(1.90)	234,396	0.60		0.60		0.70		4.35	15
Enhanced Income Fund
CLASS A
2007 (7)	$10.00	$0.27	(3)	$0.03	(3)	$0.30	$(0.16)	$—	$(0.16)	$10.14	3.02%	$123,430	0.44%		0.44%		0.54%		5.84%	53%
Core Fixed Income Fund
CLASS A
2007	$9.84	$0.53	(3)	$0.14	(3)	$0.67	$(0.52)	$—	$(0.52)	$9.99	6.95%	$5,894,127	0.14%		0.14%		0.37%		5.23%	428%
2006	10.34	0.47	(3)	(0.48	)(3)	(0.01)	(0.48)	(0.01)	(0.49)	9.84	(0.09)	4,646,403	0.14		0.14		0.37		4.62	545
2005	10.19	0.41	(3)	0.27	(3)	0.68	(0.42)	(0.11)	(0.53)	10.34	6.77	4,265,249	0.15		0.15		0.37		3.94	615
2004	10.61	0.38	(3)	(0.26	)(3)	0.12	(0.40)	(0.14)	(0.54)	10.19	1.13	3,074,873	0.19	*	0.19	*	0.38		3.62	532
2003	10.27	0.50		0.60		1.10	(0.50)	(0.26)	(0.76)	10.61	11.10	2,431,368	0.18		0.18		0.37		4.79	436
High Yield Bond Fund
CLASS A
2007	$10.08	$0.84	(3)	$0.30	(3)	$1.14	$(0.84)	$(0.05)	$(0.89)	$10.33	11.81%	$1,241,924	0.35%		0.35%		0.56%		8.25%	98%
2006 (2)	10.00	0.40	(3)	0.08	(3)	0.48	(0.40)	—	(0.40)	10.08	4.85	862,371	0.35		0.35		0.57		8.15	58

SEI / PROSPECTUS

		Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Securities		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Long Duration Fund
CLASS A
2007		$9.31	$0.53	(3)	$0.18	(3)	$0.71	$(0.50)	$—	$(0.50)	$9.52	7.67%	$184,616	0.20%	0.20%	0.38%	5.49%	97%
2006		10.56	0.46	(3)	(1.07	)(3)	(0.61)	(0.54)	(0.10)	(0.64)	9.31	(6.08)	165,324	0.20	0.20	0.39	4.69	113
2005		9.77	0.42	(3)	1.03	(3)	1.45	(0.54)	(0.12)	(0.66)	10.56	15.26	76,054	0.20	0.20	0.41	4.05	449
2004	(1)	10.00	0.05	(3)	(0.23	)(3)	(0.18)	(0.05)	—	(0.05)	9.77	(1.78)	6,317	0.20	0.20	0.57	5.02	31
Extended Duration Fund
CLASS A
2007		$8.86	$0.55	(3)	$0.32	(3)	$0.87	$(0.49)	$—	$(0.49)	$9.24	9.73%	$370,667	0.20%	0.20%	0.38%	5.63%	123%
2006		11.96	0.48	(3)	(2.68	)(3)	(2.20)	(0.68)	(0.22)	(0.90)	8.86	(19.24)	222,923	0.20	0.20	0.39	4.64	170
2005		9.53	0.43	(3)	2.84	(3)	3.27	(0.84)	—	(0.84)	11.96	35.74	154,779	0.20	0.20	0.41	3.99	379
2004	(1)	10.00	0.05	(3)	(0.44	)(3)	(0.39)	(0.08)	—	(0.08)	9.53	(3.88)	27,787	0.20	0.20	0.44	5.17	42
Emerging Markets Debt Fund
CLASS A
2007		$9.97	$0.65	(3)	$1.03	(3)	$1.68	$(0.62)	$(0.08)	$(0.70)	$10.95	17.40%	$804,036	0.55%	0.55%	0.94%	6.16%	89%
2006	(2)	10.00	0.27	(3)	(0.17	)(3)	0.10	(0.13)	—	(0.13)	9.97	1.00	479,808	0.55	0.55	0.95	5.43	51
Real Return Plus Fund
CLASS A
2007	(7)	$10.00	$0.26	(3)	$(0.03	)(3)	$0.23	$(0.13)	$—	$(0.13)	$10.10	2.29%	$221,531	0.44%	0.44%	0.78%	5.67%	18%

* The expense ratio includes the litigation fees paid. Had these fees been excluded the ratio would have been 0.18%.

† Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.

(1) Commenced operations on April 21, 2004. All ratios for the period have been annualized.

(2) Commenced operations on December 5, 2005. All ratios for the period have been annualized.

(3) Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(4) Commenced operations on March 28, 2005. All ratios for the period have been annualized.

(5) The expense ratio includes interest expense on reverse purchase agreements. Had this expense been excluded, the ratios would have been 0.37%, 0.37%, and 0.59%, respectively.

(6) The expense ratio includes interest expense on reverse purchase agreements. Had this expense been excluded, the ratios would have been 0.60%, 0.60%, and 0.67%, respectively.

(7) Commenced operations on December 14, 2006. All ratios for the period have been annualized.

Amounts designated as "—" are zero or have been rounded to zero.

Notes:

Notes:

Notes:

Notes:

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated September 30, 2007 includes detailed information about SEI Institutional Investments Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Small Cap, Small/Mid Cap Equity, International Equity, World Equity Ex-US, Enhanced Income, Core Fixed Income, High Yield Bond, Long Duration, Extended Duration, Emerging Markets Debt and Real Return Plus Funds' holdings and contain information from the Funds' managers about Fund strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:	Call 1-800-DIAL-SEI

By Mail:	Write to the Funds at: One Freedom Valley Drive Oaks, PA 19456

By Internet:	http://www.seic.com

From the SEC: You can obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about SEI Institutional Investments Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following public address: publicinfo@sec.gov.

SEI Institutional Investments Trust's Investment Company Act registration number is 811-07257.

SEI-F-145 (9/07)

SEI INSTITUTIONAL INVESTMENTS TRUST

Adviser:

SEI Investments Management Corporation

Administrator:

SEI Investments Global Funds Services

Distributor:

SEI Investments Distribution Co.

Sub-Advisers:

Acadian Asset Management Inc.
AllianceBernstein, L.P.
AlphaSimplex Group, LLC
Analytic Investors, Inc.
Ares Management LLC
Aronson+Johnson+Ortiz, LP
Artisan Partners Limited Partnership
Ashmore Investment Management Limited
AXA Rosenberg Investment Management LLC
BlackRock Capital Management, Inc.
The Boston Company Asset Management LLC
Capital Guardian Trust Company
David J. Greene and Company, LLC
Delaware Management Company, a series of
  Delaware Management Business Trust
Deutsche Investment Management Americas, Inc.
Emerging Markets Management, L.L.C.
Enhanced Investment Technologies, LLC
First Quadrant, L.P.
Fuller & Thaler Asset Management, Inc.
Goldman Sachs Asset Management, L.P.
Highland Capital Management, L.P.
ING Investment Management Co.
Integrity Asset Management, LLC
Janus Capital Management LLC
J.P. Morgan Investment Management Inc.
Lee Munder Investments, Ltd.
Los Angeles Capital Management and Equity
  Research, Inc.
LSV Asset Management
Martingale Asset Management, L.P.
Mazama Capital Management, Inc.
McKinley Capital Management Inc.
Metropolitan West Asset Management LLC
Montag & Caldwell, Inc.
Nomura Corporate Research and
  Asset Management Inc.
PanAgora Asset Management, Inc.
Quantitative Management Associates LLC
Record Currency Management Limited
Rexiter Capital Management Limited
Robeco Investment Management, Inc.
Security Capital Research & Management
  Incorporated
Smith Breeden Associates, Inc.
SSgA Funds Management, Inc.
Stone Harbor Investment Partners LP
Wellington Management Company, LLP
Wells Capital Management, Inc.
Western Asset Management Company
Western Asset Management Company Limited

This Statement of Additional Information is not a Prospectus. It is intended to provide additional information regarding the activities and operations of the SEI Institutional Investments Trust (the "Trust") and should be read in conjunction with the Trust's Prospectus relating to Class A Shares of the Large Cap Fund, Large Cap Diversified Alpha Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, Small Cap Fund, Small/Mid Cap Equity Fund, International Equity Fund, World Equity Ex-US Fund, Emerging Markets Equity Fund, Global Equity Fund, Global Managed Volatility Fund, Enhanced Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Extended Duration Fund, Emerging Markets Debt Fund and Real Return Plus Fund, dated September 30, 2007. A Prospectus may be obtained upon request and without charge by writing the Trust's distributor, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The Trust's financial statements for the fiscal year ended May 31, 2007, including notes thereto and the report of KPMG LLP thereon, are herein incorporated by reference from the Trust's 2007 Annual Report. A copy of the 2007 Annual Report must accompany the delivery of this Statement of Additional Information.

September 30, 2007

SEI-F-049 (9/07)

TABLE OF CONTENTS

THE TRUST	S-3

INVESTMENT OBJECTIVES AND POLICIES	S-3

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS	S-16

American Depositary Receipts	S-16

Asset-Backed Securities	S-17

Commercial Paper	S-18

Construction Loans	S-18

Equity-Linked Warrants	S-18

Equity Securities	S-19

Eurobonds	S-20

Fixed Income Securities	S-20

Foreign Securities	S-22

Forward Foreign Currency Contracts	S-23

Futures and Options on Futures	S-25

High Yield Foreign Sovereign Debt Securities	S-26

Illiquid Securities	S-27

Interfund Lending and Borrowing Arrangements	S-27

Investment Companies	S-27

Loan Participations and Assignments	S-28

Money Market Securities	S-28

Mortgage-Backed Securities	S-28

Mortgage Dollar Rolls	S-31

Municipal Securities	S-31

Non-Diversification	S-32

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks	S-32

Obligations of Supranational Agencies	S-33

Options	S-33

Pay-In-Kind Bonds	S-34

Privatizations	S-34

Put Transactions	S-34

Receipts	S-35

Real Estate Investment Trusts	S-35

Repurchase Agreements	S-36

Reverse Repurchase Agreements and Sale-Buybacks	S-36

Securities Lending	S-37

Short Sales	S-37

Sovereign Debt	S-38

Structured Securities	S-38

Swaps, Caps, Floors, Collars and Swaptions	S-39

U.S. Government Securities	S-40

Variable and Floating Rate Instruments	S-41

When-Issued and Delayed Delivery Securities	S-41

Yankee Obligations	S-42

Zero Coupon Securities	S-42

INVESTMENT LIMITATIONS	S-43

THE ADMINISTRATOR AND TRANSFER AGENT	S-50

THE ADVISER AND THE SUB-ADVISERS	S-51

DISTRIBUTION AND SHAREHOLDER SERVICING	S-130

TRUSTEES AND OFFICERS OF THE TRUST	S-132

PROXY VOTING POLICIES AND PROCEDURES	S-136

PURCHASE AND REDEMPTION OF SHARES	S-137

TAXES	S-138

FUND PORTFOLIO TRANSACTIONS	S-141

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	S-150

DESCRIPTION OF SHARES	S-150

LIMITATION OF TRUSTEES' LIABILITY	S-151

CODES OF ETHICS	S-151

VOTING	S-151

SHAREHOLDER LIABILITY	S-151

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	S-152

MASTER/FEEDER OPTION	S-157

CUSTODIANS	S-157

EXPERTS	S-157

LEGAL COUNSEL	S-157

APPENDIX A—DESCRIPTION OF RATINGS	A-1

September 30, 2007

THE TRUST

SEI Institutional Investments Trust (the "Trust") is an open-end management investment company that has diversified and non-diversified funds. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated March 1, 1995. The Declaration of Trust permits the Trust to offer separate series ("funds") of units of beneficial interest ("shares") and different classes of shares. At this time shareholders may purchase Class A shares of the Funds only. Each share of each fund represents an equal proportionate interest in that fund with each other share of that fund.

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described in this Statement of Additional Information, certain companies provide essential management services to the Trust. All consideration received by the Trust for shares of any fund, and all assets of such fund, belong to that fund and would be subject to the liabilities related thereto. The Trust pays its expenses, including the fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organizational expenses.

This Statement of Additional Information relates to the following funds: Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Small Cap, Small/Mid Cap Equity, International Equity, World Equity Ex-US, Emerging Markets Equity, Global Equity, Global Managed Volatility, Enhanced Income, Core Fixed Income, High Yield Bond, Long Duration, Extended Duration, Emerging Markets Debt and Real Return Plus Funds (each a "Fund" and, together, the "Funds").

The Large Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Large Cap Index Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Frank Russell Company's publication of the Russell Indexes in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEXES OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

INVESTMENT OBJECTIVES AND POLICIES

LARGE CAP FUND—The Large Cap Fund seeks to provide long-term growth of capital and income.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of large companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations of more than $1 billion at the time of purchase. These securities may include common stocks, preferred stocks, warrants and derivative instruments whose value is based on an underlying equity security or basket of equity securities. Any remaining assets may be invested in investment grade fixed income securities (i.e., rated in one of the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO") at the time of investment, or determined by a Sub-Adviser to be of equivalent quality), including variable and floating rate securities, or in equity securities of smaller companies that the Fund's Sub-Advisers believe are appropriate in light of the Fund's objective. The Fund may also purchase illiquid securities, shares of other investment companies and real estate investment trusts ("REITs"), when-issued and delayed-delivery securities and zero coupon obligations. The Fund may also borrow money and lend its securities to qualified borrowers. In addition, the Fund may invest in securities and use any of the investment strategies and techniques included in the section entitled "Description of Permitted Investments and Risk Factors" except as described therein.

The Fund may purchase shares of exchange-traded funds ("ETFs") to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the Securities and Exchange Commission (the "SEC"), the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the Investment Company Act of 1940, as amended (the "1940 Act"), provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

LARGE CAP DIVERSIFIED ALPHA FUND—The investment objective of the Large Cap Diversified Alpha Fund is capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Large Cap Diversified Alpha Fund will invest at least 80% of its net assets in equity securities of large companies or in portfolio strategies composed of derivative instruments correlated to large cap equity securities and backed by other types of securities. For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the S&P 500 Composite Stock Price Index between $1.6 billion and $475.5 billion as of August 31, 2007.

When investing directly in equity securities of large cap companies, such securities may include common stocks, preferred stocks or warrants. Sub-Advisers investing directly in equity securities may employ various strategies to seek to achieve excess returns. For example, certain Sub-Advisers may employ a long-only strategy, while other Sub-Advisers may also employ short sales. Sub-Advisers that engage in short sales may only do so in an amount up to 30% (measured at the time of investment) of the value of the portion of the Fund managed by that Sub-Adviser. When a Sub-Adviser sells securities short, it may use the proceeds from the sale to purchase long positions in additional equity securities. Short strategies may be used for both hedging and non-hedging purposes. The Fund may also invest in ETFs based on a large cap index.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of large cap equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The managers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform a large cap benchmark by purchasing derivatives correlated to a broad large cap index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than large cap equities. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below investment grade (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

In addition, the Fund may invest in securities and use investment strategies and techniques included in the section entitled "Description of Permitted Investments and Risk Factors."

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

LARGE CAP DISCIPLINED EQUITY FUND—The Large Cap Disciplined Equity Fund seeks to provide capital appreciation.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of large companies. These securities may include common stocks, preferred stocks, warrants, ETFs based on a large cap equity index and derivative instruments whose value is based on an underlying equity security or basket of equity securities. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the S&P 500 Composite Stock Price Index (the "S&P 500 Index") (between $1.6 billion and $475.5 billion as of August 31, 2007). The Fund may also engage in short sales and derivative strategies. The Fund seeks to exceed the total return of the S&P 500 Index, with a similar level of volatility, by investing primarily in a portfolio of common stocks included in the S&P 500 Index, as well as other equity securities and derivative instruments whose value is derived from the performance of the S&P 500 Index. In addition, the Fund may invest in securities and use any of the investment strategies and techniques included in the section entitled "Description of Permitted Investments and Risk Factors" except as described therein.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of large cap equity securities, but which are composed of derivative instruments backed by other types of securities. The Sub-Advisers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform a large cap benchmark by purchasing derivatives correlated to a broad large cap index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than large cap equities. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign, including emerging market, corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below investment grade (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund has described ETF investments in its Prospectus and otherwise complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

LARGE CAP INDEX FUND—The Large Cap Index Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization ("Russell 1000 Companies").

The Fund will invest substantially all of its assets in securities that are included in the Russell 1000 Index, which is comprised of securities of the 1,000 largest U.S. companies (mostly common stocks). Accordingly, an investment in shares of the Fund involves risks similar to those of investing in a portfolio consisting of the common stocks and other securities of some or all of the companies included in the Russell 1000 Index.

The Fund purchases a basket of securities that includes a representative sample of the companies included in the Russell 1000 Index instead of allocating all of the Fund's assets among all of the common stocks, or in the same weightings as the Russell 1000 Index. The Fund's ability to duplicate the performance of the Russell 1000 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. Adjustments made to accommodate cash flows will track the Russell 1000 Index to the maximum extent possible, and may result in brokerage expenses for the Fund. Over time, the correlation between the performance of the Fund and the Russell 1000 Index is expected to be over 0.95, before fees and expenses, in falling as well as rising markets. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increased or decreased in exact proportion to changes in the Russell 1000 Index. The Fund does not seek to "beat" the markets it tracks and does not seek temporary defensive positions when markets appear overvalued.

The Fund's investment Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analyses). The adverse financial situation of a company usually will not result in the elimination of a security from the Fund. However, an investment may be removed from the Fund if, in the judgment of the Fund's Sub-Adviser, extraordinary events or adverse financial conditions have substantially impaired the merit of the investment. Furthermore, administrative adjustments may be made in the Fund from time to time because of mergers, changes in the composition of the Russell 1000 Index and similar reasons. In certain circumstances, the Fund's Sub-Adviser may exercise discretion in determining whether to exercise warrants or rights issued in respect to Fund securities or whether to tender Fund securities pursuant to a tender or exchange offer or in similar situations.

The Fund may enter into stock index futures contracts to maintain adequate liquidity to meet its redemption demands while maximizing the level of the Fund's assets which are tracking the performance of the Russell 1000 Index, provided that the value of these contracts does not exceed 20% of the Fund's net assets. The Fund also can sell such futures contracts in order to close out a previously established position. The Fund will not enter into any stock index futures contract for the purpose of speculation, and will only enter into contracts traded on national securities exchanges with standardized maturity dates.

The Fund may invest cash reserves in securities issued by the U.S. Government, its agencies or instrumentalities, bankers' acceptances, commercial paper rated at least BBB- by S&P and/or Baa3 by Moody's, certificates of deposit and repurchase agreements involving such obligations. Such investments will not be used for defensive purposes and it is expected that cash reserve items would normally be less than 10% of the Fund's net assets. The Fund may also borrow money, enter into swap transactions, invest in illiquid securities, when-issued and delayed-delivery securities, shares of REITs, and shares of other investment companies and lend its securities to qualified borrowers.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

SMALL CAP FUND—The investment objective of the Small Cap Fund is capital appreciation.

Under normal circumstances, the Fund will invest at least 80% of its net assets in the equity securities of small companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2000 Index or the S&P SmallCap 600 Index. The market capitalization range and the composition of both the Russell 2000 Index and the S&P SmallCap 600 Index are subject to change. Any remaining assets may be invested in investment grade fixed income securities (i.e., rated in one of the four highest rating categories by an NRSRO at the time of investment, or determined by a Sub-Adviser to be of equivalent quality), including variable and floating rate securities, or in equity securities of larger companies that the Fund's Sub-Advisers believe are appropriate in light of the Fund's objective. The Fund may also purchase illiquid securities, shares of other investment companies and REITs, when-issued and delayed-delivery securities and zero coupon obligations. The Fund may also borrow money and lend its securities to qualified borrowers.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

SMALL/MID CAP EQUITY FUND—The Small/Mid Cap Equity Fund seeks to provide long-term capital appreciation.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of small and medium sized companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2500 Index (between $27 million and $8.4 billion as of August 31, 2007). In addition, the Fund may invest in securities and use any of the investment strategies and techniques included in the section entitled "Description of Permitted Investments and Risk Factors" except as described therein.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund has described ETF investments in its Prospectus and otherwise complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

INTERNATIONAL EQUITY FUND—The International Equity Fund seeks to provide long-term capital appreciation.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities. These securities may include common stocks, preferred stocks, warrants, ETFs based on an international equity index and derivative instruments whose value is based on an underlying equity security or basket of equity securities. The Fund will invest in securities of issuers of all capitalization ranges located in at least three countries other than the United States. The Fund primarily invests in companies located in developed countries, but may also invest in companies located in emerging market countries. Any remaining assets will be invested in U.S. or non-U.S. cash reserves and money market instruments, as well as variable and floating rate securities. The Fund uses a multi-manager approach under the general supervision of the Fund's investment adviser, allocating the assets among multiple Sub-Advisers that use different investment strategies. This allocation among investment strategies aims to diversify the sources from which certain Sub-Advisers seek to achieve returns in excess of the Fund's benchmark (i.e., "alpha"). While the Fund is expected to have an absolute return and risk profile similar to the broad international equity market, returns may be derived in part from investing significant portions of the Fund in securities other than equity securities, as described below.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of international equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The Sub-Advisers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform an international equity benchmark by purchasing derivatives correlated to a broad international equity index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than international equities. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below investment grade (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time. The Sub-Advisers seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers buy and sell securities (i.e., take long or short positions) using futures, foreign currency forward contracts and other derivatives. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency.

The Fund may also purchase equity-linked warrants, illiquid securities, shares of other investment companies, obligations of supranational entities, when-issued and delayed-delivery securities and zero coupon obligations. The Fund may also borrow money, enter into forward foreign currency and swap contracts and lend its securities to qualified borrowers.

Securities of non-U.S. issuers purchased by the Fund may be purchased on exchanges in foreign markets, on U.S. registered exchanges or the domestic or foreign over-the-counter markets. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

WORLD EQUITY EX-US FUND—The World Equity Ex-US Fund seeks to provide capital appreciation.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of foreign companies. These securities may include common stocks, preferred stocks, warrants, ETFs based on an international equity index and derivative instruments whose value is based on an international equity index as well as derivative instruments whose value is based on an underlying equity security or basket of equity securities. The Fund will invest in securities of foreign issuers located in developed and emerging market countries. The Fund will not invest more than 30% of its assets in the common stocks or other equity securities of issuers in emerging market countries. The Fund uses a multi-manager approach under the general supervision of the Fund's investment adviser, allocating the assets among multiple Sub-Advisers that use different investment strategies. This allocation among investment strategies aims to diversify the sources from which certain Sub-Advisers seek to achieve returns in excess of the Fund's benchmark (i.e., "alpha"). While the Fund is expected to have an absolute return and risk profile similar to the broad international equity market, returns may be derived in part from investing significant portions of the Fund in securities other than equity securities, as described below.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of international equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The Sub-Advisers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform an international equity benchmark by purchasing derivatives correlated to a broad international equity index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than international equities. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below investment grade (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time. The Sub-Advisers seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers buy and sell securities (i.e., take long or short positions) using futures, foreign currency forward contracts and other derivatives. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

In addition, the Fund may invest in securities and use investment strategies and techniques included in the section entitled "Description of Permitted Investments and Risk Factors" except as described therein.

EMERGING MARKETS EQUITY FUND—The Emerging Markets Equity Fund seeks to provide capital appreciation.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of emerging market issuers. The Fund will invest primarily in common stocks and other equity securities of foreign companies located in emerging market countries. The Fund normally maintains investments in at least six emerging market countries, and does not invest more than 35% of its total assets in any one emerging market country. The Fund defines an emerging market country as any country the economy and market of which the World Bank or the United Nations considers to be emerging or developing. The Fund's Sub-Advisers consider emerging market issuers to include companies the securities of which are principally traded in the capital markets of emerging market countries; that derive at least 50% of their total revenue from either goods produced, sales made or services rendered in emerging market countries, regardless of where the securities of such companies are principally traded; or that are organized under the laws of and have a principal office in an emerging market country.

The Fund may invest any remaining assets in equity-linked warrants, investment grade fixed income securities (i.e., rated in one of the four highest rating categories by an NRSRO at the time of investment, or determined by a Sub-Adviser to be of equivalent quality), including variable and floating rate securities, of emerging market governments and companies, and may invest up to 5% of its total assets in securities that are rated below investment grade, and may invest in securities lower than "C" by Moody's or "D" by S&P. Bonds rated below investment grade are often referred to as "junk bonds". Such securities involve greater risk of default or price volatility than investment grade securities. Certain securities issued by governments of emerging market countries are or may be eligible for conversion into investments in emerging market companies under debt conversion programs sponsored by such governments.

When in the Fund's Sub-Advisers' opinion there is an insufficient supply of suitable securities from emerging market issuers, the Fund may invest up to 20% of its total assets in the equity securities of non-emerging market companies contained in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. These companies typically have larger average market capitalizations than the emerging market companies in which the Fund generally invests.

Securities of non-U.S. issuers purchased by the Fund may be purchased on exchanges in foreign markets, on U.S. registered exchanges or the domestic or foreign over-the-counter markets, and may be purchased in initial public offerings. The Fund may also purchase illiquid securities, including "special situation" securities, shares of other investment companies, obligations of supranational entities, when-issued and delayed-delivery securities and zero coupon obligations. The Fund may also borrow money, enter into forward foreign currency transactions, enter into swap transactions, including caps, collars, floors, total return swaps and swaptions and lend its securities to qualified borrowers.

The Fund's Sub-Advisers believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, "special situations") could enhance the Fund's capital appreciation potential. Investments in special situations may be illiquid, as determined by the Fund's Sub-Advisers based on criteria approved by the Board of Trustees. To the extent these investments are deemed illiquid, the Fund's investment in them will be consistent with its 15% restriction on investment in illiquid securities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

GLOBAL EQUITY FUND—The Global Equity Fund seeks to provide capital appreciation.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities. These securities may include common stocks, preferred stocks, warrants, equity options and related equity based derivative instruments. The Fund will invest primarily in common stocks and other equity securities of issuers located in developed market countries, including the United States. The Fund may also invest, to a limited extent, in securities of issuers located in emerging market countries. The Fund will not invest more than 15% of its assets in the common stock or other securities of issuers located in emerging market countries.

In addition, the Fund may invest in securities and use investment strategies and techniques included in the section entitled "Description of Permitted Investments and Risk Factors."

GLOBAL MANAGED VOLATILITY FUND—The Global Managed Volatility Fund seeks to provide capital appreciation with less volatility than the broad global equity markets. There can be no assurance that the Fund will achieve its investment objective.

The Global Managed Volatility Fund may invest in securities of U.S. and foreign companies of all capitalization ranges. These securities may include common stocks, preferred stocks, warrants and equity options. The Fund also may invest in options on futures and swap agreements and engage in short sales. The Fund may invest in futures to hedge currency risk as well as for cash equitization purposes.

The Fund seeks to achieve lower volatility by constructing a portfolio of securities that effectively weighs securities based on their total expected risk and return, without regard to market capitalization and industry. The sub-advisers may engage in short sales in an amount up to 30% of the Fund's value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the sub-advisers sell securities short they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

In managing the Fund's currency exposure for foreign securities, the sub-advisers may buy and sell currencies for hedging purposes.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

In addition, the Fund may invest in securities and use investment strategies and techniques included in the section entitled "Description of Permitted Investments and Risk Factors."

ENHANCED INCOME FUND—The Enhanced Income Fund seeks to provide higher current income while maintaining a high degree of liquidity and a correspondingly high risk of principal volatility. There can be no assurance that the Fund will achieve its investment objective. Under normal circumstances, the Fund will invest at least 65% of its net assets in fixed income securities. The Fund will invest primarily in investment and non-investment grade U.S. and foreign corporate and Government fixed income securities, including mortgage-backed securities. U.S. and foreign, including emerging market and fixed income securities in which the Fund may invest consist of: (i) corporate bonds, bank loans and debentures, (ii) obligations issued by the U.S. Government, its agencies and instrumentalities, or a foreign government, (iii) receipts involving U.S. Treasury obligations, (iv) mortgage-backed securities, (v) asset-backed securities, (vi) zero coupon, pay-in-kind or deferred payment securities, and (vii) securities issued on a when-issued and a delayed-delivery basis, including TBA mortgage-backed securities. Such securities may be denominated in either U.S. dollars or foreign currency.

Any remaining assets may be invested in: (i) interest-only and principal-only components of mortgage-backed securities, (ii) mortgage dollar rolls, (iii) warrants, (iv) money market securities, and (v) reverse repurchase agreements and sale buybacks. In addition, the Fund will utilize derivatives and may purchase or write options, futures (including futures on U.S. Treasury obligations and Eurodollar instruments) and options on futures, foreign currency contracts and enter into swap transactions, including caps, collars, floors and swaptions. The sub-adviser may engage in currency transactions using futures, foreign currency forward contracts and other derivatives either to seek to hedge the Fund's currency exposure or to enhance the Fund's returns. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Funds do not own assets denominated in that currency. A substantial portion of the Fund may be invested in derivatives as the Fund's currency exposure, which will equal up to 20% of the Fund's assets, will be achieved through currency forwards and the balance of the Fund will actively invest in derivatives.

The Fund may invest in variable or floating rate securities and when-issued securities. In addition, the Fund may invest up to 15% of its net assets in illiquid securities. Under normal conditions, the Fund's duration will range from zero to two years.

The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans ("participations") and assignments of all or a portion of the loans from third parties ("assignments").

The Fund may also borrow money, invest in illiquid securities and shares of other investment companies, and lend its securities to qualified borrowers.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

CORE FIXED INCOME FUND—The investment objective of the Core Fixed Income Fund is current income consistent with the preservation of capital.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities. The Fund will invest primarily in investment grade U.S. corporate and government fixed income securities, including mortgage-backed securities. The Fund may acquire all types of fixed income securities issued by domestic and foreign private and governmental issuers, including mortgage-backed and asset-backed securities and variable and floating rate securities. The Fund may invest not only in traditional fixed income securities, such as bonds and debentures, but in structured securities that make interest and principal payments based upon the performance of specified assets or indices. Structured securities include mortgage-backed securities, such as pass-through certificates, collateralized mortgage obligations and interest and principal only components of mortgage-backed securities. The Fund may also invest in mortgage dollar roll transactions, construction loans, Yankee obligations, illiquid securities, shares of other investment companies, obligations of supranational agencies, swaps, including caps, floors, collars and swaptions, warrants, when-issued and delayed-delivery securities, zero coupon obligations and enter into futures and foreign currency contracts. The Fund may also borrow money and lend its securities to qualified borrowers. The Fund may also invest up to 5% of its assets in non-investment grade U.S. and foreign securities, non-U.S. dollar-denominated and foreign debt securities, or non-U.S. currency.

While each Sub-Adviser chooses securities of different types and maturities, the Fund, in the aggregate, generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market as represented by the Lehman Brothers Aggregate Bond Index. The dollar-weighted average duration of the Lehman Brothers Aggregate Bond Index varies significantly over time, but as of August 31, 2007 it was 4.6 years.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

HIGH YIELD BOND FUND—The High Yield Bond Fund seeks to maximize total return.

Under normal circumstances, the Fund will invest at least 80% of its net assets in high yield fixed income securities. The Fund will invest primarily in fixed income securities rated below investment grade (junk bonds), including corporate bonds and debentures, convertible and preferred securities, and zero coupon obligations. In managing the Fund's assets, the Sub-Advisers and, to a limited extent, the Fund's investment adviser select securities that offer a high current yield as well as total return potential. The Fund may acquire all types of fixed income securities issued by domestic and foreign private and governmental issuers, including mortgage-backed and asset-backed securities, and variable and floating rate securities. Any remaining assets may be invested in equity, investment grade fixed income and money market securities that the Sub-Advisers believe are appropriate in light of the Fund's objective.

"Junk bonds" generally entail increased credit and market risk. These securities may have predominantly speculative characteristics or may be in default. See "Lower Rated Securities" in "Description of Permitted Investments and Risk Factors" for additional information about "lower rated securities" or "junk bonds." The achievement of the Fund's investment objective may be more dependent on the Sub-Advisers' own credit analysis than would be the case if the Fund invested in higher rated securities. The Fund's Sub-Advisers will consider ratings, but will perform their own analyses and will not rely principally on ratings. The Fund's Sub-Advisers will consider, among other things, the price of the security and the financial history and condition, the prospects and the management of an issuer in selecting securities for the Fund. There is no limit on the maturity or on the credit quality of any security. The Fund's average weighted maturity may vary, and will generally not exceed ten years.

The Fund may also invest in Yankee obligations, illiquid securities, shares of other investment companies and REITs, warrants, when-issued and delayed-delivery securities, zero coupon obligations, collateralized debt obligations, collateralized loan obligations, pay-in-kind and deferred payment securities. The Fund may also borrow money, enter into forward foreign currency contracts, enter into swap transactions, including caps, collars, floors, credit default swaps and swaptions and lend its securities to qualified borrowers.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

LONG DURATION FUND—The Long Duration Fund seeks to provide investors with return characteristics similar to those of high-quality corporate bonds, with a duration range of 10-13 years.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities and synthetic instruments or derivatives having economic characteristics similar to fixed income securities. The Fund invests in a broad array of high quality fixed income instruments, including securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, asset-backed securities, mortgage-backed securities and collateralized mortgage-backed securities. The Fund will invest substantially in derivative securities, including interest rate swap agreements and treasury futures contracts, for the purpose of managing the overall duration of the Fund's portfolio of fixed income securities. The Fund will not invest in derivative securities for speculative purposes. In addition, the Fund may invest in securities and use investment strategies and techniques included in the section entitled "Description of Permitted Investments and Risk Factors."

The Fund will invest primarily in fixed income securities rated in one of the three highest rating categories by a major rating agency, or determined by the Sub-Adviser to be of equivalent quality and, to a more limited extent, in fixed income securities rated in the fourth highest rating category by an NRSRO, or determined by the Sub-Adviser to be of equivalent quality. The Fund is expected to maintain a dollar-weighted average duration between ten and thirteen years.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

EXTENDED DURATION FUND—The Extended Duration Fund seeks to provide investors with return characteristics similar to those of high-quality corporate bonds, with a duration range of 23-26 years.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities and synthetic instruments or derivatives having economic characteristics similar to fixed income securities. The Fund invests in a broad array of high quality fixed income instruments, including securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, asset-backed securities, mortgage-backed securities and collateralized mortgage-backed securities. The Fund will invest substantially in derivative securities, including interest rate swap agreements and treasury futures contracts, for the purpose of managing the overall duration of the Fund's portfolio of fixed income securities. The Fund will not invest in derivative securities for speculative purposes. In addition, the Fund may invest in securities and use investment strategies and techniques included in the section entitled "Description of Permitted Investments and Risk Factors."

The Fund will invest primarily in fixed income securities rated in one of the three highest rating categories by a major rating agency, or determined by the Sub-Adviser to be of equivalent quality and, to a more limited extent, in fixed income securities rated in the fourth highest rating category by an NRSRO, or determined by the Sub-Adviser to be of equivalent quality. The Fund is expected to maintain a dollar-weighted average duration between twenty-three and twenty-six years.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

EMERGING MARKETS DEBT FUND—The investment objective of the Emerging Markets Debt Fund is to maximize total return. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities of emerging market issuers. The Fund will invest primarily in U.S. dollar-denominated debt securities of government, government-related and corporate issuers in emerging market countries, as well as entities organized to restructure the outstanding debt of such issuers. The Fund defines an emerging market country as any country the economy and market of which the World Bank or the United Nations considers to be emerging or developing. The Fund's investment adviser and Sub-Advisers consider emerging market issuers to be: companies the securities of which are principally traded in the capital markets of emerging market countries; companies that derive at least 50% of their total revenue from either goods produced or services rendered in emerging market countries, regardless of where the securities of such companies are principally traded; companies that are organized under the laws of and have a principal office in an emerging market country; or government issuers located in an emerging market country.

Fixed income securities of emerging market issuers in which the Fund may invest are U.S. dollar-denominated and non-U.S. dollar-denominated corporate and government debt securities, including bonds, notes, bills, debentures, convertible securities, warrants, bank debt obligations, short-term paper, mortgage and other asset-backed securities, preferred stock, loan participations and assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging market issuers. The Fund may invest in Brady Bonds, which are debt securities issued by debtor nations to restructure their outstanding external indebtedness, and which comprise a significant portion of the emerging debt market.

The Fund's investments in high yield government, government-related and restructured debt securities will consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participations in loans between governments and financial institutions); (ii) debt securities or obligations issued by government-owned, controlled or sponsored entities located in emerging market countries (including participations in loans between governments and financial institutions); and (iii) interests in structured securities of issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above (collectively, "High Yield Foreign Sovereign Debt Securities"). Even though many of these securities are issued by governmental issuers, they may still be considered "junk bonds" on account of the governmental issuer's poor credit rating. The Fund may also purchase investment grade obligations of the foregoing governmental issuers.

The Fund's investments in debt securities of corporate issuers in emerging market countries may include high yield or investment grade debt securities or other obligations issued by: (i) banks located in emerging market countries or by branches of emerging market country banks located in other emerging market countries; or (ii) companies organized under the laws of an emerging market country.

The Fund expects to be fully invested in the primary investments described above, but may invest up to 10% of its total assets in: common stock; convertible securities; warrants; or other equity securities, when consistent with the Fund's objective. The Fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed income securities. The Fund may also enter into repurchase agreements and reverse repurchase agreements, may purchase when-issued and delayed-delivery securities, lend portfolio securities to qualified borrowers and invest in shares of other investment companies.

The Fund may purchase restricted securities and may invest up to 15% of the value of its net assets in illiquid securities. The Fund may invest in options and futures for hedging purposes, and may enter into swaps or related transactions. The Fund may invest in receipts, zero coupon securities, pay-in-kind bonds, Eurobonds, dollar rolls, and deferred payment securities.

There is no minimum rating standard for the Fund's securities and the Fund's securities will generally be in the lower or lowest rating categories (including those below investment grade, commonly referred to as "junk bonds". Information about "junk bonds" is provided under "Fixed Income Securities." There is no limit on the percentage of the Fund's assets that may be invested in non-U.S. dollar-denominated securities. However, it is expected that the majority of the Fund's assets will be denominated in U.S. dollars.

There are no restrictions on the Fund's average portfolio maturity, or on the maturity of any specific security. Maturities may vary widely depending on the Fund's investment adviser or a Sub-Advisers' assessment of interest rate trends and other economic and market factors. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by the Fund.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

For temporary defensive purposes, when the Fund's investment adviser or a Sub-Adviser determines that market conditions warrant, the Fund may invest up to 100% of its assets in U.S. dollar-denominated fixed income securities or debt obligations and the following domestic and foreign money market instruments: government obligations; certificates of deposit; bankers' acceptances; time deposits; commercial paper; short-term corporate debt issues and repurchase agreements; and may hold a portion of its assets in cash. In addition, the Fund may invest in the foregoing instruments and hold cash for liquidity purposes.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

REAL RETURN PLUS FUND—The Real Return Plus Fund seeks to provide a total return that exceeds the rate of inflation in the U.S. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest a significant portion of its assets in fixed income securities, including inflation-indexed bonds of varying maturities issued by the U.S. Treasury, other U.S. government agencies and instrumentalities, and non-government entities such as corporations. An inflation-indexed bond is a bond that is structured so that its principal value will change with inflation. Treasury Inflation-Protected Securities, or "TIPS," are a type of inflation-indexed bond in which the Fund may invest. The Fund may also use derivative instruments that provide an inflation-adjusted return. A derivative instrument is a financial contract whose value depends on, or is derived from, an underlying asset, rate or index. The Fund may also invest in: (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) obligations of foreign governments; (iii) U.S. and foreign corporate debt securities, including commercial paper, and fully-collateralized repurchase agreements with highly rated counterparties; and (iv) securitized issues such as mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and collateralized debt obligations. Portions of the Fund will be invested in U.S. Government inflation-indexed bonds or various derivative instruments with the purpose of hedging inflation.

The Fund may also invest in other types of inflation-sensitive securities, such as real estate investment trusts ("REITS"). A portion of the Fund's assets may also be invested in commodity-linked securities to provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodity-linked securities include notes with interest payments that are tied to an underlying commodity or commodity index, or other types of investment vehicles or instruments that provide returns that are tied to commodity or commodities indices.

In an attempt to enhance return, the Fund may employ an "alpha overlay" strategy that is backed by the above mentioned securities. The overlay strategy may be invested in instruments across domestic and international equity, fixed-income and currency markets. This strategy may use a wide range of derivative instruments (or direct investments) to allocate exposure among asset classes, countries and currencies. The Fund may allocate investments without limit to any one of the equity, bond and currency asset classes.

The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans ("participations") and assignments of all or a portion of the loans from third parties ("assignments"). The Fund may invest in derivatives, such as futures contracts, options, forward contracts and swaps, either for risk management purposes or as part of its investment strategies. The Fund may also invest in other financial instruments or use other investment techniques (such as reverse repurchase agreements) to seek to obtain market exposure to the securities in which the Fund primarily invests.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

In addition, the Fund may invest in securities and use investment strategies and techniques included in the section entitled "Description of Permitted Investments and Risk Factors."

There can be no assurance that the Funds will achieve their respective investment objectives.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices discussed in the Funds' "Investment Objectives and Policies" section and the associated risk factors. A Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of the Fund's investment adviser, SEI Investments Management Corporation ("SIMC" or the "Adviser"), or one of the Fund's sub-advisers (each a "Sub-Adviser" and, together, the "Sub-Advisers"), as applicable, such investment will be advantageous to the Fund. A Fund is free to reduce or eliminate its activity in any of these areas. SIMC or a Sub-Adviser, as applicable, will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with and permitted by a Fund's stated investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund's objectives.

AMERICAN DEPOSITARY RECEIPTS—American Depositary Receipts ("ADRs"), as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

ASSET-BACKED SECURITIES—Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Other asset-backed securities may be created in the future. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations. Asset-backed securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder. There may be a limited secondary market for such securities.

Collateralized Debt Obligations.  Collateralized debt obligations ("CDOs") are securitized interests in pools of non-mortgage assets. Such assets usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation (CLO) if it holds only loans. Multiple levels of securities are issued by the CDO, offering various maturity and credit risk characteristics which are characterized according to their degree of credit risk. Purchasers in CDOs are credited with their portion of the scheduled payments of interest and principal on the underlying assets plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CDOs in the longer maturity series are less likely than other asset pass-throughs to be prepaid prior to their stated maturity.

COMMERCIAL PAPER—Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days up to 270 days.

CONSTRUCTION LOANS—In general, construction loans are mortgages on multifamily homes that are insured by the Federal Housing Administration ("FHA") under various federal programs of the National Housing Act of 1934 and its amendments. Several FHA programs have evolved to ensure the construction financing and permanent mortgage financing on multifamily residences, nursing homes, elderly residential facilities, and health care units. Project loans typically trade in two forms: either as FHA-insured or Government National Mortgage Association ("GNMA") insured pass-through securities. In this case, a qualified issuer issues the pass-through securities while holding the underlying mortgage loans as collateral. Regardless of form, all projects are government-guaranteed by the U.S. Department of Housing and Urban Development ("HUD") through the FHA insurance fund. The credit backing of all FHA and GNMA projects derives from the FHA insurance fund, so projects issued in either form enjoy the full faith and credit backing of the U.S. Government.

Most project pools consist of one large mortgage loan rather than numerous smaller mortgages, as is typically the case with agency single-family mortgage securities. As such, prepayments on projects are driven by the incentives most mortgagors have to refinance, and are very project-specific in nature. However, to qualify for certain government programs, many project securities contain specific prepayment restrictions and penalties.

Under multifamily insurance programs, the government insures the construction financing of projects as well as the permanent mortgage financing on the completed structures. This is unlike the single-family mortgage market, in which the government only insures mortgages on completed homes. Investors purchase new projects by committing to fund construction costs on a monthly basis until the project is built. Upon project completion, an investor's construction loan commitments are converted into a proportionate share of the final permanent project mortgage loan. The construction financing portion of a project trades in the secondary market as an insured Construction Loan Certificate ("CLC"). When the project is completed, the investor exchanges all the monthly CLCs for an insured Permanent Loan Certificate ("PLC"). The PLC is an insured pass-through security backed by the final mortgage on the completed property. As such, PLCs typically have a thirty-five to forty year maturity, depending on the type of final project. There are vastly more PLCs than CLCs in the market, owing to the long economic lives of the project structures. While neither CLCs or PLCs are as liquid as agency single-family mortgage securities, both are traded on the secondary market and would generally not be considered illiquid. The benefit to owning these securities is a relatively high yield combined with significant prepayment protection, which generally makes these types of securities more attractive when prepayments are expected to be high in the mortgage market. CLCs typically offer a higher yield due to the fact that they are somewhat more administratively burdensome to account for.

EQUITY-LINKED WARRANTS—Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar-denominated and priced daily on several international stock exchanges.

There are risks associated with equity-linked warrants. The investor will bear the full counterparty risk to the issuing broker (but SIMC or a Sub-Adviser, as applicable, select to mitigate this risk by only purchasing from issuers with high credit ratings). They also have a longer settlement period because they go through the same registration process as the underlying shares (about three weeks) and during this time the shares cannot be sold. There is currently no active trading market for equity-linked warrants. Certain issuers of such warrants may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in such warrants may be limited by certain investment restrictions contained in the 1940 Act.

EQUITY SECURITIES—Equity securities represent ownership interests in a company and include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks, which may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate. The Funds purchase and sell equity securities in various ways, including securities listed on recognized foreign exchanges, traded in the United States on registered exchanges or in the over-the-counter market. Equity securities are described in more detail below:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are likely to be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

EUROBONDS—The Emerging Markets Debt fund may purchase Eurobonds. A Eurobond is a fixed income security denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars and U.S. dollars held in banks outside of the United States, they may pay principal and interest in other currencies.

FIXED INCOME SECURITIES—Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations. The market value of the fixed income securities in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect a Fund's net asset value.

Additional information regarding fixed income securities is described below:

Duration. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

Investment Grade Fixed Income Securities. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by an NRSRO, or, if not rated, are determined to be of comparable quality by SIMC or a Fund's Sub-Adviser, as applicable. See "Appendix A—Description of Corporate Bond Ratings" for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk)

of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Investment grade fixed income securities rated in the fourth highest category lack outstanding investment characteristics, and have speculative characteristics as well. Securities rated Baa3 by Moody's or BBB- by S&P or higher are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated in the Baa category to have speculative characteristics. While issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories. In the event a security owned by a Fund is downgraded below investment grade, SIMC or the Sub-adviser, as applicable, will review the situation and take appropriate action with regard to the security, including the actions discussed below.

Lower Rated Securities. Lower rated bonds or non-investment grade bonds are commonly referred to as "junk bonds" or high yield/high-risk securities. Lower rated securities are defined as securities rated below the fourth highest rating category by an NRSRO. Such obligations are speculative and may be in default.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities generally are not meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, SIMC or a Fund's Sub-Adviser, as applicable, could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were highly liquid. Furthermore, a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating such Fund's net asset value. Prices for high yield securities may also be affected by legislative and regulatory developments.

Lower rated or unrated fixed income obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

Sensitivity to Interest Rate and Economic Changes. Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

Payment Expectations. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value may decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may affect adversely a Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk bonds, especially in a thin market.

Taxes. A Fund may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

FOREIGN SECURITIES—Foreign securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization, or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuations in value due to changes in the exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

A Fund's investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to an emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

In addition to the risks of investing in emerging market country debt securities, a Fund's investment in government or government-related securities of emerging market countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. A Fund may have limited recourse in the event of default on such debt instruments.

FORWARD FOREIGN CURRENCY CONTRACTS—A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party's profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by "rolling" it over prior to the originally scheduled settlement date.

The Funds may use currency instruments as part of a hedging strategy, as described below.

Transaction Hedging. Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging. A Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency ("Position Hedging"). A Fund may use Position Hedging when an adviser reasonably believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change, as a consequence of the market, between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Cross Hedges. A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

Proxy Hedges. A Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies.

In addition to the hedging transactions described above, the International Equity, World Equity Ex-US and Enhanced Income Funds may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

A Fund (except the International Equity, Emerging Markets Debt, Enhanced Income, Core Fixed Income, World Equity Ex-US and Real Return Plus Funds) will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described above. The International Equity, World Equity Ex-US and Enhanced Income Funds may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency.

The Funds (except the Real Return Plus Fund) may engage in non-deliverable forward transactions. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, a Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

The Funds (except the Real Return Plus Fund) may invest in options on foreign currencies and futures. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the "premium," but cannot lose more than this amount, plus related transaction costs. Thus, where a Fund is a holder of option contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or "writer." If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer's position. Options on currencies may be purchased in the over-the-counter market between commercial entities dealing directly with each other as principals. In purchasing an over-the-counter currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

The International Equity, World Equity Ex-US, Enhanced Income and Global Managed Volatility Funds may invest in foreign currency futures contracts. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally, which are described elsewhere in this SAI. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation, which may subject a Fund to additional risk.

Risks. Currency transactions are subject to risks that are different from those of other portfolio transactions. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they may limit any potential gain which might result should the value of such currency increase. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures are relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. If the International Equity and World Equity Ex-US Funds enter into currency transactions when it does not own assets denominated in that currency, the Fund's volatility may increase and losses on such transactions will not be offset by increases in the value of the Fund's assets.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. If a Fund enters into a currency transaction, the Fund will "cover" its position as required by the 1940 Act.

FUTURES AND OPTIONS ON FUTURES—Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges regulated by the Commodities Futures Trading Commission ("CFTC"). Consistent with CFTC regulations, the Funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act. A Fund may use futures contracts and related options for either hedging purposes or risk management purposes, as permitted by its stated investment policies. Instances in which a Fund may use futures contracts and related options for risk management purposes include: attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position as required by the 1940 Act. A Fund may also "cover" its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may "cover" its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may also "cover" its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also "cover" its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may "cover" its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's use of futures contracts and options on futures, including the following: (1) the success of a hedging strategy may depend on SIMC or a Sub-Adviser's, as applicable, ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES—The Emerging Markets Debt Fund may purchase High Yield Foreign Sovereign Debt Securities. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

ILLIQUID SECURITIES—Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees (the "Board"). Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, SIMC or a Sub-Adviser, as applicable, determines the liquidity of a Fund's investments. In determining the liquidity of the Fund's investments, SIMC or a Sub-Adviser, as applicable, may consider various factors, including: (1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

INTERFUND LENDING AND BORROWING ARRANGEMENTS—The SEC has granted an exemption that permits the Funds to participate in an interfund lending program (the "Program") with all other funds advised by SIMC ("SEI Funds"). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Currently, the Program has not yet been implemented. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements ("Repo Rate"), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings ("Bank Loan Rate"). The Bank Loan Rate will be determined using a formula approved by the SEI Funds' Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

All interfund loans and borrowings must comply with the conditions set forth in the exemption, which are designed to ensure fair and equitable treatment of all participating funds. Each Fund's participation in the Program must be consistent with its investment policies and limitations, and is subject to certain percentage limitations. Upon implementation of the Program SIMC will administer the Program according to procedures approved by the SEI Funds' Board. In addition, the Program will be subject to oversight and periodic review by the Board of Trustees.

INVESTMENT COMPANIES—Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies, and REITs, represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

Federal securities laws limit the extent to which a Fund can invest in securities of other investment companies. Generally, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. The Trust and SIMC have obtained an order from the SEC that permits the Funds to invest their uninvested cash and cash collateral from securities lending activities in one or more affiliated investment companies, which complies with Rule 2a-7 under the 1940 Act, in excess of the limits of Section

12 of the 1940 Act. A Fund may invest in investment companies managed by SIMC or a Fund's Sub-Adviser to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder.

Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which an international and global fund can invest in the securities markets of those countries.

ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

LOAN PARTICIPATIONS AND ASSIGNMENTS—The Emerging Markets Debt, Real Return Plus, Global Managed Volatility, High Yield Bond and Enhanced Income Funds may purchase Loan Participations and Assignments. Loan participations are interests in loans to corporations or governments which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank, financial institution or syndicate member ("intermediary bank"). In a loan participation, the borrower will be deemed to be the issuer of the participation interest, except to the extent a Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying borrower. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying borrower fails to pay principal and interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Under the terms of a loan participation, a Fund may be regarded as a creditor of the intermediary bank, (rather than of the underlying borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

Loan assignments are investments in assignments of all or a portion of certain loans from third parties. When a Fund purchases assignments from lenders, it will acquire direct rights against the borrower on the loan. Since assignments are arranged through private negotiations between potential assignees and assignors, however, the rights and obligations acquired by the Fund may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be considered liquid, as determined by the Funds' advisers based on criteria approved by the Board.

MONEY MARKET SECURITIES—Money market securities include short-term U.S. Government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by an NRSRO, such as S&P or Moody's, or determined by SIMC or a Sub-Adviser, as applicable, to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. For a description of ratings, see Appendix A to this SAI.

MORTGAGE-BACKED SECURITIES—Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages. Mortgage-backed securities are described in more detail below:

Government Pass-Through Securities. These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). GNMA, Fannie Mae and Freddie Mac each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. In the past, Freddie Mac has only guaranteed the ultimate collection of principal of the underlying mortgage loan; however, Freddie Mac now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") that are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the U.S. Government. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Government. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-backed securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Mac is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not backed by the full faith and credit of the U.S. Government, and therefore are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors.

Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Private Pass-Through Securities. Private pass-through securities are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

Commercial Mortgage-Backed Securities ("CMBS"). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan of sale of the property.

CMOs. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody's. Many CMOs are issued with a number of classes or series which have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Adjustable Rate Mortgage Securities ("ARMS"). ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interests rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Parallel Pay Securities; PAC Bonds. Parallel pay CMOs and REMICS are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Pfandbriefe. A Pfandbriefe is a fixed-term, fixed-rate bond issued by a German mortgage bank or a public-sector bank to finance secured real estate loans or public sector loans. Although Pfandbriefe are collateralized securities, the issuer assumes all of the prepayment risk.

Estimated Average Life. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

MORTGAGE DOLLAR ROLLS—Mortgage "dollar rolls" or "covered rolls," are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on such securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, a Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the mortgage dollar roll transaction. As used herein the term "mortgage dollar roll" refers to mortgage dollar rolls that are not "covered rolls." If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid senior security concerns, a Fund will "cover" any mortgage dollar roll as required by the 1940 Act.

MUNICIPAL SECURITIES—The Large Cap Diversified Alpha, Real Return Plus, Global Managed Volatility and Enhanced Income Funds may purchase Municipal Securities. Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Additional information regarding municipal securities is described below:

Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, such as tolls from a toll bridge. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. A Fund may purchase private activity or industrial development bonds if, in the opinion of counsel for the issuers, the interest paid is exempt from Federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other categories. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal Leases. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a relatively new form of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

Municipal Notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes, and construction loan notes and participation interests in municipal notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

NON-DIVERSIFICATION—The Emerging Markets Debt Fund is a non-diversified investment company as defined in the 1940 Act, which means that a relatively high percentage of its assets may be invested in the obligations of a limited number of issuers. The value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Emerging Markets Debt Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which requires that the Fund be diversified (i.e., not invest more than 5% of its assets in the securities in any one issuer) as to 50% of its assets.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS—The Funds may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

Bankers' Acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Bank Notes. Bank notes are notes used to represent debt obligations issued by banks in large denominations.

Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid. Additional information about illiquid securities is provided under the section "Illiquid Securities."

Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities. Additional information about illiquid securities is provided under the section "Illiquid Securities."

OBLIGATIONS OF SUPRANATIONAL AGENCIES—Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Obligations of supranational entities may be purchased by the Core Fixed Income, Emerging Markets Equity, International Equity, World Equity Ex-US and Emerging Markets Debt Funds. Currently, each Fund intends to invest only in obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS—A Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered" as required by the 1940 Act.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices or securities must be "covered" as required by the 1940 Act.

Each Fund may trade put and call options on securities, securities indices and currencies, as SIMC or a Fund's Sub-Adviser, as applicable, determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations as set forth below. See "Investment Limitations."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write (i.e, sell) "covered" call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks. Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PAY-IN-KIND BONDS—The Enhanced Income, Global Managed Volatility and Real Return Plus Funds may invest in pay-in-kind bonds. Pay-in-kind bonds are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

PRIVATIZATIONS—Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

PUT TRANSACTIONS—All of the Funds may purchase securities at a price which would result in a yield to maturity lower than generally offered by the seller at the time of purchase when a Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. A Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions which the SIMC or a Fund's Sub-Adviser, as applicable, believes present minimum credit risks, and SIMC or a Fund's Sub-Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain fund liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to that particular Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

RECEIPTS—Receipts are interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), "Liquid Yield Option Notes" ("LYONs") and "Certificates of Accrual on Treasury Securities" ("CATS"). LYONS, TIGRs and CATS are interests in private proprietary accounts while TRs and Separately Traded Registered Interest and Principal Securities ("STRIPS") (see "U.S. Treasury Obligations") are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to regulated investment companies under Subchapter M of the Code. Because of these features, such securities may be subject to greater interest rate volatility than interest paying fixed income securities.

REITs—REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Code relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through the Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act. The Emerging Markets Debt Fund may not invest in REITs.

REPURCHASE AGREEMENTS—A repurchase agreement is an agreement in which one party sells securities to another party in return for cash, with an agreement to repurchase equivalent securities at an agreed price and on an agreed future date. A Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by SIMC or Sub-Adviser, as applicable. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement. SIMC or Sub-Adviser, as applicable, monitors compliance with this requirement, as well as the ongoing financial condition and creditworthiness of the counterparty. Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of SIMC or Sub-Adviser, as applicable, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS AND SALE-BUYBACKS—Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Fund. At the time the Fund enters into a reverse repurchase agreement, it will earmark or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by a Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

In a sale-buyback transaction, a Fund sells an underlying security for settlement at a later date. A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by earmarking or placing in a segregated account cash or liquid securities having a value equal to the amount of the Fund's forward commitment to repurchase the underlying security.

None of the Large Cap, Large Cap Index, Small/Mid Cap Equity, Small Cap, Emerging Markets Equity, Core Fixed Income, High Yield Bond and Global Equity Funds may enter into reverse repurchase agreements and engage in sale-buyback transactions.

SECURITIES LENDING—Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, Sub-Advisers or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign issuers, respectively. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES—Short sales may be used by a Fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A Fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short. Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short, and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise "cover" the Fund's short position as required by the 1940 Act.

The Large Cap Diversified Alpha and Global Managed Volatility Funds may engage in short sales in an amount up to 30% of the Fund's value (measured at the time of investment), and the Large Cap Disciplined Equity and Large Cap Funds may engage in short sales in an amount up to 20% of the Fund's value (measured at the time of the investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the Large Cap Disciplined Equity, Large Cap Diversified Alpha, Large Cap and Global Managed Volatility Funds sell securities short, they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Large Cap Disciplined Equity, Large Cap Diversified Alpha, Large Cap and Global Managed Volatility Funds having a leveraged investment portfolio, which results in greater potential for loss. Leverage can amplify the effects of market volatility on the Funds' share price and make the Funds' returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds' portfolio securities. The use of leverage may also cause the Large Cap Disciplined Equity, Large Cap Diversified Alpha, Large Cap and Global Managed Volatility Funds to liquidate portfolio positions when it would not be advantageous to do so or in order to satisfy its obligations.

SOVEREIGN DEBT—The Emerging Markets Debt Fund may invest in Sovereign Debt Securities. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

STRUCTURED SECURITIES—The Emerging Markets Debt Fund may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations of emerging market issuers. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS—Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount.

A Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

Certain Funds may enter into credit default swaps, as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value ("par value") of the underlying in exchange for the underlying. If a Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if a Fund invests in the underlying directly.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. A Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a "master agreement." In some cases, options and forwards between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, a Fund would calculate the obligations of the swap agreements' counterparties on a "net basis." Consequently, a Fund's current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the "net amount"). A Fund's current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered as required by the 1940 Act. Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under the existing agreements with that party would exceed 5% of the Fund's total assets.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in over-the-counter markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from a Fund. This is true whether these derivative products are used to create additional risk exposure for a Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement a Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. A Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to a Fund, these derivative products are subject to risks related to the counterparty's creditworthiness. If a counterparty defaults, a Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, a Fund may have contractual remedies under the swap agreement.

A Fund will enter into swaps only with counterparties that SIMC or the Sub-Advisers, as applicable, believe to be creditworthy. In addition, a Fund will earmark or segregate cash or liquid securities in an amount equal to any liability amount owned under a swap, cap, floor, collar or swaption agreement, or will otherwise "cover" its position as required by the 1940 Act.

U.S. GOVERNMENT SECURITIES—Examples of types of U.S. Government obligations in which a Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S.

Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (e.g., Treasury bills, notes and bonds, and securities guaranteed by GMNA), others are supported by the right of the issuer to borrow from the Treasury (e.g., obligations of Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (e.g., obligations of Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

VARIABLE AND FLOATING RATE INSTRUMENTS—Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES—When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if SIMC or a Fund's Sub-Adviser, as applicable, deems it appropriate. When a Fund purchases when-issued or delayed delivery securities, it will "cover" its position as required by the 1940 Act.

YANKEE OBLIGATIONS—Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue under Rule 144A under the Securities Act of 1933 (the "Securities Act"). These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

The Yankee obligations selected for a Fund will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES—Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Pay-in-kind securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

To avoid any leveraging concerns, a Fund will "cover" its position as required by the 1940 Act. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. STRIPS and receipts (TRs, TIGRs, LYONs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value; or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation. A Fund must accrete the discount or interest on high-yield bonds structured as zero coupon securities as income even though it does not receive a corresponding cash interest payment until the security's maturity or payment date. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to the regulated investment companies under Subchapter M of the Code. A Fund may have to dispose of its securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy distribution requirements. A Fund accrues income with respect to the securities prior to the receipt of cash payments.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental policies of the Large Cap Fund, Large Cap Diversified Alpha Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, Small Cap Fund, Small/Mid Cap Equity Fund, International Equity Fund, World Equity Ex-US Fund, Emerging Markets Equity Fund, Global Equity Fund, Global Managed Volatility Fund, Enhanced Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Extended Duration Fund, Emerging Markets Debt Fund and Real Return Plus Funds and may not be changed without approval of a majority of Fund shareholders.

A Fund may not:

  1.  Purchase securities of an issuer if it would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. This investment limitation does not apply to the Emerging Markets Debt Fund.

  2.  Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  3.  Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  4.  Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  5.  Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  6.  Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following investment limitations are fundamental policies of the Long Duration Fund and may not be changed without approval of a majority of Fund shareholders.

The Fund may not:

  1.  Purchase securities of an issuer if it would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

  2.  Purchase any securities which would cause 25% or more of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  3.  Issue any class of senior security (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

  4.  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

  5.  Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

  6.  Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  7.  Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

For purposes of the industry concentration limitation specified in the Prospectuses and Statement of Additional Information: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business activities in that same industry.

Non-Fundamental Policies

The following investment limitations are non-fundamental policies of the Large Cap, Large Cap Diversified Alpha, Small Cap, International Equity, Emerging Markets Equity, Core Fixed Income, High Yield Bond and Emerging Markets Debt Funds and may be changed by the Board without approval of Fund shareholders.

A Fund may not:

  1.  Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

  2.  Invest in companies for the purpose of exercising control.

  3.  Purchase securities on margin or effect short sales, except that each Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act. This investment limitation does not apply to the Large Cap and Large Cap Diversified Alpha Funds.

  4.  Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

  5.  Purchase or hold illiquid securities, if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

  6.  Purchase securities which are not readily marketable if, in the aggregate, more than 15% of its total assets would be invested in such securities. This investment limitation does not apply to the Large Cap Diversified Alpha or Emerging Markets Debt Funds.

  7.  With respect to 75% of its assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This investment limitation does not apply to the Emerging Markets Debt Fund.

  8.  Purchase any securities which would cause 25% or more of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  9.  Issue any class of senior security or sell any senior security of which it is the issuer, except that a Fund may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of the Fund, and further provided that, to the extent that such borrowings exceed 5% of a Fund's total assets, all borrowings shall be repaid before such Fund makes additional investments. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of such Fund's total assets at the time the Fund makes such temporary borrowing. In addition, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets will not be considered borrowings or senior securities.

  10.  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

  11.  Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

  12.  Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases. This investment limitation does not apply to the Large Cap Diversified Alpha Fund.

  13.  With respect to the Large Cap Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of large companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  14.  With respect to the Small Cap Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of small companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  15.  With respect to the Core Fixed Income Fund, under normal circumstances, invest less than 80% of its net assets in fixed income securities. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  16.  With respect to the High Yield Bond Fund, under normal circumstances, invest less than 80% of its net assets in fixed income securities that are rated below investment grade. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  17.  With respect to the International Equity Fund, invest less than 80% of its net assets, under normal circumstances, in equity securities. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  18.  With respect to the Emerging Markets Equity Fund, invest less than 80% of its net assets, under normal circumstances, in equity securities of emerging market issuers. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  19.  With respect to the Emerging Markets Debt Fund, invest less than 80% of its net assets, under normal circumstances, in fixed income securities of emerging markets issuers. This non-fundamental policy may be changed by the Board of Trustees with at least 60 days' notice to the Emerging Markets Debt Fund's shareholders.

  20.  With respect to the Large Cap Diversified Alpha Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of large companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

The following investment limitations are non-fundamental policies of the Large Cap Disciplined Equity, Large Cap Index, Small/Mid Cap Equity, Global Managed Volatility, Enhanced Income, Extended Duration and Real Return Plus Funds and may be changed without approval of Fund shareholders.

A Fund may not:

  1.  Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

  2.  Invest in companies for the purpose of exercising control. This investment limitation does not apply to the Global Managed Volatility, Enhanced Income or Real Return Plus Funds.

  3.  Purchase securities on margin or effect short sales, except that each Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act. This investment limitation does not apply to the Large Cap Disciplined Equity Fund.

  4.  Invest its assets in securities of any investment company, except as permitted by the 1940 Act. This investment limitation does not apply to the Global Managed Volatility, Enhanced Income or Real Return Plus Funds.

  5.  Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

  6.  Purchase securities which are not readily marketable if, in the aggregate, more than 15% of its total assets would be invested in such securities. This policy does not apply to the Large Cap Disciplined Equity, Small/Mid Cap Equity, Global Managed Volatility, Enhanced Income or Real Return Plus Funds.

  7.  With respect to 75% of its total assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

  8.  Purchase any securities which would cause 25% or more of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  9.  Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a

Fund to segregate assets are not considered to be borrowing. Asset coverage of 300% is required for all borrowing, exc47ept where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets. With respect to the Global Managed Volatility, Enhanced Income and Real Return Plus Funds, to the extent that its borrowings exceed 5% of its assets: (i) all borrowings will be repaid before a Fund makes additional investments and any interest paid on such borrowings will reduce income; and (ii) asset coverage of at least 300% is required.

  10.  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

  11.  Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

  12.  With respect to the Large Cap Index Fund, invest less than substantially all of its net assets, under normal circumstances, in securities included in the Russell 1000 Index. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  13.  With respect to the Large Cap Disciplined Equity Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of large companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  14.  With respect to the Extended Duration Fund, under normal circumstances, invest less than 80% of its net assets in fixed income securities and synthetic instruments or derivatives having economic characteristics similar to fixed income securities. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

The following investment limitations are non-fundamental policies of the World Equity Ex-US and Global Equity Funds and may be changed without approval of Fund shareholders.

A Fund may not:

  1.  With respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities of other investment companies), if as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or if the Fund would acquire more than 10% of the voting securities of such issuer.

  2.  Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in: (i) domestic banks and U.S. branches of foreign banks, which the Fund has determined to be subject to the same regulation as U.S. banks; or (ii) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  3.  Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

  4.  Make loans, if as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, enter into repurchase agreements and loan its portfolio securities.

  5.  Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

  6.  Invest in companies for the purpose of exercising control.

  7.  Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts. However, to the extent consistent with its investment objective and policies, the Fund may: (i) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaged in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interest therein (including REITs); (ii) hold or sell real estate received in connection with securities it holds or held; (iii) invest in securities issued by issuers that own or invest in commodities or commodities contracts; (iv) invest in futures contracts and options on futures contracts (including options on currencies); or (v) purchase securities of issuers that deal in precious metals or interests therein.

  8.  Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

  9.  Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

  10.  Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

  11.  Invest in interests in oil, gas or other mineral exploration or development programs.

  12.  Purchase or hold illiquid securities if more than 15% of its net assets would be invested in illiquid securities.

  13.  With respect to the World Equity Ex-US Fund, invest less than 80% of its net assets in equity securities of foreign companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  14.  With respect to the Global Equity Fund, invest less than 80% of its net assets in equity securities. The Fund will notify its shareholders at least 60 days prior to any changes to this policy.

The following investment limitations are non-fundamental policies of the Long Duration Fund and may be changed without approval of Fund shareholders.

The Fund may not:

  1.  Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

  2.  Invest in companies for the purpose of exercising control.

  3.  Purchase securities on margin or effect short sales, except that each Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

  4.  Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

  5.  Purchase or hold illiquid securities, if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

  6.  Purchase securities which are not readily marketable if, in the aggregate, more than 15% of its total assets would be invested in such securities.

  7.  Under normal circumstances, invest less than 80% of its net assets in fixed income securities and synthetic instruments or derivatives having economic characteristics similar to fixed income securities. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  8.  With respect to 75% of its assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

For purposes of the industry concentration limitation specified in the Prospectuses and Statement of Additional Information: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business activities in that same industry.

The following descriptions of the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Funds' non-fundamental investment policy on lending is set forth above.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. Certain Funds have adopted a fundamental policy that would permit direct investment in real estate. However, these Funds have a non-fundamental investment limitation that prohibits them from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Board.

THE ADMINISTRATOR AND TRANSFER AGENT

General. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Administrator also serves as the transfer agent for the Funds. SIMC, a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in the Administrator and the transfer agent. SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust.  The Trust and the Administrator have entered into an administration and transfer agency agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative and transfer agency services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (a) by a vote of a majority of the Trustees of the Trust on not less than 60 days' written notice to the Administrator; or (b) by the Administrator on not less than 90 days' written notice to the Trust.

If operating expenses of any Fund exceed applicable limitations, the Administrator will pay such excess. The Administrator will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Code. The term "expenses" is defined in such laws or regulations, and generally excludes brokerage commissions, distribution expenses, taxes, interest and extraordinary expenses.

For the fiscal years ended May 31, 2005, 2006 and 2007, the following table shows: (i) the dollar amount of fees paid to the Administrator by each Fund; and (ii) the dollar amount of the Administrator's voluntary fee waivers.

	Net Fees Paid (000)							Fees Waived or Reimbursed (000)
Fund	2005		2006		2007			2005		2006		2007
Large Cap Fund	$0		$0			$0		$873		$586			$371
Large Cap Diversified Alpha Fund	*		$0	****		$0		*		$18	****		$153
Large Cap Disciplined Equity Fund	$0		$0			$0		$1,474		$2,155			$3,197
Large Cap Index Fund	$0		$0			$0		$152		$172			$190
Small Cap Fund	$0		$0			$0		$728		$913			$992
Small/Mid Cap Equity Fund	$0		$0			$0		$290		$531			$745
International Equity Fund	$0		$0			$0		$826		$847			$880
World Equity Ex-US Fund	$0	**	$0			$0		$19	**	$293			$717
Emerging Markets Equity Fund	*		*			*		*		*			*
Global Equity Fund	*		*			*		*		*			*
Global Managed Volatility Fund	*		*		$	*		*		*		$	*
Enhanced Income Fund	*		*			$0	*****	*		*			$26	*****
Core Fixed Income Fund	$0		$0			$0		$1,881		$2,194			$2,677
High Yield Bond Fund	*		$0	***		$0		*		$168	***		$511
Long Duration Fund	$0		$0			$0		$22		$66			$89
Extended Duration Fund	$0		$0			$0		$29		$97			$146
Emerging Markets Debt Fund	*		$0	***		$0		*		$90	***		$312
Real Return Plus Fund	*		*			$0	*****	*		*			$40	*****

*  Not in operation during such period.

**  Commenced operations on March 28, 2005.

***  Commenced operations on December 5, 2005.

****  Commenced operations on February 28, 2006.

*****  Commenced operations on December 15, 2006.

THE ADVISER AND THE SUB-ADVISERS

General. SIMC is a wholly-owned subsidiary of SEI (NASDAQ: SEIC), a leading global provider of outsourced asset management, investment processing and investment operations solutions. The principal business address of SIMC and SEI is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI was founded in 1968, and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. SIMC and its affiliates currently serve as adviser to more than 8 investment companies, including more than 77 portfolios, with approximately $83.6 billion in assets under management as of August 31, 2007.

Manager of Managers Structure. SIMC is the investment adviser for each of the Funds, and operates as a "manager of managers." SIMC and the Trust have obtained an exemptive order from the SEC that permits SIMC, with the approval of the Board, to retain unaffiliated investment sub-advisers for a Fund without submitting the sub-advisory agreement to a vote of the Fund's shareholders. Among other things, the exemptive relief permits the non-disclosure of amounts payable by SIMC under such sub-advisory agreements. The Trust will notify shareholders in the event of any change in the identity of the sub-advisers for a Fund.

Subject to Board review, SIMC allocates and, when appropriate, reallocates the Funds' assets among Sub-Advisers, monitors and evaluates Sub-Adviser performance, and oversees Sub-Adviser compliance with the Funds' investment objectives, policies and restrictions. SIMC has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee Sub-Advisers and recommend their hiring, termination and replacement.

Advisory and Sub-Advisory Agreements. The Trust and SIMC have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the Funds and may manage the cash portion of the Funds' assets. Pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with SIMC, and under the supervision of SIMC and the Board of Trustees, the Sub-Advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers also are responsible for managing their employees who provide services to the Funds. Sub-Advisers are selected for the Funds based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively each Sub-Adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Advisory Agreement and certain of the Sub-Advisory Agreements provide that SIMC (or any Sub-Adviser) shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. In addition, certain of the Sub-Advisory Agreements provide that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

The continuance of each Investment Advisory Agreement must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to SIMC or Sub-Advisers, or by SIMC or Sub-Advisers on 90 days' written notice to the Trust.

Advisory Fees. For its advisory services, SIMC is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates (shown as a percentage of the average daily net assets of each Fund):

Large Cap Fund	0.40%
Large Cap Diversified Alpha Fund	0.40%
Large Cap Disciplined Equity Fund	0.40%
Large Cap Index Fund	0.17%
Small Cap Fund	0.65%
Small/Mid Cap Equity Fund	0.65%
International Equity Fund	0.505%
World Equity Ex-US Fund	0.55%
Emerging Markets Equity Fund	1.05%
Global Equity Fund	0.60%
Global Managed Volatility Fund	0.65%
Enhanced Income Fund	0.45%
Core Fixed Income Fund	0.30%
High Yield Bond Fund	0.49%
Long Duration Fund	0.30%
Extended Duration Fund	0.30%
Emerging Markets Debt Fund	0.85%
Real Return Plus Fund	0.70%

SIMC pays the Sub-Advisers a fee out of its advisory fee which is based on a percentage of the average monthly market value of the assets managed by each Sub-Adviser.

For the fiscal years ended May 31, 2005, 2006 and 2007, the following table shows: (i) the dollar amount of fees paid to SIMC by each Fund; and (ii) the dollar amount of SIMC's voluntary fee waivers.

	Net Fees Paid (000)							Fees Waived (000)
Fund	2005		2006		2007			2005		2006		2007
Large Cap Fund	$4,287		$2,769			$1,823		$2,696		$1,920			$1,146
Large Cap Diversified Alpha Fund	*		$85	****		$1,001		*		$57	****		$220
Large Cap Disciplined Equity Fund	$8,604		$9,674			$13,003		$3,186		$7,566			$12,572
Large Cap Index Fund	$344		$201			$163		$174		$383			$484
Small Cap Fund	$7,638		$9,530			$10,360		$1,830		$2,345			$2,539
Small/Mid Cap Equity Fund	$3,445		$5,382			$7,186		$319		$1,525			$2,505
International Equity Fund	$6,614		$4,880			$5,949		$1,726		$3,670			$2,938
World Equity Ex-US Fund	$188	**	$2,626			$7,655		$18	**	$601			$232
Emerging Markets Equity Fund	*		*			*		*		*			*
Global Equity Fund	*		*			*		*		*			*
Global Managed Volatility Fund	*		*		$	*		*		*		$	*
Enhanced Income Fund	*		*			$202	*****	*		*			$28	*****
Core Fixed Income Fund	$4,539		$5,170			$6,556		$6,746		$7,997			$9,505
High Yield Bond Fund	*		$1,062	***		$3,398		*		$582	***		$1,613
Long Duration Fund	$64		$213			$299		$70		$185			$238
Extended Duration Fund	$84		$319			$503		$91		$261			$376
Emerging Markets Debt Fund	*		$912	***		$3,215		*		$614	***		$2,097
Real Return Plus Fund	*		*			$330	*****	*		*			$234	*****

*  Not in operation during such period.

**  Commenced operations on March 28, 2005.

***  Commenced operations on December 5, 2005.

****  Commenced operations on February 28, 2006.

*****  Commenced operations on December 15, 2006.

The Sub-Advisers.

ACADIAN ASSET MANAGEMENT INC.—Acadian Asset Management Inc. ("Acadian") serves as a Sub-Adviser to a portion of the assets of the Global Managed Volatility Fund. Acadian was founded in 1977 and is a wholly-owned subsidiary of Old Mutual Asset Managers (US) LLC, which is a wholly-owned subsidiary of Old Mutual (US) Holdings Inc., which is a wholly-owned subsidiary of OM Group (UK)(Limited), which, in turn, is a wholly-owned subsidiary of Old Mutual plc. Old Mutual plc, Acadian's ultimate parent company, is a publicly traded company listed on the U.K. and South African stock exchanges.

ALLIANCEBERNSTEIN L.P.—AllianceBernstein L.P. ("AllianceBernstein") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity, International Equity and World Equity Ex-US Funds and Sanford C. Bernstein & Co., LLC, a wholly-owned subsidiary and an investment unit of AllianceBernstein, serves as a Sub-Adviser to a portion of the assets of the Large Cap Fund. AllianceBernstein is a Delaware limited partnership of which AllianceBernstein, an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is a general partner. AXA Financial is a wholly-owned subsidiary of AXA.

ALPHASIMPLEX GROUP, LLC—AlphaSimplex Group, LLC ("AlphaSimplex") serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity Fund. AlphaSimplex is a Delaware limited liability company founded in 1999 and is majority-owned by the company's founder Andrew W. Lo.

ANALYTIC INVESTORS, INC.—Analytic Investors, Inc. ("Analytic") serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds. Analytic, a wholly-owned subsidiary of Old Mutual Assets Managers (US) LLC, was founded in 1970.

ARES MANAGEMENT LLC—Ares Management LLC ("Ares") serves as a sub-adviser to a portion of the assets of the High Yield Bond Fund. Ares, a Delaware limited liability company and an SEC registered investment adviser, was founded in 1997 and is wholly-owned by Ares Holdings LLC, a Delaware limited liability company.

ARONSON+JOHNSON+ORTIZ, LP—Aronson+Johnson+Ortiz, LP ("AJO") serves as a Sub-Adviser to a portion of the assets of the Large Cap and Large Cap Diversified Alpha Funds. AJO is wholly-owned by its nine limited partners. Theodore R. Aronson, Managing Principal, is the majority equity owner of AJO.

ARTISAN PARTNERS LIMITED PARTNERSHIP—Artisan Partners Limited Partnership ("Artisan") serves as a Sub-Adviser to a portion of the assets of the Small Cap Fund. Artisan, a privately owned multidiscipline investment firm, was founded in 1994.

ASHMORE INVESTMENT MANAGEMENT LIMITED—Ashmore Investment Management Limited ("Ashmore") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Debt Fund. Ashmore is an indirectly wholly-owned subsidiary of Ashmore Group plc (the "Parent") which was admitted to listing on the London Stock Exchange in October 2006.

AXA ROSENBERG INVESTMENT MANAGEMENT LLC—AXA Rosenberg Investment Management LLC ("AXA Rosenberg") serves as a sub-adviser to a portion of the assets of the Emerging Markets Equity, International Equity and World Equity Ex-US Funds. AXA Rosenberg is a wholly-owned subsidiary of AXA Rosenberg Group LLC. AXA Rosenberg is a limited liability company and was founded in 1985.

BLACKROCK CAPITAL MANAGEMENT, INC.—BlackRock Capital Management, Inc. ("BlackRock") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity and Small Cap Funds. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc. Merrill Lynch & Co., Inc. holds an approximate 49% interest in BlackRock, Inc. and the PNC Financial Services Group holds a 34% stake. The remaining 17% is held by employees and the public (NYSE:BLK).

THE BOSTON COMPANY ASSET MANAGEMENT LLC—The Boston Company Asset Management LLC ("The Boston Company") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund. The Boston Company is a wholly-owned indirect subsidiary of Bank of New York Mellon Corporation.

CAPITAL GUARDIAN TRUST COMPANY—Capital Guardian Trust Company ("CGTC") serves as a Sub-Adviser to a portion of the assets of the International Equity and World Equity Ex-US Funds. CGTC is a wholly-owned subsidiary of Capital Group International, Inc., which in turn is a wholly-owned subsidiary of The Capital Group Companies, Inc. CGTC was founded in 1968 and is a registered investment adviser.

DAVID J. GREENE AND COMPANY, LLC—David J. Greene and Company, LLC ("David J. Greene") serves as a Sub-Adviser to a portion of the assets of the Small Cap Fund. David J. Greene is a New York limited liability company founded in 1938, and changed from a partnership to an LLC in January 1998. Three family principals, Michael Greene, Alan Greene, and James Greene, collectively own more than 25% of the firm and Benjamin H. Nahum owns more than 10% of the firm.

DELAWARE MANAGEMENT COMPANY—Delaware Management Company ("DMC"), a series of Delaware Management Business Trust, serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity, Small Cap, Large Cap Diversified Alpha and Large Cap Funds. Delaware Investments, which is the marketing name for DMC, is a wholly-owned subsidiary of Lincoln Financial Group, the marketing name for Lincoln National Corporation.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.—Deutsche Investment Management Americas Inc. ("Deutsche") serves as a sub-adviser to a portion of the assets of the Real Return Plus Fund. Deutsche was founded in 1943 and is a wholly-owned subsidiary of Deutsche Bank Americas Holding Corp., which in turn, is a wholly-owned subsidiary of Taunus Corporation. Taunus Corporation is a wholly-owned subsidiary of Deutsche Bank AG.

EMERGING MARKETS MANAGEMENT, L.L.C.—Emerging Markets Management, L.L.C. ("EMM") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund. EMM is majority owned by its managing shareholder, Emerging Markets Investors Corporation ("EMI"). EMI, in-turn, is majority owned by Antoine van Agtmael and Michael Duffy.

ENHANCED INVESTMENT TECHNOLOGIES, LLC—Enhanced Investment Technologies, LLC ("INTECH") serves as a Sub-Adviser to a portion of the assets of the Large Cap Diversified Alpha, Large Cap Disciplined Equity and Large Cap Funds. Janus Capital Group Inc. indirectly owns 86.5% of INTECH and 13.5% of INTECH is owned by its employees. INTECH was founded in 1987.

FIRST QUADRANT, L.P.—First Quadrant, L.P. ("First Quadrant") serves as a sub-adviser to a portion of the assets of the Real Return Plus Fund. First Quadrant is a Delaware limited partnership founded in 1988. In 1996, the Firm was acquired by Affiliated Managers Group ("AMG"), a publicly traded holding company. AMG became the General Partner and currently controls 52.28% of outstanding equity while First Quadrant's managing partners control 47.72%

FULLER & THALER ASSET MANAGEMENT, INC.—Fuller & Thaler Asset Management, Inc. ("Fuller & Thaler") serves as a Sub-Adviser for a portion of the assets of the International Equity and World Equity Ex-US Funds. Fuller & Thaler is 48% controlled by Russell J. Fuller, the firm's Founder, President and Chief Investment Officer. Fuller & Thaler was founded in 1993.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.—Goldman Sachs Asset Management, L.P. ("GSAM") serves as a Sub-Adviser to a portion of the assets of the Large Cap Fund. GSAM is wholly-owned by the Goldman Sachs Group, Inc.

HIGHLAND CAPITAL MANAGEMENT, L.P.—Highland Capital Management, L.P. ("Highland Capital") serves as a Sub-Adviser to a portion of the assets of the Enhanced Income Fund. Highland Capital was founded in 1993 by James Dondero and Mark Okada, who are principal owners of the firm.

ING INVESTMENT MANAGEMENT CO.—ING Investment Management Co. ("ING IM") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Debt and Core Fixed Income Funds. ING IM is an indirect wholly-owned subsidiary of ING Groep, N.V. in Amsterdam, which is the ultimate parent entity.

INTEGRITY ASSET MANAGEMENT, LLC—Integrity Asset Management, LLC ("Integrity") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity and Small Cap Funds. Integrity was founded in 2003 and is wholly-owned by its employees.

JANUS CAPITAL MANAGEMENT LLC—Janus Capital Management LLC ("Janus") serves as a Sub-Adviser to the Small/Mid Cap Equity and Small Cap Funds. Janus has been an investment adviser since 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts. Janus is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation.

J.P. MORGAN INVESTMENT MANAGEMENT INC.—J.P. Morgan Investment Management Inc. ("JPMIM") serves as a Sub-Adviser to a portion of the assets of the High Yield Bond Fund. JPMIM is wholly-owned by JPMorgan Asset Management Holdings Inc. which, in turn, is wholly-owned by JPMorgan Chase and Co.

LEE MUNDER INVESTMENTS, LTD.—Lee Munder Investments, Ltd. ("LMIL") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity and Small Cap Funds. LMIL was founded in 2000 and is owned by Lee Munder Capital Group ("LMCG"). LMCG is 80% owned by its employees and 20% owned by Castanea Partners, Inc.

LOS ANGELES CAPITAL MANAGEMENT AND RESEARCH, INC—Los Angeles Capital Management and Equity Research, Inc. ("LA Capital") serves as a Sub-Adviser to a portion of the assets of the Small Cap and Small/Mid Cap Equity Funds. LA Capital is a Subchapter S corporation founded in 2002 and is wholly-owned by its working principals.

LSV ASSET MANAGEMENT—LSV Asset Management ("LSV") serves as a Sub-Adviser to a portion of the assets of the Large Cap, Small/Mid Cap Equity and Small Cap Funds. The general partners of LSV developed a quantitative value investment philosophy that has been used to manage assets since 1993. LSV is organized as a Delaware general partnership. An affiliate of SIMC owns a minority interest in LSV.

MARTINGALE ASSET MANAGEMENT, L.P.—Martingale Asset Management, L.P. ("Martingale") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity and Small Cap Funds. Martingale is a limited partnership. Martingale Asset Management Corporation is the general partner of Martingale.

MAZAMA CAPITAL MANAGEMENT, INC.—Mazama Capital Management, Inc. ("Mazama") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity and Small Cap Funds. Mazama is 94% employee-owned.

McKINLEY CAPITAL MANAGEMENT INC.—McKinley Capital Management Inc. ("McKinley Capital") serves as a Sub-Adviser to a portion of the assets of the Small Cap, International Equity and World Equity Ex-US Funds. McKinley Capital was founded in 1990 and is wholly-owned by its employees.

METROPOLITAN WEST ASSET MANAGEMENT LLC—Metropolitan West Asset Management LLC ("MWAM") serves as a Sub-Adviser to a portion of the assets of the Core Fixed Income Fund, and as the Sub-Adviser to the Long Duration and Extended Duration Funds. MWAM is a California limited liability company founded in 1996 and is 100% majority-owned by its active management team through a holding company (MWAM Holdings, LLC).

MONTAG & CALDWELL, INC.—Montag & Caldwell, Inc. ("Montag & Caldwell") serves as a Sub-Adviser to a portion of the assets of the Large Cap Fund. Montag & Caldwell was founded in 1945 and is incorporated in Georgia. ABN AMRO Asset Management Holdings, Inc. is the parent company of Montag & Caldwell.

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC.—Nomura Corporate Research and Asset Management Inc. ("NCRAM") serves as a Sub-Adviser to a portion of the assets of the High Yield Bond Fund. NCRAM is a subsidiary of Nomura Holdings America, Inc.

PANAGORA ASSET MANAGEMENT, INC.—PanAgora Asset Management, Inc. ("PanAgora") serves as a Sub-Adviser to the Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Funds. PanAgora, a Delaware Corporation founded in 1985, is independently owned and operated by Putnam Investments and Nippon Life Insurance (NLI). Putnam Investments, the majority owner, owns 80% of voting shares, and NLI owns the remaining 20% of voting shares.

QUANTITATIVE MANAGEMENT ASSOCIATES LLC—Quantitative Management Associates LLC ("QMA") serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity, Large Cap, Large Cap Diversified Alpha, International Equity and World Equity Ex-US Funds. QMA is a direct wholly-owned subsidiary of Prudential Investment Management, Inc., a wholly-owned subsidiary of Prudential Asset Management Holding Company, Inc., which, in turn, is wholly-owned by Prudential Financial, Inc. QMA is a New Jersey limited liability company that was formed in 2003.

RECORD CURRENCY MANAGEMENT LIMITED—Record Currency Management Limited ("RCM") serves as a Sub-Adviser to a portion of the assets of the International Equity, World Equity Ex-US and Enhanced Income Funds. RCM is a private limited company (United Kingdom) founded in 1983 and is a 100% directly-owned subsidiary of N.P. Record Limited. N.P. Record Limited is 47.6% owned by Neil P. Record.

REXITER CAPITAL MANAGEMENT LIMITED—Rexiter Capital Management Limited ("Rexiter") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity and World Equity Ex-US Funds. Rexiter was founded in 1997 and is 75% owned by State Street Global Alliance, LLC and 25% owned by its employees. State Street Global Alliance, LLC is 51% beneficially owned by State Street Corporation and 49% by ABP (the pension fund for Dutch State employees).

ROBECO INVESTMENT MANAGEMENT, INC.—Robeco Investment Management, Inc. ("Robeco") serves as a Sub-Adviser to a portion of the assets of the Small Cap Fund. Robeco is a wholly-owned subsidiary of the Dutch investment management firm Robeco Group N.V., which in turn is 100% owned by Cooperative Centrale Raiffeisen Boerenleenbank B.A. (also known as Rabobank).

SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED—Security Capital Research & Management Incorporated ("Security Capital") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity and Small Cap Funds. Security Captial is an indirect, 100% owned subsidiary of J.P. Morgan Chase & Co.

SMITH BREEDEN ASSOCIATES, INC.—Smith Breeden Associates, Inc. ("Smith Breeden") serves as a Sub-Adviser to a portion of the assets of the Large Cap Diversified Alpha, Large Cap Disciplined Equity, International Equity and World Equity Ex-US Funds. Smith Breeden is a Kansas sub-chapter S corporation and is an independent, employee-owned firm. As of May 31, 2007, Smith Breeden's senior professionals owned 77% of the firm's equity. Former employees and outside directors owned the remaining 23%. Smith Breeden has remained an independent and majority employee-owned corporation since its inception in 1982.

SSgA FUNDS MANAGEMENT, INC.—SSgA Funds Management, Inc. ("SSgA FM") serves as a Sub-Adviser for a portion of the assets of the Large Cap Index Fund. SSgA FM is a wholly owned subsidiary of State Street Corporation ("State Street"), a publicly held bank holding company. SSgA FM, State Street, and other advisory affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street.

STONE HARBOR INVESTMENT PARTNER LP—Stone Harbor Investments Partners LP ("Stone Harbor") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Debt Fund. Stone Harbor is a Delaware limited partnership founded in 2005 and is 100% employee-owned.

WELLINGTON MANAGEMENT COMPANY, LLP—Wellington Management Company, LLP ("Wellington Management"), a Massachusetts limited liability partnership, serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity, Small Cap and Enhanced Income Funds. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

WELLS CAPITAL MANAGEMENT, INC.—Wells Capital Management, Inc. ("Wells Capital") serves as a Sub-Adviser to the Core Fixed Income Fund. Wells Capital became a subsidiary of Wells Fargo Bank in 1996 and was formed from existing institutional investment management teams that had been in place since 1981.

WESTERN ASSET MANAGEMENT COMPANY—Western Asset Management Company ("Western Asset") serves as a Sub-Adviser to a portion of the assets of the Core Fixed Income Fund. Western Asset is a wholly-owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, Maryland. Western Asset was founded in 1971 and specializes in the management of fixed income funds.

WESTERN ASSET MANAGEMENT COMPANY LIMITED—Western Asset Management Company Limited ("Western Asset Limited") serves as a Sub-Adviser to a portion of the assets of the Core Fixed Income Fund. Western is a wholly-owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, Maryland.

Sub-Advisory Fees. For the fiscal years ended May 31, 2005, 2006 and 2007, the following table shows: (i) the dollar amount of fees paid to the Sub-Advisers by SIMC; and (ii) the dollar amount of the Sub-Advisers' voluntary fee waivers.

	Fees Paid (000)						Fee Waivers (000)
Fund	2005		2006		2007		2005		2006		2007
Large Cap Fund	$2,836		$1,908		$1,280		$0		$0		$0
Large Cap Diversified Alpha Fund	*		$61	****	$751		*		$0	****	$0
Large Cap Disciplined Equity Fund	$5,317		$7,159		$9,678		$0		$0		$0
Large Cap Index Fund	$61		$48		$38		$0		$0		$0
Small Cap Fund	$7,186		$9,032		$9,765		$0		$0		$0
Small/Mid Cap Equity Fund	$2,500		$4,568		$6,214		$0		$0		$0
International Equity Fund	$5,212		$4,943		$5,098		$0		$0		$0
World Equity Ex-US Fund	$129	**	$1,621		$4,138		$0	**	$0		$0
Emerging Markets Equity Fund	*		*		*		*		*		*
Global Equity Fund	*		*		*		*		*		*
Global Managed Volatility Fund	*		*		*		*		*		*
Enhanced Income Fund	*		*		$201	*****	*		*		$0	*****
Core Fixed Income Fund	$3,472		$6,937		$5,106		$0		$0		$0
High Yield Bond Fund	*		$113	***	$2,689		*		$0		$0
Long Duration Fund	$53		$107		$386		$0		$0		$0
Extended Duration Fund	$69		$150		$347		$0		$0		$0
Emerging Markets Debt Fund	*		$631	***	$2,528		*		$0	***	$0
Real Return Plus Fund	*		*		$217	*****	*		*		$0	*****

*  Not in operation during such period.

**  Commenced operations on March 28, 2005.

***  Commenced operations on December 5, 2005.

****  Commenced operations on February 28, 2006.

*****  Commenced operations on December 15, 2006.

For the fiscal years ended May 31, 2005, 2006 and 2007, the following table shows: (i) the dollar amount of fees paid to LSV, which is an affiliate of SIMC, by SIMC; and (ii) the dollar amount of LSV's voluntary fee waivers.

	Fees Paid (000)			Fee Waivers (000)
Fund	2005	2006	2007	2005	2006	2007
Large Cap Fund	$289	$211	$131	$0	$0	$0
Small Cap Fund	$963	$1,036	$938	$0	$0	$0
Small/Mid Cap Equity Fund	$376	$727	$785	$0	$0	$0

Portfolio Management.

Acadian

Compensation. SIMC pays Acadian a fee based on the assets under management of the Global Managed Volatility Fund as set forth in an investment sub-advisory agreement between Acadian and SIMC. Acadian pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Global Managed Volatility Fund. The following information relates to the period ended May 31, 2007.

The investment professionals at Acadian receive a fixed base salary, discretionary bonus, deferred compensation and a benefits package. Acadian designs a portfolio manager's base salary to be competitive in light of the individual's experience and responsibilities. Acadian management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Overall firm profitability, including the profitability of Acadian's parent company, Old Mutual Asset Managers LLC, determines the total amount of incentive compensation pool that is available for investment professionals, and individual compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Acadian's investment professionals are rewarded based on the extent to which client objectives are met in terms of Acadian's performance and other goals as well as client's service expectations, teamwork, contribution of investment ideas, leadership and overall success of the firm and the investment products. Not all of these factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors. Portfolio manager compensation is not based on the performance of any specific portfolio but his or her contribution to and the performance of the Acadian investment team as a whole.

Ownership of Fund Shares. As of May 31, 2007, the portfolio managers did not beneficially own any shares of the Global Managed Volatility Fund.

Other Accounts. As of May 31, 2007, the portfolio managers were responsible for the day-to-day management of certain other accounts (collectively, the "Other Accounts"), as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts		Total Assets		Number of Accounts		Total Assets		Number of Accounts		Total Assets
Ronald D. Frashure, John R. Chisholm, Brian K. Wolahan, Raymond F. Mui and Charles H. Wang	15		$6,625,371,935		57		$13,450,083,664		169		$57,877,990,290
	2	*	$3,354,075,719	*	8	*	$1,224,739,010	*	32	*	$16,941,998,794

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Global Managed Volatility Fund, which may have different investment guidelines and objectives. In addition to the Global Managed Volatility Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Global Managed Volatility Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Global Managed Volatility Fund and the Other Accounts. The Other Accounts may have similar investment objectives or strategies as the Global Managed Volatility Fund, they may track the same benchmarks or indexes as the Global Managed Volatility Fund tracks, and they may sell securities that are eligible to be held, sold or purchased by the Global Managed Volatility Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Global Managed Volatility Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse affect on the value of the holdings within another account, including the Global Managed Volatility Fund.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Chief Compliance Officer.

AllianceBernstein

Compensation. SIMC pays AllianceBernstein a fee based on the assets under management of the Emerging Markets Equity, International Equity and World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between AllianceBernstein and SIMC. AllianceBernstein pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity, International Equity and World Equity Ex-US Funds. The following information relates to the period ended May 31, 2007.

AllianceBernstein's compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for AllianceBernstein's clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i)  Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)  Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

(iii)  Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards"): AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.

(iv)  Contributions under AllianceBernstein's Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Fund Shares. As of the end of the Emerging Markets Equity, International Equity and World Equity Ex-US Funds' most recently completed fiscal year, AllianceBernstein's portfolio managers did not beneficially own any shares of the Emerging Markets Equity, International Equity and World Equity Ex-US Funds.

Other Accounts. As of May 31, 2007, in addition to the Emerging Markets Equity, International Equity and World Equity Ex-US Funds, AllianceBernstein's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Emerging Markets Growth Team (Steve Beinhacker, Michael Levy, Manish Singhai and Jean Van de Walle)	15 n/a	$4,894,000,000 n/a	11 n/a	$3,537,000,000 n/a	34 19	$2,082,000,000 $2,347,000,000*
Global Value Investment Policy Group (Sharon E. Fay and Kevin F. Simms)	43 2	$35,139,000,000 $5,170,000,000*	102 n/a	$27,370,000,000 $751,000,000*	566 88	$107,919,000,000 $14,253,000,000*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. AllianceBernstein has developed polices and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably.

Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-deals approved by AllianceBernstein. The Code also requires pre-clearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investment of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies and unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations.

Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changes investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

AlphaSimplex

Compensation. SIMC pays AlphaSimplex a fee based on the assets under management of the Large Cap Disciplined Equity Fund as set forth in an investment sub-advisory agreement between AlphaSimplex and SIMC. AlphaSimplex pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Disciplined Equity Fund. The following information relates to the period ended May 31, 2007.

All AlphaSimplex investment professionals, including members of AlphaSimplex's Investment Committee, may receive compensation in three ways: guaranteed payments (i.e., salary), year-end bonuses and partnership distributions. The amount of year-end bonuses and partnership distributions is decided by Andrew W. Lo, the firm's Managing Member. AlphaSimplex utilizes a performance review system to evaluate the relative contributions of all AlphaSimplex personnel.

Ownership of Fund Shares. As of the end of the Large Cap Disciplined Equity Fund's most recently completed fiscal year, AlphaSimplex's portfolio managers did not beneficially own any shares of the Large Cap Disciplined Equity Fund.

Other Accounts. As of May 31, 2007, AlphaSimplex was responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts	Total Assets
Andrew W. Lo, Arnout M. Eikeboom and Philippe P. Lüdi	n/a	n/a	2	*	$115,663,529	n/a	n/a

* Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. AlphaSimplex manages multiple accounts for multiple clients. These accounts may include accounts of registered investment companies, separate accounts and private pooled investment vehicles. AlphaSimplex may have responsibility for managing the investments of multiple accounts with a common investment strategy or several investment styles. AlphaSimplex's management of Other Accounts may give rise to potential conflicts of interest in connection with its management of the Large Cap Disciplined Equity Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts currently managed by AlphaSimplex include ML AlphaSimplex FuturesAccess LLC, ML AlphaSimplex FuturesAccess Ltd., AlphaSimplex Quantitative Global Macro Fund, L.P. and AlphaSimplex Quantitative Global Macro Offshore Fund, Ltd. AlphaSimplex makes investment decisions for each of these accounts based on the client's investment objectives, policies, practices, cash flows, taxes and other relevant investment considerations. Consequently, AlphaSimplex may purchase or sell securities for one account and not for another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for Other Accounts. In addition, the Other Accounts managed by AlphaSimplex may have fee structures, such as performance-based fees, that differ from that of the Large Cap Disciplined Equity Fund. Since AlphaSimplex manages multiple client accounts, it may be inclined to favor certain accounts over others, particularly if the accounts pay different fees to AlphaSimplex. However, AlphaSimplex has adopted policies and procedures, discussed below, to avoid such conflicts of interest.

Further, a potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Large Cap Disciplined Equity Fund. Because of their roles in managing the Large Cap Disciplined Equity Fund, AlphaSimplex's portfolio managers know the size, timing and possible market impact of Large Cap Disciplined Equity Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Large Cap Disciplined Equity Fund. As discussed below, AlphaSimplex has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

AlphaSimplex has adopted and implemented a statement of policy and procedures intended to address conflicts of interest relating to the management of multiple accounts and the allocation of investment opportunities. AlphaSimplex also reviews investment decisions for the purpose of ensuring that all accounts with substantially similar investment objectives are treated equitably. In addition, the performance of similarly managed accounts is regularly compared to determine whether there are any unexplained significant discrepancies. Finally, AlphaSimplex's allocation procedures specify the factors that are taken into account in making allocation decisions and require that, to the extent that a client participates in an aggregated order (with respect to all securities except futures contracts and forward contracts), it will participate at the average price for all of AlphaSimplex's transactions in that security on a given business day and transaction costs will be shared pro rata based on the client's participation in the transaction. The implementation of these procedures is monitored by AlphaSimplex's Chief Compliance Officer.

Analytic

Compensation. SIMC pays Analytic a fee based on the assets under management of the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds as set forth in an investment sub-advisory agreement between Analytic and SIMC. Analytic pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds. The following information relates to the period ended May 31, 2007.

Analytic's compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual's contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Members of Analytic's senior management team and investment management professionals may also have a deferred component to their total compensation (with a three-year vesting period) that is invested in the firm's investment products to tie the interests of the individual to the interests of the firm and Analytic's clients. Portfolio managers' base salaries are typically reviewed on an annual basis determined by each portfolio manager's anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.

Ownership of Fund Shares. As of the end of the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds' most recently completed fiscal year, the portfolio managers did not beneficially own any shares of the Large Cap Disciplined Equity or Large Cap Diversified Alpha Funds.

Other Accounts. As of May 31, 2007, in addition to the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds, Analytic's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Harindra de Silva	18 n/a	$2,708,807,725 n/a	27 20*	$2,411,414,868 $1,667,550,555	30 14*	$3,842,935,496 $1,849,703,990
Gregory McMurran	6 n/a	$1,807,494,606 n/a	3 2*	$402,197,206 $306,411,970	6 1*	$1,089,466,871 $800,000,000
Dennis M. Bein	18 n/a	$2,644,113,048 n/a	27 19*	$2,177,729,775 $1,438,508,113	31 13*	$2,941,827,895 $1,049,703,990
Steven Sapra	13 n/a	$2,194,423,218 n/a	17 11*	$1,354,713,607 $689,371,097	26 8*	$2,477,874,804 $585,750,900

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. Analytic's portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts managed by Analytic's portfolio managers include their own accounts, the accounts of their families, the account of any entity in which they have a beneficial interest or the accounts of others for whom they may provide investment advisory, brokerage or other services. The Other Accounts might have similar investment objectives as the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Analytic does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Analytic believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Analytic's portfolio managers' day-to-day management of the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds. Because of their positions with the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds, the portfolio managers know the size, timing and possible market impact of Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds. However, Analytic has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of Analytic's portfolio managers' management of the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds. This conflict of interest may be exacerbated to the extent that Analytic or its portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than from the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds. Notwithstanding this theoretical conflict of interest, it is Analytic's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Analytic has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds, such securities might not be suitable for the Large Cap Disciplined Equity and Large Cap Diversified Alpha Funds given its investment objectives and related restrictions.

Ares

Compensation. SIMC pays Ares a fee based on the assets under management of the High Yield Bond Fund as set forth in an investment sub-advisory agreement between Ares and SIMC. Ares pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the High Yield Bond Fund. The following information relates to the period ended May 31, 2007.

David Sachs and Seth Brufsky, the senior portfolio managers of the capital markets group, are also owners of Ares Management. As such, they receive their proportionate share of income that is distributed to the parent company annually. Americo Cascella's performance is reviewed by Mr. Sachs and Mr. Brufsky, and his compensation, as well as that of other investment professionals, is determined pursuant to an annual review in December. Investment professional reviews focus primarily on credit analysis and communication, including new recommendations, quarterly updates, contributions to industry strategy and relative value assessments. The investment professional's recommendations are also compared to the performance of the underlying portfolio securities for which they are responsible. While compensation varies across the firm depending on the experience level and responsibility, investment professionals' compensation is comprised of a fixed base salary as well as an annual bonus. Also, the portfolio managers and certain senior investment professionals participate in a co-investment program, investing their own money into the various fund vehicles, which effectively ties their compensation to their performance as well as the performance of those funds.

Ownership of Fund Shares. As of May 31, 2007, Ares' portfolio managers did not beneficially own any shares of the High Yield Bond Fund.

Other Accounts. As of May 31, 2007, in addition to the High Yield Bond Fund, Ares' portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts	Total Assets
Ares Management Team (David Sachs, Seth Brufsky and Americo Cascella)	n/a	n/a	2		$1,900,000,000	5	$1,600,000,000
	n/a	n/a	12	*	$5,700,000,000	n/a	n/a

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. Ares' portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the High Yield Bond Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives as the High Yield Bond Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the High Yield Bond Fund. Ares does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, Ares believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Ares' portfolio managers' day-to-day management of the High Yield Bond Fund. Because of their positions with the High Yield Bond Fund, the portfolio managers know the size, timing and possible market impact of High Yield Bond Fund trades. It is theoretically possible that Ares' portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the High Yield Bond Fund. However, Ares has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of Ares' portfolio managers' management of the High Yield Bond Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the High Yield Bond Fund. This conflict of interest may be exacerbated to the extent that Ares or its portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts (many of which receive a base and incentive fee) than from the High Yield Bond Fund. Notwithstanding this theoretical conflict of interest, it is Ares' policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Ares has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while Ares' portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the High Yield Bond Fund, such securities might not be suitable for the High Yield Bond Fund given its investment objectives and related restrictions.

AJO

Compensation. SIMC pays AJO a fee based on the assets under management of the Large Cap Fund as set forth in an investment sub-advisory agreement between AJO and SIMC. AJO pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Fund. The following information relates to the period ended May 31, 2007.

Each of AJO's portfolio managers is a principal of the firm. All principals are compensated through salary and merit-based bonuses that are awarded entirely for contributions to AJO. The managing partner of AJO, in consultation with the other senior partners, determines the bonus amounts for each portfolio manager. Bonuses can be a significant portion of a portfolio manager's overall compensation. Bonus amounts are generally based on the following factors: net revenues and cash position of AJO, ownership percentage of the portfolio manager and overall contributions of the portfolio manager to the operations of AJO. Principals also share in the profits of the firm through equity-related distributions. Though many of the firm's fee arrangements are performance-based, no individual's compensation is directly tied to account performance.

Ownership of Fund Shares. As of the end of the Large Cap Fund's most recently completed fiscal year, the portfolio managers did not beneficially own any shares of the Large Cap Fund.

Other Accounts.  As of May 31, 2007, in addition to the Large Cap Fund, AJO's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Aronson, Johnson, Cranston, Moore, Ortiz, and Wenzinger	13		$4,878,000,000	18		$4,982,000,000	56		$14,863,000,000
	2	*	$118,000,000	4	*	$522,000,000	47	*	$5,742,000,000

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. AJO's portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Large Cap Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts managed by AJO's portfolio managers include those referenced above. The Other Accounts might have similar investment objectives as the Large Cap Fund or hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Large Cap Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, AJO does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, AJO believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Large Cap Fund. Because of their positions with the Large Cap Fund, AJO's portfolio managers know the size, timing and possible market impact of Large Cap Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Large Cap Fund. However, AJO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of AJO's portfolio managers' management of the Large Cap Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Large Cap Fund. This conflict of interest may be exacerbated to the extent that AJO or its portfolio managers receive, or expect to receive, greater compensation from their management of accounts other than from the Large Cap Fund. Notwithstanding this theoretical conflict of interest, it is AJO's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, AJO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Account securities that differ in identity or quantity from securities bought for the Large Cap Fund, such securities might not be suitable for the Large Cap Fund given its investment objectives and related restrictions.

Artisan

Compensation. SIMC pays Artisan a fee based on the assets under management of the Small Cap Fund as set forth in an investment sub-advisory agreement between Artisan and SIMC. Artisan pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Fund. The following information relates to the period ended May 31, 2007.

An Artisan portfolio manager is compensated through an industry competitive fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool which is tied to the firm's fee revenues generated by all accounts included within the manager's investment strategy, including the Small Cap Fund. A portfolio manager is not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan based on assets under management. Artisan bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns its portfolio manager's interests more closely with the long-term interests of clients.

Artisan portfolio managers participate in group life, health, medical reimbursement and retirement plans that are generally available to all salaried employees of the firm. All senior professionals, including most portfolio managers, have or are expected to have over a reasonable time limited partnership interests in the firm.

Ownership of Fund Shares. As of the end of the Small Cap Fund's most recently completed fiscal year, Artisan's portfolio managers did not beneficially own any shares of the Small Cap Fund.

Other Accounts. As of May 31, 2007, in addition to the Small Cap Fund, Artisan's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Scott C. Satterwhite, James C. Kieffer and George O. Sertl, Jr.	4 n/a	$6,345,036,810 n/a	2 n/a	$165,421,848 n/a	20 1*	$2,127,356,417 $135,916,885

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. Artisan's small cap value investment team, led by Scott C. Satterwhite, James C. Kieffer and George O. Sertl, Jr., manages portfolios for multiple clients within three investment strategies (small cap value, mid cap value and opportunistic value). These accounts may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations) and other private pooled investment vehicles. All investment accounts managed by Artisan within a single investment strategy are managed to a single model, such that all client portfolios within a particular investment strategy (including the small cap value investment strategy in which Artisan manages assets for the Small Cap Fund) are essentially the same, provided that there may be certain exceptions resulting from: (i) client-directed restrictions and limitations; and (ii) cash flows into and out of such accounts. Because of these considerations, and because of differences between Artisan's small cap value, mid cap value and opportunistic value strategies, Artisan's small cap value investment team may from time to time purchase securities, including initial public offerings, for one client account, but not for another client account for which that team is responsible. As a result, performance dispersion among client accounts within the small cap value strategy may occur. In addition, some of the portfolios Artisan manages in its small cap value strategy may have fee structures, including performance fees, that are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Small Cap Fund to Artisan.

Artisan has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients. In addition, Artisan monitors a variety of areas, including compliance with investment guidelines (to the extent applicable to the Artisan portion of the portfolio), the allocation of IPOs and compliance with the firm's Code of Ethics.

Ashmore

Compensation. SIMC pays Ashmore a fee based on the assets under management of the Emerging Markets Debt Fund as set forth in an investment sub-advisory agreement between Ashmore and SIMC. Ashmore pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Debt Fund. The following information relates to the period ended May 31, 2007.

Ashmore's investment professionals are compensated by fixed annual salaries, as well as by performance-based annual bonuses determined at the discretion of Ashmore's Awards Committee and in the case of the Managing Director, by the Parent's Remuneration Committee, involving a thorough and on-going assessment of the individual's performance and contribution to Ashmore's pre-tax profitability. This assessment is performed on a continuous basis as well as part of a formal annual review. Ashmore's investment professionals may also be granted access to equity in the business through shares, equity options and other earned-in mechanisms. The reference period for bonuses is a single year, ending each 30th June.

Ownership of Fund Shares. As of the end of the Emerging Markets Debt Fund's most recently completed fiscal year, none of Ashmore's investment professionals beneficially owned any shares in the Emerging Markets Debt Fund.

Other Accounts. As of May 31, 2007, in addition to the Emerging Markets Debt Fund, Ashmore's Investment Committee was responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Number of Total Assets	Number of Accounts		Total Assets	Accounts		Total Assets
Investment Committee (Mark Coombs, Jules Green, Seumas Dawes and Jerome Booth)	1		$442,900,000	23		$20,555,280,000	15	*	$10,132,500,000
	1	*	$442,900,000	18	*	$19,234,800,000	4	*	$1,125,500,000

*  Accounts listed above are subject to a performance fee paid to Ashmore.

Conflicts of Interest. Ashmore's management of Other Accounts may give rise to potential conflicts of interest in connection with its management of the Emerging Markets Debt Fund investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts managed by Ashmore's investment professionals include other pooled emerging markets funds. The Other Accounts might have similar investment objectives to the Emerging Markets Debt Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Emerging Markets Debt Fund. While Ashmore's management of Other Accounts may give rise to the following potential conflicts of interest, Ashmore does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Ashmore believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Ashmore's day-to-day management of the Emerging Markets Debt Fund. Because of their position with the Emerging Markets Debt Fund, Ashmore's investment professionals know the size, timing, and possible market impact of Emerging Markets Debt Fund's trades. It is theoretically possible that Ashmore's investment professionals could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Emerging Markets Debt Fund. However, Ashmore has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of Ashmore's management of the Emerging Markets Debt Fund and Other Accounts which, in theory, may allow them to aggregate and allocate investment opportunities in a way that could favor Other Accounts over the Emerging Markets Debt Fund. This conflict of interest may be exacerbated to the extent that Ashmore's investment professionals receive, or expect to receive, greater compensation from their management of the Other Accounts than from the Emerging Markets Debt Fund. Notwithstanding this theoretical conflict of interest, it is Ashmore's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Ashmore has adopted policies and procedures reasonably designed to aggregate and allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while Ashmore may decide to buy securities for one or more Other Accounts that differ in identity or quantity from securities bought for the Emerging Markets Debt Fund, such securities might not be suitable for the Emerging Markets Debt Fund given its investment objectives and related restrictions.

AXA Rosenberg

Compensation. SIMC pays AXA Rosenberg a fee based on the assets under management of the Emerging Markets Equity, International Equity and World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between AXA Rosenberg and SIMC. AXA Rosenberg pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity, International Equity and World Equity Ex-US Funds. The following information relates to the period ended May 31, 2007.

AXA Rosenberg compensates Dr. Ricks for his management of the Emerging Markets Equity, International Equity and World Equity Ex-US Funds. His compensation consists of base salary, bonus and deferred compensation. All compensation components are fixed and are not based on the performance of the Emerging Markets Equity, International Equity and World Equity Ex-US Funds.

AXA Rosenberg's investment professionals' total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including AXA Rosenberg's overall profitability. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Among the factors included in this annual assessment are: (i) contribution to business results and overall business strategy; (ii) success of marketing/business development efforts and client servicing; and (iii) the relative investment performance of portfolios (although there are no specific benchmarks or period of time used in measuring performance). Furthermore, an investment professional's seniority/length of service with the firm and management and supervisory responsibilities are relevant to compensation decisions.

Ownership of Fund Shares. As of the end of the Emerging Markets Equity, International Equity and World Equity Ex-US Funds' most recently completed fiscal year, Dr. Ricks did not beneficially own any shares of the Emerging Markets Equity, International Equity or World Equity Ex-US Funds.

Other Accounts. As of May 31, 2007, in addition to the Emerging Markets Equity, International Equity and World Equity Ex-US Funds, Dr. Ricks was responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
William E. Ricks	17		$4,387,720,771	12		$2,873,459,513	159		$30,299,402,477
	10	*	$1,872,869,567	1	*	$17,508,701	31	*	$8,903,023,118

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. AXA Rosenberg's management of Other Accounts may give rise to potential conflicts of interest in connection with the management of the Emerging Markets Equity, International Equity and World Equity Ex-US Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include Constellation International Equity Fund, Laudus Rosenberg International Small Cap Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Discovery Fund and Laudus Rosenberg Global Long/Short Equity Fund. The Other Accounts might have similar investment objectives to the Emerging Markets Equity, International Equity and World Equity Ex-US Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Emerging Markets Equity, International Equity and World Equity Ex-US Funds. While the portfolio manager's management of Other Accounts may give rise to the following potential conflicts of interest, AXA Rosenberg does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, AXA Rosenberg believes it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of AXA Rosenberg's day-to-day management of the Emerging Markets Equity, International Equity and World Equity Ex-US Funds. Because of his position with the Emerging Markets Equity, International Equity and World Equity Ex-US Funds, the portfolio manager knows the size, timing and possible market impact of Emerging Markets Equity, International Equity and World Equity Ex-US Fund trades. It is theoretically possible that the portfolio manager could use this information to the advantage of Other Accounts he manages and to the possible detriment of the Emerging Markets Equity, International Equity and World Equity Ex-US Funds. However, AXA Rosenberg has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of AXA Rosenberg's management of the Emerging Markets Equity, International Equity and World Equity Ex-US Funds and Other Accounts which, in theory, may allow it to allocate investment opportunities in a way that favors Other Accounts over the Emerging Markets Equity, International Equity and World Equity Ex-US Funds. This conflict of interest may be exacerbated to the extent that AXA Rosenberg or the portfolio manager receives, or expects to receive, greater compensation from their management of the Other Accounts than from the Emerging Markets Equity, International Equity and World Equity Ex-US Funds. Notwithstanding this theoretical conflict of interest, it is AXA Rosenberg's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, AXA Rosenberg has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio manager may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Emerging Markets Equity, International Equity and World Equity Ex-US Funds, such securities might not be suitable for the Emerging Markets Equity, International Equity and World Equity Ex-US Funds given their investment objectives and related restrictions.

BlackRock

Compensation. SIMC pays BlackRock a fee based on the assets under management of the Small/Mid Cap Equity and Small Cap Funds as set forth in an investment sub-advisory agreement between BlackRock and SIMC. BlackRock pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity and Small Cap Funds. The following information relates to the period ended May 31, 2007.

BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan ("LTIP")—The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Mr. Archambo and Ms. O'Connor have received awards under the LTIP.

Deferred Compensation Program—A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers, including Mr. Archambo and Ms. O'Connor, is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

Options and Restricted Stock Awards—While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Archambo has been granted stock options in prior years and participates in BlackRock's restricted stock program.

Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock, Inc.'s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to the Small/Mid Cap Equity and Small Cap Funds' portfolio managers, such benchmarks include a combination of market-based indices (e.g., the Russell 2000 Value Index & the Russell 2500 Value Index), certain customized indices and certain fund industry peer groups.

The group of BlackRock, Inc.'s officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

Ownership of Fund Shares. As of the end of the Small/Mid Cap Equity and Small Cap Funds' most recently completed fiscal year, the portfolio managers did not beneficially own any shares of the Small/Mid Cap Equity and Small Cap Funds.

Other Accounts. As of May 31, 2007, Mr. Archambo and Ms. O'Connor managed or were members of the management team for the following client accounts:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts	Total Assets
Wayne Archambo	12	$4,948,000,000	n/a		n/a	15	$1,130,000,000
Kate O'Connor	10	$34,652,000,000	1	*	$61,000,000	12	$1,071,000,000

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Small/Mid Cap Equity and Small Cap Funds, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Small/Mid Cap Equity and Small Cap Funds.

In addition, BlackRock, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Small/Mid Cap Equity and Small Cap Funds. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Small/Mid Cap Equity and Small Cap Funds by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors, or employees are directors or officers, or companies as to which any of BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.

Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Small/Mid Cap Equity and Small Cap Funds. In this connection, it should be noted that Ms. O'Connor currently manages certain accounts that are subject to performance fees. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

The Boston Company

Compensation. SIMC pays The Boston Company a fee based on the assets under management of the Emerging Markets Equity Fund as set forth in an investment sub-advisory agreement between The Boston Company and SIMC. The Boston Company pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity Fund. The following information relates to the period ended May 31, 2007.

At The Boston Company, portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for The Boston Company Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall firm profitability. Therefore, all bonus awards are based initially on The Boston Company's financial performance. Portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award (0-2 times target award represents a portfolio manager's range of opportunity) and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year (weighted 50%) and three-year (weighted 50%) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to firm-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

All portfolio managers and analysts are also eligible to participate in the The Boston Company Long Term Incentive Plan. This plan provides for an annual award, payable equally in Bank of New York Mellon restricted stock and The Boston Company phantom stock. Both the restricted stock and phantom stock cliff vest after three years. The value of the phantom stock award changes during the vesting period based upon underlying growth in The Boston Company's operating income.

Ownership of Fund Shares. As of the end of the Emerging Markets Equity Fund's most recently completed fiscal year, the portfolio managers did not beneficially own any shares of the Emerging Markets Equity Fund.

Other Accounts. As of May 31, 2007, in addition to the Emerging Markets Equity Fund, the portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
D. Kirk Henry, Warren Skillman, Carolyn Kedersha and Michelle Chan	12	$8,130,000,000	8	$5,640,000,000	68		$16,457,000,000
	n/a	n/a	n/a	n/a	2	*	$703,000,000

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The Boston Company has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at The Boston Company. These conflicts may include, but are not limited to the fact that when a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another.

This disclosure statement is not intended to cover all of the conflicts that exist within The Boston Company, but rather to highlight the general categories of conflicts and the associated mitigating controls.

New Investment Opportunities. A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements.

If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation.

The Boston Company has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

Compensation. A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while Other Accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of Other Accounts. Similarly, if The Boston Company receives a performance-based advisory fee, the portfolio manager may favor that account, regardless of whether the performance of that account directly determines the portfolio manager's compensation.

The investment performance of specific accounts is not a factor in determining the portfolio manager's compensation.

Investment Objectives. Where different accounts managed by the same portfolio manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account.

To mitigate the conflict in this scenario The Boston Company has in place a restriction in the order management system and requires a written explanation from the portfolio manager before determining whether to lift the restriction. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Trading. A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that make subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

When a portfolio manager intends to trade the same security for more than one account, the policies of The Boston Company generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, The Boston Company will place the order in a manner intended to result in as favorable a price as possible for such client.

Personal Interest. A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in a mutual fund that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

All accounts with the same or similar investment objectives are part of a trading group. All accounts in a particular trading group are managed and traded identically taking into account client imposed restrictions or cash flows. As a result of this management and trading style an account in a trading group cannot be treated any differently than any other account in that trading group.

Outside Directorship. Employees may serve as directors, officers or general partners of certain outside entities after obtaining the appropriate approvals in compliance with the The Boston Company's Code of Conduct and Bank of New York Mellon Corporate Policy on Outside Directorships and Offices. However, in view of the potential conflicts of interest and the possible liability for The Boston Company, its affiliates and its employees, employees are urged to be cautious when considering serving as directors, officers or general partners of outside entities.

In addition to completing the reporting requirements set forth in the Bank of New York Mellon corporate policies, employees should ensure that their service as an outside director, officer or general partner does not interfere with the discharge of their job responsibilities and must recognize that their primary obligation is to complete their assigned responsibilities at The Boston Company in a timely manner.

Proxy Voting. Whenever The Boston Company owns the securities of client or prospective client in fiduciary accounts there is a potential conflict between the interests of the firm and the interests of the beneficiaries of client accounts.

Material conflicts of interest are addressed through the establishment of The Boston Company's parent company's Proxy Committee structure. It applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, The Boston Company engages a third party as an independent fiduciary to vote all proxies for Bank of New York Mellon securities and Fund securities.

Personal Trading. There is an inherent conflict where a portfolio manager manages personal accounts alongside client accounts. Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of The Boston Company's clients.

Subject to the The Boston Company's personal Securities Trading Policy, employees of The Boston Company may buy and sell securities which are recommended to its clients; however, no employee is permitted to do so (a) where such purchase or sale would affect the market price of such securities, or (b) in anticipation of the effect of such recommendation on the market price.

Consistent with the Securities Trading Policy relating to investment employees (which includes all access persons), approval will be denied for sales/purchases of securities for which investment transactions are pending and, at minimum, for two business days after transactions for the security were completed for client accounts. Portfolio managers are prohibited from trading in a security for seven days before and after transactions in that security are completed for client accounts managed by that portfolio manager.

Soft Dollars. It is the policy of The Boston Company to enter into soft-dollar arrangements in a manner which will ensure the availability of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and which will ensure that the firm meets its fiduciary obligations for seeking to obtain best execution for its clients. All soft dollar services are justified in writing by the user specifically noting how the service will assist in the investment decision making process and approved in advance by The Boston Company's Soft Dollar Committee.

Consultant Business. Many of The Boston Company's clients retain consulting firms to assist them in selecting investment managers. Some of these consulting firms provide services to both those who hire investment managers (i.e., clients) and to investment management firms. The Boston Company may pay to attend conferences sponsored by consulting firms and/or purchase services from consulting firms where it believes those services will be useful to it in operating its investment management business. The Boston Company does not pay referral fees to consultants.

Gifts. A potential conflict exists whenever investment personnel are offered gifts or entertainment by business associates that assist them in making or executing portfolio decisions or recommendations for client accounts.

The Boston Company's Code of Conduct sets forth broad requirements for accepting gifts and entertainment. The Boston Company's Gift Policy supplements the Code of Conduct and provides further clarification for employees. Gifts received with a face value under $100 may be accepted so long as they are not intended to influence. It is imperative that common sense and good judgment be used when accepting gifts in the course of business. For gifts accepted in accordance with the Gift Policy and the Bank of New York Mellon Code of Conduct with a face value over $100, The Boston Company has determined that it is in the best interest of the firm and its employees that any amount over $100 shall be donated to a 501(c)(3) charitable organization of the employee's choice.

CGTC

Compensation. SIMC pays CGTC a fee based on the assets under management of the International Equity and World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between CGTC and SIMC. CGTC pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the International Equity and World Equity Ex-US Funds. The following information relates to the period ended May 31, 2007.

At CGTC, portfolio managers and investment analysts are paid competitive salaries. In addition, they may receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses tied to investment results are calculated by comparing pre-tax total returns to relevant benchmarks over both the most recent year and a four-year rolling average with the greater weight placed on the four-year rolling average. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise.

The benchmarks used to measure performance of the portfolio managers for the World Equity Ex-US and International Equity Funds include, as applicable, an adjusted MSCI EAFE Index, an adjusted Lipper International Index, an adjusted MSCI Europe Index, a customized index based on the median results with respect to Europe from Callan Associates, Evaluation Associates and Frank Russell, an adjusted MSCI Japan Index and a customized index based on the information provided by various third party consultants.

Ownership of Fund Shares. As of the end of the International Equity and World Equity Ex-US Funds' most recently completed fiscal year, CGTC's portfolio managers did not beneficially own any shares of the International Equity and World Equity Ex-US Funds.

Other Accounts. As of May 31, 2007, in addition to the International Equity and World Equity Ex-US Funds, CGTC's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]
Manager Name	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
David Fisher	23 1*	$24,900,000,000 $1,200,000,000	30 n/a	$50,100,000,000 n/a	290 10*	$106,400,000,000 $5,300,000,000
Arthur Gromadzki	8 1*	$3,300,000,000 $1,200,000,000	9 n/a	$28,100,000,000 n/a	119 10*	$41,600,000,000 $4,800,000,000
Richard Havas	10 1*	$3,600,000,000 $1,200,000,000	22 n/a	$38,100,000,000 n/a	188 9*	$76,300,000,000 $3,500,000,000
Seung Kwak	8 1*	$3,300,000,000 $1,200,000,000	10 n/a	$28,200,000,000 n/a	155 18	$55,600,000,000 $9,900,000,000
Nancy Kyle	10 1*	$3,600,000,000 $1,200,000,000	17 n/a	$35,500,000,000 n/a	147 6*	$58,500,000,000 $2,800,000,000
John Mant	8 1*	$3,300,000,000 $1,200,000,000	13 n/a	$31,900,000,000 n/a	180 9*	$64,600,000,000 $4,200,000,000

	Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]
Manager Name	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Lionel Sauvage	10 1*	$3,600,000,000 $1,200,000,000	22 n/a	$46,600,000,000 n/a	291 25*	$110,300,000,000 $12,900,000,000
Nilly Sikorsky	10 1*	$3,600,000,000 $1,200,000,000	22 n/a	$44,500,000,000 n/a	385 47*	$138,700,000,000 $26,900,000,000
Rudolf Staehelin	10 1*	$3,600,000,000 $1,200,000,000	21 n/a	$44,400,000,000 n/a	272 22*	$95,700,000,000 $13,100,000,000

1  Assets noted represent the total net assets of registered investment companies collectively managed by portfolio managers and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.

2  Assets noted represent the total net assets of other pooled investment vehicles collectively managed by portfolio managers and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.

3  Assets noted represent the total net assets of Other Accounts collectively managed by portfolio managers and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.

4  Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

*  Accounts listed above (a subset of the total number of accounts) are subject to a performance-based advisory fee.

CGTC has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager's management of the International Equity and World Equity Ex-US Funds and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. For example, CGTC manages assets for clients that may be (or be affiliated with) a publicly traded company that could be eligible for purchase in client accounts. In addition, in allocating investment opportunities amongst multiple client accounts, potential conflicts could arise if there are differences in fee structures. In the case of proxy voting for client accounts, it is possible that a client may be (or be affiliated with) a portfolio company that is the subject of a proxy vote or a shareholder sponsoring a proposal or resolution that is subject to a shareholder vote. While there is no guarantee that such policies and procedures will be effective in all cases, CGTC believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

David J. Greene

Compensation. SIMC pays David J. Greene a fee based on the assets under management of the Small Cap Fund as set forth in an investment sub-advisory agreement between David J. Greene and SIMC. David J. Greene pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Fund. The following information relates to the period ended May 31, 2007.

The firm's compensation structure includes base salary, incentive compensation and special compensation bonus to reward superior individual achievement. In addition, principals participate in the firm's profitability. Bonuses are based on a subjective evaluation by Michael C. Greene and Benjamin H. Nahum, and are calculated as follows:

Portfolio Managers:  Bonus based on performance of accounts and client retention.

Analysts:  Bonus based on accuracy of buy and sell recommendations, volume of research activity, and any other contributions to the investment process as determined by the portfolio manager.

Traders:  Bonus based upon trade execution.

Marketers/Client Service:  Bonus based upon new business and client retention.

The firm rewards and motivates its employees through ownership of the firm, as it is privately held. As individuals grow in their contributions, they are rewarded with increasingly greater percentages of the firm.

Ownership of Fund Shares. As of the end of the Small Cap Fund's most recently completed fiscal year, the portfolio managers did not beneficially own any shares of the Small Cap Fund.

Other Accounts. As of May 31, 2007, in addition to the Small Cap Fund, the portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Benjamin H. Nahum	n/a	n/a	1	$181,400,000	31		$1,797,800,000
Michael C. Greene	n/a	n/a	n/a	n/a	248		$1,107,400,000
	n/a	n/a	n/a	n/a	1	*	$122,000,000

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts managed by David J. Greene's portfolio managers include those referenced above. The Other Accounts might have similar investment objectives as the Small Cap Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small Cap Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, David J. Greene does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, David J. Greene believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small Cap Fund. Because of their positions with the Small Cap Fund, the portfolio managers know the size, timing, and possible market impact of Small Cap Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small Cap Fund. However, David J. Greene has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small Cap Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small Cap Fund. This conflict of interest may be exacerbated to the extent that David J. Greene or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts from the Small Cap Fund. Notwithstanding this theoretical conflict of interest, it is David J. Greene's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, David J. Greene has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Account securities that differ in identity or quantity from securities bought for the Fund, such securities might not be suitable for the Small Cap Fund given its investment objectives and related restrictions.

Deutsche

Compensation. SIMC pays Deutsche a fee based on the assets under management of the Real Return Plus Fund as set forth in an investment sub-advisory agreement between Deutsche and SIMC. Deutsche pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Real Return Plus Fund. The following information relates to the period ended May 31, 2007.

The Real Return Plus Fund has been advised that Deutsche seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder's and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, Deutsche uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, Deutsche considers a number of quantitative and qualitative factors such as:

(i)  DWS Scudder performance and the performance of Deutsche Asset Management; and (ii) quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and an appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, Deutsche assesses compliance, risk management and teamwork skills.

Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of Deutsche, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, Deutsche analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Ownership of Fund Shares. As of May 31, 2007, the portfolio managers did not beneficially own any shares of the Real Return Plus Fund.

Other Accounts. As of May 31, 2007, in addition to the Real Return Plus Fund, the portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager**	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Robert Wang	33	$14,343,969,397	8		$341,243,379	38		$7,084,167,397
	n/a	n/a	1	*	188,365,614	1	*	$5,997,254
Thomas Picciochi	5	$3,753,572,712	6		$298,626,526	7		$153,346,152
	n/a	n/a	1	*	188,365,614	1	*	$5,997,254
Bill Chepolis	16	$9,301,288,568	n/a		n/a	n/a		n/a
	n/a	n/a	n/a		n/a	n/a		n/a
Mathew MacDonald	15	$9,301,288,568	n/a		n/a	n/a		n/a
	n/a	n/a	n/a		n/a	n/a		n/a

*  Accounts listed above are subject to a performance-based advisory fee.

**  In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Real Return Plus Fund. Deutsche has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the funds and other client accounts.

Conflicts of Interest. In addition to managing the assets of the Real Return Plus Fund, the Real Return Plus Fund's portfolio managers may have responsibility for managing other client accounts of Deutsche or its affiliates. The tables above show, for each portfolio manager, the number and asset size of (i) SEC registered investment companies (or series thereof) other than the Real Return Plus Fund, (ii) pooled investment vehicles that are not registered investment companies and (iii) Other Accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Real Return Plus Fund's most recent fiscal year end.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

  (i)  Certain investments may be appropriate for the Real Return Plus Fund and also for other clients advised by Deutsche, including other client accounts managed by the Real Return Plus Fund's portfolio management team. Investment decisions for the Real Return Plus Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of Deutsche may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Real Return Plus Fund may differ from the results achieved for other clients of Deutsche. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by Deutsche to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Real Return Plus Fund. Purchase and sale orders for the Real Return Plus Fund may be combined with those of other clients of Deutsche in the interest of achieving the most favorable net results to the Real Return Plus Fund and the other clients.

  (ii)  To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. Deutsche attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

  (iii)  In some cases, an apparent conflict may arise where Deutsche has an incentive, such as a performance-based fee, in managing one account and not with respect to Other Accounts it manages. Deutsche will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, Deutsche has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

  (iv)  Deutsche and its affiliates and the investment team of the Real Return Plus Fund manage other mutual funds and separate accounts on a long-only basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. Deutsche has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by the Real Return Plus Fund's portfolio management team. Deutsche and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, Deutsche is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of Deutsche's advisory clients. Deutsche has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Real Return Plus Fund's Board.

DMC

Compensation. SIMC pays DMC a fee based on the assets under management of the Large Cap Diversified Alpha, Small/Mid Cap Equity, Small Cap and Large Cap Funds as set forth in an investment sub-advisory agreement between DMC and SIMC. DMC pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Diversified Alpha, Small/Mid Cap Equity, Small Cap and Large Cap Funds. The following information relates to the period ended May 31, 2007. Each portfolio manager's compensation consists of the following:

Base Salary. Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

In addition, each team member is entitled to certain payments in the nature of reimbursement payable in three installments.

Bonus.  Emerging Growth Team Each named portfolio manager is eligible to receive an annual cash bonus. The amount available in the bonus pool is based on the management team's assets under management minus any expenses associated with product and investment management team. Certain portfolio managers may receive a guaranteed quarterly payment of a portion of this bonus. The distribution of the bonus pool to individual team members is determined within the discretion of Delaware.

The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate direct expenses associated with this product and the investment management team) create the "bonus pool" for a product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor are the performance of the funds managed relative to the appropriate Lipper peer groups and the performance of the institutional composite relative to the appropriate index. Performance is measured as the result of one's standing in the Lipper peer groups on a one-year, three-year and five-year basis. Three-year and five-year performance are weighted more heavily and there is no objective award for a fund that falls below the 50th percentile for a given time period. There is a sliding scale for performance achievements above the 50th percentile.

Focus Growth Team Each named portfolio manager is eligible to receive an annual cash bonus, which is based upon quantitative and qualitative factors. Generally of the total potential cash compensation for a portfolio manager, 50% or more is in the form of a bonus and is therefore at risk. The total amount available for payment of bonuses is based on the revenues associated with the products managed by the Focus Growth Team. The amount of this "bonus pool" is determined by taking a pre-determined percentage of such revenues (minus appropriate expenses associated with this product and the investment management team).

Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The subjective portion of the pool is allocated to team members within the discretion of senior management. There is a minimum guaranteed fixed payout amount associated with this portion of the pool for the years ending December 31, 2005 and December 31, 2006.

The allocation of the remaining 50% of the pool is based upon objective factors. Performance is measured as a result of the team's standing relative to a large cap growth composite of a nationally recognized publicly available database, for five successive calendar years. Performance rankings are in quartiles as follows: top decile, top quartile, second quartile, third quartile and bottom quartile. An average is taken of the five year relative performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out. To the extent there was less than a complete payout of the "objective" portion of the bonus pool over the previous five years, there is an opportunity to recoup these amounts if the multiplier is in excess of 100% in the discretion of senior management.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

In addition, there is a potential one-time value creation payment that may be allocated on or about December 31, 2009 to the extent the value added by the team exceeds the relative value of their holdings in the Delaware Investments U.S. Stock Option Plan. This amount, if any, would be paid out to the team under a deferred compensation arrangement. The value creation payment, if any, would be paid out to individual team members in proportion to the shares granted to that team member under the Plan.

Deferred Compensation. Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

Stock Option Incentive Plan/Equity Compensation Plan. Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms of the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or "non-qualified" stock options). In addition, certain managers may be awarded restricted stock units, or "performance shares", in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln National Corporation.

Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln's Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln's achievement of certain performance goals relative to a pre-determined peer group.

Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Fund Shares. As of the end of the Large Cap Diversified Alpha, Small/Mid Cap Equity, Small Cap and Large Cap Funds' most recently completed fiscal year, DMC's portfolio managers did not beneficially own any shares of the Small/Mid Cap Equity, Small Cap and Large Cap Funds.

Other Accounts. As of May 31, 2007, in addition to the Large Cap Diversified Alpha, Small/Mid Cap Equity, Small Cap and Large Cap Funds, DMC's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts**
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Marshall T. Bassett	18 n/a	$3,700,000,000 n/a	1 n/a	$4,500,000 n/a	23 1*	$1,100,000,000 $107,400,000
Stephen P. Lampe	18 n/a	$3,700,000,000 n/a	1 n/a	$4,500,000 n/a	13 1*	$1,100,000,000 $107,400,000
Lori Wachs	18 n/a	$3,700,000,000 n/a	1 n/a	$4,500,000 n/a	14 1*	$1,100,000,000 $107,400,000
Steven G. Catricks	18 n/a	$3,700,000,000 n/a	1 n/a	$4,500,000 n/a	12 1*	$1,100,000,000 $107,400,000
Barry S. Gladstein	18 n/a	$3,700,000,000 n/a	1 n/a	$4,500,000 n/a	13 1*	$1,100,000,000 $107,400,000
Christopher M. Holland	18 n/a	$3,700,000,000 n/a	1 n/a	$4,500,000 n/a	17 1*	$1,100,000,000 $107,400,000
Rudy D. Torrijos	18 n/a	$3,700,000,000 n/a	1 n/a	$4,500,000 n/a	12 1*	$1,100,000,000 $107,400,000
Liu-Er Chen	20 n/a	$5,000,000,000 n/a	1 n/a	$4,500,000 n/a	14 1*	$1,100,000,000 $107,400,000
Michael S. Tung	18 n/a	$3,700,000,000 n/a	1 n/a	$4,500,000 n/a	13 1*	$1,100,000,000 $107,400,000

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts**
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jeffrey S. Van Harte	19 n/a	$4,700,000,000 n/a	n/a n/a	n/a n/a	56 2*	$10,400,000,000 $702,700,000
Christopher J. Bonavico	20 n/a	$4,600,000,000 n/a	n/a n/a	n/a n/a	56 2*	$10,400,000,000 $702,700,000
Daniel J. Prislin	19 n/a	$4,700,000,000 n/a	n/a n/a	n/a n/a	57 2*	$10,400,000,000 $702,700, 000
Christopher M. Ericksen	19 n/a	$4,700,000,000 n/a	n/a n/a	n/a n/a	58 2*	$10,400,000,000 $702,700,000

*  Accounts listed above are subject to a performance-based advisory fee.

**  Any accounts managed in a personal capacity appear under "Other Accounts" along with other accounts managed on a professional basis. The personal account information is current as of the most recent calendar quarter-end for which account statements are available.

Conflicts of Interest. Individual portfolio managers may perform investment management services for Other Accounts similar to those provided to the Large Cap Diversified Alpha, Small/Mid Cap Equity, Small Cap and Large Cap Funds and the investment action for each account may differ. For example, one account may be selling a security, while another account may be purchasing or holding the same security. As a result, transactions executed for one account may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts. A portfolio manager may discover an investment opportunity that may be suitable for more than one account. The investment opportunity may be limited, however, so that all accounts for which the investment would be suitable may not be able to participate. DMC has adopted procedures designed to allocate investments fairly across multiple accounts.

Some of the accounts managed by the portfolio managers have performance-based fees. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of Other Accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager's management of personal accounts also may present certain conflicts of interest. While DMC's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

EMM

Compensation.  SIMC pays EMM a fee based on the assets under management of the Emerging Markets Equity Fund as set forth in an investment sub-advisory agreement between EMM and SIMC. EMM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity Fund. The following information relates to the period ended May 31, 2007.

EMM compensates all full-time employees, including portfolio managers, in the form of a base salary plus bonus, as well as via a profit sharing plan out of which EMM makes matching contributions to a 401(k) plan. The bonus pool is based on EMM's annual pre-tax profits and is allocated by its Managing Directors with the input of various managers on the basis of each person's individual contribution to EMM. There is no fixed formula that compensates staff members directly for asset growth, investment performance, or other factors, and compensation is not directly tied to a published or private benchmark. In addition, all of EMM's portfolio managers either have acquired or are in the process of acquiring ownership of a profits interest in EMM.

Ownership of Fund Shares. As of the end of the Emerging Markets Equity Fund's most recently completed fiscal year, EMM's portfolio managers did not beneficially own any shares of the Emerging Markets Equity Fund.

Other Accounts. As of May 31, 2007, EMM's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Antoine van Agtmael	n/a n/a	n/a n/a	10 2*	$4,888,131,782 $1,209,111,313	17 15*	$6,135,570,514 $10,343,152,813
Felicia Morrow	n/a n/a	n/a n/a	7 2*	$3,627,246,917 $1,209,111,313	17 15*	$6,135,570,514 $10,343,152,813
John Niepold	n/a n/a	n/a n/a	7 1*	$4,757,657,332 $1,181,287,260	17 14*	$6,135,570,514 $9,515,667,389
Dobrinka Cidroff	n/a n/a	n/a n/a	5 1*	$3,527,048,932 $1,181,287,260	17 14*	$6,135,570,514 $9,515,667,389
Peter Trofimenko	n/a n/a	n/a n/a	5 1*	$3,527,048,932 $1,181,287,260	17 14*	$6,135,570,514 $9,515,667,389
Rita Lun	n/a n/a	n/a n/a	6 1*	$3,557,325,397 $1,181,287,260	17 14*	$6,135,570,514 $9,515,667,389

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Emerging Markets Equity Fund and Other Accounts managed by EMM's portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Notwithstanding these potential conflicts of interest, it is EMM's policy to manage each account based on its investment objectives and related restrictions. EMM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.

First Quadrant

Compensation. SIMC pays First Quadrant a fee based on the assets under management of the Real Return Plus Fund as set forth in an investment sub-advisory agreement between First Quadrant and SIMC. First Quadrant pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Real Return Plus Fund. The following information relates to the period ended May 31, 2007.

First Quadrant compensates its investment professionals based upon a combination of performance factors, including the relative investment performance of the strategies they help to manage and their accomplishments and productivity in terms of achieving annual goals. There is no single employee of First Quadrant who acts as a sole portfolio manager, rather there is a team of investment professionals who manage the investment strategy used in the Real Return Plus Fund's portfolio. Compensation levels, including annual performance bonuses, profit sharing, deferred compensation arrangements and ownership equity in First Quadrant are determined by the senior management team. In addition to individual performance, overall firm performance and pre-tax revenues carries an important weight in the decision as well. First Quadrant implements a compensation policy specifically designed to attract and retain high caliber investment professionals as evidenced by the experience and background of the investment team and the low turnover rate of its members.

Ownership of Fund Shares. As of May 31, 2007, the Real Return Plus Fund has not commenced operations. Accordingly, the portfolio managers did not beneficially own any shares of the Real Return Plus Fund.

Other Accounts. As of May 31, 2007, in addition to the Real Return Plus Fund, the portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Max Darnell	2	$87,942,076	10		$1,247,394,649	23		$13,890,450,050
	n/a	n/a	4	*	$769,262,023	14	*	$7,599,656,407
Ken Ferguson	2	$87,942,076	10		$1,247,394,649	23		$13,890,450,050
	n/a	n/a	4	*	$769,262,023	14	*	$7,599,656,407
Dori Levanoni	2	$87,942,076	10		$1,247,394,649	23		$13,890,450,050
	n/a	n/a	4	*	$769,262,023	14	*	$7,599,656,407
Todd Miller	2	$87,942,076	10		$1,247,394,649	23		$13,890,450,050
	n/a	n/a	4	*	$769,262,023	14	*	$7,599,656,407

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. First Quadrant is aware that conflicts of interest may arise and that every effort should be made to prevent them. Should they develop, they must be corrected immediately. We consider conflicts of interest, among other things, to be circumstances that would (i) compromise the impartiality and integrity of the services we provide, (ii) disadvantage a Client relative to other clients and (iii) create an advantage for the firm over a Client, or for one Client over another. The firm's structure and business activities are of a nature such that the potential for conflicts of interest has been minimized. Detailed information about First Quadrant is disclosed in its Form ADV, specifically in Part II; however, we would like to highlight the following: First Quadrant's investment approach is quantitative in nature. Computer models are the primary source of trading decisions and, although monitored daily, are not exposed to the levels of "subjectivity" risk that decisions made by individuals would be. Order aggregation and trade allocation are made on an objective basis and according to preset computerized allocations and standardized exceptions. The methodologies would normally consist of pro-rata or percentage allocation. The firm maintains and enforces personal trading policies and procedures, which have been designed to minimize conflicts of interest between client and employee trades.

INTECH

Compensation. SIMC pays INTECH a fee based on the assets under management of the Large Cap Diversified Alpha, Large Cap Disciplined Equity and Large Cap Funds as set forth in an investment sub-advisory agreement between INTECH and SIMC. INTECH pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Diversified Alpha, Large Cap Disciplined Equity and Large Cap Funds. The following information relates to the period ended May 31, 2007.

For managing the Large Cap Diversified Alpha, Large Cap Disciplined Equity and Large Cap Funds and all Other Accounts, the portfolio managers receive base pay in the form of a fixed annual salary paid by INTECH, and which is not based on performance or assets of the Large Cap Diversified Alpha, Large Cap Disciplined Equity and Large Cap Funds or Other Accounts. The portfolio managers are also eligible for a cash bonus as determined by INTECH. This bonus is not based on performance or assets of the Large Cap Diversified Alpha, Large Cap Disciplined Equity and Large Cap Funds or Other Accounts; rather it is based on overall corporate performance and individual contribution. The portfolio managers, as part owners of INTECH, also receive compensation by virtue of their ownership interest in INTECH.

Some of the portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with the Janus Executive Income Deferral Program.

Ownership of Fund Shares. As of the end of the Large Cap Diversified Alpha, Large Cap Disciplined Equity and Large Cap Funds' most recently completed fiscal year, the portfolio managers did not beneficially own any shares of the Large Cap Diversified Alpha, Large Cap Disciplined Equity and Large Cap Funds.

Other Accounts. As of May 31, 2007, in addition to the Large Cap Diversified Alpha, Large Cap Disciplined Equity and Large Cap Funds, INTECH's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
E. Robert Fernholz, David E. Hurley, Cary Maguire and Joseph Runnels	16 1*	$6.909,428,816 $182,797,716*	34 n/a	$14,350,719,623 n/a	363 47*	$50,526,575,267 $10,438,037,548*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. As shown in the table above, INTECH's portfolio managers may manage Other Accounts with investment strategies similar to the Large Cap Diversified Alpha, Large Cap Disciplined Equity and Large Cap Funds. Fees earned by INTECH may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in Other Accounts outperforming the Large Cap Disciplined Equity, Large Cap Diversified Alpha and Large Cap Funds.

A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Large Cap Disciplined Equity, Large Cap Diversified Alpha and Large Cap Funds.

INTECH believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, INTECH generates regular daily trades for all of its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

Fuller & Thaler.

Compensation. SIMC pays Fuller & Thaler a fee based on the assets under management of the International Equity and World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between Fuller & Thaler and SIMC. Fuller & Thaler pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the International Equity and World Equity Ex-US Funds. The following information relates to the period ended May 31, 2007.

Investment professionals involved in the management of Fuller & Thaler's international strategies are paid a base salary plus an annual bonus. The annual bonus is allocated based on overall firm performance (asset growth, revenues and relative investment performance) as well as the performance of the portfolio overseen by the professional. Performance is evaluated annually. Fuller & Thaler uses no formula to determine bonus amounts.

Ownership of Fund Shares. As of the end of the International Equity and World Equity Ex-US Funds' most recently completed fiscal year, Fuller & Thaler's portfolio managers did not beneficially own any shares of the International Equity and World Equity Ex-US Funds.

Other Accounts. As of May 31, 2007, in addition to the International Equity and World Equity Ex-US Funds, Fuller & Thaler's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Joseph Leung	n/a	n/a	2	$391,100,000	6	$828,500,000

*  Some of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the International Equity and World Equity Ex-US Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts managed by Fuller & Thaler's portfolio managers include several international equity separate accounts and two pooled investment vehicles. The Other Accounts might have similar investment objectives as the International Equity and World Equity Ex-US Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the International Equity and World Equity Ex-US Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Fuller & Thaler does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Fuller & Thaler believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the International Equity and World Equity Ex-US Funds. Because of their positions with the International Equity and World Equity Ex-US Funds, the portfolio managers know the size, timing, and possible market impact of International Equity and World Equity Ex-US Funds' trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the International Equity and World Equity Ex-US Funds. However, Fuller & Thaler has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the International Equity and World Equity Ex-US Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the International Equity and World Equity Ex-US Funds. This conflict of interest may be exacerbated to the extent that Fuller and Thaler or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than from the International Equity and World Equity Ex-US Funds. Notwithstanding this theoretical conflict of interest, it is Fuller and Thaler's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Fuller and Thaler has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the International Equity and World Equity Ex-US Funds, such securities might not be suitable for the International Equity and World Equity Ex-US Funds given their investment objectives and related restrictions.

GSAM

Compensation. SIMC pays GSAM a fee based on the assets under management of the Large Cap Fund as set forth in an investment sub-advisory agreement between GSAM and SIMC. GSAM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Fund. The following information relates to the period ended May 31, 2007.

GSAM's Growth Team's compensation package for their portfolio managers is comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team's pre-tax performance for their clients and the Growth Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures its performance on a market cycle basis which is typically measured over a three- to seven-year period, rather than being focused on short-term gains in its strategies or short-term contributions from a portfolio manager in any given year.

The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the Team's performance exceeded performance benchmarks over a market cycle; (3) the consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process.

The Growth Team also considers each portfolio manager's individual performance, his or her contribution to the overall performance of the strategy long-term and his/her ability to work as a member of the Growth Team.

The Growth Team's decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co. and anticipated compensation levels among competitor firms.

Other Compensation. In addition to base salary and a performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including: (i) a 401(k) program that enables employees to direct a percentage of their pre-tax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pre-tax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman, Sachs & Co.'s overall financial performance.

Ownership of Fund Shares. As of the end of the Large Cap Fund's most recently completed fiscal year, GSAM's portfolio managers did not beneficially own any shares of the Large Cap Fund.

Other Accounts. As of May 31, 2007, in addition to the Fund, GSAM's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Gregory H. Ekizian, David G. Shell and Steven M. Barry	22 —	$9,458,845,524 —	1 —	$10,536,260 —	373 14*	$18,981,069,873 $2,979,263,739

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. GSAM's portfolio managers are often responsible for managing one or more funds, as well as Other Accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Large Cap Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition,

GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Due to GSAM internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of funds for which they have primary responsibility.

Highland Capital

Compensation. SIMC pays Highland Capital a fee based on the assets under management of the Enhanced Income Fund as set forth in an investment sub-advisory agreement between Highland Capital and SIMC. Highland Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Enhanced Income Fund. The following information relates to the period ended May 31, 2007.

Highland Capital's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors including the relative performance of a portfolio manager's underlying account, the combined performance of the portfolio manager's underlying accounts, and the relative performance of the portfolio manager's underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland Capital, such as its "Option It Plan" and its "Long-Term Incentive Plan," described below.

Base Compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Option It Plan. The purpose of the Option It Plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly compensated employees of Highland Capital so as to promote the success of Highland Capital.

Long-Term Incentive Plan. The purpose of the Long-Term Incentive Plan is to create positive morale and teamwork, to attract and retain key talent, and to encourage the achievement of common goals. The Long-Term Incentive Plan seeks to reward participating employees based on the increased value of Highland Capital through the use of Long-Term Incentive Units.

Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm.

Ownership of Fund Shares. As of May 31, 2007, the Enhanced Income Fund had not commenced operations. Accordingly, Highland Capital's portfolio manager did not beneficially own any shares of the Enhanced Income Fund.

Other Accounts. As of May 31, 2007, Highland Capital's portfolio manager was responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mark Okada	14 n/a	$9,436,000,000 n/a	31 25*	$22,650,000,000 $20,652,000,000	n/a n/a	n/a n/a

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. Highland Capital has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. Highland Capital has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, Highland Capital furnishes advisory services to numerous clients in addition to the Enhanced Income Fund, and Highland Capital may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to Highland Capital or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Enhanced Income Fund. Although investment decisions for the Enhanced Income Fund are made independently from those of such other accounts, the investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Enhanced Income Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. In addition, Highland Capital, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale Highland Capital recommends to the Enhanced Income Fund. Actions with respect to securities of the same kind may be the same as or different from the action that Highland Capital, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, Highland Capital may refrain from rendering any advice or services concerning securities of companies of which any of Highland Capital's (or its affiliates') partners, directors, officers or employees are directors or officers, or companies as to which Highland Capital or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, Highland Capital includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

Highland Capital, its affiliates or their partners, directors, officers and employees similarly serve or may serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Enhanced Income Fund. As a result, Highland Capital will face conflicts in the allocation of investment opportunities to the Enhanced Income Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, Highland Capital will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Enhanced Income Fund and such other clients or may involve a rotation of opportunities among the Enhanced Income Fund and such other clients.

While Highland Capital does not believe there will be frequent conflicts of interest, if any, Highland Capital and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between Highland Capital's fiduciary obligations to the Enhanced Income Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Enhanced Income Fund and such other clients. An investment opportunity that is suitable for multiple clients of Highland Capital and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that Highland Capital's or its affiliates' efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Enhanced Income Fund. Not all conflicts of interest can be expected to be resolved in favor of the Enhanced Income Fund.

ING IM

Compensation. SIMC pays ING IM a fee based on the assets under management of the Emerging Markets Debt and Core Fixed Income Funds as set forth in an investment sub-advisory agreement between ING IM and SIMC. ING IM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Debt and Core Fixed Income Funds. The following information relates to the period ended May 31, 2007.

For the portfolio managers of the Emerging Markets Debt and Core Fixed Income Funds, compensation consists of: (a) a fixed base salary; (b) a bonus which is based on ING IM performance, three- and five-year pre-tax performance of the accounts the portfolio manager is primarily and jointly responsible for relative to account benchmarks (EM Bond Index, Global Diversified and Lehman Aggregate Bond Index) and peer universe performance, as well as revenue growth of the accounts he is responsible for; and (c) long-term equity awards tied to the performance of the parent company, ING Groep.

Portfolio managers are eligible to participate in an annual incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices and, where applicable, peer groups to appropriately determine requirements for each investment team. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one- and three-year periods and year-to-date net cash flow (ex-market movement) for all accounts managed by the team. The results for overall scorecards are calculated on an asset-weighted performance basis of the individual team scorecards.

Investment professionals' performance measures for bonus determinations are weighted with 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance shares.

Portfolio managers may be eligible to participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio managers participate in ING's Pension and Retirement Plans, which do not discriminate in favor of portfolio managers or a group of employees that includes portfolio managers and are available generally to all salaried employees.

Ownership of Fund Shares. As of the end of the Emerging Markets Debt and Core Fixed Income Funds' most recently completed fiscal year, ING IM's portfolio managers did not beneficially own any shares of the Emerging Markets Debt and Core Fixed Income Funds.

Other Accounts. As of May 31, 2007, in addition to the Emerging Markets Debt and Core Fixed Income Funds, ING IM's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Daniel Eustaquio*	3	$274,000,000	11		$8,601,000,000	1		$204,000,000
Gorky Urquieta*	3	$274,000,000	11		$8,601,000,000	1		$204,000,000
James B. Kauffmann	44	$7,198,708,378	24		$4,388,527,919	32		$9,600,271,175
(Core Fixed Income Fund)	n/a	n/a	1	**	$330,076,913	1	**	$52,670,202

*  The portfolio managers collectively manage each account reflected above.

**  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Emerging Markets Debt and Core Fixed Income Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts managed by ING IM's portfolio managers include separately managed institutional accounts, European mutual funds, collective trust funds and hedge funds. The Other Accounts might have similar investment objectives as the Emerging Markets Debt and Core Fixed Income Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Emerging Markets Debt and Core Fixed Income Funds. While the portfolio managers' management of the Other Accounts may give rise to the following potential conflicts of interest, ING IM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, ING IM believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Emerging Markets Debt and Core Fixed Income Funds. Because of their positions with the Emerging Markets Debt and Core Fixed Income Funds, the portfolio managers know the size, timing, and possible market impact of Emerging Markets Debt and Core Fixed Income Funds' trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the Other Accounts they manage and to the possible detriment of the Emerging Markets Debt and Core Fixed Income Funds. However, ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Emerging Markets Debt and Core Fixed Income Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Accounts over the Emerging Markets Debt and Core Fixed Income Funds. This conflict of interest may be exacerbated to the extent that ING IM or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than from the Emerging Markets Debt and Core Fixed Income Funds. Notwithstanding this potential conflict of interest, it is ING IM's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Emerging Markets Debt and Core Fixed Income Funds, such securities might not be suitable for the Emerging Markets Debt and Core Fixed Income Funds given their investment objectives and related restrictions.

Finally, a potential conflict of interest may arise because the investment mandates for certain Other Accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where Other Accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the Other Accounts to avoid harm to the Emerging Markets Debt and Core Fixed Income Funds.

Integrity

Compensation. SIMC pays Integrity a fee based on the assets under management of the Small/Mid Cap Equity and Small Cap Funds as set forth in an investment sub-advisory agreement between Integrity and SIMC. Integrity pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity and Small Cap Funds. The following information relates to the period ended May 31, 2007.

Integrity's compensation policy is designed to compensate employees based on their contributions to the firm and Integrity's clients. Total compensation includes base salaries and bonuses consistent with investment management industry standards. Bonuses are determined by team performance, individual performance and contribution to the firm's business objectives. Professionals are formally evaluated on an annual basis (December/January) on a variety of function-specific goals and criteria based on a combination of desired individual and firm achievements. At that time, the annual bonus is determined by the firm's Board of Managers.

In addition, all members of the investment team either have or are on track to have direct equity or "phantom stock" equivalent ownership in the firm.

Ownership of Fund Shares. As of the end of the Small/Mid Cap Equity and Small Cap Funds' most recently completed fiscal year, Integrity's portfolio managers did not beneficially own any shares of the Small/Mid Cap Equity and Small Cap Funds.

Other Accounts. As of May 31, 2007, in addition to the Small/Mid Cap Equity and Small Cap Funds, Integrity's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Portfolio Management Team (Daniel G.Bandi, Daniel J, DeMonica, Adam J. Friedman, Joe A. Gilbert, J. Bryan Tinsley and William H. McNett)	1	$215,705,074.40	n/a	n/a	96		$2,325,494,884.19
					1	*	$46,831,141.80

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small/Mid Cap Equity and Small Cap Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts managed by Integrity's portfolio managers include registered investment company, pooled vehicles and other separately managed institutional accounts. The Other Accounts might have similar investment objectives to the Small/Mid Cap Equity and Small Cap Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small/Mid Cap Equity and Small Cap Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Integrity does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Integrity believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small/Mid Cap Equity and Small Cap Funds. Because of their positions with the Small/Mid Cap Equity and Small Cap Funds, the portfolio managers know the size, timing and possible market impact of Small/Mid Cap Equity and Small Cap Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small/Mid Cap Equity and Small Cap Funds. However, Integrity has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small/Mid Cap Equity and Small Cap Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small/Mid Cap Equity and Small Cap Funds. This conflict of interest may be exacerbated to the extent that Integrity or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than from the Small/Mid Cap Equity and Small Cap Funds. Notwithstanding this theoretical conflict of interest, it is Integrity's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Integrity has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Account securities that differ in identity or quantity from securities bought for the Small/Mid Cap Equity and Small Cap Funds, such securities might not be suitable for the Small/Mid Cap Equity and Small Cap Funds given their investment objectives and related restrictions.

Janus

Compensation. SIMC pays Janus a fee based on the assets under management of the Small/Mid Cap Equity and Small Cap Funds as set forth in an investment sub-advisory agreement between Janus and SIMC.

Janus pays its portfolio managers out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity and Small Cap Funds. The following describes the structure and method of calculating William H. Bales, Chad Meade and Brian A. Schaub's compensation as of May 31, 2007.

Portfolio Managers and, if applicable, co-portfolio managers ("portfolio manager" or "portfolio managers") are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group Inc. ("JCGI") restricted stock, stock options and a cash-deferred award that is credited with income, gains and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is based on pre-tax performance of the Managed Funds.

Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds' performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. The compensation determined from the Managed Funds' performance is then allocated to the respective portfolio manager(s).

A portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus Capital based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

Analyst Variable Compensation: If a portfolio manager also has analyst responsibilities, then such portfolio manager is eligible to participate in a discretionary analyst team pool. The aggregate compensation available under the analyst team pool is derived from a formula tied to a combination of the aggregate fund-weighted and asset-weighted Lipper peer group performance ranking of certain Janus mutual funds for one- and three-year rolling periods, subject to a reduction in the event of absolute negative performance. The analyst team pool is then allocated among the eligible analysts at the discretion of Janus Capital based on factors which may include performance of investment recommendations, individual and team contributions, scope of coverage, and other subjective criteria.

Portfolio managers may elect to defer payment of a designated percentage of fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

The following describes the structure and method of calculating Paul Berg, Eileen Hoffmann, Scott Stutzman and Philip Cody Wheaton's compensation as of May 31, 2007.

Research analysts are compensated for their responsibilities as analysts and for their management and leadership roles with respect to the account and any other funds, portfolios, or accounts for which they have responsibilities through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary based on factors such as scope of responsibility, tenure and long-term performance.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group Inc. ("JCGI") restricted stock, stock options and a cash-deferred award that is credited with income, gains, and losses based on the performance of selected Janus mutual fund investments). Variable compensation is based on pre-tax performance of the Janus mutual funds.

Research analysts are eligible for variable compensation through participation in compensation pools related to portfolio performance and various levels of team contributions to that performance. Aggregate compensation available in each pool is derived from a formula tied to the aggregate asset- weighted and/or fund-weighted Lipper peer group performance ranking of certain Janus mutual funds for one- and three-year periods, subject to a reduction in the event of absolute negative performance. Aggregate compensation in each pool is allocated among the eligible respective participants at the discretion of Janus based on factors which may include performance of investment recommendations, individual and team contributions, scope of coverage, and subjective criteria. For certain compensation pools, no performance compensation is paid to any team member if the team's aggregate asset-weighted performance for the one- or three-year periods does not meet or exceed a certain ranking.

The Funds' Lipper peer group for compensation purposes is the Lipper Small Cap Growth.

Ownership of Fund Shares. As of May 31, 2007, William H. Bales, Chad Meade, Brian A. Schaub, Paul Berg, Eileen Hoffmann, Scott Stutzman and Philip Cody Wheaton did not beneficially own any shares of the Small/Mid Cap Equity and Small Cap Funds.

Other Accounts. As of May 31, 2007, in addition to the Small/Mid Cap Equity and Small Cap Funds, Janus' portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
William H. Bales	3	$1,767,395,752	n/a	n/a	1		$1,269,307
					1	*	$114,879,593
Chad Meade	2	$117,876,710	n/a	n/a	n/a		n/a
Brian A. Schaub	2	$117,876,710	n/a	n/a	n/a		n/a
Paul Berg	n/a	n/a	n/a	n/a	n/a		n/a
Eileen Hoffmann	n/a	n/a	n/a	n/a	n/a		n/a
Scott Stutzman	n/a	n/a	n/a	n/a	n/a		n/a
Philip Cody Wheaton	n/a	n/a	n/a	n/a	n/a		n/a

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests.  As shown in the table above, certain portfolio managers may manage other accounts with investment strategies similar to the Funds. Those other accounts may include other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts. Fees earned by Janus Capital may vary among these accounts, and certain of these accounts may have a greater impact on their compensation than others. In addition, certain portfolio managers may also have roles as research analysts for one or more Janus funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

JPMIM

Compensation. SIMC pays JPMIM a fee based on the assets under management of the High Yield Bond Fund as set forth in an investment sub-advisory agreement between JPMIM and SIMC. JPMIM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the High Yield Bond Fund. The following information relates to the period ended May 31, 2007.

JPMIM's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMIM's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios each portfolio manager manages.

Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one-, three- and five-year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Ownership of Fund Shares. As of the end of the High Yield Bond Fund's most recently completed fiscal year, JPMIM's portfolio managers did not beneficially own any shares of the High Yield Bond Fund.

Other Accounts. As of May 31, 2007, in addition to the High Yield Bond Fund, JPMIM's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert Cook and Thomas G. Hauser	5	$509,540,000	11	$1,330,590,000	2	$361,690,000

Conflicts of Interests. The potential for conflicts of interest exists when portfolio managers manage Other Accounts with similar investment objectives and strategies as the High Yield Bond Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMIM's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

JPMIM may receive more compensation with respect to certain Other Accounts than that received with respect to the High Yield Bond Fund or may receive compensation based in part on the performance of certain Other Accounts. This may create a potential conflict of interest for JPMIM or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, JPMIM could be viewed as having a conflict of interest to the extent that JPMIM or an affiliate has a proprietary investment in Other Accounts, the portfolio managers have personal investments in Other Accounts, or the Other Accounts are investment options in JPMIM's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM may be perceived as causing accounts it manages to participate in an offering to increase JPMIM's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM manages accounts that engage in short sales of securities of the type in which the High Yield Bond Fund invests, JPMIM could be seen as harming the performance of the High Yield Bond Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

JPMIM has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time.

For example, orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMIM's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMIM may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across accounts with the same investment strategy and objective. However, JPMIM attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM so that fair and equitable allocation will occur over time.

LMIL

Compensation. SIMC pays LMIL a fee based on the assets under management of the Small/Mid Cap Equity and Small Cap Funds as set forth in an investment sub-advisory agreement between LMIL and SIMC. LMIL pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity and Small Cap Funds. The following information relates to the period ended May 31, 2007.

Portfolio managers at LMIL are compensated through a combination of salary, bonus and partnership participation. Bonuses are formula driven based on assets managed, revenues and performance relative to peer groups. Partnership units will be granted, at no cost, based on the achievement of certain asset or revenue hurdles.

LMIL's incentive compensation plans for investment teams are based on actual composite performance relative to a benchmark. The benchmark used to measure performance is a peer group universe blending retail and institutional data. Particular attention is paid to the team's performance ranking within the universe for a blended time period which includes one year, three years and since inception performance. Performance is calculated on a pre-tax basis annually.

Ownership of Fund Shares. As of the end of the Small/Mid Cap Equity and Small Cap Funds' most recently completed fiscal year, LMIL's portfolio managers did not beneficially own any shares of the Small/Mid Cap Equity and Small Cap Funds.

Other Accounts. As of May 31, 2007, in addition to the Small/Mid Cap Equity and Small Cap Funds, LMIL's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Andrew Beja & Thomas Holman (Small Cap Growth)	2 n/a	$183,235,499 n/a	n/a n/a	n/a n/a	5 1*	$69,805,136 $95,430,388
R. Todd Vingers (Small Cap Value)	4 n/a	$614,100,695 n/a	5 n/a	$65,476,518 n/a	43 4*	$1,254,505,513 $132,409,558
Andrew Beja & Thomas Holman (Small/Mid Cap Equity)	1	$116,446,945	n/a	n/a	n/a	n/a

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small/Mid Cap Equity and Small Cap Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives to the Small/Mid Cap Equity and Small Cap Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small/Mid Cap Equity and Small Cap Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, LMIL does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, LMIL believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small/Mid Cap Equity and Small Cap Funds. Because of their positions with the Small/Mid Cap Equity and Small Cap Funds, the portfolio managers know the size, timing and possible market impact of Small/Mid Cap Equity and Small Cap Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small/Mid Cap Equity and Small Cap Funds. However, LMIL has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small/Mid Cap Equity and Small Cap Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small/Mid Cap Equity and Small Cap Funds. This conflict of interest may be exacerbated to the extent that LMIL or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than from the Small/Mid Cap Equity and Small Cap Funds. Notwithstanding this theoretical conflict of interest, it is LMIL's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LMIL has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Small/Mid Cap Equity and Small Cap Funds, such securities might not be suitable for the Small/Mid Cap Equity and Small Cap Funds, given their investment objectives and related restrictions.

LA Capital

Compensation. SIMC pays LA Capital a fee based on the assets under management of the Small Cap and Small/Mid Cap Equity Funds as set forth in an investment sub-advisory agreement between LA Capital and SIMC. LA Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap and Small/Mid Cap Equity Funds. The following information relates to the period beginning May 31, 2007.

LA Capital's portfolio managers are all principals of the firm. Their compensation includes salaries and distributions of profit based upon their pro-rata ownership of LA Capital.

Ownership of Fund Shares. As of the end of the Small Cap and Small/Mid Cap Equity Funds' most recently completed fiscal year, LA Capital portfolio managers did not beneficially own any shares of the Small Cap and Small/Mid Cap Equity Funds.

Other Accounts.  As of May 31, 2007, LA Capital's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Thomas Stevens, Hal Reynolds and Dave Borger	11 n/a	$1,161,939,580 n/a	n/a 1*	n/a $197,131,000	25 6*	$2,948,000,000 $683,300,000*

* Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. LA Capital's portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap and Small/Mid Cap Equity Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives to the Small Cap and Small/Mid Cap Equity Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small Cap and Small/Mid Cap Equity Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, LA Capital does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, LA Capital believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small Cap and Small/Mid Cap Equity Funds. Because of their positions with the Small Cap and Small/Mid Cap Equity Funds, the portfolio managers know the size, timing, and possible market impact of the Small Cap and Small/Mid Cap Equity Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small Cap and Small/Mid Cap Equity Funds. However, LA Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of LA Capital's portfolio managers' management of the Small Cap and Small/Mid Cap Equity Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small Cap and Small/Mid Cap Equity Funds. This conflict of interest may be exacerbated to the extent that LA Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than from the Small Cap and Small/Mid Cap Equity Funds. Notwithstanding this theoretical conflict of interest, it is LA Capital's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LA Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while LA Capital portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the

Small Cap and Small/Mid Cap Equity Funds, such securities might not be suitable for the Small Cap and Small/Mid Cap Equity Funds given their investment objectives and related restrictions.

LSV

Compensation. SIMC pays LSV a fee based on the assets under management of the Large Cap, Small/Mid Cap Equity and Small Cap Funds as set forth in an investment sub-advisory agreement between LSV and SIMC. LSV pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap, Small/Mid Cap Equity and Small Cap Funds. The following information relates to the period ended May 31, 2007.

LSV's portfolio managers' compensation consists of a salary and discretionary bonus. Each of the portfolio managers is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual's leadership and contribution to the strategic planning and development of the investment group. The portfolio managers' compensation is not tied to any one account and bonuses are not awarded or calculated based upon performance.

Ownership of Fund Shares. As of the end of the Large Cap, Small/Mid Cap Equity and Small Cap Funds' most recently completed fiscal year, LSV's portfolio managers did not beneficially own any shares of the Large Cap, Small/Mid Cap Equity and Small Cap Funds.

Other Accounts. As of May 31, 2007, in addition to the Large Cap, Small/Mid Cap Equity and Small Cap Funds, LSV's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Portfolio Management Team (Josef Lakonishok, Menno Vermeulen and Puneet Mansharamani)	26	$9,545,860,190	25	$10,969,526,905	489		$54,682,161,712
					22	*	$3,200,000,000

* Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Large Cap, Small/Mid Cap Equity and Small Cap Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts managed by LSV's portfolio managers include separate accounts and other pooled investment vehicles. The Other Accounts might have similar investment objectives as the Large Cap, Small/Mid Cap Equity and Small Cap Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Large Cap, Small/Mid Cap Equity and Small Cap Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, LSV does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, LSV believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Large Cap, Small/Mid Cap Equity and Small Cap Funds. Because of their positions with the Large Cap, Small/Mid Cap Equity and Small Cap Funds, the portfolio managers know the size, timing, and possible market impact of Large Cap, Small/Mid Cap Equity and Small Cap Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Large Cap, Small/Mid Cap Equity and Small Cap Funds. However, LSV has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Large Cap, Small/Mid Cap Equity and Small Cap Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Large Cap, Small/Mid Cap Equity and Small Cap Funds. This conflict of interest may be exacerbated to the extent that LSV or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than from the Large Cap, Small/Mid Cap Equity and Small Cap Funds. Notwithstanding this theoretical conflict of interest, it is LSV's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LSV has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Account securities that differ in identity or quantity from securities bought for the Large Cap, Small/Mid Cap Equity and Small Cap Funds, such securities might not be suitable for the Large Cap, Small/Mid Cap Equity and Small Cap Funds given their investment objectives and related restrictions.

Martingale

Compensation. SIMC pays Martingale a fee based on the assets under management of the Small/Mid Cap Equity and Small Cap Funds as set forth in an investment sub-advisory agreement between Martingale and SIMC. Martingale pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity and Small Cap Funds. The following information relates to the period ended May 31, 2007.

Martingale's portfolio managers' compensation packages are commensurate with their past experience and current contributions to Martingale. Compensation for all investment professionals includes an annual base salary, an opportunity to earn a yearly bonus, an attractive profit-sharing retirement plan and an opportunity for partnership. Changes in salary or bonus for individual employees are based on traditional employee performance evaluation criteria. The pool of funds available for salary, bonuses and profit sharing are linked to the overall success of the firm. Compensation does not include a bonus that is linked to the performance of the Small/Mid Cap Equity and Small Cap Funds.

Ownership of Fund Shares. As of the end of the Small/Mid Cap Equity and Small Cap Funds' most recently completed fiscal year, Martingale's portfolio managers did not beneficially own any shares of the Small/Mid Cap Equity and Small Cap Funds.

Other Accounts. As of May 31, 2007, in addition to the Small/Mid Cap Equity and Small Cap Funds, Martingale's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Portfolio Management Team (Samuel Nathans, James Eysenbach and William E. Jacques)	7 n/a	$720,753,983 n/a	17 1*	$1,437,876,105 $21,712,383*	58 n/a	$4,072,854,442 n/a

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small/Mid Cap Equity and Small Cap Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives to the Small/Mid Cap Equity and Small Cap Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small/Mid Cap Equity and Small Cap Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Martingale does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Martingale believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small/Mid Cap Equity and Small Cap Funds. Because of their positions with the Small/Mid Cap Equity and Small Cap Funds, the portfolio managers know the size, timing, and possible market impact of Small/Mid Cap Equity and Small Cap Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small/Mid Cap Equity and Small Cap Funds. However, Martingale has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small/Mid Cap Equity and Small Cap Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small/Mid Cap Equity and Small Cap Funds. This conflict of interest may be exacerbated to the extent that Martingale or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than from the Small/Mid Cap Equity and Small Cap Funds. Notwithstanding this theoretical conflict of interest, it is Martingale's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Martingale has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Small/Mid Cap Equity and Small Cap Funds, such securities might not be suitable for the Small/Mid Cap Equity and Small Cap Funds, given their investment objectives and related restrictions.

Mazama

Compensation. SIMC pays Mazama a fee based on the assets under management of the Small/Mid Cap Equity and Small Cap Funds as set forth in an investment sub-advisory agreement between Mazama and SIMC. Mazama pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity and Small Cap Funds. The following information relates to the period ended May 31, 2007.

Mazama's compensation structure is designed to attract and retain highly skilled investment professionals. The compensation is structured to maximize performance and keep the interests of each member of the portfolio management team aligned with those of our clients.

The incentive compensation structure keeps each member of the team focused on the relative performance of each strategy versus its respective benchmark. Each portfolio manager and research analyst receives a base salary representing 20-30% of cash compensation and a performance based incentive representing 70-80% of cash compensation. Performance based incentive compensation is based on: i) the portfolio management fees received by Mazama for all accounts under management; and ii) achieving specific annual excess return targets. The Investment Team does not distinguish between different accounts within each investment style/strategy with respect to compensation. Cash compensation increases as assets under management increase, whether by appreciation or by attracting new clients, both of which are accomplished by achieving higher than average excess returns.

Equity-based incentives have been a significant part of Mazama's compensation plan since the firm's inception. In total our Investment Team represents over 70% of the equity of the firm on a fully diluted basis. Every member of the Investment Team is either a direct equity owner or an option holder or both.

Ownership of Fund Shares. As of the end of the Small/Mid Cap Equity and Small Cap Funds' most recently completed fiscal year, Mazama's portfolio managers did not beneficially own any shares of the Small/Mid Cap Equity and Small Cap Funds.

Other Accounts. As of May 31, 2007, in addition to the Small/Mid Cap Equity and Small Cap Funds, Mazama's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Ronald Sauer, Stephen Brink, Gretchen Novak and Joel Rubenstein	11 n/a	$1,578,256,684 n/a	1 n/a	$5,000,000 n/a	76 2*	$6,213,155,050 $210,544,577

*  Accounts listed above are subject to a performance based advisory fee.

Conflicts of Interest.  As every member of Mazama's Investment Team has day-to-day management responsibilities with respect to more than one account and more than one investment strategy, actual or apparent conflicts may arise.

The compensation paid to Mazama for managing the Small/Mid Cap Equity and Small Cap Funds is based on a percentage of assets under management rather than a share of the gains. As described above, members of Mazama's Investment Team, as equity owners and option holders, benefit from Mazama's revenues and profitability. Conflicts of interest can arise to the extent that larger client accounts generate more fees and potentially larger profits for Mazama compared to small accounts. Two accounts pay fees based on a percentage of assets that can increase and decrease based on performance against a benchmark index. Despite the potential conflicts of interest of favoring those accounts, Mazama believes that its trade allocation and other compliance procedures effectively address those conflicts. No member of Mazama's Investment Team is compensated in a way that would add to these conflicts of interest by creating an incentive to favor particular accounts over other accounts.

Execution and research services provided by brokers may not always be utilized in connection with the Small/Mid Cap Equity and Small Cap Funds or with other client accounts that may have paid the commission or a portion of the commission to the broker providing the services. Mazama allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

If a member of the Investment Team identifies a limited investment opportunity that may be suitable for more than just the Small/Mid Cap Equity and Small Cap Funds or another client account, the Small/Mid Cap Equity and Small Cap Funds may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Mazama aggregates orders for the Small/Mid Cap Equity and Small Cap Funds with orders from each of its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

Mazama has adopted policies and procedures to address and prevent the above conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

McKinley Capital

Compensation. SIMC pays McKinley Capital a fee based on the assets under management of the Small Cap, International Equity and World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between McKinley Capital and SIMC. McKinley Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap, International Equity and World Equity Ex-US Funds. The following information relates to the period ended May 31, 2007.

Compensation to McKinley Capital's investment professionals comes in the form of a base salary, cash bonus and incentive stock options. The base salary is determined by the individual's years of experience and market rates. The cash bonus and incentive stock option awards are based solely on the discretion of McKinley Capital's President & Chief Investment Officer. There is no performance compensation for any portfolio manager with respect to any of the Small Cap, International Equity and World Equity Ex-US Funds.

Ownership of Fund Shares.  As of the end of the Small Cap, International Equity and World Equity Ex-US Funds' most recently completed fiscal year, McKinley Capital's portfolio managers did not beneficially own any shares of the Small Cap, International Equity and World Equity Ex-US Funds.

Other Accounts. As of May 31, 2007, in addition to the Small Cap, International Equity and World Equity Ex-US Funds, McKinley Capital's portfolio managers were equally responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Portfolio Management Team (Robert B. Gillam, Robert A. Gillam, Greg Samorajski, Frederic Parke, Sheldon Lien, Brandon Rinner, Paul Hanson and Forrest Badgley)	4	$877,092,000	3	$656,658,000	63		$12,292,808,000
					2	*	$686,048,000

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap, International Equity and World Equity Ex-US Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives as the Small Cap, International Equity and World Equity Ex-US Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small Cap, International Equity and World Equity Ex-US Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, McKinley Capital does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, McKinley Capital believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small Cap, International Equity and World Equity Ex-US Funds. Because of their positions with the Small Cap, International Equity and World Equity Ex-US Funds, the portfolio managers know the size, timing, and possible market impact of Small Cap, International Equity and World Equity Ex-US Funds' trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small Cap, International Equity and World Equity Ex-US Funds. However, McKinley Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small Cap, International Equity and World Equity Ex-US Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small Cap, International Equity and World Equity Ex-US Funds. This conflict of interest may be exacerbated to the extent that McKinley Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than from the Small Cap, International Equity and World Equity Ex-US Funds. Notwithstanding this theoretical conflict of interest, it is McKinley Capital's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, McKinley Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Small Cap, International Equity and World Equity Ex-US Funds, such securities might not be suitable for the Small Cap, International Equity and World Equity Ex-US Funds given their investment objectives and related restrictions.

MWAM

Compensation. SIMC pays MWAM a fee based on the assets under management of the Core Fixed Income, Long Duration and Extended Duration Funds as set forth in an investment sub-advisory agreement between MWAM and SIMC. MWAM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income, Long Duration and Extended Duration Funds. The following information relates to the period ended May 31, 2007.

MWAM's compensation of investment professionals primarily reflects their ability to generate long-term investment success on behalf of client accounts. Portfolio managers who are partners at MWAM receive a salary plus their pro rata share of MWAM profits (if any). Portfolio Managers who are not equity owners of MWAM receive an annual salary plus the possibility of a cash bonus. In certain instances, an individual can serve as a portfolio manager and receive a cash salary plus bonus compensation based upon the revenue (or profit) received by the firm due to a specific product line. Investment professionals also receive contributions under MWAM's Profit Sharing/401(k) Plan. In general, MWAM's overall profitability determines the total amount of incentive compensation available to investment professionals.

An investment professional's total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team's dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the MWAM's leadership criteria.

Ownership of Fund Shares. As of the end of the Core Fixed Income, Long Duration and Extended Duration Funds' most recently completed fiscal year, MWAM's portfolio managers did not beneficially own any shares of the Core Fixed Income, Long Duration and Extended Duration Funds.

Other Accounts. As of May 31, 2007, in addition to the Core Fixed Income, Long Duration and Extended Duration Funds, MWAM's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Stephen Kane, CFA	7 2*	$5,156,380,000 $730,370,000	n/a 1*	n/a $61,470,000	140 19*	$9,885,970,000 $2,632,710,000
Laird R. Landman	7 1*	$5,156,380,000 $530,820,000	n/a 1*	n/a $61,470,000	140 19*	$9,885,970,000 $2,632,710,000
David Lippman, JD	5 2*	$4,897,140,000 $730,370,000	n/a 1*	n/a $61,470,000	140 19*	$9,885,970,000 $2,632,710,000

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Tad Rivelle	6 2*	$5,054,660,000 $730,370,000	n/a 2*	n/a $61,850,000	140 19*	$9,885,970,000 $2,632,710,000
Jamie Farnham	2 n/a	$311,320,000 n/a	n/a 2*	n/a $61,850,000	140 19*	$9,885,970,000 $2,632,710,000
Gino Nucci	2 n/a	$311,320,000 n/a	n/a 2*	n/a $61,850,000	140 19*	$9,885,970,000 $2,632,710,000
Bryan Whalen	n/a n/a	n/a n/a	n/a 1*	n/a $61,100,000	140 19*	$9,885,970,000 $2,632,710,000

* Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. MWAM's portfolio managers could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than Other Accounts that did not receive an allocation of a particular initial public offering.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager decides to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts for which bunching may not be possible for contractual reasons. Circumstances may also arise in which the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the portfolio manager will place the order in a manner intended to result in as favorable a price as possible for such clients.

A portfolio manager potentially could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if MWAM receives a performance-based advisory fee from an account, the portfolio manager may have an incentive to favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. This structure may create inherent pressure to allocate investments having a greater potential for higher returns to those accounts with higher performance fees.

A portfolio manager may have an incentive to favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

With respect to securities transactions for the Core Fixed Income, Long Duration and Extended Duration Funds, MWAM determines which broker to use to execute each order, consistent with its duty to seek best execution. MWAM aggregates like orders where it believes doing so is beneficial to the accounts. However, with respect to certain separate accounts, MWAM may be limited by clients or other constraints with respect to the selection of brokers or it may be instructed to direct trades through particular brokers. In these cases, MWAM may place separate, non-simultaneous transactions for the Core Fixed Income, Long Duration and Extended Duration Funds and another account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

If different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, MWAM seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

MWAM has in place a Code of Ethics designed to minimize conflicts of interest between clients and its investment personnel.

Montag & Caldwell

Compensation. SIMC pays Montag & Caldwell a fee based on the assets under management of the Large Cap Fund as set forth in an investment sub-advisory agreement between Montag & Caldwell and SIMC. Montag & Caldwell pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Fund. The following information relates to the period ended May 31, 2007.

Compensation for portfolio managers, analysts and traders, which includes salary and bonus, is determined by Montag & Caldwell's Executive Committee based on the success of the firm in achieving clients' investment objectives and providing excellent client service. Compensation is not based on the performance of individual client accounts but rather for performance of the firm as a whole. The compensation levels for individual officers are subjectively determined by the Executive Committee, which strives to be very fair to all officers and which is reflected in the long-term continuity of the team. Base salaries for all portfolio managers are a smaller percentage of overall compensation than bonuses which are based on the profitability and overall success of Montag & Caldwell as a firm. Montag & Caldwell does not employ performance-based compensation formulas. Other incentives include a Pension Plan and 401(k) Savings & Profit Sharing Plan.

Ownership of Fund Shares. As of the end of the Large Cap Fund's most recently completed fiscal year, Montag & Caldwell's portfolio managers did not beneficially own any shares of the Large Cap Fund.

Other Accounts. As of May 31, 2007, in addition to the Large Cap Fund, Montag & Caldwell's portfolio manager was responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
William Vogel	4	$1,016,000,000	n/a	n/a	20	$757,000,000

Conflicts of Interests. Since all of Montag & Caldwell's Large Cap Growth portfolios, including the Large Cap Fund, have the same goals and objectives and the same holdings, barring any client restrictions, there is no conflict arising from the firm's handling of multiple Large Cap Growth accounts. Compensation is not based on the performance of individual client accounts but rather of the firm as a whole and the firm's Code of Ethics governs personal trading by all employees and contains policies and procedures to ensure that client interests are paramount.

NCRAM

Compensation. SIMC pays NCRAM a fee based on the assets under management of the High Yield Bond Fund as set forth in an investment sub-advisory agreement between NCRAM and SIMC. NCRAM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the High Yield Bond Fund. The following information relates to the period ended May 31, 2007.

NCRAM's compensation structure for portfolio managers includes salary and a discretionary bonus. The bonus is based on an individual's contribution toward the company's overall growth and success. Bonuses for portfolio managers are directly linked to annual, pre-tax account investment performance for all accounts managed by a portfolio manager and to the company's success.

NCRAM does not offer direct ownership, phantom stock or profit sharing to its employees at this time, however, it may offer such programs in the future. NCRAM's indirect parent company, Nomura Holdings, Inc., and its direct parent, Nomura Holding America Inc., sponsor equity incentive programs that are currently available to NCRAM's senior executives and portfolio managers. Robert Levine, NCRAM's Chief Investment Officer and Stephen S. Kotsen, a Managing Director and Portfolio Manager for the SEI High Yield Bond Fund participate in this program.

Ownership of Fund Shares. As of the end of the High Yield Bond Fund's most recently completed fiscal year, NCRAM's portfolio managers did not beneficially own any shares of the High Yield Bond Fund.

Other Accounts. As of May 31, 2007, in addition to the High Yield Bond Fund, NCRAM's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets		Number of Accounts		Total Assets	Number of Accounts	Total Assets
Steven S. Kotsen	1	$511,103,427	*	6		$5,988,350,542	12	$2,361,700,826
Amy Yu	n/a	n/a		4		$32,570,888	n/a	n/a
	n/a	n/a		5	*	$69,886,214	n/a	n/a

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the High Yield Bond Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts managed by NCRAM's portfolio managers include pooled investment vehicles and institutional separate accounts. The Other Accounts might have similar investment objectives as the High Yield Bond Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the High Yield Bond Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, NCRAM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, NCRAM believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the High Yield Bond Fund. Because of their positions with the High Yield Bond Fund, the portfolio managers know the size, timing and possible market impact of High Yield Bond Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the High Yield Bond Fund. However, NCRAM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the High Yield Bond Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the High Yield Bond Fund. This conflict of interest may be exacerbated to the extent that NCRAM or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than from the High Yield Bond Fund. Notwithstanding this theoretical conflict of interest, it is NCRAM's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, NCRAM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Account securities that differ in identity or quantity from securities bought for the High Yield Bond Fund, such securities might not be suitable for the High Yield Bond Fund given its investment objectives and related restrictions.

PanAgora

Compensation. SIMC pays PanAgora a fee based on the assets under management of the Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Funds as set forth in an investment sub-advisory agreement between PanAgora and SIMC. PanAgora pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Funds. The following information relates to the period ended May 31, 2007.

All investment professionals receive industry competitive salaries (based on an annual benchmarking study) and are rewarded with meaningful performance-based annual bonuses, which can exceed 100% of salary. All employees of the firm are evaluated by comparing their performance against tailored and specific objectives. These goals are developed and monitored through the cooperation of employees and their immediate supervisors. Portfolio managers have specific goals regarding the investment performance of the accounts they manage and not revenue associated with these accounts.

Employees are included in the Equity Partnership Plan offered by their parent company, Putnam Investments. Under the terms of the Plan, up to 15% of the equity in the parent company may be issued in new, non-voting shares and distributed to company professionals.

Ownership of Fund Shares. As of the end of the Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Funds' most recently completed fiscal year, the portfolio managers did not beneficially own any shares of the Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Funds.

Other Accounts. As of May 31, 2007, in addition to the Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Funds, the portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Eric Sorensen, Ph.D.	#	n/a	#		n/a	#		n/a
Ronald Hua, CFA	8	$693,520,135	11		$1,878,755,725	35		$4,417,505,233
			2	*	$145,592,293	6	*	$1,414,771,461
Kenneth A. Masse, CFA	8	$693,520,135	11		$1,878,755,725	35		$4,417,505,233
			2	*	$145,592,293	6	*	$1,414,771,461
Sanjoy Ghosh, Ph.D.	8	$693,520,135	11		$1,878,755,725	35		$4,417,505,233
			2	*	$145,592,293	6	*	$1,414,771,461

#  Eric Sorensen is CEO of PanAgora and as such has oversight of the Firm's accounts.

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include retirement plans, separately managed accounts, as well as incubated accounts. The Other Accounts might have similar investment objectives as the Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, PanAgora does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, PanAgora believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Funds. Because of their positions with the Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Funds, the portfolio managers know the size, timing and possible market impact of Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Funds. However, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Funds. This conflict of interest may be exacerbated to the extent that PanAgora or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Funds. Notwithstanding this theoretical conflict of interest, it is PanAgora's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Funds, such securities might not be suitable for the Small Cap, Emerging Markets Equity and Small/Mid Cap Equity Funds given their investment objectives and related restrictions.

QMA

Compensation. SIMC pays QMA a fee based on the assets under management of the Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha and World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between QMA and SIMC. QMA pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha and World Equity Ex-US Funds. The following information relates to the period ended May 31, 2007.

QMA's investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant. The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

The size of the annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance (pre-tax) of portfolios on a one-year and three-year basis relative to appropriate market peer groups or benchmarks; and 2) business results as measured by QMA's pre-tax net income, based on planned and reasonably anticipated expenses. QMA regularly benchmarks its compensation program against leading asset management firms to monitor competitiveness.

An investment professional's long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA advised accounts, and (ii) 20% of the value of the grant consists of stock options and restricted stock of Prudential Financial, Inc. (QMA's ultimate parent company). The size of the long-term incentive pool is determined by Prudential Financial based on a percentage of the aggregate compensation of QMA's eligible employees. The long-term incentive grants are subject to vesting requirements.

Each investment professional's incentive compensation payment, including the annual cash bonus and long-term incentive grant, is primarily determined by how significantly he/she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as the individual's qualitative contributions to the organization.

Ownership of Fund Shares. As of the end of the Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha and World Equity Ex-US Funds' most recently completed fiscal year, QMA's portfolio managers did not beneficially own any shares of the Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha or World Equity Ex-US Funds.

Other Accounts. As of May 31, 2007, in addition to the Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha and World Equity Ex-US Funds, QMA's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts**
Portfolio Manager	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets	Number of Accounts*	Total Assets
Margaret Stumpp	19	$14,812,058,592	28	$7,769,246,412	104	$22,202,168,848
Ted Lockwood	16	$14,015,488,582	25	$6,997,793,343	100	$20,154,483,879
Mitch Stern	10	$6,651,844,197	22	$6,997,793,343	46	$13,504,635,715
Peter Xu	10	$6,651,844,197	22	$6,997,793,343	45	$13,425,841,053
Devang Gambhirwala	10	$6,651,844,197	22	$6,997,793,343	46	$13,504,635,715
John Van Belle	16	$14,015,488,582	25	$6,997,793,343	99	$18,466,638,076
Betty Tong	10	$6,651,844,197	22	$6,997,793,343	45	$13,425,841,053

"Other Pooled Investment Vehicles" includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. "Other Accounts" includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates. The assets in certain accounts have been estimated due to the availability of information only at the end of calendar quarters.

*  Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

**  Eight of these accounts with aggregate assets of $3,760,357,273 are subject to performance-based advisory fees.

Conflicts of Interest. QMA is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. QMA's portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. QMA aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha and World Equity Ex-US Funds.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. QMA has developed policies and procedures designed to address these potential conflicts of interest.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security QMA may purchase or sell on behalf of the Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha and World Equity Ex-US Funds, and as to the timing of such purchase or sale. QMA may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha and World Equity Ex-US Funds. QMA is generally able to avoid a variety of potential conflicts due to the possession of material, non-public information by maintaining an "Information Barrier" to prevent the transfer of information between affiliates.

Certain affiliates of QMA develop and may publish credit research that is independent from the research developed within QMA. QMA may hold different opinions on the investment merits of a given security, issuer or industry such that QMA may be purchasing or holding a security for the Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha or World Equity Ex-US Funds and an affiliated entity may be selling or recommending a sale of the same security or other securities of the same issuer. Conversely, QMA may be selling a security for the Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha or World Equity Ex-US Funds and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, QMA's affiliated brokers or investment advisers may be executing transactions in the market in the same securities as the Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha or World Equity Ex-US Funds at the same time. It is the policy of QMA not to engage in principal transactions with affiliated broker-dealers for unaffiliated institutional accounts managed by QMA.

With respect to the management of the Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha and World Equity Ex-US Funds, QMA may cause securities transactions to be executed concurrently with authorizations to purchase or sell the same securities for Other Accounts managed by QMA, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts.

QMA may provide to non-discretionary clients the same model investment portfolio that it uses to manage the Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha or World Equity Ex-US Fund. Delivery of the model portfolios to non-discretionary clients may be prior to or after execution of trades for discretionary accounts utilizing the same model, including the Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha or World Equity Ex-US Fund. The Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha or World Equity Ex-US Fund may be disadvantaged where QMA initiates trading for such funds after it delivers the model investment portfolio to the non-discretionary clients, or vice versa. QMA believes the potential market impact of trading based on the models is unlikely to be significant given that the model typically calls for small trades.

QMA may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for the Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha or World Equity Ex-US Funds, at prices which may be different. In addition, QMA may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha or World Equity Ex-US Funds, due to differences in investment strategy or client direction.

The fees charged to advisory clients by QMA may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable, so that one client may be paying a higher fee than another client with similar investment objectives or goals. Fees paid by certain clients may also be higher if their accounts are subject to performance-based fees which increase based on the performance of a portfolio above an established benchmark. Also, large accounts generate more revenue for QMA than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to QMA of favoring accounts that pay a higher fee or generate more income for QMA. To address this conflict of interest, QMA has adopted allocation policies as well as supervisory procedures that are intended to allocate investment opportunities fairly among competing client accounts.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel, oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Conflicts of interest may also arise in connection with securities holdings. Prudential Financial, the general account of The Prudential Insurance Company of America, QMA's proprietary accounts and accounts of other affiliates of QMA (collectively, the "Affiliated Accounts") may at times have various levels of financial or other interests, including but not limited to portfolio holdings, in companies whose securities may be held or purchased or sold in QMA's client accounts. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by QMA on behalf of its client accounts. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus QMA may invest client assets in the securities of companies with which QMA or an affiliate of QMA has a financial relationship, including investment in the securities of companies that are advisory clients of QMA.

It is anticipated that there will be situations in which the interests of a client account in a portfolio company may conflict with the interests of one or more Affiliated Accounts or other client accounts managed by QMA or its affiliates. This may occur because Affiliated Accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the client account but at different levels in the capital structure. While these conflicts cannot be eliminated, QMA has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of its clients are managed in their best interests.

In addition, portfolio managers may advise Affiliated Accounts. The value of a portion of the long-term incentive grant of certain investment professionals will increase or decrease based on the annual performance of certain advised accounts of QMA (the "LT Accounts") over a defined time period. As a result of (i) the management of the Affiliated Accounts, and (ii) long-term compensation reflecting the performance of the LT Accounts, QMA's portfolio managers from time to time have certain direct and indirect financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of QMA's client accounts, including the Large Cap Disciplined Equity, Large Cap, International Equity, Large Cap Diversified Alpha and World Equity Ex-US Funds, and each Affiliated Account or LT Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with QMA's fiduciary obligations.

QMA also engages in short sales for certain of its advisory clients (i.e., the sale of a borrowed security). For these clients, QMA may take a short position in securities that are held long in other client portfolios. QMA has adopted documentation and monitoring requirements to address the conflicts of interest that arise due to the management of long-short portfolios alongside long-only portfolios.

QMA follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and will ensure avoidance or disclosure of each and every situation in which a conflict may arise.

RCM

Compensation. SIMC pays RCM a fee based on the assets under management of the International Equity, Enhanced Income and World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between RCM and SIMC. RCM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the International Equity, Enhanced Income and World Equity Ex-US Funds. The following information relates to the period ended May 31, 2007.

RCM's portfolio managers receive a base salary, as well as bonuses based on both the pre-tax profits of the firm and the firm's distributions to shareholders. No portfolio manager or any other member of RCM's staff is compensated on the basis of individual account performance.

Ownership of Fund Shares. As of the end of the International Equity, Enhanced Income and World Equity Ex-US Funds most recently completed fiscal year, RCM's portfolio managers did not beneficially own any shares of the International Equity, Enhanced Income and World Equity Ex-US Funds.

Other Accounts. As of May 31, 2007, RCM's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Bob Noyen	n/a	n/a	6	$501,406,074	42	$19,243,785,102
Peter Wakefield	n/a	n/a	5	$4,078,053,892	11	$7,859,960,916
Dmitri Tikhonov	n/a	n/a	30	$3,817,039,389	6	$1,735,846,246
Carl Beckley	n/a	n/a	5	$1,261,826,269	2	$217,591,000
Ian Harrison	n/a	n/a	16	$3,940,277,178	24	$5,222,194,208

The overall currency investment strategy is managed collectively by the portfolio managers. The table above lists accounts by those individual portfolio managers responsible for the management of the technical relationship between RCM and the clients. In each case, the client contact portfolio manager has a back-up portfolio manager in case of absence.

Conflicts of Interest. The systematic nature of RCM's investment processes reduces the potential for conflict between the Funds and the Other Accounts managed by a portfolio manager. The liquidity of the currency market is such that potential for a conflict of interest is remote in the portfolio managers' day-to-day management of the International Equity, Enhanced Income and World Equity Ex-US Funds.

In addition, RCM has adopted policies and procedures reasonably designed to effectively eliminate such conflicts. RCM's processes ensure that it is not possible for a portfolio manager to allocate investment opportunities in a way that favors Other Accounts over the International Equity, Enhanced Income and World Equity Ex-US Funds. Further, neither the compensation that RCM or the portfolio managers receive, or expect to receive, lead them to favor their management of the Other Accounts over the International Equity, Enhanced Income and World Equity Ex-US Funds. Finally, it is RCM's policy to manage each account based on its investment objectives and related restrictions, and RCM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.

Rexiter

Compensation. SIMC pays Rexiter a fee based on the assets under management of the Emerging Markets Equity and World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between Rexiter and SIMC. Rexiter pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity and World Equity Ex-US Funds. The following information relates to the period ended May 31, 2007.

Rexiter aims to pay top-quartile salaries for its portfolio managers. Performance bonuses are related to the profitability of the company, which is dependant upon a number of factors including the overall contribution to investment performance and client service. Portfolio managers are not compensated directly for the performance of a particular fund (e.g., The Emerging Markets Equity and World Equity Ex-US Funds). All emerging market accounts are effectively identical and portfolio managers will collectively participate in country asset allocation decisions and will each contribute stock ideas to the portfolio from the countries that they specifically monitor.

Additionally, portfolio managers are neither compensated directly nor indirectly for bringing in new business or for client retention.

Ownership of Fund Shares. As of the end of the Emerging Markets Equity and World Equity Ex-US Funds' most recently completed fiscal year, Rexiter's portfolio managers did not beneficially own any shares of the Emerging Markets Equity and World Equity Ex-US Funds.

Other Accounts. As of May 31, 2007, in addition to the Emerging Markets Equity and World Equity Ex-US Funds, Rexiter's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Murray Davey	1 n/a	$181,099,000 n/a	1 n/a	$1,611,222,000 n/a	n/a 1*	n/a $386,782,000*
Nick Payne	2 n/a	$559,948,000 n/a	n/a n/a	n/a n/a	3 1*	$434,186,000 $29,615,000*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Emerging Markets Equity and World Equity Ex-US Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives as the Emerging Markets Equity and World Equity Ex-US Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Emerging Markets Equity and World Equity Ex-US Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Rexiter does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Rexiter believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Rexiter's portfolio managers' day-to-day management of the Emerging Markets Equity and World Equity Ex-US Funds. Because of their positions with the Emerging Markets Equity and World Equity Ex-US Funds, the portfolio managers know the size, timing and possible market impact of Emerging Markets Equity and World Equity Ex-US Funds trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Emerging Markets Equity and World Equity Ex-US Funds. However, Rexiter has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Emerging Markets Equity and World Equity Ex-US Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Emerging Markets Equity and World Equity Ex-US Funds. This conflict of interest may be exacerbated to the extent that Rexiter or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than from the Emerging Markets Equity and World Equity Ex-US Funds. Notwithstanding this theoretical conflict of interest, it is Rexiter's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Rexiter has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Emerging Markets Equity and World Equity Ex-US Funds, such securities might not be suitable for the Emerging Markets Equity and World Equity Ex-US Funds given their investment objectives and related restrictions.

Robeco

Compensation. SIMC pays Robeco a fee based on the assets under management of the Small Cap Fund as set forth in an investment sub-advisory agreement between Robeco and SIMC. Robeco pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Fund. The following information relates to the period ended May 31, 2007.

Robeco's portfolio managers' compensation generally is comprised of a base salary and a discretionary bonus. The discretionary bonus is based upon the unique structure of each team and consideration may be given to one or more of the following criteria, depending on the team.

•  Individual Contribution: a subjective evaluation of the professional's individual contribution to team investment results as well as the individual's success at meeting goals and objectives established at the beginning of each year;

•  Product Investment Performance: the performance of the investment product(s) versus a pre-designed index;

•  Financial Measures: a percentage of certain financial measures;

•  Investment Group Financial Performance: the financial results and/or revenues of the portfolio manager's investment group; and

•  Firm Financial Performance: the overall financial performance of Robeco.

Compensation for portfolio managers who are also members of Robeco USA's senior management team is typically derived from a base salary and a discretionary bonus. The bonus is largely tied to firm financial performance against established goals and aligned with the primary focus on investment performance results versus benchmarks.

Certain investment professionals receive a profit participation interest in Robeco. These interests represent 20% of the value of the future growth of the firm and vesting periods span three years. In addition, full time investment professionals are eligible for the Robeco Investment Management special profit sharing contribution plan after one full year of service.

Ownership of Fund Shares. As of the end of the Small Cap Fund's most recently completed fiscal year, Robeco's portfolio managers did not beneficially own any shares of the Small Cap Fund.

Other Accounts. As of May 31, 2007, in addition to the Small Cap Fund, Robeco's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts (includes sub advisory assets)
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Portfolio Management Team (Richard Schuster, Gregory Weiss, Brian Rohman, Gregory Cipolaro, Stephen Lee and Shirley Szeto)	9	$22,000,000	4	$159,000,000	2	*	$16,000,000

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts may include, but are not limited to, proprietary accounts, separately managed institutional and high net worth accounts, and pooled investment vehicles. The Other Accounts might have similar investment objectives as the Small Cap Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small Cap Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Robeco does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Robeco believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small Cap Fund. Because of their positions with the Small Cap Fund, the portfolio managers know the size, timing and possible market impact of Small Cap Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small Cap Fund. However, Robeco adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small Cap Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small Cap Fund. This conflict of interest may be exacerbated to the extent that Robeco or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than from the Small Cap Fund. Notwithstanding this theoretical conflict of interest, it is Robeco's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Robeco has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Account securities that differ in identity or quantity from securities bought for the Small Cap Fund, such securities might not be suitable for the Small Cap Fund given its investment objectives and related restrictions.

Security Capital

Compensation. SIMC pays Security Capital a fee based on the assets under management of the Small/Mid Cap Equity and Small Cap Funds as set forth in an investment sub-advisory agreement between Security Capital and SIMC. Security Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity and Small Cap Funds.

The principal form of compensation for Security Capital's professionals is a base salary and target bonus. Base salaries are fixed for each portfolio manager and are not based on the value of the assets held in the Small/Mid Cap Equity and Small Cap Funds. Each professional is paid a cash salary and, in addition, a year-end bonus based on achievement of specific objectives that the professional's manager and the professional agree upon at the commencement of the year. Actual bonus payments may range from below 100% of target to a multiple of target bonus depending upon actual performance. Actual bonus is paid partially in cash and partially in either (a) restricted stock of Security Capital's parent company, JPMorgan Chase & Co., which vests over a two-year period or (b) in self directed parent company mutual funds which vests over a three-year period, depending on the investment election of the professional. Actual bonus paid is a function of Security Capital achieving its financial, operating and investment performance goals, as well as the individual achieving measurable objectives specific to that professional's role within the firm and the investment performance of all accounts managed by the portfolio manager.

Ownership of Fund Shares. As of May 31, 2007, the Small/Mid Cap Equity and Small Cap Funds' most recently completed fiscal year, Security Capital's portfolio managers did not beneficially own any shares of the Small/Mid Cap Equity and Small Cap Funds.

Other Accounts. As of May 31, 2007, in addition to the Small/Mid Cap Equity and Small Cap Funds, Security Capital's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Anthony R. Manno Jr.	4 n/a	$2,400,000,000 $n/a	1 n/a	$1,500,000,000 $n/a	570 2*	$2,100,000,000 $300,000,000*
Kenneth D. Statz	4 n/a	$2,400,000,000 $n/a	1 n/a	$1,500,000,000 $n/a	564 2*	$2,100,000,000 $300,000,000*
Kevin W. Bedell	4 n/a	$2,400,000,000 $n/a	1 n/a	$1,500,000,000 $n/a	571 2*	$2,100,000,000 $300,000,000*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small/Mid Cap Equity and Small Cap Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts managed by Security Capital's portfolio managers include other registered mutual funds and separately managed accounts. The Other Accounts might have similar investment objectives as the Small/Mid Cap Equity and Small Cap Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small/Mid Cap Equity and Small Cap Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Security Capital does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Security Capital believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers day-to-day management of the Small/Mid Cap Equity and Small Cap Funds. Because of their positions with the Small/Mid Cap Equity and Small Cap Funds, the portfolio managers know the size, timing, and possible market impact of Small/Mid Cap Equity and Small Cap Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small/Mid Cap Equity and Small Cap Funds. However, Security Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small/Mid Cap Equity and Small Cap Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small/Mid Cap Equity and Small Cap Funds. This conflict of interest may be exacerbated to the extent that Security Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than from the Small/Mid Cap Equity and Small Cap Funds. Notwithstanding this theoretical conflict of interest, it is Security Capital's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Security Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Small/Mid Cap Equity and Small Cap Funds, such securities might not be suitable for the Small/Mid Cap Equity and Small Cap Funds given their investment objectives and related restrictions.

Smith Breeden

Compensation. SIMC pays Smith Breeden a fee based on the assets under management of the Large Cap Diversified Alpha, Large Cap Disciplined Equity, International Equity and World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between Smith Breeden and SIMC. Smith Breeden pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Diversified Alpha, Large Cap Disciplined Equity, International Equity and World Equity Ex-US Funds. The following information relates to the period ended May 31, 2007.

Smith Breeden's compensation for senior professionals is determined by the Compensation Committee of Smith Breeden's Board of Directors, which takes into consideration the following factors for portfolio managers: risk-adjusted performance over one, three, and five years for all accounts managed by the portfolio manager, account strategy, innovative and profitable transaction ideas, client service and operational efficiency.

Annual compensation packages are a combination of base salary, cash bonuses, and restricted equity grants. Cash bonuses are used to reward outstanding individual performance. Smith Breeden believes its emphasis on equity ownership as part of its compensation structure creates appropriate long-term incentives for the firm's investment professionals. Restricted stock grants are emphasized for more senior staff. Restricted stock grants vest over a five-year period, but recipients receive dividends on both vested and non-vested shares. Individual's ownership positions rise over time, making dividend payments a more important component of compensation.

The compensation review process is subjective and varies by individual. There is no formula-based compensation for senior investment professionals. Smith Breeden operates a company-funded 401(k) and profit sharing plan for all employees.

No component of Smith Breeden's compensation scheme for any person is fixed (e.g., there is no compensation formula based on the Large Cap Diversified Alpha, Large Cap Disciplined Equity, International Equity and World Equity Ex-US Funds' pre- or after-tax performance, or based on the Large Cap Diversified Alpha, Large Cap Disciplined Equity, International Equity and World Equity Ex-US Funds' assets). In addition, there are no differences between the method of determining compensation with respect to the Large Cap Diversified Alpha, Large Cap Disciplined Equity, International Equity and World Equity Ex-US Funds and any Other Accounts.

Ownership of Fund Shares. As of May 31, 2007, the Large Cap Diversified Alpha, Large Cap Disciplined Equity, International Equity and World Equity Ex-US Funds' most recently completed fiscal year, Smith Breeden's portfolio managers did not beneficially own any shares of the Large Cap Disciplined Equity, International Equity and World Equity Ex-US Funds.

Other Accounts. As of May 31, 2007, in addition to the Large Cap Diversified Alpha, Large Cap Disciplined Equity, International Equity and World Equity Ex-US Funds, Smith Breeden's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

Figures are in $millions
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John Sprow	1 0	$51	3 1	$165 $71*	1 0	$524
Rob Aufdenspring	1 0	$267	1 0	$82	5 3	$2,347 $2,020*
Dan Dektar	2 0	$357	4 4	$488 $488*	5 4	$1,062 $842*
Tim Cunneen	4 0	$1,167	6 0	$7,189	4 2*	$3,230 $863

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. Smith Breeden's portfolio managers typically manage more than one portfolio. The portfolios may be separate accounts or commingled funds and some have performance-based fees. The side-by-side management of accounts with different fee structures or performance-based fees may raise potential conflicts with respect to the allocation of investment opportunities and the aggregation of trades.

Smith Breeden has developed a compliance program that includes a set of policies and procedures that are designed to assure that Smith Breeden complies with the requirements of the Investment Advisers Act of 1940 and generally requires both Smith Breeden and its employees to deal with all clients in a fair and equitable manner.

Smith Breeden's Trade Allocation Policy is designed to ensure that (i) no client or class of clients is favored or disfavored consciously or consistently in the allocation of investment opportunities and (ii) to the extent practical, investment opportunities are allocated among clients over a period of time on a fair and equitable basis. Smith Breeden's Code of Ethics is designed to prevent conflicts of interest that employees may have with client securities holdings and transactions and to prevent the misuse of material, non-public information. In connection with the provisions of the company's Code of Ethics, Smith Breeden may be restricted from transacting in certain securities, including the securities of certain clients, from time to time.

On occasion, Smith Breeden, its principals, or employees may purchase or sell for their own accounts securities also invested in by clients or recommended to clients. Smith Breeden's Code of Ethics governs conflicts of interest that such individuals may have with client securities holdings and transactions.

Smith Breeden has adopted a Proxy Voting Policy that provides procedures and guidelines for proxy voting.

Smith Breeden's policies and procedures are designed to identify and monitor potential conflicts of interest and to appropriately manage any conflicts of interest that do arise.

SSgA FM

Compensation. SIMC pays SSgA FM a fee based on the assets under management of the Large Cap Index Fund as set forth in an investment sub-advisory agreement between SSgA FM and SIMC. SSgA FM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Index Fund. The following information relates to the period ended May 31, 2007.

The compensation of SSgA FM's investment professionals is based on a number of factors The first factor considered is external market. Through an extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus and long term incentives (i.e., equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

Ownership of Fund Shares. As of the end of the Large Cap Index Fund's most recently completed fiscal year, SSgA FM's portfolio managers did not beneficially own any shares of the Large Cap Index Fund.

Other Accounts.  The Large Cap Index Fund is managed by the Global Structured Products Group. Portfolio Managers Shelli Edgar and Kari Schneider have day-to-day management responsibility of the Fund.

As of May 31, 2007, in addition to the Large Cap Index Fund, the Global Structured Products Group was responsible for the management of certain Other Accounts, as follows (none of which were subject to a performance-based advisory fee):

	Registered Investment Company Accounts		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Team Managed*	64	$34,500,000,000	502	$226,900,000,000	525	$214,400,000,000

*  The Global Structured Products assets are managed on a team basis. The table above refers to the assets managed by SSgA, which is comprised of all of the investment management affiliates of State Street Corporation, including SSgA FM.

Conflicts of Interests. A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager's execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager's accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, Portfolio Managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Special circumstances refers to specific guidelines and prohibitions applicable to one account, but not others. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The potential conflicts described are applicable to SSgA/SSgA FM as our Portfolio Managers manage several accounts with similar guidelines and differing fee schedules.

Stone Harbor

Compensation. SIMC pays Stone Harbor a fee based on the assets under management of the Emerging Markets Debt Fund as set forth in an investment sub-advisory agreement between Stone Harbor and SIMC. Stone Harbor pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Debt Fund. The following information relates to the period ended May 31, 2007.

Stone Harbor's portfolio managers are compensated on investment performance versus the J.P. Morgan Emerging Markets Bond Index Global as measured on a one-, three- and five-year horizon equally weighted. Analysts are compensated on credit performance versus benchmark for the same periods. The overall compensation structure for all Stone Harbor employees is based on three components: base salary, discretionary performance-based bonus, and profit participation based on relative equity share.

Ownership of Fund Shares. As of the end of the Emerging Markets Debt Fund's most recently completed fiscal year, Stone Harbor's portfolio managers did not beneficially own any shares of the Emerging Markets Debt Fund.

Other Accounts. As of May 31, 2007, Stone Harbor's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets		Number of Accounts		Total Assets
Peter J. Wilby, CFA	1	$356,233,000	10		$1,608,706,000		57		$7,279,541,000
	n/a	n/a	1	*	$79,858,000	**	1	*	$272,380,000	***
Pablo Cisilino	1	$356,233,000	6		$1,242,246,000		34		$4,669,270,000
	n/a	n/a	1	*	$79,858,000	**	1	*	$272,380,000	***
James E. Craige, CFA	1	$356,233,000	6		$1,242,246,000		34		$4,669,270,000
	n/a	n/a	1	*	$79,858,000	**	1	*	$272,380,000	***
Thomas Flanagan, CFA	1	$356,233,000	6		$1,242,246,000		34		$4,669,270,000
	n/a	n/a	1	*	$79,858,000	**	1	*	$272,380,000	***

*  Accounts listed above are subject to a performance-based advisory fee.

**  This amount represents the market value of one account within one Pooled Investment Vehicle.

***  This amount represents the total market value of the account, not the part managed by the above Portfolio Managers.

Conflicts of Interests. There are several potential conflicts of interest that may arise in conducting business as an investment adviser. Stone Harbor has adopted compliance polices and procedures that are designed to address the potential conflicts of interest that may arise for the firm and the individuals that it employs.

Potential conflicts of interest may arise because an Emerging Markets Debt Fund's portfolio manager has day-to-day management responsibilities with respect to one or more accounts. Stone Harbor seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage accounts that share a similar investment style. Furthermore, Stone Harbor has implemented trade allocation procedures, which are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by Stone Harbor will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Potential conflicts of interest may also occur when employees purchase securities for their personal accounts and as a result of employees having access to confidential and or non-public information. It is Stone Harbor's policy to put the customer's interest first, protect their confidentiality and act ethically to fulfill its fiduciary obligations. To this end, Stone Harbor has enacted a Code of Ethics that requires, among other things, that Stone Harbor employees follow specified guidelines for trading in their personal accounts and refrain from misusing confidential client information or other nonpublic information. Each Stone Harbor employee involved in the management and/or review of the Emerging Markets Debt Fund is required to acknowledge receipt and certify that they have complied with this Code of Ethics on an annual basis.

Wellington Management

Compensation. SIMC pays Wellington Management a fee based on the assets under management of the Small/Mid Cap Equity, Small Cap and Enhanced Income Funds as set forth in the Sub-Advisory Agreements between Wellington Management and SIMC with respect to the Small/Mid Cap Equity, Small Cap and Enhanced Income Funds. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Small/Mid Cap Equity, Small Cap and Enhanced Income Funds. The following information relates to the fiscal year ended May 31, 2007.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of its portfolio manager includes a base salary and incentive components. The base salaries for the portfolio managers, who are partners of Wellington Management, is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. Each portfolio manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund or funds managed by that portfolio manager and generally each other portfolio managed by such portfolio manager. Each equity portfolio manager's incentive payment relating to the relevant fund is linked to the gross pre-tax performance of the portion of the relevant fund managed by the portfolio manager compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the portfolio manager, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by a portfolio manager can, and typically do, represent a significant portion of a portfolio manager's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The portfolio managers may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Messrs. Rome and Smith are partners of the firm.

Fund	Benchmark Index and/or Peer Group for Incentive Period
Small/Mid Cap Equity Fund	Russell 2000 Index
Small Cap Fund	Russell 2000 Index
Enhanced Income Fund	N/A

Ownership of Fund Shares. As of the end of the Small/Mid Cap Equity, Small Cap and Enhanced Income Funds' most recently completed fiscal year, Wellington Management's portfolio managers did not beneficially own any shares of the Small/Mid Cap Equity, Small Cap and Enhanced Income Funds.

Other Accounts. As of May 31, 2007, in addition to the Small/Mid Cap Equity, Small Cap and Enhanced Income Funds, Wellington Management's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jamie Rome (Small/Mid Cap Equity)	4 n/a	$630,750,997 n/a	11 n/a	$1,652,086,830 n/a	22 1*	$3,908,663,840 $88,639,279
Jamie Rome (Small Cap)	4 n/a	$600,176,269 n/a	11 n/a	$1,652,086,830 n/a	22 1*	$3,908,663,840 $88,639,279
Timothy E. Smith	8 n/a	$1,571,427,962 n/a	5 n/a	$7,967,139,753 n/a	44 1*	$9,075,615,899 $34,193,893

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts and hedge funds. Each Fund's managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds ("Portfolio Managers") generally manages portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Small/Mid Cap Equity, Small Cap and Enhanced Income Funds. The portfolio managers make investment decisions for each portfolio, including the Small/Mid Cap Equity, Small Cap and Enhanced Income Funds, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio managers may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for portfolio may vary from the performance of securities purchased for other portfolios. Alternatively, these portfolios may be managed in a similar fashion to the Small/Mid Cap Equity, Small Cap and Enhanced Income Funds and thus the portfolios may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Small/Mid Cap Equity, Small Cap and Enhanced Income Funds.

A portfolio manager or other investment professionals at Wellington Management may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made on behalf of the Small/Mid Cap Equity, Small Cap and Enhanced Income Funds, or make investment decisions that are similar to those made for the Small/Mid Cap Equity, Small Cap and Enhanced Income Funds, both of which have the potential to adversely impact the Small/Mid Cap Equity, Small Cap and Enhanced Income Funds depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. Similarly, a portfolio manager may purchase the same security for the Small/Mid Cap Equity, Small Cap and Enhanced Income Funds and one or more other portfolios at or about the same time, and in those instances the other portfolios will have access to their respective holdings prior to the public disclosure of the Small/Mid Cap Equity, Small Cap and Enhanced Income Funds' holdings. In addition, some of these portfolios have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Small/Mid Cap Equity, Small Cap and Enhanced Income Funds to Wellington Management. Because incentive payments paid by Wellington Management to the portfolio managers are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with Other Accounts managed by a given portfolio manager. Finally, the portfolio managers may hold shares or investments in the other pooled investment vehicles and/or Other Accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain Other Accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's portfolio managers. Although Wellington Management does not track the time a portfolio manager spends on a single portfolio, Wellington Management does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager's various client mandates.

Wells Capital

Compensation. SIMC pays Wells Capital a fee based on the assets under management of the Core Fixed Income Fund as set forth in an investment sub-advisory agreement between Wells Capital and SIMC. Wells Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income Fund. The following information relates to the period ended May 31, 2007.

Wells Capital's portfolio managers are compensated with a fixed cash salary, pension and retirement plan. They may receive incentive bonuses based in part on pre-tax annual and historical portfolio performance measured against benchmarks (Lehman Brothers Aggregate Bond Index) over a calendar year period and assets under management.

Ownership of Fund Shares. As of the end of the Core Fixed Income Fund's most recently completed fiscal year, Wells Capital's portfolio managers did not beneficially own any shares of the Core Fixed Income Fund.

Other Accounts. As of May 31, 2007, in addition to the Core Fixed Income Fund, Wells Capital's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
William C. Stevens	8 n/a	$4,532,500,000 n/a	3 n/a	$1,193,700,000 n/a	40* 2*	$6,863,200,000 $2,407,200,000
Thomas O'Connor	7 n/a	$4,152,400,000 n/a	3 n/a	$1,193,700,000 n/a	33* 2*	$6,863,200,000 $2,407,200,000
Lynne Royer	6 n/a	$3,689,000,000 n/a	3 n/a	$1,193,700,000 n/a	34* 2*	$6,811,600,000 $2,407,200,000
Troy Ludgood	6 n/a	$3,689,000,000 n/a	3 n/a	$1,193,700,000 n/a	32* 2*	$6,811,600,000 $2,407,200,000

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest.  The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Core Fixed Income Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts managed by Wells Capital's portfolio managers include separate accounts and other pooled investment vehicles. The Other Accounts might have similar investment objectives as the Core Fixed Income Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Core Fixed Income Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Wells Capital does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Wells Capital believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Core Fixed Income Fund. Because of their positions with the Core Fixed Income Fund, the portfolio managers know the size, timing and possible market impact of Core Fixed Income Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Core Fixed Income Fund. However, Wells Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Core Fixed Income Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Core Fixed Income Fund. This conflict of interest may be exacerbated to the extent that Wells Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than from the Core Fixed Income Fund. Notwithstanding this theoretical conflict of interest, it is Wells Capital's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Wells Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Account securities that differ in identity or quantity from securities bought for the Core Fixed Income Fund, such securities might not be suitable for the Core Fixed Income Fund given its investment objectives and related restrictions.

Western Asset

Compensation. SIMC pays Western Asset a fee based on the assets under management of the Core Fixed Income Fund as set forth in an investment sub-advisory agreement between Western Asset and SIMC. Western Asset pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income Fund. The following information relates to the period ended May 31, 2007.

Western Asset's compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan. In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western Asset, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. The majority of a portfolio manager's bonus is tied directly to investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Western Asset, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western Asset's business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Ownership of Fund Shares. As of the end of the Core Fixed Income Fund's most recently completed fiscal year, Western Asset's portfolio managers did not beneficially own any shares of the Core Fixed Income Fund.

Other Accounts. As of May 31, 2007, in addition to the Core Fixed Income Fund, Western Asset's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
S. Kenneth Leech	115 n/a	$106,769,422,368 n/a	127 n/a	$188,916,218,221 n/a	983 100*	$284,829,500,928 $33,992,467,060
Stephen A. Walsh	115 n/a	$106,769,422,368 n/a	127 n/a	$188,916,218,221 n/a	983 100*	$284,829,500,928 $33,992,467,060
Edward A. Moody	3 n/a	$779,751,114 n/a	1 n/a	$112,658,616 n/a	100 8*	$18,646,608,323 $2,889,073,459
Carl L. Eichstaedt	12 n/a	$3,271,657,580 n/a	1 n/a	$380,801,837 n/a	103 3*	$22,103,027,034 $1,138,962,257
Mark S. Lindbloom	6 n/a	$2,903,199,096 n/a	5 n/a	$399,412,064 n/a	40 4*	$8,147,891,754 $1,232,127,789
Keith J. Gardner	7 n/a	$1,341,483,100 n/a	6 n/a	$1,563,103,476 n/a	1 1*	$14,726,861 $14,726,861
Michael C. Buchanan	14 n/a	$8,167,150,614 n/a	5 n/a	$3,871,532,721 n/a	11 n/a	$835,204,861 n/a

*  Accounts listed above are subject to a performance-based advisory fee.

Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the firm's portfolios, but they are not solely responsible for particular portfolios. Western Asset's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the firm's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Conflicts of Interests. Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Core Fixed Income Fund's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Core Fixed Income Fund's trades.

It is possible that an investment opportunity may be suitable for both the Core Fixed Income Fund and Other Accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Core Fixed Income Fund and the Other Accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Core Fixed Income Fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to the Core Fixed Income Fund because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Core Fixed Income Fund, Western Asset determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain Other Accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for the Core Fixed Income Fund in a particular security may be placed separately from, rather than aggregated with, such Other Accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Core Fixed Income Fund or the Other Accounts involved. Additionally, the management of multiple portfolios and/or Other Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Other Account.

It is theoretically possible that portfolio managers could use information to the advantage of Other Accounts they manage and to the possible detriment of the Core Fixed Income Fund. For example, a portfolio manager could short sell a security for an account immediately prior to Core Fixed Income Fund's sale of that security. To address this conflict, Western Asset has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Core Fixed Income Fund) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether Western Asset allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing the Core Fixed Income Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Core Fixed Income Fund and the Other Accounts listed above.

Western Asset Limited

Compensation. SIMC pays Western Asset Limited a fee based on the assets under management of the Core Fixed Income Fund as set forth in an investment sub-advisory agreement between Western Asset Limited and SIMC. Western Asset Limited pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income Fund. The following information relates to the period ended May 31, 2007.

Western Asset Limited's compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan. In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western Asset Limited, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. The majority of a portfolio manager's bonus is tied directly to investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Western Asset Limited, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western Asset Limited business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Ownership of Fund Shares. As of the end of the Core Fixed Income Fund's most recently completed fiscal year, Western Asset Limited's portfolio managers did not beneficially own any shares of the Core Fixed Income Fund.

Other Accounts. As of May 31, 2007, in addition to the Core Fixed Income Fund, Western Asset Limited's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
S. Kenneth Leech	115 n/a	$106,169,335,085 n/a	127 n/a	$188,916,218,221 n/a	983 100*	$284,829,500,928 $33,992,467,060*
Stephen A. Walsh	115 n/a	$106,169,335,085 n/a	127 n/a	$188,916,218,221 n/a	983 100*	$284,829,500,928 $33,992,467,060*
Detlev S. Schlichter	2 n/a	$205,503,275 n/a	22 n/a	$4,103,146,589 n/a	64 19*	$24,028,904,189 $7,089,317,110*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Core Fixed Income Fund's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Core Fixed Income Fund's trades.

It is possible that an investment opportunity may be suitable for both the Core Fixed Income Fund and Other Accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Core Fixed Income Fund and the Other Accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to the Core Fixed Income Fund because the account pays a performance-based fee or the portfolio manager, Western Asset Limited or an affiliate has an interest in the account. Western Asset Limited has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Core Fixed Income Fund, Western Asset Limited determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain Other Accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset Limited may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for the Core Fixed Income Fund in a particular security may be placed separately from, rather than aggregated with, such Other Accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Core Fixed Income Fund or the Other Accounts involved. Additionally, the management of multiple portfolios and/or Other Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Other Account.

It is theoretically possible that portfolio managers could use information to the advantage of Other Accounts they manage and to the possible detriment of the Core Fixed Income Fund. For example, a portfolio manager could short sell a security for an account immediately prior to the Core Fixed Income Fund's sale of that security. To address this conflict, Western Asset Limited has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Core Fixed Income Fund) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether Western Asset Limited allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing the Core Fixed Income Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Core Fixed Income Fund and the Other Accounts listed above.

DISTRIBUTION AND SHAREHOLDER SERVICING

General. SEI Investments Distribution Co. (the "Distributor"), serves as each Fund's distributor. The Distributor, a wholly-owned subsidiary of SEI, has its principal business offices in Oaks, Pennsylvania 19456.

Distribution Agreement with the Trust. The Distributor serves as each Fund's distributor pursuant to a distribution agreement ("Distribution Agreement") with the Trust. The Distribution Agreement shall be reviewed and ratified at least annually: (i) by the Trust's Trustees or by the vote of a majority of the outstanding shares of the Trust; and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the

Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Fund on not less than sixty days' notice by the Trust's Trustees, by vote of a majority of the outstanding shares of such Fund or by the Distributor. The Distributor will receive no compensation for the distribution of Fund shares.

The Funds may execute brokerage or other agency transactions through the Distributor, for which the Distributor may receive compensation.

The Distributor may, from time to time and at its own expense, provide promotional incentives, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the Funds' shares.

Distribution Expenses Incurred by Adviser. The Funds are sold primarily through independent registered investment advisers, financial planners, bank trust departments and other financial advisors ("Financial Advisors") who provide their clients with advice and services in connection with their investments in the SEI Funds. Funds are typically combined into complete investment portfolios and strategies using asset allocation techniques to serve investor needs. In connection with its distribution activities, SIMC and its affiliates may provide Financial Advisors, without charge, asset allocation models and strategies, custody services, risk assessment tools, and other investment information and services to assist the Financial Advisor in providing advice to investors.

SIMC may hold conferences, seminars and other educational and informational activities for Financial Advisors for the purpose of educating Financial Advisors about the Funds and other investment products offered by SIMC or its affiliates. SIMC may pay for lodging, meals and other similar expenses incurred by Financial Advisors in connection with such activities. SIMC also may pay expenses associated with joint marketing activities with Financial Advisors, including, without limitation, seminars, conferences, client appreciation dinners, direct market mailings and other marketing activities designed to further the promotion of the Funds. In certain cases, SIMC may make payments to Financial Advisors or their employer in connection with their solicitation or referral of investment business, subject to any regulatory requirements for disclosure to and consent from the investor. All such marketing expenses and solicitation payments are paid by SIMC or its affiliates out of its past profits or other available resources, and are not charged to the Funds.

Many Financial Advisors may be affiliated with broker-dealers. SIMC and its affiliates may pay compensation to broker-dealers or other financial institutions for services such as, without limitation, providing the Funds with "shelf space" or a higher profile for the firm's associated Financial Advisors and their customers, placing the Funds on the firm's preferred or recommended fund list, granting the Distributor access to the firm's associated Financial Advisors, providing assistance in training and educating the firms' personnel, allowing sponsorship of seminars or informational meetings, and furnishing marketing support and other specified services. These payments may be based on average net assets of SEI Funds attributable to that broker-dealer, gross or net sales of SEI funds attributable to that broker-dealer, a negotiated lump sum payment, or other appropriate compensation for services rendered.

Payments may also be made by SIMC or its affiliates to financial institutions to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. These fees may be used by the financial institutions to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans. The foregoing payments may be in addition to any shareholder servicing fees paid to a financial institution in accordance with the Funds' Shareholder Services Plan or Administrative Services Plan.

The payments discussed above may be significant to the financial institutions receiving them, and may create an incentive for the financial institutions or its representatives to recommend or offer shares of the SEI Funds to its customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources.

Although a Fund may use broker-dealers that sell Fund shares to effect transactions for the Fund's portfolio, the Fund, SIMC and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing broker-dealers to effect those transactions and will not direct brokerage transactions to broker-dealers as compensation for the sales of Fund shares.

TRUSTEES AND OFFICERS OF THE TRUST

Board of Trustees Responsibilities. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each fund of SEI Index Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP (the "Fund Complex"), which currently consists of 75 funds and includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Members of the Board. Set forth below are the names, dates of birth, position with the Trust, the year in which the Trustee was elected, other directorships held and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. There is no stated term of office for the Trustees of the Trust, however, a Trustee must retire from the Board of Trustees by the end of the calendar year in which the Trustee turns 75, provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the trusts, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Interested Trustees.

ROBERT A. NESHER (DOB 08/17/46)—Chairman of the Board of Trustees* (since 1995)—SEI employee, 1974-present. President and Chief Executive Officer of the Trust, December 2005-present, and SEI Alpha Strategy Portfolios, LP, June 2007-present. President and Director of SEI Opportunity Master Fund, L.P., SEI Opportunity Fund, L.P. and SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

WILLIAM M. DORAN (DOB 05/26/40)—Trustee* (since 1995)—1701 Market Street, Philadelphia, PA 19103. Director of SEI Alpha Strategy Portfolios, LP since June 2007. Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Director of SEI since 1974; Secretary of SEI since 1978. Director of the Distributor since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

*  Messrs. Nesher and Doran are Trustees deemed to be "interested" persons of the Funds (as that term is defined in the 1940 Act) by virtue of their relationship with the Trust's Distributor and SIMC.

Independent Trustees.

F. WENDELL GOOCH (DOB 12/03/32)—Trustee (since 1995)—Retired. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds and STI Classic Variable Trust.

JAMES M. STOREY (DOB 04/12/31)—Trustee (since 1995)—Attorney, Solo Practitioner since 1994. Partner, Dechert Price & Rhoads (law firm), September 1987-December 1993. Trustee/Director of U.S. Charitable Gift Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, Massachusetts Health and Education Tax-Exempt Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42)—Trustee (since 1996)—Self-employed Consultant, Newfound Consultants Inc. since April 1997. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Opportunity Master Fund, L.P., SEI Opportunity Fund, L.P., SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

ROSEMARIE B. GRECO (DOB 03/31/46)—Trustee (since 1999)—Director, Governor's Office of Health Care Reform, Commonwealth of Pennsylvania, since 2003. Founder and Principal, Grecoventures Ltd., from 1999 to 2002. Director, Sonoco, Inc. and Exelon Corporation; Trustee/Director of Pennsylvania Real Estate Investment Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

NINA LESAVOY (DOB 07/24/57)—Trustee (since 2003)—Managing Partner, Cue Capital since March 2002. Managing Partner and Head of Sales, Investorforce, March 2000-December 2001. Global Partner working for the CEO, Invesco Capital, January 1998-January 2000. Head of Sales and Client Services, Chancellor Capital and later LGT Asset Management, 1986-2000. Trustee/Director of SEI Opportunity Master Fund, L.P., SEI Opportunity Fund, L.P., SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

JAMES M. WILLIAMS (DOB 10/10/47)—Trustee (since 2004)—Vice President and Chief Investment Officer, J. Paul Getty Trust, Non Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999. Trustee/Director of Ariel Mutual Funds, SEI Opportunity Master Fund, L.P., SEI Opportunity Fund, L.P., SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

MITCHELL A. JOHNSON (DOB 03/01/42)—Trustee (since 2007)—Private Investor since 1994. Director, Federal Agricultural Mortgage Corporation (Farmer Mac). Trustee/Director of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Index Funds, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

Board Standing Committees. The Board has established the following standing committees:

•  Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditors and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Trust's independent auditors to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditors and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditors that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. In addition, the Audit committee is responsible for the oversight of the Trust's compliance program. Messrs. Gooch, Storey, Sullivan, Williams and Johnson, Ms. Greco and Ms. Lesavoy currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 4 times in the Trust's most recently completed fiscal year.

•  Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Messrs. Nesher and Sullivan currently serve as the Board's delegates on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 54 times in the Trust's most recently completed fiscal year.

•  Governance Committee. The Board has a standing Governance Committee that is composed of each of the Independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self assessment of the Board's operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" Trustee candidates; reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the applicable Trust's offices. Messrs. Gooch, Storey, Sullivan, Williams and Johnson and Ms. Greco and Ms. Lesavoy currently serve as members of the Governance Committee. The Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Committee shall meet at least once each year and shall conduct at least one meeting in person. The Committee met 5 times during the Trust's most recently completed fiscal year.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities and Exchange Act of 1934 (the "1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)*	Aggregate Dollar Range of Shares (Fund Complex)*
Interested
Mr. Nesher	None	Over $100,000
Mr. Doran	Over $100,000 (Large Cap Fund)	Over $100,000
Over $100,000 (Small Cap Fund)
Independent
Mr. Gooch	None	Over $100,000
Mr. Storey	None	None
Mr. Sullivan	None	Over $100,000
Ms. Greco	None	None
Ms. Lesavoy	None	None
Mr. Williams	None	None
Mr. Johnson	None	None

*  Valuation date is December 31, 2006.

Board Compensation. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex
Interested
Mr. Nesher	$0	N/A	N/A	$0
Mr. Doran	$0	N/A	N/A	$0
Independent
Mr. Gooch	$42,795	N/A	N/A	$179,500
Mr. Storey	$42,795	N/A	N/A	$179,500
Mr. Sullivan	$42,795	N/A	N/A	$179,500
Ms. Greco	$42,795	N/A	N/A	$179,500
Ms. Lesavoy	$42,795	N/A	N/A	$179,500
Mr. Williams	$42,795	N/A	N/A	$179,500
Mr. Johnson	$11,771	N/A	N/A	$46,000

Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. None of the officers receive compensation from the Trust for their services.

Certain officers of the Trust also serve as officers to one or more mutual funds to which SEI or its affiliates act as investment adviser, administrator or distributor.

ROBERT A. NESHER (DOB 08/17/46)—President and Chief Executive Officer (since 2005)—SEI employee, 1974-present. President and Chief Executive Officer, June 2007 to present, of SEI Alpha Strategy Portfolios, LP. Executive Vice President of SEI, 1986-1994. Director and Executive Vice President of SIMC, the Administrator and the Distributor, 1981-1994. President and Director of SEI Opportunity Master Fund, L.P. and SEI Opportunity Fund, L.P.

TIMOTHY D. BARTO (DOB 03/28/68)—Vice President and Secretary (since 2002)—Vice President and Assistant Secretary of the Trust, 1999-2002. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and

Assistant Secretary of SEI since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor and Vice President of the Distributor.

STEPHEN F. PANNER (DOB 06/08/70)—Controller and Chief Financial Officer (since 2005)—Fund Accounting Director of the Administrator, 2005-present. Fund Administration Manager, Old Mutual Fund Services, 2000-2005. Chief Financial Officer, Controller and Treasurer, PBHG Funds and PBHG Insurance Series Fund, 2004-2005. Assistant Treasurer, PBHG Funds and PBHG Insurance Series Fund, 2000-2004. Assistant Treasurer, Old Mutual Fund Advisors Fund, 2004-2005.

JOHN J. MCCUE (DOB 04/20/63)—Vice President (since 2004)—Director of Portfolio Implementations for SIMC, August 1995 to present. Managing Director of Money Market Investments for SIMC, January 2003 to present.

RUSSELL EMERY (DOB 12/18/62)—Chief Compliance Officer (since 2006)—Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Master Fund, L.P., SEI Opportunity Fund, L.P., Bishop Street Funds, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, The Advisors' Inner Circle Fund and The Advisors' Inner Circle Fund II, since March 2006. Director of Investment Product Management and Development of SIMC, February 2003-March 2006. Senior Investment Analyst—Equity Team of SIMC, March 2000-February 2003.

SOFIA A. ROSALA (DOB 02/01/74)—Vice President and Assistant Secretary (since 2004)—Vice President and Assistant Secretary of SIMC and the Administrator since 2005. Compliance Officer of SEI, September 2001-2004.

JAMES NDIAYE (DOB 09/11/68)—Vice President and Assistant Secretary (since 2005)—Vice President and Assistant Secretary of SIMC since 2005. Vice President, Deutsche Asset Management, 2003-2004. Associate, Morgan, Lewis & Bockius LLP, 2000-2003.

MICHAEL T. PANG (DOB 07/08/72)—Vice President and Assistant Secretary (since 2005)—Vice President and Assistant Secretary of SIMC since 2005. Counsel, Caledonian Bank & Trust's Mutual Funds Group, 2004. Counsel, Permal Asset Management, 2001-2004. Associate, Schulte, Roth & Zabel's Investment Management Group, 2000-2001. Staff Attorney, U.S. Securities and Exchange Commission's Division of Enforcement, Northeast Regional Office, 1997-2000.

NICOLE WELCH (DOB 09/13/77)—Anti-Money Laundering Compliance Officer (since 2005)—Assistant Vice President and Anti-Money Laundering Compliance Coordinator of SEI since 2005. Compliance Analyst, TD Waterhouse, 2004. Senior Compliance Analyst, UBS Financial Services, 2002-2004. Knowledge Management Analyst, PricewaterhouseCoopers Consulting, 2000-2002.

PROXY VOTING POLICIES AND PROCEDURES

The Funds have delegated proxy voting responsibilities to SIMC, subject to the Board's general oversight. In delegating proxy voting responsibilities, each Fund has directed that proxies be voted consistent with a Fund's best economic interests. SIMC has adopted its own proxy voting policies and guidelines for this purpose (the "Procedures"). As required by applicable regulations, SIMC has provided this summary of its Procedures concerning proxies voted by SIMC on behalf of each investment advisory client who delegates voting responsibility to SIMC, which includes the Funds (each a "Client"). The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

SIMC votes proxies in the best economic interests of Clients. SIMC has elected to retain an independent proxy voting service (the "Service") to vote proxies for Client accounts, which votes proxies in accordance with Proxy Voting Guidelines (the "Guidelines") approved by SIMC's Proxy Voting Committee (the "Committee"). The Guidelines set forth the manner in which SIMC will vote on matters that may come up for shareholder vote. The Service will review each matter on a case-by-case basis, and vote the proxies in accordance with the Guidelines. For example, the Guidelines provide that SIMC will vote in favor of proposals to require shareholder ratification of any poison pill, shareholder proposals that request companies to adopt confidential voting, and for management proposals to do so, and shareholder social, workforce, and environmental proposals that create good corporate citizens while enhancing long-term shareholder value, and will vote against director nominees (or the Board) if it believes that a nominee (or the Board) has not served the economic long-term interests of shareholders.

Prior to voting a proxy, the Service makes available to SIMC its recommendation on how to vote in light of the Guidelines. SIMC retains the authority to overrule the Service's recommendation on any specific proxy proposal and to instruct the Service to vote in a manner determined by the Committee. Before doing so, the Committee will determine whether SIMC may have a material conflict of interest regarding the proposal. If the Committee determines that SIMC has such a material conflict, SIMC shall instruct the Service to vote in accordance with the Service's recommendation unless SIMC, after full disclosure to the Client of the nature of the conflict, obtains the Client's consent to voting in the manner determined by the Committee (or otherwise obtains instructions from the client as to how to vote on the proposal).

For each proxy, SIMC maintains all related records as required by applicable law. A Client may obtain, without charge, a copy of SIMC's Procedures and Guidelines, or information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ending June 30, 2007, by calling SIMC at 1-800-DIAL-SEI, by writing to SIMC at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or on the SEC's website at http://www.sec.gov.

PURCHASE AND REDEMPTION OF SHARES

Shares of a Fund may be purchased in exchange for securities included in the Fund subject to the Administrator's determination that the securities are acceptable. Securities accepted in an exchange will be valued at the market value. All accrued interest and subscription of other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the shareholder to the Trust upon receipt from the issuer. A shareholder may recognize a gain or loss for federal income tax purposes in making the exchange.

The Administrator will not accept securities for a Fund unless: (1) such securities are appropriate for the Fund at the time of the exchange; (2) such securities are acquired for investment and not for resale; (3) the shareholder represents and agrees that all securities offered to the Trust for the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act, or otherwise; (4) such securities are traded on the American Stock Exchange, the New York Stock Exchange ("NYSE") or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or, if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Board; and (5) the securities may be acquired under the investment restrictions applicable to the Fund.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of readily marketable securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

A gain or loss for federal income tax purposes may be realized by a taxable shareholder upon an in-kind redemption depending upon the shareholder's basis in the shares of the Trust redeemed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the fund securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, SIMC, the Administrator, the Distributor, the Sub-Advisers and/or the custodian are not open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Use of Third-Party Independent Pricing Agents. The Funds' Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees. However, when the change would not materially affect valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting.

TAXES

The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectus. No attempt is made to present a detailed explanation of the federal, state, local, or foreign tax treatment of the Funds or their shareholders and the discussion here and in the Funds' Prospectus is not intended as a substitute for careful tax planning.

This discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Post-October losses represent losses realized on investment transactions from November 1 through May 31 of the following calendar year that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year. For more information about the amount of capital loss carryforwards for the fiscal year ended May 31, 2007, please refer to the annual report.

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

If you are subject to tax, distributions of net short-term capital gains will be taxable to you as ordinary income. In general, distributions by a Fund of investment company taxable income, if any, whether received in cash or additional shares, will be taxable to you as ordinary income (to the extent of the current or accumulated earnings and profits of the Fund). All or a portion of these distributions (excluding net short-term capital gains) may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). In order for the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares.

A Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual percentage of such income earned during the period of your investment in the Fund.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

If you are subject to tax, any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

For non-corporate shareholders, long-term capital gains are currently taxed at a maximum rate of 15% and short-term capital gains are currently taxed at ordinary income tax rates.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at corporate rates, and its distributions (including capital gain distributions) generally will be taxable as ordinary income dividends to its shareholders. In such case, the dividends received deduction will generally be available for eligible corporate shareholders (which are subject to certain limitations) and distributions to individual shareholders should qualify as qualified dividend income (subject to certain limitations). The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

A Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or loss or capital gain or loss, accelerate the recognition of income to a Fund and/or defer such Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by such Fund.

With respect to investments in STRIPs, TRs, TIGRs, LYONs, CATs and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when SIMC would not have chosen to sell such securities and which may result in taxable gain or loss.

A Fund will be required in certain cases to withhold, at applicable withholding rates, and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who: (1) has provided the Fund either an incorrect tax identification number or no number at all; (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends; (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (4) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien). Non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisor prior to investing in a Fund.

Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, a Fund will be eligible to, and intends to file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by a Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions. Based upon their investment objectives, the International Equity, World Equity Ex-US, Emerging Markets Equity and Global Equity Funds may be eligible to make the election.

State Taxes

A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders should consult their own tax advisors regarding the effect of federal, state and local taxes affecting an investment in Fund shares. Many states grant tax-free status to dividends paid to you from interest earned on direct obligation of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or Fannie Mae securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are generally different for corporate shareholders.

FUND PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker or dealer or group of brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, SIMC and the Sub-Advisers are responsible for placing orders to execute fund transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While SIMC and the Sub-Advisers generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust will not purchase fund securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

The money market securities in which a Fund invests are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, SIMC and the Sub-Advisers will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing fund securities transactions of a Fund will primarily consist of dealer spreads and underwriting commissions.

It is expected that the Funds may execute brokerage or other agency transactions through the Distributor, a registered broker-dealer, for a commission, in conformity with the 1940 Act, the 1934 Act, and rules of the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting fund transactions for a Fund on an exchange. These provisions further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, a Fund may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Fund's expenses. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, SIMC and a Fund's Sub-Advisers may select a broker based upon brokerage or research services provided to SIMC and the Sub-Advisers. SIMC and the Sub-Advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Exchange Act ("Section 28(e)") permits SIMC and the Sub-Advisers, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, SIMC and the Sub-Advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund. In addition to agency transactions, SIMC or the Sub-Advisers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidelines.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which SIMC or the Sub-Advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. SIMC or the Sub-Advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by SIMC and the Sub-Advisers will be in addition to and not in lieu of the services required to be performed by SIMC and a Fund's Sub-Advisers under the Advisory and Sub-Advisory Agreements. Any advisory, sub-advisory, or other fees paid to SIMC and the Sub-Advisers are not reduced as a result of the receipt of research services.

In some cases SIMC or the Sub-Advisers receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, SIMC or the Sub-Advisers make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while SIMC or the Sub-Advisers will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, SIMC or the Sub-Advisers face a potential conflict of interest, but SIMC or the Sub-Advisers believe that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide SIMC or the Sub-Advisers with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

SIMC and the various firms that serve as Sub-Advisers to certain Funds of the Trust, in the exercise of joint investment discretion over the assets of a Fund, may execute a substantial portion of a Fund's portfolio transactions through a commission recapture program that SIMC has arranged with the Distributor (the "Program"). SIMC then requests, but does not require, that certain Sub-Advisers execute a portion of a Fund's portfolio transactions through the Program. Under the Program, the Distributor receives a commission, in its capacity as an introducing broker, on Fund portfolio transactions. The Distributor then returns to a Fund a portion of the commissions earned on the portfolio transactions, and such payments are used by the Fund to pay fund operating expenses. Sub-advisers are authorized to execute trades pursuant to the Program; provided that, the Sub-Adviser determines that such trading is consistent with its duty to seek best execution on Fund portfolio transactions. As disclosed in the Trust's prospectuses, SIMC in many cases voluntarily waives fees that it is entitled to receive for providing services to a Fund and/or reimburses expenses of a Fund in order to maintain the Fund's total operating expenses at or below a specified level. In such cases, the portion of commissions returned to a Fund under the Program will generally be used to pay Fund expenses that may otherwise have been voluntarily waived or reimbursed by SIMC or its affiliates, thereby increasing the portion of the Fund fees that SIMC and its affiliates are able to receive and retain. In cases where SIMC and its affiliates are not voluntarily waiving Fund fees or reimbursing expenses, then the portion of commissions returned to a Fund under the Program will directly decrease the overall amount of operating expenses of the Fund borne by shareholders.

SIMC also from time to time executes trades with the Distributor, again acting as introducing broker, in connection with the transition of the securities and other assets included in a Fund's portfolio when there is a change in Sub-Advisers in the Fund or a reallocation of assets among the Fund's Sub-Advisers. An unaffiliated third-party broker selected by SIMC or the relevant Sub-Adviser provides execution and clearing services with respect to such trades, and is compensated for such services out of the commission paid to the Distributor on the trades. All such transactions effected using the Distributor as introducing broker must be accomplished in a manner that is consistent with the Trust's policy to achieve best net results, and must comply with the Trust's procedures regarding the execution of Fund transactions through affiliated brokers. The Funds do not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

Certain information about the Funds' brokerage activities, including brokerage activities with affiliated brokers, for the fiscal years ended May 31, 2005, 2006 and 2007, is set forth below:

	Total $ Amount of Brokerage Commissions Paid (000)						Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers (000)				% of Total Brokerage Commissions Paid to the Affiliated Brokers		% of Total Brokerage Transactions Effected Through Affiliated Brokers
Fund	2005		2006		2007		2005		2006	2007	2007		2007
Large Cap Fund	$1,674		$1,213		$543		$0		$0	$4	0%		0%
Large Cap Diversified Alpha Fund	*		$55	****	$410		*		$0	$0	0	%****	0	%****
Large Cap Disciplined Equity Fund	$2,519		$2,537		$4,648		$0		$0	$0	0%		0%
Large Cap Index Fund	$26		$41		$27		$0		$0	$0	0%		0%
Small Cap Fund	$4,051		$5,635		$4,873		$426		$1,602	$55	1%		1%
Small/Mid Cap Equity Fund	$2,035		$3,411		$3,453		$118		$1,144	$8	0%		0%
International Equity Fund	$2,693		$2,718		$2,542		$393		$983	$0	0%		0%
World Equity Ex-US Fund	$227	**	$1,103		$2,454		$0	**	$31	$22	1%		0%
Emerging Markets Equity Fund	*		*		*		*		*	*	*		*
Global Equity Fund	*		*		*		*		*	*	*		*
Global Managed Volatility Fund	*		*		*		*		*	*	*		*
Enhanced Income Fund	*		*		$3	*****	*		*	$0	0	%*****	0	%*****
Core Fixed Income Fund	$254		$222		$437		$0		$0	$0	0%		0%
High Yield Bond Fund	*		$3	***	$6		*		$0	$0	0	%***	0	%***

	Total $ Amount of Brokerage Commissions Paid (000)					Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers (000)				% of Total Brokerage Commissions Paid to the Affiliated Brokers		% of Total Brokerage Transactions Effected Through Affiliated Brokers
Fund	2005	2006		2007		2005	2006	2007		2007		2007
Long Duration Fund	$0	$0		$1		$0	$0	$0		0%		0%
Extended Duration Fund	$0	$0		$2		$0	$0	$0		0%		0%
Emerging Markets Debt Fund	*	$0	***	$1		*	$0	$0		0	%***	0	%***
Real Return Plus Fund	*	*		$10	*****	*	*	0	*****	0	*****	0	%*****

*  Not in operation during such period.

**  Commenced operations on March 28, 2005.

***  Commenced operations on December 5, 2005.

****  Commenced operations on February 28, 2006.

*****  Commenced operations on December 15, 2006.

The portfolio turnover rate for the Large Cap Fund, Large Cap Diversified Alpha Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, Small Cap Fund, Small/Mid Cap Equity Fund, International Equity Fund, World Equity Ex-US Fund, Emerging Markets Equity Fund, Global Equity Fund, Global Managed Volatility Fund, Enhanced Income Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Extended Duration Fund, Emerging Markets Debt Fund and Real Return Plus Fund for the fiscal years ended May 31, 2006 and 2007 was as follows:

	Turnover Rate
Fund	2006	2007
Large Cap Fund	103%	47%
Large Cap Diversified Alpha Fund	47%	132%
Large Cap Disciplined Equity Fund	140%	135%
Large Cap Index Fund	20%	10%
Small Cap Fund	119%	92%
Small/Mid Cap Equity Fund	123%	104%
International Equity Fund	116%	153%
World Equity Ex-US Fund	104%	154%
Emerging Markets Equity Fund	*	*
Global Equity Fund	*	*
Global Managed Volatility Fund	*	*
Enhanced Income Fund	*	53%
Core Fixed Income Fund	545%	428%
High Yield Bond Fund	58%	98%
Long Duration Fund	113%	97%
Extended Duration Fund	170%	123%
Emerging Markets Debt Fund	51%	89%
Real Return Plus Fund	*	18%

*  Not in operation during such period.

For the International Equity and World Equity Ex-US Funds, turnover increased in the fiscal year 2007 as compared with the fiscal year 2006 due to manager transition and quantitative managers trying to exploit short term trading opportunities in the market. For the High Yield Bond Fund, turnover increased in the fiscal year 2007 as compared with the fiscal year 2006 due to one manager transition and market volatility increase, giving managers more opportunity to trade as a way to add value. The Emerging Markets Debt Fund also had one manager transition and all fund managers were more active due to market volatility resulting in an increase in turnover in the fiscal year 2007 as compared with the fiscal year 2006. In regards to the Large Cap Diversified Alpha Fund, SEI expanded the mandates for AJO, Analytic and QMA during fiscal year 2007, such that they may short-sell up to 30% of their sub-portfolios and re-invest the proceeds into additional securities; up from 20% short in 2006. This increased flexibility caused an increase in the level of turnover in fiscal year 2007 as compared to fiscal year 2006. In addition, fiscal year 2006 was not a full 12-month period given the Large Cap Diversified Alpha Fund launched in December 2005, where as fiscal year 2007 was a full 12-month period.

The Trust is required to identify any securities of its "regular broker dealers" (as such term is defined in the 1940 Act) that the Trust has acquired during its most recent fiscal year. Certain information about these issuers is set forth below, as of May 31, 2007:

Fund	Name of Issuer	Type of Security	Amount (000)
Large Cap Fund	Bank of America	Equity	10,812

	J.P. Morgan Chase Bank	Equity	8,868

	Merrill Lynch, Inc.	Equity	5,947

	Goldman Sachs Group, Inc.	Equity	2,785

	Lehman Brothers Inc.	Equity	1,651

	Bear, Stearns & Co., Inc.	Equity	1,521

	Bear, Stearns & Co., Inc.	Debt	1,541

Large Cap Diversified Alpha Fund	J.P. Morgan Chase Bank	Equity	6,145

	Bank of America Corp.	Equity	3,310

	Merrill Lynch Pierce Fenner & Smith, Inc.	Equity	2,971

	Goldman Sachs Group, Inc.	Equity	2,308

	Lehman Brothers Inc.	Equity	1,388

	Bear, Stearns & Co., Inc.	Equity	510

	Bear, Stearns & Co., Inc.	Debt	3,080

	Credit Suisse First Boston Corporation	Debt	4,448

	Goldman Sachs Group, Inc.	Debt	577

	J.P. Morgan Chase Bank	Debt	639

Fund	Name of Issuer	Type of Security	Amount (000)
	Lehman Brothers Inc.	Debt	820

	Merrill Lynch Pierce Fenner & Smith, Inc.	Debt	3,945

Large Cap Disciplined Equity Fund	Bank of America Corp.	Equity	153,134

	JP Morgan Chase & Co.	Equity	119,075

	Merrill Lynch Pierce Fenner & Smith, Inc.	Equity	72,467

	Goldman Sachs Group, Inc.	Equity	51,127

	Lehman Brothers Inc.	Equity	39,153

	Bear, Stearns & Co., Inc.	Equity	7,875

	Bank of America Corp.	Debt	4,304

	Bear, Stearns & Co., Inc.	Debt	1,412

	Goldman Sachs Group, Inc.	Debt	4,025

	JP Morgan Chase & Co.	Debt	10,804

	Lehman Brothers Inc.	Debt	16,847

	Merrill Lynch Pierce Fenner & Smith, Inc.	Debt	78,337

Large Cap Index Fund	Bank of America Corp.	Equity	6,228

	Bear, Stearns & Co., Inc.	Equity	491

	Goldman Sachs Group, Inc.	Equity	2,233

	JP Morgan Chase & Co.	Equity	4,847

	Lehman Brothers Inc.	Equity	1,056

	JP Morgan Chase & Co.	Debt	2,165

	Bear, Stearns & Co., Inc.	Debt	1,172

Small Cap Fund	Bear, Stearns & Co., Inc.	Debt	16,195

Small/Mid Cap Equity Fund	Bear, Stearns & Co., Inc	Debt	18,269

International Equity Fund	Deutsche Bank Securities Limited	Equity	10,907

Fund	Name of Issuer	Type of Security	Amount (000)
	UBS Paine Webber Group,Inc.	Equity	9,288

	HSBC Securities, Inc.	Equity	11,857

	Bear, Stearns & Co., Inc.	Debt	9,642

	HSBC Securities, Inc.	Debt	438

	JP Morgan Chase & Co.	Debt	414

	Merrill Lynch Pierce Fenner & Smith, Inc.	Debt	430

	Bank of America	Debt	1,567

	Deutsche Bank Securities Limited	Debt	1,150

	Lehman Brothers Inc.	Debt	4,134

	Credit Suisse First Boston Corporation	Debt	509

World Equity Ex-US Fund	UBS Paine Webber

	Group, Inc.	Equity	6,908

	Deutsche Bank Securities Limited	Equity	8,469

	Bank of America Corp.	Debt	1,175

	Bear, Stearns & Co., Inc.	Debt	10,459

	Credit Suisse First Boston Corporation	Debt	4,957

	Deutsche Bank Securities Limited	Debt	1,150

	JP Morgan Chase & Co.	Debt	404

	Lehman Brothers Inc.	Debt	5,031

	Merrill Lynch Pierce Fenner & Smith, Inc.	Debt	808

Fund	Name of Issuer	Type of Security	Amount (000)
Enhanced Income Fund	Bank of America	Debt	1,851

	Bear, Stearns & Co., Inc.	Debt	2,068

	Credit Suisse First Boston Corporation	Debt	521

	Goldman Sachs Group, Inc.	Debt	500

	J.P. Morgan Chase Bank	Debt	1,055

	Lehman Brothers Inc.	Debt	502

	Merrill Lynch Pierce Fenner & Smith, Inc.	Debt	502

	UBS Warburg Painewebber, Inc.	Debt	2,147

Core Fixed Income Fund	Nomura Securities International, Inc.	Debt	173

	Lehman Brothers Inc.	Debt	37,805

	Credit Suisse First Boston Corporation	Debt	63,655

	Deutsche Bank Securities Limited	Debt	25,634

	Goldman, Sachs & Company	Debt	16,312

	J.P. Morgan Chase Bank	Debt	141,094

	Merrill Lynch, Inc.	Debt	54,827

	Morgan Stanley Dean Witter, Inc.	Debt	50,637

	HSBC Finance Corporation	Debt	8,192

	Bear, Stearns & Co., Inc.	Debt	58,141

High Yield Bond Fund	Bear, Stearns & Co., Inc.	Debt	7,620

Long Duration Fund	Nomura Securities International, Inc.	Debt	959

Fund	Name of Issuer	Type of Security	Amount (000)
	Bear, Stearns & Co., Inc.	Debt	2,300

	Merrill Lynch, Inc.	Debt	3,990

	JP Morgan Chase & Co.	Debt	3,121

	Morgan Stanley Dean Witter, Inc.	Debt	1,427

	HSBC Securities, Inc.	Debt	9

	Lehman Brothers Inc.	Debt	4,501

	Credit Suisse First Boston Corporation	Debt	1,161

Extended Duration Fund	Merrill Lynch Pierce Fenner & Smith, Inc.	Debt	2,503

	Nomura Securities International Inc.	Debt	782

	Bear, Stearns & Co., Inc.	Debt	4,500

	Morgan Stanley Dean Witter, Inc.	Debt	2,896

	HSBC Finance Corporation	Debt	8,517

	Goldman, Sachs & Company	Debt	2,255

	Lehman Brothers Inc.	Debt	7,370

	Credit Suisse First Boston Corporation	Debt	1,817

Emerging Markets Debt Fund	Credit Suisse First Boston Corporation	Debt	6,454

	Bear, Stearns & Co., Inc.	Debt	2,091

	Goldman Sachs Group, Inc.	Debt	1,944

	JP Morgan Chase & Co.	Debt	4,039

	Merrill Lynch Pierce Fenner & Smith, Inc.	Debt	243

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Funds' portfolio holdings can be obtained on the Internet at the following address: http://www.seic.com/holdings_home.asp (the "Portfolio Holdings Website"). The Board has approved a policy that provides that portfolio holdings may not be made available to any third party until after such information has been posted on the Portfolio Holdings Website, with limited exceptions noted below. This policy effectively addresses conflicts of interest and controls the use of portfolio holdings information by making such information available to all investors on an equal basis.

Ten calendar days after each month end, a list of the top ten portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Thirty calendar days after the end of each month, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the first business day of the fifth month after the date to which the data relates, at which time it will be permanently removed from the site.

Portfolio holdings information may be provided to independent third-party reporting services (e.g., Lipper or Morningstar), but will be delivered no earlier than the date such information is posted on the Portfolio Holdings Website, unless the reporting service executes a confidentiality agreement with the Trust that is satisfactory to the Trust's officers and that provides that the reporting service will not trade on the information. The Funds currently have no arrangements to provide portfolio holdings information to any third-party reporting services prior to the availability of such holdings on the Portfolio Holdings Website.

Portfolio holdings information may also be provided at any time (and as frequently as daily) to the Funds' Trustees, SIMC, the Sub-Advisers, the Distributor, the Administrator, the custodian, the independent proxy voting service retained by SIMC, the Funds' third-party independent pricing agents and the Fund's independent registered public accounting firm, as well as to state and federal regulators and government agencies, and as otherwise required by law or judicial process. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information, whether imposed by the provisions of the service provider's contract with the Trust or by the nature of its relationship with the Trust. Portfolio holdings of a Fund may also be provided to a prospective service provider for that Fund, so long as the prospective service provider executes a confidentiality agreement with the Fund in such form as deemed acceptable by an officer of the Fund. The Board exercises on-going oversight of the disclosure of Fund portfolio holding by overseeing the implementation and enforcement of the Funds' policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer regarding any material compliance matters.

Neither the Funds, SIMC, nor any other service provider to the Funds may receive compensation or other consideration for providing portfolio holdings information.

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Fund, each of which represents an equal proportionate interest in that Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. Share certificates representing the shares will not be issued.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, SIMC, the Sub-Advisers and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC and are available to the public.

VOTING

Each share held entitles the shareholder of record to one vote. The shareholders of each Fund or class will vote separately on matters pertaining solely to that Fund or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Prospectus for the Funds or this Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by Proxy; or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a Trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust: (i) contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees; and (ii) provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of Tuesday, September 11, 2007, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. The Trust believes that most of the shares referred to above were held by the above persons in accounts for their fiduciary, agency, or custodial customers.

Name and Address	Number of Shares	Percent of Fund
Large Cap Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	14,740,633.277	53.04%
Mellon Trust Hercules-STD One Mellon Bank Center Pittsburgh, PA 15258-0001	6,371,208.191	22.86%
Wells Fargo Bank NA FBO PO Box 1533 Minneapolis, MN 55480-1533	1,792,632.071	6.43%
Bank of America NC FBO Town of Groton Pennsion Plan PO Box 831575 Dallas, TX 75283-1575	1,620,616.587	5.82%
Capinco C/O Firstar Bank TTEE J.J.OFarrell PO Box 1787 Milwaukee, WI 53201-1787	1,474,580.124	5.29%
Large Cap Diversified Alpha Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	32,832,864.771	86.73%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	3,654,452.988	9.65%

Name and Address	Number of Shares	Percent of Fund
Large Cap Disciplined Equity Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	357,201,859.995	60.65%
JP Morgan Chase TTEE Deloitte & Touche Pension Plan Attn: Jasmin Felix 3 Chase Metro Tech Center 6th Floor Brooklyn, NY 11245-0001	32,743,188.004	5.56%
Large Cap Index Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	2,189,516.040	71.69%
The Northern Trust Co. AS TTEE FBO Nalco Profit Sharing Plan—DV 801 S. Canal St. Chicago, IL 60675-0001	483,220.354	15.82%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	190,450.287	6.24%
Small Cap Fund: Class A
JP Morgan Chase as Trustee SBC Master Pension Trust SEI Investments 3 Metro Tech Center 6th Floor Brooklyn, NY 11245-0001	42,508,737.658	33.54%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	24,374,945.228	19.23%
NFS LLC FEBO FMTC As Trustee for Air Products Air Products & Chemicals Inc. DB Plans Trust Retirement 82 Devonshire Street Z1M Boston, MA 02109-3605	11,301,389.609	8.92%

Name and Address	Number of Shares	Percent of Fund
Northern Trust Custodian FBO North Dakota Pension Attn: Jeff Sampson PO Box 92956 Chicago, IL 60675-0001	7,446,955.515	5.88%
JP Morgan Chase TTEE Deloitte & Touche Pension Plan Attn: Jasmin Felix 3 Chase Metro Tech Center 6th Floor Brooklyn, NY 11245-0001	7,112,981.677	5.61%
Small/Mid Cap Equity Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	77,320,339.921	55.55%
Board of Pensions Evangelical Lutheran Church in America 800 Marquette Ave. Minneapolis, MN 55402-2812	11,721,266.808	8.42%
Wells Fargo Bank NA FBO Ecolab—SEI Small/Mid Cap Equity Fd. PO Box 1533 Minneapolis, MN 55480-1533	7,124,124.767	5.12%
International Equity Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	77,312,784.848	67.43%
JP Morgan Chase TTEE Deloitte & Touche Pension Plan Attn: Jasmin Felix 3 Chase Metro Tech Center 6th Floor Brooklyn, NY 11245-0001	12,223,352.029	10.66%
Citibank NA TTEE For Moore Wallace North America Inc. Master RTM Trust 111 Wall Street 14/14 New York, NY 10043-1000	6,318,825.202	5.51%

Name and Address	Number of Shares	Percent of Fund
World Equity Ex-US Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	85,366,539.590	54.83%
SEI World Equity Ex-US Fund 70 York St. STE 1600	8,824,136.648	5.67%
JP Morgan Chase FBO Federal Mogul Pension Master Trust 3 Metrotech Center 6th Fl. Brooklyn, NY 11245-0001	8,759,774.980	5.63%
Wells Fargo Bank NA FBO Ecolab—SEI World Equity Ex-US Fd. PO Box 1533 Minneapolis, MN 55480-1533	7,957,654.942	5.11%
Enhanced Income Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	14,227,296.560	96.48%
Core Fixed Income Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	366,326,316.543	60.42%
JP Morgan Chase TTEE Deloitte & Touche Pension Plan Attn: Jasmin Felix 3 Chase Metro Tech Center 6th Flr. Brooklyn, NY 11245-0001	31,613,685.632	5.21%
High Yield Bond Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	77,452,718.950	58.96%
Bank of New York Attn: Steven Bonora One Wall St. 12th Fl. New York, NY 10286-0001	9,922,783.161	7.55%

Name and Address	Number of Shares	Percent of Fund
JP Morgan Chase TTEE Deloitte & Touche Pension Plan Attn: Jasmin Felix 3 Chase Metro Tech Center 6th Flr. Brooklyn, NY 11245-0001	7,338,570.446	5.59%
Long Duration Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	18,722,274.694	92.28%
Extended Duration Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	47,543,523.980	87.45%
The Northern Trust Company Special Assets C1-S PO Box 92956 Chicago, IL 60675-0001	4,381,475.926	8.06%
Emerging Markets Debt Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	48,391,440.406	58.30%
JP Morgan Chase TTEE Deloitte & Touche Pension Plan Attn: Jasmin Felix 3 Chase Metro Tech Center 6th Flr. Brooklyn, NY 11245-0001	5,767,098.425	6.95%
Bank of New York TTEE FBO Michelin North America One Wall Street—12th Flr. New York, NY 10286-0001	5,282,148.000	6.36%
Real Return Plus Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	26,294,802.406	97.44%

MASTER/FEEDER OPTION

The Trust may in the future seek to achieve any Fund's investment objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. It is expected that any such investment company would be managed by SIMC in substantially the same manner as the existing Fund. The initial shareholder(s) of each Fund voted to vest such authority in the sole discretion of the Trustees and such investment may be made without further approval of the shareholders of the Funds. However, shareholders of the Funds will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of a Fund and its shareholders. In making that determination the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Funds believe that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

CUSTODIANS

U.S. Bank National Association ("U.S. Bank"), 425 Walnut Street, Cincinnati, Ohio 45202, acts as wire agent and custodian for the assets of the Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Large Cap Index, Small Cap, Small/Mid Cap Equity, Enhanced Income, Core Fixed Income, High Yield Bond, Long Duration and Extended Duration Funds. Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts, 02109-3661, acts as wire agent and custodian for the assets of the International Equity, World Equity Ex-US, Emerging Markets Equity, Global Equity, Global Managed Volatility, Emerging Markets Debt and Real Return Plus Funds. U.S. Bank and BBH hold cash, securities and other assets of the respective Funds for which they act as custodian as required by the 1940 Act.

EXPERTS

The financial statements incorporated by reference into this Statement of Additional Information and the Financial Highlights for the year ended May 31, 2006 and 2007 included in the Prospectus have been audited by KPMG LLP, an independent registered public accounting firm located at 1601 Market Street, Philadelphia, Pennsylvania 19103, as indicated by their report, with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report. The Financial Highlights for the years ended May 31, 2005, 2004 and 2003 included in this Prospectus have been audited by the Trust's previous auditors.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, PA 19103, serves as counsel to the Trust.

APPENDIX A—DESCRIPTION OF RATINGS

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S RATING DEFINITIONS

LONG-TERM RATINGS

Aaa  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B  Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applied to senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the 1933 Act or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATING DEFINITIONS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, as it does not comment on market price or suitability for a particular investor.

The ratings are based, in varying degrees, on the following considerations:

(1) Likelihood of default. The rating assesses the obligor's capacity and willingness as to timely payment of interest and repayment of principal in accordance with the terms of the obligation.

(2) The obligation's nature and provisions.

(3) Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under bankruptcy laws and other laws affecting creditors' rights.

Likelihood of default is indicated by an issuer's senior debt rating. If senior debt is not rated, as implied senior debt rating is determined. Subordinated debt usually is rated lower than senior debt to better reflect relative position of the obligation in bankruptcy. Unsecured debt, where significant secured debt exists, is treated similarly to subordinated debt.

LONG-TERM RATINGS

Investment Grade

AAA  Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA  Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A  Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB  Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated "BB", "B", "CCC", "CC", and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB  Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B  Debt rate "B" has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The "B" rating category also is used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC  Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category also is used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC  The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C  The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D  Debt is rated "D" when the issue is in payment default, or the obligor has filed for bankruptcy. The "D" rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

pr  The letters "pr" indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgement with respect to such likelihood and risk.

L  The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

  *Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

N.R.  Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

If an issuer's actual or implied senior debt rating is "AAA", its subordinated or junior debt is rated "AAA" or "AA+". If an issuer's actual or implied senior debt rating is lower than "AAA" but higher than "BB+", its junior debt is typically rated one designation lower than the senior debt rating. For example, if the senior debt rating is "A", subordinated debt normally would be rated "A-". If an issuer's actual or implied senior debt rating is "BB+" or lower, its subordinated debt is typically rated two designations lower than the senior debt rating.

Investment and Speculative Grades

The term "investment grade" was originally used by various regulatory bodies to connote obligations eligible for investment by institutions such as banks, insurance companies, and savings and loan associations. Over time, this term gained widespread usage throughout the investment community. Issues rated in the four highest categories, "AAA", "AA", "A", "BBB", generally are recognized as being investment grade. Debt rated "BB" or below generally is referred to as speculative grade. The term "junk bond" is merely a more irreverent expression for this category of more risky debt. Neither term indicates which securities S&P deems worthy of investment, as an investor with a particular risk preference may appropriately invest in securities that are not investment grade.

Ratings continue as a factor in many regulations, both in the U.S. and abroad, notably in Japan. For example, the SEC requires investment-grade status in order to register debt on Form-3, which, in turn, is how one offers debt via a Rule 415 shelf registration. The Federal Reserve Board allows members of the Federal Reserve System to invest in securities rated in the four highest categories, just as the Federal Home Loan Bank System permits federally chartered savings and loan associations to invest in corporate debt with those ratings, and the Department of Labor allows pension funds to invest in commercial paper rated in one of the three highest categories. In similar fashion, California regulates investments of municipalities and county treasurers, Illinois limits collateral acceptable for public deposits, and Vermont restricts investments of insurers and banks. The New York and Philadelphia Stock Exchanges fix margin requirements for mortgage securities depending on their rating, and the securities haircut for commercial paper, debt securities, and preferred stock that determines net capital requirements is also a function of the ratings assigned.

FITCH'S RATINGS DEFINITIONS

LONG-TERM RATINGS

Investment Grade

AAA  Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB  Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B  Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D  Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%- 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

MOODY'S DESCRIPTION OF ITS THREE HIGHEST SHORT-TERM DEBT RATINGS

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

•  Leading market positions in well-established industries.

•  High rates of return on funds employed.

•  Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P'S DESCRIPTION OF ITS THREE HIGHEST SHORT-TERM DEBT RATINGS

A-1  This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

A-2  Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3  Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH'S DESCRIPTION OF ITS THREE HIGHEST SHORT-TERM DEBT RATINGS

F1  Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2  Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.